      As filed with the Securities and Exchange Commission on July 29, 2002
                                                     1933 Act File No. 2-92915
                                                     1940 Act File No. 811-4096

===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 37

                           AND REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 38


                          MFS(R) MUNICIPAL SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (617) 954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company,
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)


       |_| immediately upon filing pursuant to paragraph (b) |X| on July 29, 2002 pursuant to paragraph (b)
       |_| 60 days after filing pursuant to paragraph (a)(i) |_| on [date] pursuant to paragraph (a)(i)
       |_| 75 days after filing pursuant to paragraph (a)(ii) |_| on [date] pursuant to paragraph (a)(ii) of rule 485


       If appropriate, check the following box:
       |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

===============================================================================

                                                  -----------------------------
                                                  MFS(R) MUNICIPAL SERIES TRUST
                                                  -----------------------------
                                                                 AUGUST 1, 2002

                                                                     PROSPECTUS

                                                                        CLASS A
                                                                        CLASS B
                                                                        CLASS C

MFS ALABAMA MUNICIPAL BOND FUND
MFS ARKANSAS MUNICIPAL BOND FUND
MFS CALIFORNIA MUNICIPAL BOND FUND
MFS FLORIDA MUNICIPAL BOND FUND
MFS GEORGIA MUNICIPAL BOND FUND
MFS MARYLAND MUNICIPAL BOND FUND
MFS MASSACHUSETTS MUNICIPAL BOND FUND
MFS MISSISSIPPI MUNICIPAL BOND FUND
MFS NEW YORK MUNICIPAL BOND FUND
MFS NORTH CAROLINA MUNICIPAL BOND FUND
MFS PENNSYLVANIA MUNICIPAL BOND FUND
MFS SOUTH CAROLINA MUNICIPAL BOND FUND
MFS TENNESSEE MUNICIPAL BOND FUND
MFS VIRGINIA MUNICIPAL BOND FUND
MFS WEST VIRGINIA MUNICIPAL BOND FUND

-------------------------------------------------------------------------------

This Prospectus describes each of the funds listed above. The investment objective of each fund is to provide current income exempt from federal income tax and personal income tax, if any, of the state to which its name refers.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUNDS' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

-----------------
TABLE OF CONTENTS
-----------------

                                                                            Page
  I           Risk Return Summary ..................................         1

              Bar Charts and Performance Tables


                 1.  MFS Alabama Municipal Bond Fund ...............         7

                 2.  MFS Arkansas Municipal Bond Fund ..............        10

                 3.  MFS California Municipal Bond Fund ............        13

                 4.  MFS Florida Municipal Bond Fund ...............        16

                 5.  MFS Georgia Municipal Bond Fund ...............        19

                 6.  MFS Maryland Municipal Bond Fund ..............        22

                 7.  MFS Massachusetts Municipal Bond Fund .........        25

                 8.  MFS Mississippi Municipal Bond Fund ...........        28

                 9.  MFS New York Municipal Bond Fund ..............        31

                10.  MFS North Carolina Municipal Bond Fund ........        34

                11.  MFS Pennsylvania Municipal Bond Fund ..........        37

                12.  MFS South Carolina Municipal Bond Fund ........        40

                13.  MFS Tennessee Municipal Bond Fund .............        43

                14.  MFS Virginia Municipal Bond Fund ..............        46

                15.  MFS West Virginia Municipal Bond Fund .........        49

  II          Expense Summary ......................................        52

  III         Certain Investment Strategies and Risks ..............        60

  IV          Management of the Funds ..............................        61

  V           Description of Share Classes .........................        62

  VI          How to Purchase, Exchange and Redeem Shares ..........        66

  VII         Investor Services and Programs .......................        70

  VIII        Other Information ....................................        72

  IX          Financial Highlights .................................        79


              Appendix A -- Investment Techniques and Practices ....       A-1

              Appendix B -- Tax Equivalent Yield Tables ............       B-1

---------------------
I RISK RETURN SUMMARY
---------------------

o   INVESTMENT OBJECTIVE

    The investment objective of each fund is to provide current income exempt from federal income tax and personal income tax, if any, of the state to which its name refers. Each fund's objective may be changed without shareholder approval.


o   PRINCIPAL INVESTMENT POLICIES

    Each fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of the state to which its name refers. This policy may not be changed without shareholder approval. To meet its policy, a fund may invest in municipal securities, which are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. A fund also may invest in participation interests in municipal securities, which are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank. Although each fund seeks to invest in municipal securities whose income is exempt from federal income tax and state personal income tax in its namesake state (and the Florida intangibles tax in the case of the Florida fund), the interest on certain of these municipal securities may be subject to alternative minimum tax. In pursuing its investment policies, each fund may invest in securities of issuers located outside of the fund's named state. For a comparison of yields on municipal bonds and taxable securities, see the Tax Equivalent Yield Tables attached as Appendix B to this Prospectus.


      While each fund seeks to invest all its assets in the types of securities described in the preceding paragraph, market conditions may from time to time limit the availability of such obligations. During periods when a fund is unable to invest as described above, the fund will seek to invest its assets in municipal securities that are exempt from federal income tax but are subject to personal income tax in the fund's namesake state. Under normal market conditions, each fund will invest substantially all of its assets in:


        (i) municipal securities rated in one of the top four credit ratings by credit rating agencies (or which are unrated and considered by the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), to be of comparable quality);

       (ii) securities of issuers who have securities that are rated in one of the top four credit ratings by credit rating agencies or which are guaranteed by the U.S. government; and

      (iii) lower rated tax-exempt securities (commonly known as junk bonds).


      Speculative securities are securities rated in the lowest investment grade category by credit rating agencies or which are unrated and considered by MFS to be comparable to speculative securities. Lower rated bonds, commonly known as junk bonds, are bonds assigned credit ratings below the four highest credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

      In selecting fixed income investments for each fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including each of the funds) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

      Each fund is a non-diversified mutual fund. This means that each fund may invest a relatively high percentage of its assets in a small number of issuers.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in each fund and the circumstances reasonably likely to cause the value of your investment in a fund to decline are described below. The share price of a fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in a fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

      The principal risks of investing in each of the funds are:

    o Municipal Securities Risk

        > Interest Rate Risk: As with any fixed income security, the prices of municipal securities in each fund's portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in a fund's portfolio will generally rise.

        > Maturity Risk: Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of each fund's municipal security investments will affect the volatility of the fund's share price.

        > Credit Risk: Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank.


        > General Obligations and Revenue Obligations Risk: Each fund may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. Each fund may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects (such as building a hospital or toll roads, water and sewer projects, etc.), and are not backed by the full faith and credit of the municipal issuer. Each fund may invest in excess of 25% of its assets in revenue bonds relating to any one specific industry (e.g., housing, healthcare, water and sewer, etc.). Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income.


        > Municipal Lease Obligations Risk: Each fund's investments in municipal securities may include municipal lease obligations. Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase which generally relates to equipment or facilities. When a fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases, payments under municipal leases do not have to be made unless the appropriate legislative body specifically approves money for that purpose.

    o Concentration Risk: As more fully described below, because each fund concentrates in securities of municipal issuers in its namesake state, certain factors with respect to that state will disproportionately affect the value of the fund's investments, including local economic factors or policy changes, erosion of a state's tax base, or changes in the credit ratings assigned to the state's municipal issuers. Thus, each fund's performance will be closely tied to the economic and political conditions in its namesake state and will be more volatile than the performance of a more geographically diversified fund. The principal economic factors affecting each state are as follows:

        > Alabama: Alabama's economy relies in part on the textile, automobile and forest products industries, which may be affected by cyclical changes. While average per capita income of Alabama residents has improved in recent years, certain areas of Alabama are among the poorest in the nation.

        > Arkansas: The Arkansas economy is reliant in part on the food processing and lumber and wood products industries. Downturns in these industries could adversely affect the state's economy. The limits to growth in Arkansas are primarily related to labor supply shortages and infrastructure constrictions rather than external factors. Arkansas production and wealth prospects could be adversely affected if consumer confidence declines.

        > California: Issuers of California municipal obligations experienced severe financial difficulties in the early 1990's. During that time, California experienced recurring budget deficits. Subsequently, growth in California's economy was somewhat unbalanced. In general, the high-technology, biotechnology, construction and entertainment and other service industries expanded while aerospace and other manufacturing industries declined. California's economy can be expected to be particularly sensitive to trends in these industries and to economic downturns in foreign markets.


            The California economy fell into a mild recession in mid-2001, and California's general obligation bond rating was subject to credit downgrades in 2001. According to the Governor's 2002-2003 Budget -- May Revision, California faced a budget deficit as a result of unanticipated revenue losses.

            Many municipal issuers depend upon real property taxes as a source of revenue. Voter-passed initiatives have limited real property taxes. This limit and other voter-passed initiatives also have made it difficult for California to balance its budget. For example, State and local governments are subject to limits on spending. In addition, California is required to guarantee a minimum level of spending on public education.


        > Florida: Florida does not impose an individual income tax on Florida residents. This could affect Florida's ability to pay principal and interest in a timely manner, if an economic downswing occurs. Florida's economy is heavily dependent on the tourism and construction industries. South Florida is susceptible to economic difficulties from international trade and currency imbalances. North and Central Florida are impacted by damage to agriculture, especially the citrus and sugar industries.

        > Georgia: Georgia's economy relies in part on a large military presence within the state and a significant volume of defense contracting. Should there be a severe decline in defense spending or a large number of military base closings in Georgia, such changes could result in increased unemployment levels within the state.


        > Maryland: In the year 2000, according to U.S. Department of Commerce statistics average per capita personal income of Maryland residents ranked as the fifth highest in the nation, and had been so ranked for each of the previous nine years. However, with respect to such personal income, Maryland is more reliant on the service and government sectors than the nation as a whole, while the manufacturing sector is much less significant in Maryland than nationwide. Therefore, a significant downturn in either the government or service sectors would have a heightened impact on Maryland personal income, as a whole, possibly reducing certain muncipalities' revenues.


        > Massachusetts: The Massachusetts economy tends to be particularly susceptible to downturns in the U.S. economy, experiencing financial difficulty and high unemployment levels during these downturns. The Massachusetts economy is particularly susceptible to trends in the high- technology, financial services, biotechnology and health care industries.


        > Mississippi: Because Mississippi's economy relies heavily on the manufacturing and service industries, its economy is sensitive to trends in those industries. Also, Mississippi's financial strength in recent years is partially the result of substantial growth in the gaming and tourism industries and is therefore subject to changes in those industries and downturns in the economy. While Mississippi's financial condition has improved, it still ranks among the last of the states in per capita income.


        > New York: Because the fund invests primarily in the securities of New
          York issuers, its performance may be disproportionately affected by local, state and regional factors. These may include state or local legislation or policy changes, economics, erosion of the city's or state's tax base, natural disasters, and the possibility of credit problems. New York City and certain localities outside New York City have experienced financial problems. These problems may affect the fiscal health of New York State.

        > North Carolina: North Carolina has seen significant growth over the past twenty-five years, including increases in population, labor force, and per capita income. Nonetheless, it remains primarily a rural state. North Carolina's economy consists of a combination of industry, agriculture and tourism.


        > Pennsylvania: Although Pennsylvania has been historically identified as a heavy-industry state, over 84% of total state employment is non-manufacturing employment. Thus, Pennsylvania's economy may be disproportionately affected by economic downturns in non-manufacturing industries. Although Pennsylvania's employment rate and bond ratings are generally better than the national median, certain areas within the Commonwealth, particularly those areas that are more heavily reliant on a manufacturing economy, have worse employment rates and bond ratings.


        > South Carolina: South Carolina relies heavily on manufacturing, still largely related to the textile industry. Accordingly, the State's manufacturing economy remains vulnerable to cycles. The State also has initiated an ambitious property tax relief program, though the funding level is determined annually.


        > Tennessee: Tennessee faces a recurring budget crisis for the current year which could lead to financial difficulty for the state. Critics of current fiscal policy believe the State's budget passed by the Legislature for the 2001-2002 fiscal year has not addressed a long-term solution for revenue shortfalls. The Legislature is currently debating, but has not yet agreed upon, a new budget for the 2002-2003 fiscal year. Tennessee is reliant upon tourism and manufacturing for revenue, each of which is sensitive to the strength of the economy as a whole. Tennessee's economic growth has slowed over the past couple of years and has fallen behind the rate of economic growth for the nation.


        > Virginia: The economy of Virginia is significantly dependent on the government sector and could be affected adversely by reductions in defense spending, particularly military base closings.

        > West Virginia: West Virginia's economic indicators are typically below national averages. Although the State's economy continues to diversify, it is sensitive to trends in various industries such as mineral production, manufacturing and tourism.

    o Non-Diversified Status Risk: Because a fund may invest its assets in a small number of issuers, the fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o Speculative Municipal Securities Risk: Speculative bonds are subject to a higher risk that the issuer will default on payments of principal and interest than higher rated investment grade bonds. Although the issuer's ability to make interest and principal payments appears adequate, an adverse change in economic conditions or other circumstances is more likely to cause a default by the issuer of a speculative bond than the issuer of a higher rated investment grade bond.

    o Liquidity Risk: The fixed income securities purchased by each fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on a fund's performance.

    o Lower Rated Municipal Securities Risk

        > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.


        > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.


    o As with any mutual fund, you could lose money on your investment in a fund.

    An investment in a fund is not a bank deposit and it not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 1.  MFS ALABAMA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.


    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                  1992                          8.84%
                  1993                         12.58%
                  1994                         (4.74)%
                  1995                         16.08%
                  1996                          3.64%
                  1997                          9.13%
                  1998                          4.95%
                  1999                         (3.09)%
                  2000                         12.71%
                  2001                          4.06%


    During the period shown in the bar chart, the highest quarterly return was 6.50% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (4.75)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2002 was 4.50%.

    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and various other market indicators and assumes the deduction of applicable sales loads and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").

    AVERAGE ANNUAL TOTAL RETURNS -- ALABAMA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2001)
    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years   10 Years
    --------------------                            ------    -------   --------
    Class B shares                                  (0.68)%      4.30%     5.53%
    Class A shares                                  (0.89)%      4.40%     5.70%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions                                 (0.89)%      4.27%     5.58%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares       1.43 %      4.51%     5.61%

    INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
    Lehman Brothers Municipal Bond Index+*           5.13 %      5.98%     6.63%
    Lipper Alabama Municipal Debt Fund
      Average++**                                    4.42 %      4.62%     6.02%


    ------
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.

    * The Lehman Brothers Municipal Bond Index is an unmanaged, broad- based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).
    ** The Lipper Alabama Municipal Debt Fund Average, as calculated by Lipper
       Inc., is the average investment performance of funds in the Lipper Alabama Municipal Debt Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on February 1, 1990 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.


    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

 2.  MFS ARKANSAS MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.


    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                  1993                         12.41%
                  1994                         (6.06)%
                  1995                         14.96%
                  1996                          3.17%
                  1997                          8.98%
                  1998                          4.70%
                  1999                         (2.27)%
                  2000                         11.25%
                  2001                          5.40%


    During the period shown in the bar chart, the highest quarterly return was 6.45% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.58)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2002 was 4.54%.

    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and various other market indicators and assumes the deduction of applicable sales loads and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").

    AVERAGE ANNUAL TOTAL RETURNS -- ARKANSAS FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2001)
    ...........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years      Life*
    --------------------                            ------    -------      -----
    Class B shares                                    0.58%      4.38%     5.23%
    Class A shares                                    0.39%      4.49%     5.45%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions                                   0.39%      4.48%     5.42%
    Class A Shares' Return After Taxes on
    Distributions and Sale of Class A Shares          2.18%      4.58%     5.41%

    INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
    Lehman Brothers Municipal Bond Index+**           5.13%      5.98%     6.66%
    Lipper Other State Municipal Debt Fund
      Average++***                                    4.32%      4.80%     5.50%

    ------
    * Fund performance figures are for the period from the commencement of the fund's investment operations on February 3, 1992, through December 31, 2001. Index and Lipper average returns are from February 1, 1992.

    +   Source: Standard & Poor's Micropal, Inc.
    ++  Source: Lipper Inc.
    ** The Lehman Brothers Municipal Bond Index is an unmanaged, broad- based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    *** The Lipper Other State Municipal Debt Fund Average, as calculated by
        Lipper Inc., is the average investment performance of funds in the Lipper Other State Municipal Debt Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on February 3, 1992 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.


    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

 3.  MFS CALIFORNIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.


    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                  1992                          9.13%
                  1993                         12.87%
                  1994                         (8.06)%
                  1995                         18.01%
                  1996                          2.93%
                  1997                          9.79%
                  1998                          6.46%
                  1999                         (3.32)%
                  2000                         11.94%
                  2001                          4.73%

    During the period shown in the bar chart, the highest quarterly return was 7.00% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (6.18)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2002 was 3.94%.

    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and various other market indicators and assumes the deduction of applicable sales loads and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").

    AVERAGE ANNUAL TOTAL RETURNS -- CALIFORNIA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2001)
    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years   10 Years
    --------------------                            ------    -------   --------

    Class B shares                                  (0.07)%      4.65%     5.42%
    Class C shares                                   2.96 %      4.86%     5.39%
    Class A shares                                  (0.25)%      4.76%     5.67%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions                                 (0.25)%      4.76%     5.61%
    Class A Shares' Return After Taxes on
    Distributions and Sale of Class A Shares         1.76 %      4.81%     5.59%

    INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
    Lehman Brothers Municipal Bond Index+*           5.13 %      5.98%     6.63%
    Lipper California Municipal Debt Fund
      Average++**                                    3.71 %      5.05%     6.03%


    ------
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is an unmanaged, broad- based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    ** The Lipper California Municipal Debt Fund Average, as calculated by
       Lipper Inc., is the average investment performance of funds in the Lipper California Municipal Debt Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%. Class C share performance takes into account the deduction of the 1% CDSC.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on June 18, 1985 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993 and class C shares on January 3, 1994. Class B and class C share performance includes the performance of the fund's class A shares for periods prior to the offering of class B and class C shares. This blended class B and class C share performance has been adjusted to take into account the CDSC applicable to class B and class C shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B and C shares are higher than those of class A shares, this blended class B and C share performance is higher than the performance of class B and C shares would have been had class B and C shares been offered for the entire period.


    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

 4.  MFS FLORIDA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.


    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                  1993                         14.88%
                  1994                         (8.78)%
                  1995                         18.72%
                  1996                          2.12%
                  1997                          8.43%
                  1998                          5.47%
                  1999                         (3.45)%
                  2000                         11.45%
                  2001                          4.67%


    During the period shown in the bar chart, the highest quarterly return was 7.91% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (7.20)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2002 was 4.66%.

    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and various other market indicators and assumes the deduction of applicable sales loads and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").

    AVERAGE ANNUAL TOTAL RETURNS -- FLORIDA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2001)

    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years      Life*
    --------------------                            ------    -------      -----
    Class B shares                                  (0.14)%      4.02%     5.21%
    Class A shares                                  (0.30)%      4.18%     5.46%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions                                 (0.31)%      4.17%     5.39%
    Class A Shares' Return After Taxes on
    Distributions and Sale of Class A Shares         1.76 %      4.34%     5.42%

    INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
    Lehman Brothers Municipal Bond Index+**          5.13 %      5.98%     6.66%
    Lipper Florida Municipal Debt Fund
      Average++***                                   4.23 %      4.83%     5.96%

    ------
    * Fund performance figures are for the period from the commencement of the fund's investment operations on February 3, 1992, through December 31, 2001. Index and Lipper average returns are from February 1, 1992.

    +   Source: Standard & Poor's Micropal, Inc.
    ++  Source: Lipper Inc.
    ** The Lehman Brothers Municipal Bond Index is an unmanaged, broad- based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    *** The Lipper Florida Municipal Debt Fund Average, as calculated by Lipper
        Inc., is the average investment performance of funds in the Lipper Florida Municipal Debt Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on February 3, 1992 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.


    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

 5.  MFS GEORGIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.


    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                  1992                          8.12%
                  1993                         12.83%
                  1994                         (6.88)%
                  1995                         15.86%
                  1996                          2.38%
                  1997                         10.02%
                  1998                          5.07%
                  1999                         (3.57)%
                  2000                         11.93%
                  2001                          4.10%


    During the period shown in the bar chart, the highest quarterly return was 6.41% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (6.20)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2002 was 4.79%.

    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and various other market indicators and assumes the deduction of applicable sales loads and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").

    AVERAGE ANNUAL TOTAL RETURNS -- GEORGIA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2001)
    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years   10 Years
    --------------------                            ------    -------   --------
    Class B shares                                  (0.65)%      4.24%     5.08%
    Class A shares                                  (0.84)%      4.35%     5.24%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions                                 (0.84)%      4.34%     5.22%
    Class A Shares' Return After Taxes on
    Distributions and Sale of Class A Shares         1.32 %      4.47%     5.23%

    INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
    Lehman Brothers Municipal Bond Index+*           5.13 %      5.98%     6.63%
    Lipper Georgia Municipal Debt Fund
      Average++**                                    4.00 %      5.01%     5.69%


    ------

    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is an unmanaged, broad- based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).


    ** The Lipper Georgia Municipal Debt Fund Average, as calculated by Lipper
       Inc., is the average investment performance of funds in the Lipper Georgia Municipal Debt Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The fund commenced investment operations on June 6, 1988 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

 6.  MFS MARYLAND MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.


    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                  1992                          7.21%
                  1993                         10.39%
                  1994                         (6.12)%
                  1995                         15.12%
                  1996                          2.70%
                  1997                          9.22%
                  1998                          5.35%
                  1999                         (3.85)%
                  2000                         11.20%
                  2001                          4.79%


    During the period shown in the bar chart, the highest quarterly return was 6.73% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.92)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2002 was 4.50%.

    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and various other market indicators and assumes the deduction of applicable sales loads and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").

    AVERAGE ANNUAL TOTAL RETURNS -- MARYLAND FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2001)
    ..........................................................................
RETURNS BEFORE TAXES                            1 Year    5 Years   10 Years
--------------------                            ------    -------   --------
Class B shares                                   0.12 %      4.20%     4.81%
Class A shares                                  (0.18)%      4.19%     4.90%

RETURNS AFTER TAXES (CLASS A SHARES ONLY)
Class A Shares' Return After Taxes on
  Distributions                                 (1.34)%      4.49%     4.91%
Class A Shares' Return After Taxes on
  Distributions and Sale of Class A Shares       0.97 %      4.56%     4.96%

INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
Lehman Brothers Municipal Bond Index+*           5.13 %      5.98%     6.63%
Lipper Maryland Municipal Debt Fund
  Average++**                                    4.32 %      4.87%     5.79%


    ------

    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is an unmanaged, broad- based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).


    ** The Lipper Maryland Municipal Debt Fund Average, as calculated by Lipper
       Inc., is the average investment performance of funds in the Lipper Maryland Municipal Debt Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

 7.  MFS MASSACHUSETTS MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.


    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                  1992                          8.51%
                  1993                         11.20%
                  1994                         (5.65)%
                  1995                         16.04%
                  1996                          2.77%
                  1997                          8.87%
                  1998                          4.89%
                  1999                         (3.57)%
                  2000                         11.66%
                  2001                          4.02%


    During the period shown in the bar chart, the highest quarterly return was 6.41% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.18)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2002 was 4.74%.

    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and various other market indicators and assumes the deduction of applicable sales loads and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").

    AVERAGE ANNUAL TOTAL RETURNS -- MASSACHUSETTS FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2001)
    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years   10 Years
    --------------------                            ------    -------   --------
    Class B shares                                  (0.44)%      4.06%     5.10%
    Class A shares                                  (0.92)%      4.03%     5.16%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions                                 (0.92)%      4.03%     5.10%
    Class A Shares' Return After Taxes on
    Distributions and Sale of Class A Shares         1.30 %      4.23%     5.19%

    INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
    Lehman Brothers Municipal Bond Index+*           5.13 %      5.98%     6.63%
    Lipper Massachusetts Municipal Debt
      Fund Average++**                               4.11 %      4.86%     6.04%


    ------
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is an unmanaged, broad- based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    ** The Lipper Massachusetts Municipal Debt Fund Average, as calculated by
       Lipper Inc., is the average investment performance of funds in the Lipper Massachusetts Municipal Debt Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The fund commenced investment operations on April 9, 1985 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

 8.  MFS MISSISSIPPI MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.


    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                  1993                         13.13%
                  1994                         (7.14)%
                  1995                         17.96%
                  1996                          3.55%
                  1997                          9.52%
                  1998                          6.13%
                  1999                         (2.32)%
                  2000                         10.69%
                  2001                          4.31%


    During the period shown in the bar chart, the highest quarterly return was 7.25% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (6.12)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2002 was 4.63%.

    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and various other market indicators and assumes the deduction of applicable sales loads and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").

    AVERAGE ANNUAL TOTAL RETURNS -- MISSISSIPPI FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2001)
    ...........................................................................

    RETURNS BEFORE TAXES                            1 Year    5 Years      Life*
    --------------------                            ------    -------      -----
    Class B shares                                  (0.59)%      4.40%     4.88%
    Class A shares                                  (0.65)%      4.54%     5.11%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions                                 (0.66)%      4.53%     5.09%
    Class A Shares' Return After Taxes on
    Distributions and Sale of Class A Shares         1.57 %      4.64%     5.13%

    INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
    Lehman Brothers Municipal Bond Index+**          5.13 %      5.98%     6.26%
    Lipper Other State Municipal Debt Fund
      Average++***                                   4.32 %      4.80%     5.25%

    ------
    * Fund performance figures are for the period from the commencement of the fund's investment operations on August 6, 1992, through December 31, 2001. Index and Lipper average returns are from August 1, 1992.

    +   Source: Standard & Poor's Micropal, Inc.
    ++  Source: Lipper Inc.
    ** The Lehman Brothers Municipal Bond Index is an unmanaged, broad- based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    *** The Lipper Other State Municipal Debt Fund Average, as calculated by
        Lipper Inc., is the average investment performance of funds in the Lipper Other State Municipal Debt Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The fund commenced investment operations on August 6, 1992 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

 9.  MFS NEW YORK MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.


    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                  1992                          9.84%
                  1993                         13.23%
                  1994                         (6.14)%
                  1995                         16.79%
                  1996                          2.67%
                  1997                          9.99%
                  1998                          5.53%
                  1999                         (3.39)%
                  2000                         12.06%
                  2001                          3.75%


    During the period shown in the bar chart, the highest quarterly return was 6.65% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.60)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2002 was 5.27%.

    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and various other market indicators and assumes the deduction of applicable sales loads and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").

    AVERAGE ANNUAL TOTAL RETURNS -- NEW YORK FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2001)
    ...........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years   10 Years
    --------------------                            ------    -------   --------
    Class B shares                                  (0.98)%      4.33%     5.51%
    Class C shares                                   1.89 %      5.24%     6.10%
    Class A shares                                  (1.18)%      4.43%     5.69%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions                                 (1.19)%      4.42%     5.58%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares       1.17 %      4.54%     5.57%

    INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
    Lehman Brothers Municipal Bond Index+*           5.13 %      5.98%     6.63%
    Lipper New York Municipal Debt Fund
      Average++**                                    3.64 %      4.81%     5.70%


    ------
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is an unmanaged, broad- based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    ** The Lipper New York Municipal Debt Fund Average, as calculated by Lipper
       Inc., is the average investment performance of funds in the Lipper New York Municipal Debt Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%. Class C share performance takes into account the deduction of the 1% CDSC.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The fund commenced investment operations on June 6, 1988 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993 and class C shares on December 11, 2000. Class B and class C share performance includes the performance of the fund's class A shares for periods prior to the offering of class B and class C shares. This blended class B and class C share performance has been adjusted to take into account the CDSC applicable to class B and class C shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B and class C shares are higher than those of class A shares, this blended class B and class C share performance is higher than the performance of class B and class C shares would have been had class B and class C shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

10.  MFS NORTH CAROLINA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.


    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                  1992                          7.03%
                  1993                         10.78%
                  1994                         (6.35)%
                  1995                         16.26%
                  1996                          3.48%
                  1997                          9.01%
                  1998                          4.94%
                  1999                         (3.83)%
                  2000                         11.22%
                  2001                          4.07%


    During the period shown in the bar chart, the highest quarterly return was 6.95% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.38)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2002 was 4.68%.

    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and various other market indicators and assumes the deduction of applicable sales loads and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").

    AVERAGE ANNUAL TOTAL RETURNS -- NORTH CAROLINA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2001)
    ...........................................................................
    RETURNS BEFORE TAXES                             1 Year   5 Years   10 Years
    --------------------                             ------   -------   --------
    Class B shares                                   (0.65)%     3.94%     4.86%
    Class C shares                                    2.24 %     4.26%     4.88%
    Class A shares                                   (0.87)%     3.94%     4.95%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions                                  (0.87)%     3.93%     4.91%
    Class A Shares' Return After Taxes on
    Distributions and Sale of Class A Shares          1.33 %     4.12%     4.96%

    INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
    Lehman Brothers Municipal Bond Index+*            5.13 %     5.98%     6.63%
    Lipper North Carolina Municipal Debt Fund
      Average++**                                     3.93 %     4.85%     5.66%


    ------
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is an unmanaged, broad- based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    ** The Lipper North Carolina Municipal Debt Fund Average, as calculated by
       Lipper Inc., is the average investment performance of funds in the Lipper North Carolina Municipal Debt Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%. Class C share performance takes into account the deduction of the 1% CDSC.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993 and class C shares on January 3, 1994. Class B and class C share performance includes the performance of the fund's class A shares for periods prior to the offering of class B and class C shares. This blended class B and class C share performance has been adjusted to take into account the CDSC applicable to class B and class C shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B and C shares are higher than those of class A shares, this blended class B and C share performance is higher than the performance of class B and C shares would have been had class B and C shares been offered for the entire period.


    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

11.  MFS PENNSYLVANIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.


    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                  1994                         (7.05)%
                  1995                         16.86%
                  1996                          2.97%
                  1997                         10.07%
                  1998                          6.31%
                  1999                         (2.66)%
                  2000                         11.94%
                  2001                          4.81%


    During the period shown in the bar chart, the highest quarterly return was 7.39% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (7.70)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2002 was 5.25%.

    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and various other market indicators and assumes the deduction of applicable sales loads and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").

    AVERAGE ANNUAL TOTAL RETURNS -- PENNSYLVANIA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2001)
    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years      Life*
    --------------------                            ------    -------      -----
    Class B shares                                  (0.16)%      4.78%     4.99%
    Class A shares                                  (0.17)%      4.94%     5.22%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions                                 (0.17)%      4.93%     5.20%
    Class A Shares' Return After Taxes on
    Distributions and Sale of Class A Shares         1.83 %      4.97%     5.22%

    INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
    Lehman Brothers Municipal Bond Index+**          5.13 %      5.98%     6.31%
    Lipper Pennsylvania Municipal Debt Fund
      Average++***                                   4.53 %      4.70%     5.47%

    ------
    * For the period from the commencement of the fund's investment operations on February 1, 1993, through December 31, 2001.

    +   Source: Standard & Poor's Micropal, Inc.
    ++  Source: Lipper Inc.
    ** The Lehman Brothers Municipal Bond Index is an unmanaged, broad- based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    *** The Lipper Pennsylvania Municipal Debt Fund Average, as calculated by
        Lipper Inc., is the average investment performance of funds in the Lipper Pennsylvania Municipal Debt Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The fund commenced investment operations on February 1, 1993 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

12.  MFS SOUTH CAROLINA MUNICIPAL BOND FUND


o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.


    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                  1992                          7.55%
                  1993                         11.78%
                  1994                         (5.67)%
                  1995                         15.90%
                  1996                          2.82%
                  1997                          9.01%
                  1998                          4.87%
                  1999                         (4.46)%
                  2000                         10.95%
                  2001                          4.98%


    During the period shown in the bar chart, the highest quarterly return was 6.93% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.67)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2002 was 4.17%.

    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and various other market indicators and assumes the deduction of applicable sales loads and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").

    AVERAGE ANNUAL TOTAL RETURNS -- SOUTH CAROLINA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2001)
    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years   10 Years
    --------------------                            ------    -------   --------
    Class B shares                                   0.21 %      3.92%     4.97%
    Class A shares                                  (0.01)%      3.91%     5.06%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions                                 (0.02)%      3.89%     5.00%
    Class A Shares' Return After Taxes on
    Distributions and Sale of Class A Shares         1.85 %      4.07%     5.04%

    INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
    Lehman Brothers Municipal Bond Index+*           5.13 %      5.98%     6.63%
    Lipper South Carolina Municipal Debt Fund
      Average++**                                    4.41 %      4.87%     5.84%


    ------
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is an unmanaged, broad- based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).


    ** The Lipper South Carolina Municipal Debt Fund Average, as calculated by
       Lipper Inc., is the average investment performance of funds in the Lipper South Carolina Municipal Debt Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

13.  MFS TENNESSEE MUNICIPAL BOND FUND


o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.


    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                  1992                          8.25%
                  1993                         10.78%
                  1994                         (4.08)%
                  1995                         14.80%
                  1996                          2.87%
                  1997                          9.82%
                  1998                          5.13%
                  1999                         (4.02)%
                  2000                         11.09%
                  2001                          4.45%


    During the period shown in the bar chart, the highest quarterly return was 5.82% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (4.11)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2002 was 4.53%.

    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and various other market indicators and assumes the deduction of applicable sales loads and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").

    AVERAGE ANNUAL TOTAL RETURNS -- TENNESSEE FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2001)

    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years   10 Years
    Class B shares                                  (0.21)%      4.14%     5.13%
    Class A shares                                  (0.51)%      4.14%     5.22%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions                                 (0.51)%      4.09%     5.18%

    Class A Shares' Return After Taxes on
    Distributions and Sale of Class A Shares         1.51 %      4.26%     5.21%

    INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
    Lehman Brothers Municipal Bond Index+*           5.13 %      5.98%     6.63%
    Lipper Tennessee Municipal Debt Fund
      Average++**                                    4.38 %      4.99%     5.75%


    ------
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is an unmanaged, broad- based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    ** The Lipper Tennessee Municipal Debt Fund Average, as calculated by Lipper
       Inc., is the average investment performance of funds in the Lipper Tennessee Municipal Debt Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The fund commenced investment operations on August 12, 1988 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

14.  MFS VIRGINIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.


    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                  1992                          7.42%
                  1993                         10.96%
                  1994                         (6.68)%
                  1995                         16.73%
                  1996                          1.71%
                  1997                          8.85%
                  1998                          5.03%
                  1999                         (3.54)%
                  2000                         10.89%
                  2001                          3.93%


    During the period shown in the bar chart, the highest quarterly return was 6.69% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.77)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2002 was 4.29%.

    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and various other market indicators and assumes the deduction of applicable sales loads and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").

    AVERAGE ANNUAL TOTAL RETURNS -- VIRGINIA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2001)

    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years   10 Years
    --------------------                            ------    -------   --------
    Class B shares                                  (0.61)%      3.92%     4.72%
    Class C shares                                   2.27 %      4.25%     4.75%
    Class A shares                                  (1.01)%      3.90%     4.80%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions                                 (1.01)%      3.89%     4.73%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares       1.24 %      4.09%     4.84%

    INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
    Lehman Brothers Municipal Bond Index+*           5.13 %      5.98%     6.63%
    Lipper Virginia Municipal Debt Fund
      Average++**                                    4.11 %      4.92%     5.85%


    ------
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is an unmanaged, broad- based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    ** The Lipper Virginia Municipal Debt Fund Average, as calculated by Lipper
       Inc., is the average investment performance of funds in the Lipper Virginia Municipal Debt Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%. Class C share performance takes into account the deduction of the 1% CDSC.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993 and class C shares on January 3, 1994. Class B and class C share performance includes the performance of the fund's class A shares for periods prior to the offering of class B and class C shares. This blended class B and class C share performance has been adjusted to take into account the CDSC applicable to class B and class C shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B and C shares are higher than those of class A shares, this blended class B and C share performance is higher than the performance of class B and C shares would have been had class B and C shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

15.  MFS WEST VIRGINIA MUNICIPAL BOND FUND


o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.


    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                  1992                          7.84%
                  1993                         11.89%
                  1994                         (5.30)%
                  1995                         14.99%
                  1996                          3.38%
                  1997                          8.66%
                  1998                          4.84%
                  1999                         (3.86)%
                  2000                         11.19%
                  2001                          4.73%


    During the period shown in the bar chart, the highest quarterly return was 6.12% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.26)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2002 was 4.17%.

    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and various other market indicators and assumes the deduction of applicable sales loads and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").

    AVERAGE ANNUAL TOTAL RETURNS -- WEST VIRGINIA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2001)
    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years   10 Years
    --------------------                            ------    -------   --------
    Class B shares                                   0.06 %      3.97%     5.05%
    Class A shares                                  (0.24)%      3.97%     5.14%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions                                 (0.24)%      3.97%     5.10%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares       1.73 %      4.16%     5.15%

    INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
    Lehman Brothers Municipal Bond Index+*           5.13 %      5.98%     6.63%
    Lipper Other State Municipal Debt Fund
      Average++**                                    4.32 %      4.80%     5.45%


    ------
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is an unmanaged, broad- based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    ** The Lipper Other State Municipal Debt Fund Average, as calculated by
       Lipper Inc., is the average investment performance of funds in the Lipper Other State Municipal Debt Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

------------------
II EXPENSE SUMMARY
------------------

o   EXPENSE TABLE

    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of one of the funds. Each fund offers class A and class B shares and the California, New York, North Carolina and Virginia funds offer class C shares.

    SHAREHOLDER FEES APPLICABLE TO EACH FUND (fees paid directly from your investment)
    ..........................................................................
                                                    CLASS A    CLASS B   CLASS C
    Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of offering price)    4.75%      0.00%     0.00%

    Maximum Deferred Sales Charge (Load)
    (as a percentage of original purchase price
    or redemption proceeds, whichever is less)   See Below(1)   4.00%     1.00%

    ANNUAL FUND OPERATING EXPENSES OF CLASS A FOR EACH FUND
    (expenses that are deducted from fund assets)
    ...............................................................................................................................
                                              ALABAMA              ARKANSAS           CALIFORNIA          FLORIDA            GEORGIA
                                               FUND                 FUND                FUND               FUND               FUND
                                              -------             --------           ----------          -------            -------

    Management Fees ........................   0.55%               0.55%               0.55%              0.55%              0.55%
    Distribution and Service (12b-1) Fees(2)   0.25%               0.10%               0.10%              0.00%              0.25%
    Other Expenses(3) ......................   0.28%               0.27%               0.22%              0.28%              0.33%
                                               ----                ----                ----               ----               ----
    Total Annual Fund Operating Expenses ...   1.08%               0.92%               0.87%              0.83%              1.13%
        Fee Waiver and/or Expense
        Reimbursement(4) ...................   (0.20)%             (0.20)%             (0.20)%            (0.20)%            (0.20)%
                                               ----                ----                ----               ----               ----
        Net Expenses .......................   0.88%               0.72%               0.67%              0.63%              0.93%


                                                                                                                             NORTH
                                             MARYLAND          MASSACHUSETTS        MISSISSIPPI          NEW YORK           CAROLINA
                                               FUND                 FUND                FUND               FUND               FUND
                                             --------          -------------        -----------          --------           --------

    Management Fees ........................   0.55%               0.55%               0.55%              0.55%              0.55%
    Distribution and Service (12b-1) Fees(2)   0.35%               0.35%               0.00%              0.25%              0.35%
    Other Expenses(3) ......................   0.25%               0.22%               0.30%              0.28%              0.22%
                                               ----                ----                ----               ----               ----
    Total Annual Fund Operating Expenses ...   1.15%               1.12%               0.85%              1.08%              1.12%
        Fee Waiver and/or Expense
        Reimbursement(4) ...................   (0.20)%             (0.20)%             (0.20)%            (0.20)%            (0.20)%
                                               ----                ----                ----               ----               ----
        Net Expenses .......................   0.95%               0.92%               0.65%              0.88%              0.92%


                                                                   SOUTH                                                      WEST
                                           PENNSYLVANIA           CAROLINA           TENNESSEE           VIRGINIA           VIRGINIA
                                               FUND                 FUND                FUND               FUND               FUND
                                           ------------           --------           ---------           --------           --------

    Management Fees ........................   0.55%               0.55%               0.55%              0.55%              0.55%
    Distribution and Service (12b-1) Fees(2)   0.10%               0.35%               0.35%              0.35%              0.35%
    Other Expenses(3) ......................   0.34%               0.24%               0.24%              0.22%              0.23%
                                               ----                ----                ----               ----               ----
    Total Annual Fund Operating Expenses ...   0.99%               1.14%               1.14%              1.12%              1.13%
        Fee Waiver and/or Expense
        Reimbursement(4) ...................   (0.53)%             (0.20)%             (0.20)%            (0.20)%            (0.20)%
                                               ----                ----                ----               ----               ----
        Net Expenses .......................   0.46%               0.94%               0.94%              0.92%              0.93%


    ANNUAL FUND OPERATING EXPENSES OF CLASS B FOR EACH FUND
    (expenses that are deducted from fund assets)
    ...............................................................................................................................

                                              ALABAMA             ARKANSAS           CALIFORNIA          FLORIDA            GEORGIA
                                               FUND                 FUND                FUND               FUND               FUND
                                              -------             --------           ----------          -------            -------
    Management Fees ........................   0.55%               0.55%               0.55%              0.55%              0.55%
    Distribution and Service (12b-1) Fees(2)   1.00%               0.88%               0.88%              0.80%              1.00%
    Other Expenses(3) ......................   0.28%               0.27%               0.22%              0.28%              0.33%
                                               ----                ----                ----               ----               ----
    Total Annual Fund Operating Expenses ...   1.83%               1.70%               1.65%              1.63%              1.88%
        Fee Waiver and/or Expense
        Reimbursement(4) ...................   (0.20)%             (0.20)%             (0.20)%            (0.20)%            (0.20)%
                                               ----                ----                ----               ----               ----
        Net Expenses .......................   1.63%               1.50%               1.45%              1.43%              1.68%


                                                                                                                             NORTH
                                             MARYLAND          MASSACHUSETTS        MISSISSIPPI          NEW YORK           CAROLINA
                                               FUND                 FUND                FUND               FUND               FUND
                                             --------          -------------        -----------          --------           --------


    Management Fees ........................   0.55%               0.55%               0.55%              0.55%              0.55%
    Distribution and Service (12b-1) Fees(2)   1.00%               1.00%               0.80%              1.00%              1.00%
    Other Expenses(3) ......................   0.25%               0.22%               0.30%              0.28%              0.22%
                                               ----                ----                ----               ----               ----
    Total Annual Fund Operating Expenses ...   1.80%               1.77%               1.65%              1.83%              1.77%
        Fee Waiver and/or Expense
        Reimbursement(4) ...................   (0.20)%             (0.20)%             (0.20)%            (0.20)%            (0.20)%
                                               ----                ----                ----               ----               ----
        Net Expenses .......................   1.60%               1.57%               1.45%              1.63%              1.57%


                                                                   SOUTH                                                      WEST
                                           PENNSYLVANIA           CAROLINA           TENNESSEE           VIRGINIA           VIRGINIA
                                               FUND                 FUND                FUND               FUND               FUND
                                           ------------           --------           ---------           --------           --------

    Management Fees ........................   0.55%               0.55%               0.55%              0.55%              0.55%
    Distribution and Service (12b-1) Fees(2)   0.91%               1.00%               1.00%              1.00%              1.00%
    Other Expenses(3) ......................   0.34%               0.24%               0.24%              0.22%              0.23%
                                               ----                ----                ----               ----               ----
    Total Annual Fund Operating Expenses ...   1.80%               1.79%               1.79%              1.77%              1.78%
        Fee Waiver and/or Expense
        Reimbursement(4) ...................   (0.53)%             (0.20)%             (0.20)%            (0.20)%            (0.20)%
                                               ----                ----                ----               ----               ----
        Net Expenses .......................   1.27%               1.59%               1.59%              1.57%              1.58%


    ANNUAL FUND OPERATING EXPENSES OF CLASS C FOR FUNDS OFFERING CLASS C SHARES
    (expenses that are deducted from fund assets)
    ...............................................................................................................................

                                                                                                   NORTH
                                                      CALIFORNIA             NEW YORK             CAROLINA            VIRGINIA
                                                         FUND                  FUND                 FUND                FUND
                                                      ----------             --------             --------            --------
    Management Fees ................................     0.55%                0.55%                0.55%               0.55%
    Distribution and Service (12b-1) Fees(2) .......     1.00%                1.00%                1.00%               1.00%
    Other Expenses(3) ..............................     0.22%                0.28%                0.22%               0.22%
                                                         ----                 ----                 ----                ----
    Total Annual Fund Operating Expenses ...........     1.77%                1.83%                1.77%               1.77%
        Fee Waiver and/or Expense Reimbursement(4) .    (0.20)%              (0.20)%              (0.20)%             (0.20)%
                                                         ----                 ----                 ----                ----
        Net Expenses                                     1.57%                1.63%                1.57%               1.57%


    ------
    (1) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.
    (2) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees).
    (3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other similar arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain funds and would equal:

            FUND                                               CLASS A            CLASS B            CLASS C
            ----                                               -------            -------            -------

        Alabama Fund ..................................         0.87%              1.62%
        Arkansas Fund .................................         0.71               1.49
        California Fund ...............................         0.66               1.44               1.56%
        Florida Fund ..................................         0.62               1.42
        Georgia Fund ..................................         0.92               1.67
        Maryland Fund .................................         0.94               1.59
        Massachusetts Fund ............................         0.91               1.56
        Mississippi Fund ..............................         0.64               1.44
        New York Fund .................................         0.87               1.62               1.62
        North Carolina Fund ...........................         0.92               1.57               1.57
        Pennsylvania Fund .............................         0.45               1.26
        South Carolina Fund ...........................         0.93               1.58
        Tennessee Fund ................................         0.93               1.58
        Virginia Fund .................................         0.91               1.56               1.56
        West Virginia Fund ............................         0.92               1.57

    (4) MFS has contractually agreed to waive its right to receive the management fee to a maximum of 0.35% for each fund annually of such fund's average daily net assets. These contractual fee arrangements will remain in effect until at least August 1,
        2003, absent an earlier modification approved by the Board of Trustees which oversees the funds. MFS has contractually agreed, subject to reimbursement, to bear all of the Pennsylvania Fund's "Other Expenses" (after taking into account the expense offset arrangement described above). While MFS is entitled to be reimbursed by the Pennsylvania Fund for bearing its expenses, MFS is currently waiving its right to reimbursement up to 0.40% annually. The obligation of MFS to bear the
        Pennsylvania Fund's Other Expenses, and the fund's obligation to pay the expense reimbursement fee to MFS, terminates on the earlier of the date on which the amount of such reimbursement payments by the fund equal the prior payment of such reimbursable expenses by MFS or December 31, 2002.


o   EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

    o The fund's operating expenses remain the same, except that each fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see Expense Table).

    Although your actual costs may be higher or lower, under these assumptions your costs would be:

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS ALABAMA MUNICIPAL BOND FUND
    Class A shares                          $561      $783     $1,024    $1,712
    Class B shares(1)
      Assuming redemption at end of
        period                               566       856      1,172     1,935
      Assuming no redemption                 166       556        972     1,935


    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS ARKANSAS MUNICIPAL BOND FUND
    Class A shares                          $545      $735     $  941    $1,535
    Class B shares(1)
      Assuming redemption at end of
        period                               553       816      1,104     1,784
      Assuming no redemption                 153       516        904     1,784


    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS CALIFORNIA MUNICIPAL BOND FUND
    Class A shares                          $540      $720     $  916    $1,479
    Class B shares(1)
      Assuming redemption at end of
        period                               548       801      1,078     1,729
      Assuming no redemption                 148       501        878     1,729
    Class C shares
      Assuming redemption at end of
        period                               260       538        941     2,067
      Assuming no redemption                 160       538        941     2,067


    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------
    MFS FLORIDA MUNICIPAL BOND FUND
    Class A shares                          $536      $708     $  895    $1,434
    Class B shares(1)
      Assuming redemption at end of
        period                               546       795      1,068     1,702
      Assuming no redemption                 146       495        868     1,702

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS GEORGIA MUNICIPAL BOND FUND
    Class A shares                          $565      $798     $1,049    $1,767
    Class B shares(1)
      Assuming redemption at end of
        period                               571       871      1,198     1,989
      Assuming no redemption                 171       571        998     1,989


    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------
    MFS MARYLAND MUNICIPAL BOND FUND
    Class A shares                          $567      $804     $1,060    $1,789
    Class B shares(1)
      Assuming redemption at end of
        period                               563       847      1,156     1,928
      Assuming no redemption                 163       547        956     1,928

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    --------------------------------------------------------------------------
    MFS MASSACHUSETTS MUNICIPAL BOND FUND
    Class A shares                          $564      $795     $1,044    $1,756
    Class B shares(1)
      Assuming redemption at end of
        period                               560       838      1,141     1,896
      Assuming no redemption                 160       538        941     1,896

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS MISSISSIPPI MUNICIPAL BOND FUND
    Class A shares                          $538      $714     $  905    $1,457
    Class B shares(1)
      Assuming redemption at end of
        period                               548       801      1,078     1,724
      Assuming no redemption                 148       501        878     1,724


    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS NEW YORK MUNICIPAL BOND FUND
    Class A shares                          $561      $783     $1,024    $1,712
    Class B shares(1)
      Assuming redemption at end of
        period                               566       856      1,172     1,935
      Assuming no redemption                 166       556        972     1,935
    Class C shares
      Assuming redemption at end of
        period                               266       556        972     2,132
      Assuming no redemption                 166       556        972     2,132


    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS NORTH CAROLINA MUNICIPAL BOND FUND
    Class A shares                          $564      $795     $1,044    $1,756
    Class B shares(1)
      Assuming redemption at end of
        period                               560       838      1,141     1,896
      Assuming no redemption                 160       538        941     1,896
    Class C shares
      Assuming redemption at end of
        period                               260       538        941     2,067
      Assuming no redemption                 160       538        941     2,067


    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS PENNSYLVANIA MUNICIPAL BOND FUND
    Class A shares                          $520      $725     $  947    $1,584
    Class B shares(1)
      Assuming redemption at end of
        period                               529       815      1,125     1,858
      Assuming no redemption                 129       515        925     1,858


    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS SOUTH CAROLINA MUNICIPAL BOND FUND
    Class A shares                          $566      $801     $1,054    $1,778
    Class B shares(1)
      Assuming redemption at end of
        period                               562       844      1,151     1,918
      Assuming no redemption                 162       544        951     1,918


    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS TENNESSEE MUNICIPAL BOND FUND
    Class A shares                          $566      $801     $1,054    $1,778
    Class B shares(1)
      Assuming redemption at end of
        period                               562       844      1,151     1,918
      Assuming no redemption                 162       544        951     1,918


    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS VIRGINIA MUNICIPAL BOND FUND
    Class A shares                          $564      $795     $1,044    $1,756
    Class B shares(1)
      Assuming redemption at end of
        period                               560       838      1,141     1,896
      Assuming no redemption                 160       538        941     1,896
    Class C shares
      Assuming redemption at end of
        period                               260       538        941     2,067
      Assuming no redemption                 160       538        941     2,067


    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS WEST VIRGINIA MUNICIPAL BOND FUND
    Class A shares                          $565      $798     $1,049    $1,767
    Class B shares(1)
      Assuming redemption at end of
        period                               561       841      1,146     1,907
      Assuming no redemption                 161       541        946     1,907


    --------
    (1) Class B shares convert to class A shares approximately eight years after purchase; therefore, years nine and ten reflect class A expenses.

-------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
-------------------------------------------

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    Each fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which a fund may engage, including the principal investment techniques and practices discussed above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the funds' Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

o   TEMPORARY DEFENSIVE POLICIES

    In addition, each fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a fund invests defensively, it may not be able to pursue its investment objective. When such conditions exist the fund may invest up to 50% of its total assets in the following short-term investments:

    o U.S. government securities; and

    o commercial paper, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with $1 billion of assets and cash.

   Interest income from these short-term investments will be taxable to shareholders as ordinary income. A fund's defensive investment position may not be effective in protecting its value.

o   ACTIVE OR FREQUENT TRADING


    Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from a fund's performance.

--------------------------
IV MANAGEMENT OF THE FUNDS
--------------------------

o   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is each fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $122.4 billion as of June 28, 2002. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.


      MFS provides investment management and related administrative services and facilities to each fund, including portfolio management and trade execution. For these services each fund pays MFS an annual management fee at the rate of 0.55% of such fund's average daily net assets on an annualized basis for the fund's then-current fiscal year end. MFS has agreed to waive its right to receive a portion of this fee as described under "Expense Summary."

o   PORTFOLIO MANAGER


    Michael L. Dawson and Geoffrey L. Schechter are the portfolio managers of each fund. Mr. Dawson, a Vice President of the adviser, has been a portfolio manager of each fund since January 1, 1999, and has been employed in the investment management area of the adviser since September, 1998. Prior to joining MFS, Mr. Dawson was employed as a sales representative in the Institutional Sales Group at Fidelity Capital Markets from March, 1997 to May, 1998. Mr. Schechter, a Senior Vice President of the adviser, became a portfolio manager of the South Carolina, North Carolina, Georgia, Virginia and West Virginia funds on May 1, 1999, and the remainder of the funds on March 23, 2000. Mr. Schechter has been employed in the investment management area of the Adviser since June, 1993.


o   ADMINISTRATOR

    MFS provides each fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each fund for a portion of the costs it incurs in providing these services.

o   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of each fund.

o   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each fund, for which it receives compensation from each fund.

------------------------------
V DESCRIPTION OF SHARE CLASSES
------------------------------


    Each fund offers class A and B shares through this prospectus. In addition, the California fund, the New York fund, the North Carolina fund and the Virginia fund offer Class C shares.

o   SALES CHARGES


    You may be subject to an initial sales charge when you purchase, or a CDSC when you redeem, class A, B or C shares. These sales charges are described below. In certain circumstances, these sales charges are waived. These circumstances are described in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (such as a broker or bank), the adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees, or from MFS or MFD. These commissions and concessions are described in the SAI.

o   CLASS A SHARES

    You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within one year. Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:

                                                SALES CHARGE* AS PERCENTAGE OF:
                                                -------------------------------
                                                  Offering        Net Amount
    Amount of Purchase                              Price          Invested

    Less than $100,000                               4.75%           4.99%
    $100,000 but less than $250,000                  4.00            4.17
    $250,000 but less than $500,000                  2.95            3.04
    $500,000 but less than $1,000,000                2.20            2.25
    $1,000,000 or more                              None**          None**


    ------
    * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    ** A 1% CDSC will apply to such purchases, as discussed below.

    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

o   CLASS B SHARES

    You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

    The CDSC is imposed according to the following schedule:

                                                           CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                         SALES CHARGE
    --------------------------------------------------------------------------
    First                                                          4%
    Second                                                         4%
    Third                                                          3%
    Fourth                                                         3%
    Fifth                                                          2%
    Sixth                                                          1%
    Seventh and following                                          0%

    If you hold class B shares of a fund for approximately eight years, they will convert to class A shares of that fund. All class B shares you purchased through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares.

o   CLASS C SHARES

    You may purchase class C shares of the California fund, the New York fund, the North Carolina fund or the Virginia fund at net asset value without an initial sales charge, but if you redeem your shares within the first year you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund.

o   CALCULATION OF CDSC

    As discussed above, certain investments in class A, B and C shares will be subject to a CDSC. Two different aging schedules apply to the calculation of the CDSC:

    o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.


    o Purchases of class B and C shares made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.


    No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

o   DISTRIBUTION AND SERVICE FEES

    Each fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee) and up to 1.00% for each of class B and class C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.

      Each fund's class A, class B and class C distribution and service fees for its current fiscal year are as follows:

                                         CLASS A       CLASS B       CLASS C
                                         -------       -------       -------

    Alabama Fund ...................      0.25%         1.00%
    Arkansas Fund ..................      0.10%         0.88%
    California Fund ................      0.10%         0.88%         1.00%
    Florida Fund ...................      0.00%         0.80%
    Georgia Fund ...................      0.25%         1.00%
    Maryland Fund ..................      0.35%         1.00%
    Massachusetts Fund .............      0.35%         1.00%
    Mississippi Fund ...............      0.00%         0.80%
    New York Fund ..................      0.25%         1.00%         1.00%
    North Carolina Fund ............      0.35%         1.00%         1.00%
    Pennsylvania Fund ..............      0.10%         0.91%
    South Carolina Fund ............      0.35%         1.00%
    Tennessee Fund .................      0.35%         1.00%
    Virginia Fund ..................      0.35%         1.00%         1.00%
    West Virginia Fund .............      0.35%         1.00%


    For the Alabama, Georgia and New York funds:

    o payment of the 0.10% per annum class A distribution fee will commence on such date or dates as the Trustees of the funds may determine.

    For the Arkansas fund:

    o a portion of the class A service fee equal to 0.10% per annum is currently being paid; payment of the remaining portion of the class A service fee and payment of the 0.10% per annum class A distribution fee will commence on such date or dates as the Trustees of the fund may determine.

    o except in the case of the 0.25% per annum class B service fee paid by the fund upon the sale of class B shares in the first year, payment of the class B service fee has been set at 0.10% until such date as the Trustees of the fund may determine.

    For the California fund:


    o a portion of the class A service fee equal to 0.10% per annum is currently being paid; payment of the remaining portion of the class A service fee and payment of the 0.10% per annum class A distribution fee will commence on such dates as the Trustees of the fund may determine.

    o except in the case of the 0.25% per annum class B service fee paid by the fund for the sale of class B shares in the first year, payment of the class B service fee has been set at 0.10% for the fund.


    For the Florida and Mississippi funds:

    o the 0.25% per annum class A service fee and the 0.10% per annum class A distribution fee will commence on such date or dates as the Trustees of the funds may determine.

    o except in the case of the 0.25% per annum class B service fee paid by the funds upon the sale of class B shares in the first year, payment of the class B service fee will not be imposed until such date or dates as the Trustees of the funds may determine.

    For the Pennsylvania fund:


    o a portion of the class A service fee equal to 0.10% per annum is currently being paid; payment of the remaining portion of the class A service fee and payment of the 0.10% per annum class A distribution fee will commence on such date or dates as the Trustees of the fund may determine.

    o except in the case of the 0.25% per annum class B service fee paid by the fund upon the sale of class B shares in the first year, payment of the class B service fee has been set at 0.10% until such date as the Trustees of the fund may determine.

----------------------------------------------
VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
----------------------------------------------

    You may purchase, exchange and redeem class A, class B and class C (if applicable) shares of a fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption "Investor Services and Programs."

o   HOW TO PURCHASE SHARES

    INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is $1,000. However, in the following circumstances the minimum initial investment is only $50 per account:

    o if you establish an automatic investment plan;

    o if you establish an automatic exchange plan; or

    o if you establish an account under either:

        > tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

        > employer sponsored investment programs.

    The minimum initial investment for IRAs is $250 per account. The maximum investment in class C shares is $1,000,000 per transaction. Class C shares are not available for purchase by any retirement plan qualified under
    Section 401(a) or 403(b) of the Internal Revenue Code if the plan or its sponsor subscribes to certain recordkeeping services made available by MFSC, such as the MFS Corporate Plan Services 401(k) Plan.

    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

    o send a check with the returnable portion of your statement;

    o ask your financial adviser to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.

o   HOW TO EXCHANGE SHARES

    You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges.

      Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. These limitations and policies are described below under the captions "Right to Reject or Restrict Purchase and Exchange Orders" and "Excessive Trading Practices." You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

o   HOW TO REDEEM SHARES

    You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).

      Under unusual circumstances such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

    REDEEMING DIRECTLY THROUGH MFSC.


    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. MFSC will be responsible for losses that result from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify your identity. You must elect this privilege on your account application if you wish to use it.


    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.


    o ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account by contacting MFSC via the Internet (MFS Access). You must elect this privilege on your account application and establish a personal identification number (PIN) on MFS Access to use this service.


    REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.


    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, each fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.


o   OTHER CONSIDERATIONS

    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The MFS funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the MFS funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the MFS funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund.


    EXCESSIVE TRADING PRACTICES. The MFS funds do not permit market-timing or other excessive trading practices that may disrupt portfolio management strategies and harm fund performance. As noted above, the MFS funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. The MFS funds will exercise these rights, including rejecting or cancelling purchase and exchange orders and restricting the availability of purchases and exchanges through telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer service, if an investor's trading, in the judgment of the MFS funds, has been or may be disruptive to a fund. In making this judgment, the MFS funds may consider trading done in multiple accounts under common ownership or control.


    REINSTATEMENT PRIVILEGE. After you have redeemed shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption at the current net asset value (without an initial sales charge).


      For shareholders who exercise this privilege after redeeming class A or class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A or class C shares (as applicable) will still be subject to a CDSC for up to one year from the date you originally purchased the shares you redeemed.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares, you may reinvest your redemption proceeds only into class A shares. The class A shares you purchase will not be subject to a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

    IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that a fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. None of the funds expects to make in-kind distributions. However, if a fund does, it will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the fund's net assets, whichever is less.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

----------------------------------
VII INVESTOR SERVICES AND PROGRAMS
----------------------------------

    As a shareholder of a fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in a fund is made through a retirement plan.

o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

    o Dividend and capital gain distributions in cash.

    Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of that fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

o   PURCHASE AND REDEMPTION PROGRAMS

    For your convenience, the following purchase and redemption programs are made available to you with respect to class A, B and C shares, without extra charge:

    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of shares of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund, into class A shares of any other MFS fund, you will pay the initial sales charge if you have not already paid this charge on these shares.

    REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any MFS fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same class of another MFS fund.


    LETTER OF INTENT (LOI). When you commit to invest a specific dollar amount in the MFS funds (including the MFS Fixed Fund) within a 13 month period, you will pay the same sales charge as if all shares had been purchased at one time. If you commit to invest $1 million or more under this program, the time period is extended to 36 months. If you do not purchase the committed amount within the time period your account will be adjusted to reflect deduction of the higher initial sales charge level for the amount actually purchased.

    RIGHT OF ACCUMULATION. You will qualify for a lower sales charge on your purchases of class A shares when your new investment in class A shares, together with the current (offering price) value of all your holdings in the MFS funds (including the MFS Fixed Fund), reaches a reduced sales charge level.


    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments of at least $100. Each payment under this systematic withdrawal is funded through the redemption of your fund shares. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

    FREE CHECKWRITING. You may redeem your class A or class C shares by writing checks against your account. Checks must be for a least $500 and investments made by check must have been in your account for at least 15 days before you can write checks against them. There is no charge for this service. To authorize your account for checkwriting, contact MFSC (see back cover page for address and phone number).

      Shares in your account equal in value to the amount of the check plus the applicable CDSC (if any) and any income tax required to be withheld (if any) are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will be dishonored.

----------------------
VIII OTHER INFORMATION
----------------------

o   PRICING OF FUND SHARES

    The price of each class of each fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, each fund values its assets at current market values, or at fair value as determined by the adviser under the direction of the Board of Trustees that oversees the fund if current market values are unavailable.


      The securities held by a fund that trade in foreign markets are usually valued on the basis of the most recent closing market prices in those markets. Most foreign markets close before the funds' valuation time, generally at 4:00 p.m., Eastern time. For example, for securities primarily traded in the Far East, the most recent closing prices may be as much as 15 hours old at 4:00 p.m., Eastern time. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and the funds' valuation time will not be reflected in a fund's net asset value. However, if a determination is made that such developments are so significant that they will clearly and materially affect the value of a fund's securities, the fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the fund's valuation time. A fund may fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open.


      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and MFSC receives your order by:

    o the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to MFSC; or

    o MFSC's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time.

o   DISTRIBUTIONS

    Each fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and to pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.

o   FEDERAL TAX CONSIDERATIONS

    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation.

    TAXABILITY OF DISTRIBUTIONS. As long as a fund qualifies for treatment as a regulated investment company (which each fund has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.

    You may receive three different types of distributions from a fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax. Ordinary dividends are normally subject to federal income tax at ordinary income tax rates. Distributions designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. Some dividends paid in January may be taxable as if they had been paid the previous December.

    The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

    Each fund's distributions of net capital gains or net short-term capital gains will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of such a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


    If you are neither a citizen nor a resident of the U.S., each fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. Each fund is also required in certain circumstances to apply backup withholding at the rate then in effect on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to that fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is being reduced from the current 30% rate to 28% in a series of steps ending on January 1, 2006. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. Prospective investors in a fund should read the fund's Account Application for additional information regarding backup withholding of federal income tax.


    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

    OTHER TAX ISSUES. Exempt-interest dividends that you receive may affect your alternative minimum tax calculation. Also, if you are receiving social security or railroad retirement benefits, your exempt-interest dividends may increase the tax on your benefits. If you borrow money to purchase or carry shares of a fund, your deduction for interest paid on those borrowings will be limited.

o   STATE TAX CONSIDERATIONS

    As long as a fund qualifies for treatment as a regulated investment company, it will not need to pay Massachusetts income or corporate excise tax.

    Your distributions from a fund, including exempt-interest dividends, will generally be subject to state income tax if you live in a state other than the state to which the fund is targeted.

    If you redeem, sell or exchange shares of a fund, you will normally need to take your resulting gain or loss into account in computing your state income tax.

    The following discussion for each fund is very general and is directed at shareholders who are residents of the namesake state. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation.

    ALABAMA FUND:
    If the fund meets certain requirements of Alabama law, dividends that you receive from the fund that meet those requirements will be exempt from Alabama personal income tax. The fund will provide information to you annually regarding the percentage of your dividends that meet the requirements to be tax-exempt. Distributions resulting from capital gains on qualifying fund investments and from all income and gains from fund investments that do not qualify will be subject to Alabama personal income tax.

    If you sell shares of the fund, capital gains are taxable and capital losses may be deductible. You cannot deduct interest paid on money you borrow to buy or hold shares of the fund.

    ARKANSAS FUND:
    Distributions of interest that you receive from obligations of the State of Arkansas or the United States or its possessions are exempt from Arkansas income tax. This exemption was confirmed by the Department of Finance and Administration in a letter ruling dated December 13, 1991 addressed to counsel to the fund.

    In determining your Arkansas income tax liabilities, you must account for capital gain distributions you receive from the fund and for capital gains and losses that you realize from redemptions, sales or exchanges of shares of the fund.

    CALIFORNIA FUND:
    If the fund meets certain conditions, you will be able to exclude from income, for California personal income tax purposes, dividends received from the fund which are derived from income from "California exempt- interest securities." California exempt-interest securities are certain United States, California or California municipal obligations held by the fund that, if held by an individual, would pay interest which is exempt from California taxation. The conditions that the fund must meet include a requirement that the fund continue to qualify as a regulated investment company, a requirement that at the close of each quarter of its taxable year, at least 50% of the fund's assets be invested in California exempt-interest securities, and a requirement that the dividends ("California exempt-interest dividends") be designated as such by the fund by written notice to shareholders within 60 days after the close of the fund's fiscal year. If you are a California resident, other distributions you receive from the fund will be subject to California personal income tax, whether or not such dividends are reinvested. Interest on indebtedness incurred or continued in connection with the purchase or carry of shares of the fund will not be deductible for California personal income tax purposes.

    FLORIDA FUND:
    Florida does not impose an individual income tax on Florida residents.

    Florida does impose a tax on intangible personal property owned, managed, or controlled by Florida residents. Fund shares owned by Florida residents will be exempt from the Florida intangible personal property tax only if:

    o As of January 1 of each year at least 90% of the fund's portfolio consists of assets that are exempt from the Florida intangible personal property tax, such as State of Florida tax exempt securities and U.S. Government securities.

    In order to take advantage of the exemption from the intangible personal property tax, the fund in normal circumstances intends to sell any non-exempt assets held in its portfolio and reinvest the proceeds in exempt assets prior to January 1. Therefore, your shares should normally be exempt from the Florida intangible personal property tax. However, there are likely to be transaction costs involved in restructuring the portfolio in this manner. These transaction costs may reduce the fund's investment return and exceed any increased investment return the fund achieved by investing in non-exempt assets during the year.

    GEORGIA FUND:
    Under existing laws, you will not be subject to Georgia income tax on distributions on shares of the fund if those distributions constitute exempt-interest dividends for federal income tax purposes that are derived from interest on debt obligations issued by or on behalf of the State of Georgia or its political subdivisions. This treatment also will apply to dividends on shares of the fund that are derived from interest on debt obligations issued by territories or possessions of the United States where federal law provides an exemption from state income taxation. Generally you will, however, be subject to Georgia income tax on distributions that are derived from gains on sales of debt obligations by the fund.


    MARYLAND FUND:
    Under existing Maryland law, distributions that you receive from the fund are generally not subject to Maryland State or local individual income taxes provided that such distributions are exempt interest dividends for federal income tax purposes and are attributable to: i) interest on Maryland municipal securities, ii) interest on obligations of the United States, iii) interest on obligations of possessions or territories of the United States,
    iv) gains from the disposition of Maryland municipal securities, and v) gains from the disposition of obligations of the United States. However, interest on certain Maryland municipal securities that are specified private activity bonds constitutes a tax preference, and 50% of any distributions of the fund attributable to interest from such private activity bonds may be subject to Maryland State and local individual income taxes. All of your other income from the fund and gains from the redemption or sale of your shares of the fund will generally be subject to Maryland individual income tax.


    MASSACHUSETTS FUND:
    Most of your distributions from the fund will be exempt from Massachusetts personal income tax. A portion of your exempt-interest dividends will be subject to Massachusetts tax if the fund invests in municipal securities of other states. Ordinary dividends generally will be subject to Massachusetts tax, but any portion that is attributable to interest on U.S. government securities will be exempt from Massachusetts personal income tax. Capital gain dividends also generally will be taxable, but a portion may be exempt depending on the municipal securities in which the fund invests. You will receive a statement each January or February showing which distributions are subject to Massachusetts personal income tax and which are exempt.

    Companies that pay Massachusetts corporate excise tax will generally need to include all distributions from the fund in calculating the income measure of the tax. Companies generally will not include distributions in calculating their sales factors.

    If you borrow money to purchase or carry shares of the fund, any deduction you would normally take for interest paid on those borrowings will be limited. This is true even for companies that have to pay corporate excise tax on distributions from the fund.


    MISSISSIPPI FUND:
    Under existing Mississippi law, you will not be subject to Mississippi income taxes on distributions you receive from the fund to the extent that such distributions are attributable to interest received by the fund on government obligations, which interest is itself exempt from Mississippi income tax. Generally, interest on obligations of the United States or the State of Mississippi, or political subdivisions thereof, is exempt from Mississippi income tax. Any other distributions you receive from the fund and gains from the redemption or sale of your shares of the fund will be subject to Mississippi income taxes.


    NEW YORK FUND:
    Under existing New York laws, you will not be subject to New York State or New York City personal income taxes on the fund's dividends to the extent that such dividends qualify as exempt-interest dividends for federal income tax purposes and represent interest income attributable to obligations of the State of New York and its political subdivisions, or certain other obligations the interest on which is exempt from New York State and New York City personal income taxes, such as, for example, certain obligations of The Commonwealth of Puerto Rico. To the extent you receive distributions from the fund that are derived from other income, including long-term or short-term capital gains, such distributions will not be exempt from New York State or New York City personal income tax.


    Fund dividends are not excluded from net income in determining New York State or New York City franchise taxes on corporations or financial institutions, except to the extent such dividends are eligible for the New York State or New York City dividends received deduction.


    Any capital gains or losses you realize upon a redemption, sale or exchange of your shares in the fund will be required to be taken into account for New York State personal income tax purposes, if you are a New York State resident, and for New York City personal income tax purposes, if you are a resident of New York City.

    You should also note that interest you incur to purchase or retain shares of the fund will not be deductible for New York State or New York City personal income tax purposes.

    NORTH CAROLINA FUND:
    Your income from the fund will not be subject to North Carolina individual income tax to the extent that the income is attributable to (i) interest earned on obligations that are tax-exempt for both federal and North Carolina income tax purposes, (ii) interest earned on direct obligations of the United States, or (iii) capital gains from the sale by the fund of an obligation the profit from which is exempt from North Carolina individual income tax. All of your other income from the fund and gains from the redemption or sale of your shares of the fund generally will be subject to North Carolina individual income tax.

    PENNSYLVANIA FUND:
    You will not be subject to personal income tax on the fund's distribution of income arising from most Pennsylvania and federal obligations. However, you will be subject to tax on the fund's distributions from any other sources including capital gain distributions. Residents of Philadelphia will not be subject to the Philadelphia School District Investment Net Income Tax on the fund's distributions from most state and federal obligations. Corporate shareholders will not be subject to corporate net income tax on the fund's interest distributions arising from most state and federal obligations if such distributions are not included in the corporation's Federal taxable income determined before net operating loss carryovers and special deductions.

    SOUTH CAROLINA FUND:
    Under existing South Carolina law, you will not be subject to South Carolina personal income tax on the fund's distribution of income and gains if those distributions constitute exempt-interest dividends for federal income tax purposes that are derived from interest on debt obligations issued by the State of South Carolina or its political subdivisions or the United States where federal law provides for exemption from state income taxation. However, any capital gains distributed by the fund, or gains realized by a shareholder from a redemption or sale of shares of the fund, will be subject to South Carolina income taxation.

    In addition, because your shares of the fund are considered intangible personal property, the shares are exempt from any and all ad valorem taxation in South Carolina.

    You should also note that interest you incur to purchase or retain shares of the fund generally will not be deductible for South Carolina income tax purposes.

    TENNESSEE FUND:
    Your income from the fund will not be subject to Tennessee individual income tax, also known as the Hall Income Tax, to the extent that the income is attributable to interest earned on obligations of (i) Tennessee or any county, municipality, or political subdivision of Tennessee or (ii) the United States government or any agency or instrumentality of the United States. The administrative position of the Tennessee Department of Revenue is that your income from the fund also will not be subject to Tennessee indivdual income tax to the extent that the income is attributable to capital gains from the sale by the fund of any of those obligations. All of your other income from the fund generally will be subject to Tennessee individual income tax.

    VIRGINIA FUND:
    Your income from the fund will not be subject to Virginia individual income tax to the extent that the income is attributable to (i) interest earned on obligations that are tax-exempt for both federal and Virginia income tax purposes, (ii) interest earned on direct obligations of the United States, or (iii) capital gains from the sale by the fund of an obligation the profit from which is exempt from Virginia individual income tax. All of your other income from the fund and gains from the redemption or sale of your shares of the fund generally will be subject to Virginia individual income tax.

    WEST VIRGINIA FUND:
    The West Virginia Department of Tax and Revenue has created a list of obligations of the United States and its possessions and of West Virginia which, when invested in by an investor, do not create West Virginia Personal Income Tax liability for interest or dividend income.

    As long as the fund qualifies as a regulated investment company distributions you receive from the fund are not subject to West Virginia Personal Income Tax provided that the income is attributable to obligations which appear on the Department's list.

o   UNIQUE NATURE OF FUND

    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of a fund, and which may be managed by the fund's portfolio manager(s). While each fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS

    Each fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of a fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on a fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

-----------------------
IX FINANCIAL HIGHLIGHTS
-----------------------


    The financial highlights table is intended to help you understand a fund's financial performance for the past five years, or, if a fund has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions). This information has been audited by each fund's independent auditors, whose report, together with the fund's financial statements, are included in the fund's annual report to shareholders. The funds' annual report is available upon request by contacting MFS Service Center, Inc. (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The funds' independent auditors are Deloitte & Touche LLP.

ALABAMA FUND
...............................................................................................................................

                                                                            YEAR ENDED MARCH 31,
                                                 -----------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $  10.53          $  10.00          $  10.76        $  10.80        $  10.48
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.51          $   0.54          $   0.54        $   0.54        $   0.55
  Net realized and unrealized gain (loss) on
   investments                                       (0.19)             0.53             (0.64)          (0.01)           0.45
                                                  --------          --------          --------        --------        --------
 Total from investment operations                 $   0.32          $   1.07          $  (0.10)       $   0.53        $   1.00
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.54)         $  (0.54)         $  (0.54)       $  (0.54)       $  (0.55)
  From net realized gain on investments               --                --               (0.12)          (0.03)          (0.13)
  In excess of net investment income                 (0.00)+            --                --              --              --
  In excess of net realized gain on
    investments                                       --                --               (0.00)+          --              --
                                                  --------          --------          --------        --------        --------
 Total distributions declared to shareholders     $  (0.54)         $  (0.54)         $  (0.66)       $  (0.57)       $  (0.68)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $  10.31          $  10.53          $  10.00        $  10.76        $  10.80
                                                  --------          --------          --------        --------        --------
Total return(+)                                       3.05%            11.00%            (0.82)%          5.03%           9.72%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          0.88%             0.86%             0.89%           0.95%           1.04%
  Net investment income(S)(S)                         4.87%             5.25%             5.28%           5.04%           5.12%
Portfolio turnover                                      20%               17%               44%             23%             21%
Net assets at end of period (000 Omitted)         $ 83,146          $ 81,615          $ 72,736        $ 73,851        $ 75,538

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.49          $   0.52          $   0.52        $   0.53        $   0.54
         Ratios (to average net assets):
           Expenses##                                 1.08%             1.06%             1.07%           1.07%           1.11%
           Net investment income(S)(S)                4.67%             5.05%             5.10%           4.92%           5.05%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March
       31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share amounts, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
+      Per share amount was less than $0.01.

#      Per share data are based on average shares outstanding.
##     Ratios do not reflect reductions from certain expense offset arrangements.
(+)    Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.


ALABAMA FUND
...............................................................................................................................
                                                                             YEAR ENDED MARCH 31,
                                                ------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $  10.53          $  10.00          $  10.76        $  10.80        $  10.48
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.43          $   0.46          $   0.46        $   0.46        $   0.47
  Net realized and unrealized gain (loss) on
    investments                                      (0.19)             0.53             (0.64)          (0.01)           0.45
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.24          $   0.99          $  (0.18)       $   0.45        $   0.92
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.46)         $  (0.46)         $  (0.46)       $  (0.46)       $  (0.47)
  From net realized gain on investments               --                --               (0.12)          (0.03)          (0.13)
  In excess of net investment income                 (0.00)+            --                --              --              --
  In excess of net realized gain on investments       --                --               (0.00)+          --              --
                                                  --------          --------          --------        --------        --------
  Total distributions declared to shareholders    $  (0.46)         $  (0.46)         $  (0.58)       $  (0.49)       $  (0.60)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $  10.31          $  10.53          $  10.00        $  10.76        $  10.80
                                                  --------          --------          --------        --------        --------
Total return                                          2.38%            10.17%            (1.56)%          4.25%           8.91%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.63%             1.61%             1.64%           1.69%           1.79%
  Net investment income(S)(S)                         4.09%             4.50%             4.53%           4.29%           4.36%
Portfolio turnover                                      20%               17%               44%             23%             21%
Net assets at end of period (000 Omitted)         $ 13,579          $ 12,531          $ 10,926        $ 11,452        $  8,074

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.41          $   0.46          $   0.44        $   0.45        $   0.46
         Ratios (to average net assets):
           Expenses##                                 1.83%             1.81%             1.82%           1.81%           1.86%
           Net investment income(S)(S)                3.89%             4.30%             4.35%           4.17%           4.29%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March
       31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share amounts, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
+      Per share amount was less than $0.01

#      Per share data are based on average shares outstanding.
##     Ratios do not reflect expense reductions from certain expense offset arrangements.

ARKANSAS FUND
...............................................................................................................................

                                                                          YEAR ENDED MARCH 31,
                                          ------------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of year              $  10.08          $   9.61          $  10.14        $  10.18        $   9.72
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.51          $   0.51          $   0.50        $   0.50        $   0.50
  Net realized and unrealized gain (loss)
    on investments                                   (0.11)             0.47             (0.53)          (0.04)           0.46
                                                  --------          --------          --------        --------        --------
 Total from investment operations                 $   0.40          $   0.98          $  (0.03)       $   0.46        $   0.96
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.51)         $  (0.51)         $  (0.50)       $  (0.50)       $  (0.50)
  In excess of net realized gain on
   investments                                        --                --                --              --             (0.00)+
                                                  --------          --------          --------        --------        --------
  Total distributions declared to
    shareholders                                  $  (0.51)         $  (0.51)         $  (0.50)       $  (0.50)       $  (0.50)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of year                    $   9.97          $  10.08          $   9.61        $  10.14        $  10.18
                                                  --------          --------          --------        --------        --------
Total return(+)                                       4.06%            10.45%            (0.24)%          4.60%          10.06%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                          0.72%             0.70%             0.72%           0.77%           0.85%
  Net investment income(S)(S)                         5.05%             5.25%             5.14%           4.92%           4.97%
Portfolio turnover                                      15%               12%               28%             12%             15%
Net assets at end of period (000 Omitted)         $119,328          $113,928          $107,111        $124,644        $134,072

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.49          $   0.49          $   0.48        $   0.49        $   0.49
         Ratios (to average net assets):
           Expenses##                                 0.92%             0.90%             0.90%           0.89%           0.92%
           Net investment income(S)(S)                4.85%             5.05%             4.96%           4.80%           4.90%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March
       31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share amounts, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
(+)    Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
+      Per share amount was less than $0.01.

#      Per share data are based on average shares outstanding.
##     Ratios do not reflect expense reductions from certain expense offset arrangements.

ARKANSAS FUND
...............................................................................................................................

                                                                              YEAR ENDED MARCH 31,
                                                   ---------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year              $  10.09          $   9.62          $  10.14        $  10.18        $   9.72
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.43          $   0.44          $   0.42        $   0.43        $   0.42
  Net realized and unrealized gain (loss) on
    investments                                      (0.11)             0.46             (0.53)          (0.04)           0.46
                                                  --------          --------          --------        --------        --------
 Total from investment operations                 $   0.32          $   0.90          $  (0.11)       $   0.39        $   0.88
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.43)         $  (0.43)         $  (0.41)       $  (0.43)       $  (0.42)
  In excess of net realized gain on investments       --                --                --              --             (0.00)+
                                                  --------          --------          --------        --------        --------
  Total distributions declared to shareholders    $  (0.43)         $  (0.43)         $  (0.41)       $  (0.43)       $  (0.42)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of year                    $   9.98          $  10.09          $   9.62        $  10.14        $  10.18
                                                  --------          --------          --------        --------        --------
Total return                                          3.24%             9.59%            (1.02)%          3.91%           9.18%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.50%             1.47%             1.62%           1.43%           1.65%
  Net investment income(S)(S)                         4.26%             4.49%             4.33%           4.26%           4.15%
Portfolio turnover                                      15%               12%               28%             12%             15%
Net assets at end of year (000 Omitted)           $  8,700          $  9,822          $  9,227        $ 10,609        $  7,370

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.41          $   0.42          $   0.40        $   0.42        $   0.41
         Ratios (to average net assets):
           Expenses##                                 1.70%             1.67%             1.80%           1.55%           1.72%
           Net investment income(S)(S)                4.06%             4.29%             4.15%           4.14%           4.08%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March
       31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share amounts, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
+      Per share amount was less than $0.01.

#      Per share data are based on average shares outstanding.
##     Ratios do not reflect expense reductions from certain expense offset arrangements.

CALIFORNIA FUND
...............................................................................................................................

                                                                          YEAR ENDED MARCH 31,
                                          ------------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $   5.81          $   5.52          $   5.89        $   5.80        $   5.47
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.28          $   0.28          $   0.29        $   0.29        $   0.29
  Net realized and unrealized gain (loss)
    on investments                                   (0.10)             0.30             (0.38)           0.09            0.33
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.18          $   0.58          $  (0.09)       $   0.38        $   0.62
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.28)         $  (0.29)         $  (0.28)       $  (0.29)       $  (0.29)
  In excess of net investment income                 (0.01)             --                --             (0.00)+          --
                                                  --------          --------          --------        --------        --------
 Total distributions declared to
   shareholders                                   $  (0.29)         $  (0.29)         $  (0.28)       $  (0.29)       $  (0.29)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $   5.70          $   5.81          $   5.52        $   5.89        $   5.80
                                                  --------          --------          --------        --------        --------
Total return(+)                                       3.11%            10.78%            (1.41)%          6.59%          11.51%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          0.67%             0.62%             0.51%           0.60%           0.64%
  Net investment income(S)(S)                         4.87%             5.08%             5.21%           4.82%           5.07%
Portfolio turnover                                      12%               21%               40%             26%             49%
Net assets at end of period (000 Omitted)         $305,699          $293,137          $196,828        $226,903        $222,421

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.27          $   0.27          $   0.27        $   0.27        $   0.28
         Ratios (to average net assets):
           Expenses##                                 0.87%             0.87%             0.86%           0.77%           0.79%
           Net investment income(S)(S)                4.67%             4.83%             4.86%           4.65%           4.92%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March
       31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share amounts, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
+      Per share amount was less than $0.01.

#      Per share data are based on average shares outstanding.

##     Ratios do not reflect expense reductions from (directed brokerage and) certain expense offset arrangements.

(+)    Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

CALIFORNIA FUND
...............................................................................................................................

                                                                            YEAR ENDED MARCH 31,
                                               -------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                               CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $   5.81          $   5.52          $   5.89        $   5.80        $   5.47
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.24          $   0.24          $   0.25        $   0.24        $   0.24
  Net realized and unrealized gain (loss) on
    investments                                      (0.11)             0.30             (0.38)           0.09            0.33
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.13          $   0.54          $  (0.13)       $   0.33        $   0.57
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.23)         $  (0.25)         $  (0.24)       $  (0.24)       $  (0.24)
  In excess of net investment income                 (0.01)             --                --             (0.00)+          --
                                                  --------          --------          --------        --------        --------
  Total distributions declared to shareholders    $  (0.24)         $  (0.25)         $  (0.24)       $  (0.24)       $  (0.24)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $   5.70          $   5.81          $   5.52        $   5.89        $   5.80
                                                  --------          --------          --------        --------        --------
Total return                                          2.30%             9.93%            (2.21)%          5.74%          10.62%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.45%             1.39%             1.31%           1.39%           1.44%
  Net investment income(S)(S)                         4.09%             4.31%             4.38%           4.02%           4.26%
Portfolio turnover                                      12%               21%               40%             26%             49%
Net assets at end of period (000 Omitted)         $ 84,123          $ 80,473          $ 60,367        $ 61,458        $ 43,790

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.23          $   0.23          $   0.23        $   0.22        $   0.23
         Ratios (to average net assets):
           Expenses##                                 1.65%             1.64%             1.66%           1.56%           1.59%
           Net investment income(S)(S)                3.89%             4.06%             4.03%           3.85%           4.11%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March
       31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share amounts, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
+      Per share amount was less than $0.01

#      Per share data are based on average shares outstanding.

##     Ratios do not reflect expense reductions from (directed brokerage and) certain expense offset arrangements.


CALIFORNIA FUND
...............................................................................................................................
                                                                             YEAR ENDED MARCH 31,
                                                ------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $   5.83          $   5.53          $   5.90        $   5.81        $   5.48
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.23          $   0.23          $   0.24        $   0.23        $   0.23
  Net realized and unrealized gain (loss) on
    investments                                      (0.10)             0.31             (0.38)           0.09            0.33
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.13          $   0.54          $  (0.14)       $   0.32        $   0.56
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.23)         $  (0.24)         $  (0.23)       $  (0.23)       $  (0.23)
  In excess of net investment income                 (0.01)             --                --             (0.00)+          --
                                                  --------          --------          --------        --------        --------
 Total distributions declared to shareholders     $  (0.24)         $  (0.24)         $  (0.23)       $  (0.23)       $  (0.23)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $   5.72          $   5.83          $   5.53        $   5.90        $   5.81
                                                  --------          --------          --------        --------        --------
Total return                                          2.17%             9.96%            (2.29)%          5.54%          10.39%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.57%             1.52%             1.41%           1.56%           1.64%
  Net investment income(S)(S)                         3.97%             4.21              4.32%           3.84%           4.08%
Portfolio turnover                                      12%               21%               40%             26%             49%
Net assets at end of period (000 Omitted)         $ 35,022          $ 33,056          $ 10,482        $ 10,178        $  4,396

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.22          $   0.22          $   0.22        $   0.21        $   0.22
         Ratios (to average net assets):
           Expenses##                                 1.77%             1.77%             1.76%           1.74%           1.79%
           Net investment income(S)(S)                3.77%             3.96%             3.97%           3.66%           3.93%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March
       31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share amounts, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.

+      Per share amount was less than $0.01.

#      Per share data are based on average shares outstanding.

##     Ratios do not reflect expense reductions from (directed brokerage and) certain expense offset arrangements.


FLORIDA FUND
...............................................................................................................................

                                                                            YEAR ENDED MARCH 31,
                                               -------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $   9.95          $   9.47          $  10.12        $  10.10        $   9.64
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.50          $   0.50          $   0.50        $   0.50        $   0.50
  Net realized and unrealized gain (loss) on
    investments                                      (0.16)             0.49             (0.65)           0.02            0.46
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.34          $   0.99          $  (0.15)       $   0.52        $   0.96
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders
  from net investment income                      $  (0.51)         $  (0.51)         $  (0.50)       $  (0.50)       $  (0.50)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $   9.78          $   9.95          $   9.47        $  10.12        $  10.10
                                                  --------          --------          --------        --------        --------
Total return(+)                                       3.41%            10.72%            (1.38)%          5.25%          10.16%
Ratios (to average net assets)/Supplemental
data(S):
  Expenses##                                          0.63%             0.63%             0.66%           0.69%           0.78%
  Net investment income(S)(S)                         5.09%             5.23%             5.21%           4.96%           5.03%
Portfolio turnover                                      16%               18%               52%             23%             14%
Net assets at end of period (000 Omitted)         $ 69,959          $ 66,807          $ 64,107        $ 77,628        $ 77,711

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If the fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.48          $   0.48          $   0.48        $   0.49        $   0.49
         Ratios (to average net assets):
           Expenses##                                 0.83%             0.83%             0.84%           0.81%           0.85%
           Net investment income(S)(S)                4.89%             5.03%             5.03%           4.84%           4.96%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March
       31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share amounts, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
#      Per share data are based on average shares outstanding.

##     Ratios do not reflect expense reductions from certain expense offset arrangements.
(+)    Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

FLORIDA FUND
...............................................................................................................................

                                                                            YEAR ENDED MARCH 31,
                                               -------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $   9.95          $   9.47          $  10.11        $  10.09        $   9.64
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.43          $   0.42          $   0.43        $   0.42        $   0.42
  Net realized and unrealized gain (loss) on
    investments                                      (0.17)             0.49             (0.64)           0.02            0.45
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.26          $   0.91          $  (0.21)       $   0.44        $   0.87
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders
  from net investment income                      $  (0.43)         $  (0.43)         $  (0.43)       $  (0.42)       $  (0.42)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $   9.78          $   9.95          $   9.47        $  10.11        $  10.09
                                                  --------          --------          --------        --------        --------
Total return                                          2.58%             9.84%            (2.07)%          4.42%           9.18%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.43%             1.43%             1.45%           1.49%           1.58%
  Net investment income(S)(S)                         4.29%             4.43%             4.42%           4.16%           4.22%
Portfolio turnover                                      16%               18%               52%             23%             14%
Net assets at end of period (000 Omitted)         $ 22,151          $ 23,820          $ 19,999        $ 20,813        $ 16,719

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If the fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.41          $   0.41          $   0.41        $   0.41        $   0.41
         Ratios (to average net assets):
           Expenses##                                 1.63              1.63%             1.63%           1.61%           1.65%
           Net investment income(S)(S)                4.09%             4.23%             4.24%           4.04%           4.15%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March
       31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share amounts, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
#      Per share data are based on average shares outstanding.

##     Ratios do not reflect expense reductions from certain expense offset arrangements.

GEORGIA FUND
...............................................................................................................................

                                                                            YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $  10.82          $  10.26          $  10.93        $  10.95        $  10.38
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.50          $   0.52          $   0.52        $   0.55        $   0.56
  Net realized and unrealized gain (loss) on
    investments                                      (0.17)             0.56             (0.67)          (0.02)           0.56
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.33          $   1.08          $  (0.15)       $   0.53        $   1.12
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.51)         $  (0.52)         $  (0.52)       $  (0.55)       $  (0.55)
  In excess of net investment income                 (0.01)             --                --             (0.00)+          --
                                                  --------          --------          --------        --------        --------
  Total distributions declared to shareholders    $  (0.52)         $  (0.52)         $  (0.52)       $  (0.55)       $  (0.55)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $  10.63          $  10.82          $  10.26        $  10.93        $  10.95
                                                  --------          --------          --------        --------        --------
Total return(+)                                       3.03%            10.80%            (1.32)%          4.09%          11.02%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          0.93%             0.90%             0.93%           0.97%           1.03%
  Net investment income(S)(S)                         4.67%             4.95%             4.98%           4.97%           5.14%
Portfolio turnover                                      19%               24%               39%             35%             18%
Net assets at end of period (000 Omitted)         $ 54,179          $ 52,236          $ 48,054        $ 56,886        $ 59,546

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.48          $   0.50          $   0.50        $   0.54        $   0.55
         Ratios (to average net assets):
           Expenses##                                 1.13%             1.10%             1.11%           1.09%           1.13%
           Net investment income(S)(S)                4.47%             4.75%             4.80%           4.85%           5.04%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March
       31, 2002, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.00 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share amounts, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.

+      Per share amount was less than $0.01.

#      Per share data are based on average shares outstanding.

##     Ratios do not reflect reductions from certain expense offset arrangements.

(+)    Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

GEORGIA FUND
...............................................................................................................................

                                                                            YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $  10.83          $  10.27          $  10.93        $  10.95        $  10.38
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.42          $   0.45          $   0.44        $   0.47        $   0.48
  Net realized and unrealized gain (loss) on
    investments                                      (0.18)             0.55             (0.66)          (0.02)           0.56
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.24          $   1.00          $  (0.22)       $   0.45        $   1.04
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.42)         $  (0.44)         $  (0.44)       $  (0.47)       $  (0.47)
  In excess of net investment income                 (0.01)             --                --             (0.00)+          --
                                                  --------          --------          --------        --------        --------
  Total distributions declared to shareholders    $  (0.43)         $  (0.44)         $  (0.44)       $  (0.47)       $  (0.47)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $  10.64          $  10.83          $  10.27        $  10.93        $  10.95
                                                  --------          --------          --------        --------        --------
Total return                                          2.26%             9.97%            (2.06)%          4.22%          10.19%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.68%             1.65%             1.68%           1.72%           1.77%
  Net investment income(S)(S)                         3.91%             4.25%             4.24%           4.22%           4.39%
Portfolio turnover                                      19%               24%               39%             35%             18%
Net assets at end of period (000 Omitted)         $ 16,031          $ 17,376          $ 14,777        $ 14,591        $ 10,871

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.40          $   0.43          $   0.42        $   0.45        $   0.47
         Ratios (to average net assets):
           Expenses##                                 1.88%             1.85%             1.86%           1.84%           1.87%
           Net investment income(S)(S)                3.71%             4.05%             4.06%           4.10%           4.29%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March
       31, 2002, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.00 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share amounts, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
+      Per share amount was less than $0.01.

#      Per share data are based on average shares outstanding.

##     Ratios do not reflect reductions from certain expense offset arrangements.


MARYLAND FUND
...............................................................................................................................

                                                                          YEAR ENDED MARCH 31,
                                          ------------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $  11.35          $  10.81          $  11.49        $  11.47        $  10.89
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.54          $   0.54          $   0.53        $   0.54        $   0.54
  Net realized and unrealized gain (loss)
    on investments                                   (0.14)             0.54             (0.68)           0.02            0.59
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.40          $   1.08          $  (0.15)       $   0.56        $   1.13
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.54)         $  (0.54)         $  (0.53)       $  (0.54)       $  (0.54)
  In excess of net investment income                  --                --                --              --             (0.01)
                                                  --------          --------          --------        --------        --------
  Total distributions declared to
    shareholders                                  $  (0.54)         $  (0.54)         $  (0.53)       $  (0.54)       $  (0.55)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $  11.21          $  11.35          $  10.81        $  11.49        $  11.47
                                                  --------          --------          --------        --------        --------
Total return(+)                                       3.59%            10.26%            (1.27)%          4.94%          10.57%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          0.95%             0.95%             0.96%           1.03%           1.09%
  Net investment income(S)(S)                         4.73%             4.96%             4.85%           4.67%           4.79%
Portfolio turnover                                       8%               14%               24%             14%             21%
Net assets at end of period (000 Omitted)         $128,750          $125,316          $114,957        $131,261        $126,018

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.52          $   0.52          $   0.51        $   0.53        $   0.53
         Ratios (to average net assets):
           Expenses##                                 1.15%             1.15%             1.14%           1.15%           1.19%
           Net investment income(S)(S)                4.53%             4.76%             4.67%           4.55%           4.69%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March
       31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share amounts, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
#      Per share data are based on average shares outstanding.

##     Ratios do not reflect expense reductions from certain expense offset arrangements.
(+)    Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

MARYLAND FUND
...............................................................................................................................

                                                                            YEAR ENDED MARCH 31,
                                               -------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $  11.34          $  10.81          $  11.48        $  11.47        $  10.88
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.46          $   0.47          $   0.46        $   0.45        $   0.47
  Net realized and unrealized gain (loss) on
    investments                                      (0.13)             0.53             (0.67)           0.02            0.60
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.33          $   1.00          $  (0.21)       $   0.47        $   1.07
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.47)         $  (0.47)         $  (0.46)       $  (0.46)       $  (0.47)
  In excess of net investment income                  --                --                --              --             (0.01)
                                                  --------          --------          --------        --------        --------
  Total distributions declared to shareholders    $  (0.47)         $  (0.47)         $  (0.46)       $  (0.46)       $  (0.48)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $  11.20          $  11.34          $  10.81        $  11.48        $  11.47
                                                  --------          --------          --------        --------        --------
Total return                                          2.92%             9.46%            (1.82)%          4.18%           9.96%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.60%             1.60%             1.61%           1.68%           1.74%
  Net investment income(S)(S)                         4.08%             4.30%             4.21%           4.01%           4.12%
Portfolio turnover                                       8%               14%               24%             14%             21%
Net assets at end of period (000 Omitted)         $ 31,542          $ 28,859          $ 26,845        $ 28,902        $ 21,622

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.44          $   0.47          $   0.44        $   0.45        $   0.46
         Ratios (to average net assets):
           Expenses##                                 1.80%             1.80%             1.79%           1.80%           1.84%
           Net investment income(S)(S)                3.88%             4.10%             4.03%           3.89%           4.02%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March
       31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share amounts, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
#      Per share data are based on average shares outstanding.

##     Ratios do not reflect expense reductions from certain expense offset arrangements.

MASSACHUSETTS FUND
...............................................................................................................................


                                                                          YEAR ENDED MARCH 31,
                                          ------------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $  11.11          $  10.60          $  11.35        $  11.34        $  10.86
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.53          $   0.55          $   0.57        $   0.58        $   0.58
  Net realized and unrealized gain (loss)
    on investments                                   (0.21)             0.52             (0.76)          (0.01)           0.48
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.32          $   1.07          $  (0.19)       $   0.57        $   1.06
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.52)         $  (0.56)         $  (0.56)       $  (0.56)       $  (0.58)
  In excess of net investment income                 (0.01)             --                --              --             (0.00)+
                                                  --------          --------          --------        --------        --------
  Total distributions declared to
    shareholders                                  $  (0.53)         $  (0.56)         $  (0.56)       $  (0.56)       $  (0.58)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $  10.90          $  11.11          $  10.60        $  11.35        $  11.34
                                                  --------          --------          --------        --------        --------
Total return(+)                                       2.93%            10.44%            (1.57)%          5.11%           9.99%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          0.92%             0.92%             0.92%           1.00%           1.06%
  Net investment income(S)(S)                         4.73%             5.10%             5.29%           5.08%           5.18%
Portfolio turnover                                      13%               22%               35%             28%             24%
Net assets at end of period (000 Omitted)         $210,269          $216,272          $207,228        $239,980        $237,861

    ----------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.51          $   0.53          $   0.55        $   0.57        $   0.57
         Ratios (to average net assets):
           Expenses##                                 1.12%             1.12%             1.10%           1.12%           1.16%
           Net investment income(S)(S)                4.53%             4.90%             5.11%           4.96%           5.08%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share amounts, ratios, and supplemental data for periods prior to
       April 1, 2001, have not been restated to reflect this change in presentation.
+      Per share amount was less than $0.01.

#      Per share data are based on average shares outstanding.
##     Ratios do not reflect expense reductions from certain expense offset arrangements.
(+)    Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

MASSACHUSETTS FUND
...............................................................................................................................

                                                                            YEAR ENDED MARCH 31,
                                               -------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $  11.12          $  10.60          $  11.35        $  11.35        $  10.87
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.46          $   0.48          $   0.50        $   0.50        $   0.51
  Net realized and unrealized gain (loss) on
    investments                                      (0.20)             0.53             (0.76)          (0.01)           0.48
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.26          $   1.01          $  (0.26)       $   0.49        $   0.99
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.45)         $  (0.49)         $  (0.49)       $  (0.49)       $  (0.51)
  In excess of net investment income                 (0.01)             --                --              --             (0.00)+
                                                  --------          --------          --------        --------        --------
  Total distributions declared to shareholders    $  (0.46)         $  (0.49)         $  (0.49)       $  (0.49)       $  (0.51)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $  10.92          $  11.12          $  10.60        $  11.35        $  11.35
                                                  --------          --------          --------        --------        --------
Total return                                          2.35%             9.82%            (2.30)%          4.43%           9.25%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.57%             1.57%             1.57%           1.64%           1.71%
  Net investment income(S)(S)                         4.13%             4.45%             4.64%           4.43%           4.52%
Portfolio turnover                                      13%               22%               35%             28%             24%
Net assets at end of period (000 Omitted)         $ 37,487          $ 30,057          $ 25,743        $ 25,616        $ 18,750

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.44          $   0.46          $   0.48        $   0.49        $   0.50
         Ratios (to average net assets):
           Expenses##                                 1.77%             1.77%             1.75%           1.76%           1.81%
           Net investment income(S)(S)                3.93%             4.25%             4.46%           4.31%           4.42%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share amounts, ratios, and supplemental data for periods prior to
       April 1, 2001, have not been restated to reflect this change in presentation.
+      Per share amount was less than $0.01.

#      Per share data are based on average shares outstanding.
##     Ratios do not reflect expense reductions from certain expense offset arrangements.

MISSISSIPPI FUND
...............................................................................................................................

                                                                            YEAR ENDED MARCH 31,
                                               -------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $   9.78          $   9.37          $   9.93        $   9.88        $   9.35
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.49          $   0.50          $   0.50        $   0.49        $   0.49
  Net realized and unrealized gain (loss) on
    investments                                      (0.16)             0.41             (0.56)           0.06            0.52
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.33          $   0.91          $  (0.06)       $   0.55        $   1.01
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders
  from net investment income                      $  (0.50)         $  (0.50)         $  (0.50)       $  (0.50)       $  (0.48)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $   9.61          $   9.78          $   9.37        $   9.93        $   9.88
                                                  --------          --------          --------        --------        --------
Total return(+)                                       3.45%            10.02%            (0.58)%          5.62%          11.02%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          0.65%             0.65%             0.66%           0.73%           0.78%
  Net investment income(S)(S)                         5.05%             5.28%             5.22%           4.94%           5.04%
Portfolio turnover                                       6%               19%               18%              6%             18%
Net assets at end of period (000 Omitted)         $ 76,004          $ 67,458          $ 66,173        $ 66,869        $ 66,061

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.47          $   0.48          $   0.48        $   0.48        $   0.48
         Ratios (to average net assets):
           Expenses##                                 0.85%             0.85%             0.84%           0.85%           0.85%
           Net investment income(S)(S)                4.85%             5.08%             5.04%           4.82%           4.97%

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
#      Per share data are based on average shares outstanding.

##     Ratios do not reflect reductions from certain expense offset arrangements.
(+)    Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

MISSISSIPPI FUND
...............................................................................................................................

                                                                            YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $   9.79          $   9.38          $   9.94        $   9.89        $   9.36
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.42          $   0.43          $   0.42        $   0.41        $   0.41
  Net realized and unrealized gain (loss) on
    investments                                      (0.17)             0.41             (0.56)           0.06            0.53
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.25          $   0.84          $  (0.14)       $   0.47        $   0.94
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders
  from net investment income                      $  (0.42)         $  (0.43)         $  (0.42)       $  (0.42)       $  (0.41)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $   9.62          $   9.79          $   9.38        $   9.94        $   9.89
                                                  --------          --------          --------        --------        --------
Total return                                          2.62%             9.17%            (1.37)%          4.80%          10.15%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.45%             1.43%             1.46%           1.51%           1.56%
  Net investment income(S)(S)                         4.23%             4.50%             4.41%           4.16%           4.26%
Portfolio turnover                                       6%               19%               18%              6%             18%
Net assets at end of period (000 Omitted)         $ 10,177          $ 10,986          $ 10,786        $ 11,465        $ 10,717

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.40          $   0.41          $   0.40        $   0.40        $   0.40
         Ratios (to average net assets):
           Expenses##                                 1.65%             1.63%             1.64%           1.63%           1.63%
           Net investment income(S)(S)                4.03%             4.30%             4.23%           4.04%           4.19%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
# Per share data are based on average shares outstanding.

##     Ratios do not reflect reductions from certain expense offset arrangements.


NEW YORK FUND
...............................................................................................................................
                                                                         YEAR ENDED MARCH 31,
                                          ------------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $  11.14          $  10.58          $  11.27        $  11.26        $  10.60
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.53          $   0.55          $   0.55        $   0.56        $   0.57
  Net realized and unrealized gain (loss)
    on investments                                   (0.18)             0.57             (0.69)           0.01            0.64
                                                  --------          --------          --------        --------        --------
 Total from investment operations                 $   0.35          $   1.12          $  (0.14)       $   0.57        $   1.21
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.54)         $  (0.55)         $  (0.55)       $  (0.56)       $  (0.55)
  In excess of net investment income                 (0.01)            (0.01)             --             (0.00)+          --
                                                  --------          --------          --------        --------        --------
 Total distributions declared to
   shareholders                                   $  (0.55)         $  (0.56)         $  (0.55)       $  (0.56)       $  (0.55)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $  10.94          $  11.14          $  10.58        $  11.27        $  11.26
                                                  --------          --------          --------        --------        --------
Total return(+)                                       3.16%            10.75%            (1.06)%          5.14%          11.59%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          0.88%             0.86%             0.85%           0.93%           1.03%
  Net investment income(S)(S)                         4.80%             5.10%             5.14%           4.93%           5.14%
Portfolio turnover                                      18%               35%               38%             26%             41%
Net assets at end of period (000 Omitted)         $121,717          $125,917          $101,403        $116,767        $119,376

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.51          $   0.52          $   0.53        $   0.55        $   0.56
         Ratios (to average net assets):
           Expenses##                                 1.08%             1.06%             1.03%           1.05%           1.10%
           Net investment income(S)(S)                4.60%             4.90%             4.96%           4.81%           5.07%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
+      Per share amount was less than $0.01
#      Per share data are based on average shares outstanding.

##     Ratios do not reflect reductions from certain expense offset arrangements.
(+)    Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

NEW YORK FUND
...............................................................................................................................

                                                                            YEAR ENDED MARCH 31,
                                               -------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $  11.13          $  10.58          $  11.27        $  11.26        $  10.59
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.45          $   0.46          $   0.47        $   0.47        $   0.49
  Net realized and unrealized gain (loss) on
    investments                                      (0.19)             0.57             (0.69)           0.01            0.64
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.26          $   1.03          $  (0.22)       $   0.48        $   1.13
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.45)         $  (0.47)         $  (0.47)       $  (0.47)       $  (0.46)
  In excess of net investment income                 (0.01)            (0.01)             --             (0.00)+          --
                                                  --------          --------          --------        --------        --------
  Total distributions declared to shareholders    $  (0.46)         $  (0.48)         $  (0.47)       $  (0.47)       $  (0.46)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $  10.93          $  11.13          $  10.58        $  11.27        $  11.26
                                                  --------          --------          --------        --------        --------
Total return                                          2.39%             9.94%            (1.89)%          4.46%          10.78%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.63%             1.61%             1.60%           1.68%           1.78%
  Net investment income(S)(S)                         4.05%             4.33%             4.38%           4.18%           4.39%
Portfolio turnover                                      18%               35%               38%             26%             41%
Net assets at end of period (000 Omitted)         $ 29,903          $ 25,928          $ 20,224        $ 30,408        $ 26,618

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.43          $   0.44          $   0.45        $   0.46        $   0.48
         Ratios (to average net assets):
           Expenses##                                 1.83%             1.81%             1.78%           1.80%           1.85%
           Net investment income(S)(S)                3.85%             4.13%             4.20%           4.06%           4.32%

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
+      Per share amount was less than $0.01

#      Per share data are based on average shares outstanding.
##     Ratios do not reflect reductions from certain expense offset arrangements.

NEW YORK FUND
....................................................................................................
                                                              YEAR ENDED               PERIOD ENDED
                                                          MARCH 31, 2002            MARCH 31, 2001*
---------------------------------------------------------------------------------------------------
                                                                 CLASS C
---------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $11.13                     $10.91
                                                                  ------                     ------
Income from investment operations#(S)(S) --
  Net investment income(S)                                        $ 0.45                     $ 0.14
  Net realized and unrealized gain (loss) on
    investments                                                    (0.18                       0.23
                                                                  ------                     ------
  Total from investment operations                                $ 0.27                     $ 0.37
                                                                  ------                     ------
Less distributions declared to shareholders --
  From net investment income                                      $(0.46)                    $(0.14)
  In excess of net investment income                               (0.01)                     (0.01)
                                                                  ------                     ------
  Total distributions declared to shareholders                    $(0.47)                    $(0.15)
                                                                  ------                     ------
Net asset value -- end of period                                  $10.93                     $11.13
                                                                  ------                     ------
Total return                                                        2.39%                      3.36%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                        1.63%                      1.61%+
  Net investment income(S)(S)                                       4.05%                      4.20%+
Portfolio turnover                                                    18%                        35%
Net assets at end of period (000 Omitted)                        $10,178                     $8,578

----------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)                              $ 0.43                     $ 0.14
         Ratios (to average net assets):
           Expenses##                                               1.83%                      1.81%+
           Net investment income(S)(S)                              3.85%                      4.00%+
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA
       Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
*      For the period from the inception of Class C shares, December 11, 2000, through March 31, 2001.

+      Annualized.
++     Not annualized.
#      Per share data are based on average shares outstanding.
##     Ratios do not reflect reductions from certain expense offset arrangements.

NORTH CAROLINA FUND
...............................................................................................................................

                                                                         YEAR ENDED MARCH 31,
                                          ----------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $  11.89          $  11.35          $  12.14        $  12.15        $  11.56
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.57          $   0.58          $   0.59        $   0.59        $   0.59
  Net realized and unrealized gain (loss)
    on investments                                   (0.21)             0.55             (0.80)          (0.02)           0.59
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.36          $   1.13          $  (0.21)       $   0.57        $   1.18
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.57)         $  (0.58)         $  (0.58)       $  (0.58)       $  (0.59)
  In excess of net investment income                 (0.00)+           (0.01)             --              --              --
                                                  --------          --------          --------        --------        --------
 Total distributions declared to
   shareholders                                   $  (0.57)         $  (0.59)         $  (0.58)       $  (0.58)       $  (0.59)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $  11.68          $  11.89          $  11.35        $  12.14        $  12.15
                                                  --------          --------          --------        --------        --------
Total return(+)                                       3.08%            10.20%            (1.67)%          4.76%          10.36%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          0.92%             0.91%             0.91%           0.98%           1.03%
  Net investment income(S)(S)                         4.78%             5.03%             5.07%           4.76%           4.92%
Portfolio turnover                                      13%               27%                9%             30%             24%
Net assets at end of period (000 Omitted)         $303,250          $308,447          $310,624        $364,576        $380,595

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.54          $   0.56          $   0.57        $   0.57        $   0.58
         Ratios (to average net assets):
           Expenses##                                 1.12%             1.11%             1.09%           1.10%           1.13%
           Net investment income(S)(S)                4.58%             4.83%             4.89%           4.64%           4.82%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
+      Per share amount was less than $0.01.
#      Per share data are based on average shares outstanding.

##     Ratios do not reflect reductions from certain expense offset arrangements.
(+)    Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

NORTH CAROLINA FUND
...............................................................................................................................

                                                                           YEAR ENDED MARCH 31,
                                               -----------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $  11.89          $  11.35          $  12.13        $  12.15        $  11.55
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.48          $   0.50          $   0.51        $   0.50        $   0.51
  Net realized and unrealized gain (loss) on
    investments                                      (0.20)             0.55             (0.78)          (0.02)           0.60
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.28          $   1.05          $  (0.27)       $   0.48        $   1.11
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.49)         $  (0.50)         $  (0.51)       $  (0.50)       $  (0.51)
  In excess of net investment income                 (0.01)            (0.01)             --              --              --
                                                  --------          --------          --------        --------        --------
  Total distributions declared to shareholders    $  (0.50)         $  (0.51)         $  (0.51)       $  (0.50)       $  (0.51)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $  11.67          $  11.89          $  11.35        $  12.13        $  12.15
                                                  --------          --------          --------        --------        --------
Total return                                          2.33%             9.49%            (2.22)%          4.00%           9.75%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.57%             1.56%             1.56%           1.63%           1.68%
  Net investment income(S)(S)                         4.07%             4.37%             4.42%           4.11%           4.27%
Portfolio turnover                                      13%               27%                9%             30%             24%
Net assets at end of period (000 Omitted)         $ 57,534          $ 60,449          $ 48,794        $ 52,033        $ 44,238

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.46          $   0.48          $   0.49        $   0.49        $   0.50
         Ratios (to average net assets):
           Expenses##                                 1.77%             1.76%             1.74%           1.75%           1.78%
           Net investment income(S)(S)                3.87%             4.17%             4.24%           3.99%           4.17%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
# Per share data are based on average shares outstanding.

##     Ratios do not reflect reductions from certain expense offset arrangements.

NORTH CAROLINA FUND
...............................................................................................................................

                                                                           YEAR ENDED MARCH 31,
                                               -----------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $  11.89          $  11.35          $  12.13        $  12.15        $  11.55
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.48          $   0.50          $   0.51        $   0.50        $   0.51
  Net realized and unrealized gain (loss) on
    investments                                      (0.20)             0.55             (0.78)          (0.02)           0.60
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.28          $   1.05          $  (0.27)       $   0.48        $   1.11
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.49)         $  (0.50)         $  (0.51)       $  (0.50)       $  (0.51)
  In excess of net investment income                 (0.01)            (0.01)             --              --              --
                                                  --------          --------          --------        --------        --------
  Total distributions declared to shareholders    $  (0.50)         $  (0.51)         $  (0.51)       $  (0.50)       $  (0.51)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $  11.67          $  11.89          $  11.35        $  12.13        $  12.15
                                                  --------          --------          --------        --------        --------
Total return                                          2.33%             9.49%            (2.22)%          4.00%           9.75%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.57%             1.56%             1.56%           1.63%           1.68%
  Net investment income(S)(S)                         4.07%             4.37%             4.42%           4.11%           4.27%
Portfolio turnover                                      13%               27%                9%             30%             24%
Net assets at end of period (000 Omitted)         $ 23,741          $ 19,099          $ 14,206        $ 14,084        $  8,143

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.46          $   0.48          $   0.49        $   0.49        $   0.50
         Ratios (to average net assets):
           Expenses##                                 1.77%             1.76%             1.74%           1.75%           1.78%
           Net investment income(S)(S)                3.87%             4.17%             4.24%           3.99%           4.17%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
# Per share data are based on average shares outstanding.

##     Ratios do not reflect expense reductions from certain expense offset arrangements.

PENNSYLVANIA FUND
...............................................................................................................................

                                                                           YEAR ENDED MARCH 31,
                                               -----------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $   9.85          $   9.36          $   9.90        $   9.82        $   9.26
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.48          $   0.49          $   0.50        $   0.48        $   0.50
  Net realized and unrealized gain (loss) on
    investments                                      (0.11)             0.49             (0.55)           0.08            0.56
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.37          $   0.98          $  (0.05)       $   0.56        $   1.06
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.49)         $  (0.49)         $  (0.49)       $  (0.48)       $  (0.50)
  In excess of net investment income                 (0.00)+            --                --              --              --
                                                  --------          --------          --------        --------        --------
  Total distributions declared to shareholders    $  (0.49)         $  (0.49)         $  (0.49)       $  (0.48)       $  (0.50)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $   9.73          $   9.85          $   9.36        $   9.90        $   9.82
                                                  --------          --------          --------        --------        --------
Total return(+)                                       3.85%            10.85%            (0.45)%          5.85%          11.65%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          0.36%             0.37%             0.38%           0.45%           0.40%
  Net investment income(S)(S)                         4.90%             5.17%             5.19%           4.85%           5.15%
Portfolio turnover                                      19%               10%               48%              8%             31%
Net assets at end of period (000 Omitted)         $ 47,661          $ 33,842          $ 25,494        $ 21,695        $ 18,918

-------------
(S)    Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets.
       The investment adviser has agreed to waive 0.40% of the reimbursement fee for an indefinite period of time. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.43          $   0.44          $   0.44        $   0.43        $   0.44
         Ratios (to average net assets):
           Expenses##                                 0.89%             0.93%             0.91%           0.93%           0.99%
           Net investment income(S)(S)                4.37%             4.61%             4.66%           4.37%           4.56%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
+      Per share amount was less than $0.01.
#      Per share data are based on average shares outstanding.

##     Ratios do not reflect reductions from certain expense offset arrangements.

(+)    Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

PENNSYLVANIA FUND
...............................................................................................................................

                                                                           YEAR ENDED MARCH 31,
                                               -----------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $   9.88          $   9.38          $   9.92        $   9.84        $   9.28
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.40          $   0.42          $   0.42        $   0.41        $   0.42
  Net realized and unrealized gain (loss) on
    investments                                      (0.12)             0.50             (0.55)           0.08            0.56
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.28          $   0.92          $  (0.13)       $   0.49        $   0.98
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.41)         $  (0.42)         $  (0.41)       $  (0.41)       $  (0.42)
  In excess of net investment income                 (0.00)+            --                --              --              --
                                                  --------          --------          --------        --------        --------
  Total distributions declared to shareholders    $  (0.41)         $  (0.42)         $  (0.41)       $  (0.41)       $  (0.42)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $   9.75          $   9.88          $   9.38        $   9.92        $   9.84
                                                  --------          --------          --------        --------        --------
Total return                                          2.86%            10.06%            (1.25)%          5.02%          10.76%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.20%             1.17%             1.19%           1.23%           1.19%
  Net investment income(S)(S)                         4.06%             4.38%             4.38%           4.07%           4.36%
Portfolio turnover                                      19%               10%               48%              8%             31%
Net assets at end of period (000 Omitted)         $ 28,286          $ 20,827          $ 17,496        $ 23,983        $ 20,551

-------------

(S)    Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets.
       The investment adviser has agreed to waive 0.40% of the reimbursement fee for an indefinite period of time. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.35          $   0.36          $   0.37        $   0.33        $   0.36
         Ratios (to average net assets):
           Expenses##                                 1.73%             1.73%             1.72%           1.71%           1.78%
           Net investment income(S)(S)                3.53%             3.82%             3.85%           3.59%           3.77%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share, and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation. + Per share amount was less than $0.01

#      Per share data are based on average shares outstanding.
##     Ratios do not reflect reductions from certain expense offset arrangements.


SOUTH CAROLINA FUND
...............................................................................................................................
                                                                         YEAR ENDED MARCH 31,
                                          -----------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $  12.15          $  11.58          $  12.48        $  12.52        $  11.88
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.60          $   0.60          $   0.58        $   0.57        $   0.60
  Net realized and unrealized gain (loss)
    on investments                                   (0.16)             0.56             (0.86)          (0.04)           0.64
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.44          $   1.16          $  (0.28)       $   0.53        $   1.24
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.59)         $  (0.59)         $  (0.58)       $  (0.57)       $  (0.60)
  From net realized gain on investments               --                --               (0.03)           --              --
  In excess of net investment income                  --                --                --             (0.00)+         (0.00)+
  In excess of net realized gain on
    investments                                       --                --               (0.01)           --              --
                                                  --------          --------          --------        --------        --------
  Total distributions declared to
    shareholders                                  $  (0.59)         $  (0.59)         $  (0.62)       $  (0.57)       $  (0.60)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $  12.00          $  12.15          $  11.58        $  12.48        $  12.52
                                                  --------          --------          --------        --------        --------
Total return(+)                                       3.68%            10.26%            (2.27)%          4.33%          10.62%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          0.94%             0.96%             0.94%           1.02%           1.06%
  Net investment income(S)(S)                         4.91%             5.13%             4.91%           4.55%           4.86%
Portfolio turnover                                      10%               33%               18%             25%             29%
Net assets at end of period (000 Omitted)         $121,438          $120,529          $121,064        $145,787        $148,820

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.57          $   0.58          $   0.56        $   0.56        $   0.59
         Ratios (to average net assets):
           Expenses##                                 1.14%             1.16%             1.12%           1.14%           1.16%
           Net investment income(S)(S)                4.71%             4.93%             4.73%           4.43%           4.76%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share, and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.03%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
+      Per share amount was less than $0.01

#      Per share data are based on average shares outstanding.
##     Ratios do not reflect reductions from certain expense offset arrangements.
(+)    Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.


SOUTH CAROLINA FUND
...............................................................................................................................
                                                                            YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $  12.14          $  11.58          $  12.47        $  12.52        $  11.88
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.52          $   0.52          $   0.51        $   0.48        $   0.52
  Net realized and unrealized gain (loss) on
    investments                                      (0.16)             0.55             (0.86)          (0.04)           0.64
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.36          $   1.07          $  (0.35)       $   0.44        $   1.16
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.51)         $  (0.51)         $  (0.50)       $  (0.49)       $  (0.52)
  From net realized gain on investments               --                --               (0.03)           --              --
  In excess of net investment income                  --                --                --             (0.00)+         (0.00)+
  In excess of net realized gain on
    investments                                       --                --               (0.01)           --              --
                                                  --------          --------          --------        --------        --------
  Total distributions declared to shareholders    $  (0.51)         $  (0.51)         $  (0.54)       $  (0.49)       $  (0.52)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $  11.99          $  12.14          $  11.58        $  12.47        $  12.52
                                                  --------          --------          --------        --------        --------
Total return                                          3.01%             9.46%            (2.82)%          3.57%           9.91%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.59%             1.61%             1.59%           1.67%           1.71%
  Net investment income(S)(S)                         4.25%             4.47%             4.26%           3.90%           4.21%
Portfolio turnover                                      10%               33%               18%             25%             29%
Net assets at end of period (000 Omitted)         $ 34,139          $ 33,302          $ 31,532        $ 36,226        $ 28,086

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.49          $   0.50          $   0.48        $   0.47        $   0.51
         Ratios (to average net assets):
           Expenses##                                 1.79%             1.81%             1.77%           1.79%           1.81%
           Net investment income(S)(S)                4.05%             4.27%             4.08%           3.78%           4.11%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share, and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.03%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
+      Per share amount was less than $0.01.

#      Per share data are based on average shares outstanding.
##     Ratios do not reflect reductions from certain expense offset arrangements.


TENNESSEE FUND
...............................................................................................................................
                                                                          YEAR ENDED MARCH 31,
                                           ----------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $  10.58          $  10.11          $  10.87        $  10.91        $  10.32
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.49          $   0.50          $   0.50        $   0.53        $   0.53
  Net realized and unrealized gain (loss)
     on investments                                  (0.14)             0.47             (0.69)          (0.02)           0.60
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.35          $   0.97          $  (0.19)       $   0.51        $   1.13
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.50)         $  (0.50)         $  (0.50)       $  (0.52)       $  (0.53)
  From net realized gain on investments               --                --               (0.07)          (0.03)           --
  In excess of net investment income                 (0.00)+            --                --              --             (0.01)
  In excess of net realized gain on
    investments                                       --                --               (0.00)+          --              --
                                                  --------          --------          --------        --------        --------
  Total distributions declared to
    shareholders                                  $  (0.50)         $  (0.50)         $  (0.57)       $  (0.55)       $  (0.54)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $  10.43          $  10.58          $  10.11        $  10.87        $  10.91
                                                  --------          --------          --------        --------        --------
Total return(+)                                       3.36%             9.87%            (1.75)%          4.80%          11.11%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          0.94%             0.95%             0.96%           1.02%           1.07%
  Net investment income(S)(S)                         4.66%             4.87%             4.80%           4.79%           4.97%
Portfolio turnover                                      12%               19%               20%             16%             26%
Net assets at end of period (000 Omitted)         $101,294          $ 99,097          $100,251        $117,296        $108,871

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.47          $   0.48          $   0.48        $   0.51        $   0.52
         Ratios (to average net assets):
           Expenses##                                 1.14%             1.15%             1.14%           1.14%           1.17%
           Net investment income(S)(S)                4.46%             4.67%             4.62%           4.67%           4.87%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
+      Per share amount was less than $0.01.

#      Per share data are based on average shares outstanding.
##     Ratios do not reflect reductions from certain expense offset arrangements.
(+)    Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.


TENNESSEE FUND
...............................................................................................................................
                                                                            YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $  10.57          $  10.10          $  10.86        $  10.91        $  10.31
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.42          $   0.43          $   0.43        $   0.45        $   0.46
  Net realized and unrealized gain (loss) on
    investments                                      (0.14)             0.47             (0.69)          (0.02)           0.61
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.28          $   0.90          $  (0.26)       $   0.43        $   1.07
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.43)         $  (0.43)         $  (0.43)       $  (0.45)       $  (0.46)
  From net realized gain on investments               --                --               (0.07)          (0.03)           --
  In excess of net investment income                 (0.00)+            --                --              --             (0.01)
  In excess of net realized gain on
    investments                                       --                --               (0.00)+          --              --
                                                  --------          --------          --------        --------        --------
  Total distributions declared to shareholders    $  (0.43)         $  (0.43)         $  (0.50)       $  (0.48)       $  (0.47)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $  10.42          $  10.57          $  10.10        $  10.86        $  10.91
                                                  --------          --------          --------        --------        --------
Total return                                          2.69%             9.17%            (2.39)%          4.04%          10.51%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.59%             1.60%             1.61%           1.67%           1.72%
  Net investment income(S)(S)                         4.00%             4.22%             4.15%           4.14%           4.32%
Portfolio turnover                                      12%               19%               20%             16%             26%
Net assets at end of period (000 Omitted)         $ 26,183          $ 23,656          $ 21,321        $ 22,765        $ 18,198

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.40          $   0.41          $   0.41        $   0.44        $   0.45
         Ratios (to average net assets):
           Expenses##                                 1.79%             1.80%             1.79%           1.79%           1.82%
           Net investment income(S)(S)                3.80%             4.02%             3.97%           4.02%           4.22%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share, and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
+      Per share amount was less than $0.01.

#      Per share data are based on average shares outstanding.
##     Ratios do not reflect reductions from certain expense offset arrangements.


VIRGINIA FUND
...............................................................................................................................
                                                                         YEAR ENDED MARCH 31,
                                          -----------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $  11.36          $  10.91          $  11.60        $  11.61        $  11.06
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.54          $   0.56          $   0.57        $   0.55        $   0.57
  Net realized and unrealized gain (loss)
    on investments                                   (0.22)             0.45             (0.70)          (0.01)           0.55
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.32          $   1.01          $  (0.13)       $   0.54        $   1.12
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.54)         $  (0.56)         $  (0.56)       $  (0.55)       $  (0.57)
  In excess of net investment income                 (0.00)+           (0.00)+            --              --             (0.00)+
                                                  --------          --------          --------        --------        --------
  Total distributions declared to
    shareholders                                  $  (0.54)         $  (0.56)         $  (0.56)       $  (0.55)       $  (0.57)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $  11.14          $  11.36          $  10.91        $  11.60        $  11.61
                                                  --------          --------          --------        --------        --------
Total return(+)                                       2.87%             9.55%            (1.09)%          4.71%          10.32%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          0.92%             0.91%             0.91%           0.99%           1.03%
  Net investment income(S)(S)                         4.77%             5.06%             5.07%           4.73%           4.97%
Portfolio turnover                                      14%               24%               13%             24%             39%
Net assets at end of period (000 Omitted)         $299,088          $304,581          $311,934        $365,880        $373,024

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.52          $   0.54          $   0.54        $   0.54        $   0.56
         Ratios (to average net assets):
           Expenses##                                 1.12%             1.11%             1.09%           1.11%           1.13%
           Net investment income(S)(S)                4.57%             4.86%             4.89%           4.61%           4.87%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
+      Per share amount was less than $0.01.

#      Per share data are based on average shares outstanding.
##     Ratios do not reflect reductions from certain expense offset arrangements.
(+)    Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.


VIRGINIA FUND
...............................................................................................................................
                                                                            YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $  11.35          $  10.91          $  11.60        $  11.61        $  11.06
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.47          $   0.48          $   0.49        $   0.47        $   0.49
  Net realized and unrealized gain (loss) on
    investments                                      (0.22)             0.44             (0.70)          (0.01)           0.56
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.25          $   0.92          $  (0.21)       $   0.46        $   1.05
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.47)         $  (0.48)         $  (0.48)       $  (0.47)       $  (0.49)
  In excess of net investment income                 (0.00)+           (0.00)+            --              --             (0.01)
                                                  --------          --------          --------        --------        --------
  Total distributions declared to shareholders    $  (0.47)         $  (0.48)         $  (0.48)       $  (0.47)       $  (0.50)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $  11.13          $  11.35          $  10.91        $  11.60        $  11.61
                                                  --------          --------          --------        --------        --------
Total return                                          2.20%             8.76%            (1.73)%          4.04%           9.61%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.58%             1.56%             1.56%           1.64%           1.68%
  Net investment income(S)(S)                         4.12%             4.39%             4.42%           4.08%           4.32%
Portfolio turnover                                      14%               24%               13%             24%             39%
Net assets at end of period (000 Omitted)         $ 26,970          $ 29,872          $ 29,316        $ 35,644        $ 32,902

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.45          $   0.46          $   0.47        $   0.46        $   0.48
         Ratios (to average net assets):
           Expenses##                                 1.78%             1.76%             1.74%           1.76%           1.78%
           Net investment income(S)(S)                3.92%             4.19%             4.24%           3.96%           4.22%
(S)(S) As required effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
+      Per share amount was less than $0.01.

#      Per share data are based on average shares outstanding.
##     Ratios do not reflect reductions from certain expense offset arrangements.


VIRGINIA FUND
...............................................................................................................................
                                                                              YEAR ENDED MARCH 31,
                                                   --------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                       CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $  11.36          $  10.91          $  11.60        $  11.61        $  11.06
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.47          $   0.48          $   0.49        $   0.47        $   0.49
  Net realized and unrealized gain (loss) on
    investments                                      (0.23)             0.45             (0.70)          (0.01)           0.56
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.24          $   0.93          $  (0.21)       $   0.46        $   1.05
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.47)         $  (0.48)         $  (0.48)       $  (0.47)       $  (0.49)
  In excess of net investment income                 (0.00)+           (0.00)+            --              --             (0.01)
                                                  --------          --------          --------        --------        --------
  Total distributions declared to shareholders    $  (0.47)         $  (0.48)         $  (0.48)       $  (0.47)       $  (0.50)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $  11.13          $  11.36          $  10.91        $  11.60        $  11.61
                                                  --------          --------          --------        --------        --------
Total return                                          2.10%             8.85%            (1.73)%          4.04%           9.61%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.57%             1.56%             1.56%           1.64%           1.68%
  Net investment income(S)(S)                         4.10%             4.37%             4.42%           4.08%           4.32%
Portfolio turnover                                      14%               24%               13%             24%             39%
Net assets at end of period (000 Omitted)         $ 10,619          $  6,965          $  5,171        $  6,523        $  3,082

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.44          $   0.46          $   0.47        $   0.46        $   0.48
         Ratios (to average net assets):
           Expenses##                                 1.77%             1.76%             1.74%           1.76%           1.78%
           Net investment income(S)(S)                3.90%             4.17%             4.24%           3.96%           4.22%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
+      Per share amount was less than $0.01.

#      Per share data are based on average shares outstanding.
##     Ratios do not reflect reductions from certain expense offset arrangements.


WEST VIRGINIA FUND
...............................................................................................................................
                                                                         YEAR ENDED MARCH 31,
                                          -----------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $  11.45          $  10.95          $  11.75        $  11.77        $  11.31
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.57          $   0.57          $   0.57        $   0.56        $   0.58
  Net realized and unrealized gain (loss)
    on investments                                   (0.14)             0.50             (0.80)          (0.01)           0.47
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.43          $   1.07          $  (0.23)       $   0.55        $   1.05
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.56)         $  (0.57)         $  (0.57)       $  (0.57)       $  (0.58)
  In excess of net investment income                  --                --                --             (0.00)+         (0.01)
                                                  --------          --------          --------        --------        --------
  Total distributions declared to
    shareholders                                  $  (0.56)         $  (0.57)         $  (0.57)       $  (0.57)       $  (0.59)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $  11.32          $  11.45          $  10.95        $  11.75        $  11.77
                                                  --------          --------          --------        --------        --------
Total return(+)                                       3.79%            10.04%            (1.89)%          4.73%           9.42%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          0.93%             0.95%             0.95%           1.02%           1.10%
  Net investment income(S)(S)                         4.97%             5.14%             5.13%           4.78%           4.98%
Portfolio turnover                                       2%                9%               30%             13%             17%
Net assets at end of period (000 Omitted)         $121,860          $118,862          $117,174        $133,456        $130,002

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.55          $   0.55          $   0.55        $   0.55        $   0.57
         Ratios (to average net assets):
           Expenses##                                 1.13%             1.15%             1.13%           1.14%           1.17%
           Net investment income(S)(S)                4.77%             4.94%             4.95%           4.66%           4.91%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
+      Per share amount was less than $0.01.

#      Per share data are based on average shares outstanding.
##     Ratios do not reflect reductions from certain expense offset arrangements.
(+)    Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.


WEST VIRGINIA FUND
...............................................................................................................................
                                                                            YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                   2002               2001               2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period            $  11.44          $  10.94          $  11.74        $  11.77        $  11.31
                                                  --------          --------          --------        --------        --------
Income from investment operations#(S)(S) --
  Net investment income(S)                        $   0.50          $   0.50          $   0.50        $   0.49        $   0.51
  Net realized and unrealized gain (loss) on
    investments                                      (0.15)             0.50             (0.80)          (0.03)           0.46
                                                  --------          --------          --------        --------        --------
  Total from investment operations                $   0.35          $   1.00          $  (0.30)       $   0.46        $   0.97
                                                  --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                      $  (0.48)         $  (0.50)         $  (0.50)       $  (0.49)       $  (0.51)
  In excess of net investment income                  --                --                --             (0.00)+         (0.00)+
                                                  --------          --------          --------        --------        --------
  Total distributions declared to shareholders    $  (0.48)         $  (0.50)         $  (0.50)       $  (0.49)       $  (0.51)
                                                  --------          --------          --------        --------        --------
Net asset value -- end of period                  $  11.31          $  11.44          $  10.94        $  11.74        $  11.77
                                                  --------          --------          --------        --------        --------
Total return                                          3.12%             9.34%            (2.53)%          3.97%           8.72%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.59%             1.60%             1.60%           1.67%           1.75%
  Net investment income(S)(S)                         4.31%             4.48%             4.48%           4.13%           4.33%
Portfolio turnover                                       2%                9%               30%             13%             17%
Net assets at end of period (000 Omitted)         $ 16,248          $ 16,170          $ 14,727        $ 17,166        $ 15,472

-------------
(S)    The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)              $   0.47          $   0.48          $   0.48        $   0.48        $   0.50
         Ratios (to average net assets):
           Expenses##                                 1.79%             1.80%             1.78%           1.79%           1.82%
           Net investment income(S)(S)                4.11%             4.28%             4.30%           4.01%           4.26%
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
+      Per share amount was less than $0.01.

#      Per share data are based on average shares outstanding.
##     Ratios do not reflect reductions from certain expense offset arrangements.

----------
APPENDIX A
----------

o   INVESTMENT TECHNIQUES AND PRACTICES


    In pursuing its investment objective, each fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objective. Investment techniques and practices which a fund will use or currently anticipates using are denoted by a check (x) mark. However, a fund may not use all of these techniques and practices. Investment techniques and practices which the funds do not currently anticipate using but which the funds reserve the freedom to use are denoted by a dash (-) mark. Investment techniques and practices which are the principal focus of a fund are described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non- principal investment techniques and practices are described, together with their risks, in the SAI.


    INVESTMENT TECHNIQUES/PRACTICES
    ...........................................................................

    SYMBOLS           x funds use, or currently  -- permitted, but the funds
                         anticipate using           do not currently anticipate
                                                    using
    ---------------------------------------------------------------------------

Debt Securities

  Asset-Backed Securities
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                   x
    Corporate Asset-Backed Securities                           --
    Mortgage Pass-Through Securities                            --
    Stripped Mortgage-Backed Securities                         --
  Corporate Securities                                          x
  Loans and Other Direct Indebtedness                           x
  Lower Rated Bonds                                             x
  Municipal Bonds                                               x

  U.S. Government Securities                                    x
  Variable and Floating Rate Obligations                        x
  Zero Coupon Bonds                                             x
Equity Securities                                               x
Foreign Securities Exposure
  Brady Bonds                                                   --
  Depositary Receipts                                           --
  Dollar-Denominated Foreign Debt Securities                    --
  Emerging Markets                                              --
  Foreign Securities                                            --
Forward Contracts                                               --
Futures Contracts                                               x
Indexed Securities/Structured Products                          x
Inverse Floating Rate Obligations                               x
Investment in Other Investment Companies

  Open-End Funds                                                x
  Closed-End Funds                                              x

Lending of Portfolio Securities                                 x

Leveraging Transactions

  Bank Borrowings                                               --
  Mortgage "Dollar-Roll" Transactions                           x
  Reverse Repurchase Agreements                                 --

Options
  Options on Foreign Currencies                                 --
  Options on Futures Contracts                                  x
  Options on Securities                                         x
  Options on Stock Indices                                      --
  Reset Options                                                 --
  "Yield Curve" Options                                         --
Repurchase Agreements                                           x

Short Sales                                                     x
Short Term Instruments                                          x

Swaps and Related Derivative Instruments                        x
Temporary Borrowings                                            x
Temporary Defensive Positions                                   x

"When-Issued" Securities                                        x

----------
APPENDIX B
----------


                                                    TAX EQUIVALENT YIELD TABLES
                                     (RATES FOR 2002 UNDER FEDERAL AND STATE INCOME TAX LAWS)

The tables below show the approximate taxable bond yields which are equivalent to tax-exempt bond yields, for the ranges indicated, under federal and, respectively, Alabama, Arkansas, California, Georgia, Maryland, Massachusetts, Mississippi, New
York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia and West Virginia personal income tax laws that apply to
2002. The State of Florida does not currently impose an income tax on individuals. Such yields will differ under the laws applicable to subsequent years. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for those investors who file individual returns. In each table, the effective marginal income tax rate will be increased if personal exemptions are phased out (for the phase out period only) and if a portion of itemized deductions are disallowed. This increase in the marginal rates, if applicable, will cause a corresponding increase in the equivalent taxable yields.

While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minumum tax.

ALABAMA -- 2002 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                        TAX-EXEMPT YIELD
-----------------------------------------           -------------------------------------------------
                                          INCOME                                                                AVERAGE    COMBINED
      SINGLE               JOINT           TAX                                                        FEDERAL    STATE    FED. & ST.
       2002                 2002         BRACKET**   3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
             NOT                 NOT
  OVER       OVER      OVER      OVER
$      0-  6,000                          13.90%    3.48%   4.65%   5.81%    6.97%    8.13%    9.29%   0.100    0.043330    0.1390
                     $      0- 12,000     13.90     3.48    4.65    5.81     6.97     8.13     9.29    0.100    0.043332    0.1390
$  6,000- 27,950                          19.25     3.72    4.95    6.19     7.43     8.67     9.91    0.150    0.050000    0.1925
                     $ 12,000- 46,700     19.25     3.72    4.95    6.19     7.43     8.67     9.91    0.150    0.050000    0.1925
$ 27,950- 67,700     $ 46,700-112,850     30.65     4.33    5.77    7.21     8.65    10.09    11.54    0.270    0.050000    0.3065
$ 67,700-141,250     $112,850-171,950     33.50     4.51    6.02    7.52     9.02    10.53    12.03    0.300    0.050000    0.3350
$141,250-307,050     $171,950-307,050     38.25     4.86    6.48    8.10     9.72    11.34    12.96    0.350    0.050000    0.3825
$307,050 & Over      $307,050 & Over      41.67     5.14    6.86    8.57    10.29    12.00    13.72    0.386    0.050000    0.4187


  * Net amount subject to Federal and Alabama personal income tax after deductions and exemptions.

 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.

*** Combined Federal and Alabama rate assumes itemization of state tax deduction.



ARKANSAS -- 2002 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                        TAX-EXEMPT YIELD
-----------------------------------------           -------------------------------------------------
                                          INCOME                                                                AVERAGE    COMBINED
      SINGLE               JOINT           TAX                                                        FEDERAL    STATE    FED. & ST.
       2002                 2002         BRACKET**   3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
             NOT                 NOT
  OVER       OVER      OVER      OVER
  ----       ----      ----      ----
$      0-  6,000                          11.53%    3.39%   4.52%   5.65%    6.78%    7.91%    9.04%   0.100    0.017001    0.1153
                     $      0- 12,000     12.49     3.43    4.57    5.71     6.86     8.00     9.14    0.100    0.027669    0.1249
$  6,000- 27,950                          19.07     3.71    4.94    6.18     7.41     8.65     9.89    0.150    0.047926    0.1907
                     $ 12,000- 46,700     20.44     3.77    5.03    6.28     7.54     8.80    10.06    0.150    0.064035    0.2044
$ 27,950- 67,700     $ 46,700-112,850     32.11     4.42    5.89    7.36     8.84    10.31    11.78    0.270    0.070000    0.3211
$ 67,700-141,250     $112,850-171,950     34.90     4.61    6.14    7.68     9.22    10.75    12.29    0.300    0.070000    0.3490
$141,250-307,050     $171,950-307,050     39.55     4.96    6.62    8.27     9.93    11.58    13.23    0.350    0.070000    0.3955
$307,050 & Over      $307,050 & Over      42.90     5.25    7.01    8.76    10.51    12.26    14.01    0.390    0.070000    0.4290


  * Net amount subject to Federal and Arkansas personal income tax after deductions and exemptions.

 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.

*** Combined Federal and Arkansas rate assumes itemization of state tax deduction.


CALIFORNIA -- 2002 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                        TAX-EXEMPT YIELD
-----------------------------------------           -------------------------------------------------
                                          INCOME                                                                AVERAGE    COMBINED
      SINGLE               JOINT           TAX                                                        FEDERAL    STATE    FED. & ST.
       2002                 2002         BRACKET**   3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
             NOT                 NOT
  OVER       OVER      OVER      OVER
  ----       ----      ----      ----
$      0-  6,000                          10.94%    3.37%   4.49%   5.61%    6.74%    7.86%    8.98%   0.100    0.010418    0.1094
                     $      0- 12,000     10.94     3.37    4.49    5.61     6.74     7.86     8.98    0.100    0.010419    0.1094
$  6,000- 27,950                          18.31     3.67    4.90    6.12     7.34     8.57     9.79    0.150    0.038927    0.1831
                     $ 12,000- 46,700     17.83     3.65    4.87    6.08     7.30     8.52     9.74    0.150    0.033339    0.1783
$ 27,950- 67,700                          33.49     4.51    6.01    7.52     9.02    10.52    12.03    0.270    0.088847    0.3349
                     $ 46,700-112,850     33.09     4.48    5.98    7.47     8.97    10.46    11.96    0.270    0.083420    0.3309
$ 67,700-141,250     $112,850-171,950     36.51     4.73    6.30    7.88     9.45    11.03    12.60    0.300    0.093000    0.3651
$141,250-307,050     $171,950-307,050     41.05     5.09    6.79    8.48    10.18    11.87    13.57    0.350    0.093000    0.4105
$307,050 & Over      $307,050 & Over      44.31     5.39    7.18    8.98    10.77    12.57    14.37    0.386    0.093000    0.4431


   * Net amount subject to Federal and California personal income tax after deductions and exemptions.

  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.

 *** Combined Federal and California rate assumes itemization of state tax deduction.


GEORGIA -- 2002 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                        TAX-EXEMPT YIELD
-----------------------------------------           -------------------------------------------------
                                          INCOME                                                                AVERAGE    COMBINED
      SINGLE               JOINT           TAX                                                        FEDERAL    STATE    FED. & ST.
       2002                 2002         BRACKET**   3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
             NOT                 NOT
  OVER       OVER      OVER      OVER
  ----       ----      ----      ----
$      0-  6,000                          12.70%    3.44%   4.58%   5.73%    6.87%    8.02%    9.16%   0.100    0.029998    0.1270
                     $      0- 12,000     13.45     3.47    4.62    5.78     6.93     8.09     9.24    0.100    0.038333    0.1345
$  6,000- 27,950                          20.06     3.75    5.00    6.25     7.51     8.76    10.01    0.150    0.059544    0.2006
                     $ 12,000- 46,700     20.10     3.75    5.01    6.26     7.51     8.76    10.01    0.150    0.060000    0.2010
$ 27,950- 67,700     $ 46,700-112,850     31.38     4.37    5.83    7.29     8.74    10.20    11.66    0.270    0.060000    0.3188
$ 67,700-141,250     $112,850-171,950     34.20     4.56    6.08    7.60     9.12    10.64    12.16    0.300    0.060000    0.3420
$141,250-307,050     $171,950-307,050     38.90     4.91    6.55    8.18     9.82    11.46    13.09    0.350    0.060000    0.3890
$307,050 & Over      $307,050 & Over      42.28     5.20    6.93    8.66    10.40    12.13    13.86    0.386    0.060000    0.4228


  * Net amount subject to Federal and Georgia personal income tax after deductions and exemptions.

 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.

*** Combined Federal and Georgia rate assumes itemization of state tax deduction.


MARYLAND -- 2002 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                        TAX-EXEMPT YIELD
-----------------------------------------           -------------------------------------------------
                                          INCOME                                                                AVERAGE    COMBINED
      SINGLE               JOINT           TAX                                                        FEDERAL    STATE    FED. & ST.
       2002                 2002         BRACKET**   3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
             NOT                 NOT
  OVER       OVER      OVER      OVER
  ----       ----      ----      ----
$      0-  6,000                          13.49%    3.47%   4.62%   5.78%    6.94%    8.09%    9.25%   0.100    0.038747    0.1349
                     $      0- 12,000     13.88     3.48    4.64    5.81     6.97     8.13     9.29    0.100    0.043123    0.1388
$  6,000- 27,950                          19.04     3.71    4.94    6.18     7.41     8.65     9.88    0.150    0.047500    0.1904
                     $ 12,000- 46,700     19.04     3.71    4.94    6.18     7.41     8.65     9.88    0.150    0.047500    0.1904
$ 27,950- 67,700     $ 46,700-112,850     30.47     4.31    5.75    7.19     8.63    10.07    11.51    0.270    0.047500    0.3047
$ 67,700-141,250     $112,850-171,950     33.33     4.50    6.00    7.50     9.00    10.50    12.00    0.300    0.047500    0.3333
$141,250-307,050     $171,950-307,050     38.09     4.85    6.46    8.08     9.69    11.31    12.92    0.350    0.047500    0.3809
$307,050 & Over      $307,050 & Over      41.52     5.13    6.84    8.55    10.26    11.97    13.68    0.386    0.047500    0.4152


  * Net amount subject to Federal and Maryland personal income tax after deductions and exemptions.

 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Maryland rate assumes itemization of state tax deduction.


MASSACHUSETTS -- 2002 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                        TAX-EXEMPT YIELD
-----------------------------------------           -------------------------------------------------
                                          INCOME                                                                AVERAGE    COMBINED
      SINGLE               JOINT           TAX                                                        FEDERAL    STATE    FED. & ST.
       2002                 2002         BRACKET**   3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
             NOT                 NOT
  OVER       OVER      OVER      OVER
  ----       ----      ----      ----
$      0-  6,000     $      0- 12,000     14.77%    3.52%   4.69%   5.87%    7.04%    8.21%    9.39%   0.100    0.053000    0.1477
$  6,000- 27,950     $ 12,000- 46,700     19.51     3.73    4.97    6.21     7.45     8.70     9.94    0.150    0.053000    0.1951
$ 27,950- 67,700     $ 46,700-112,850     30.87     4.34    5.79    7.23     8.68    10.13    11.57    0.270    0.053000    0.3087
$ 67,700-141,250     $112,850-171,950     33.71     4.53    6.03    7.54     9.05    10.56    12.07    0.300    0.053000    0.3371
$141,250-307,050     $171,950-307,050     38.45     4.87    6.50    8.12     9.75    11.37    13.00    0.350    0.053000    0.3845
$307,050 & Over      $307,050 & Over      41.85     5.16    6.88    8.60    10.32    12.04    13.76    0.386    0.053000    0.4185


  * Net amount subject to Federal and Massachusetts personal income tax after deductions and exemptions.

 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.

*** Combined Federal and Massachusetts rate assumes itemization of state tax deduction.


MISSISSIPPI -- 2002 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                        TAX-EXEMPT YIELD
-----------------------------------------           -------------------------------------------------
                                          INCOME                                                                AVERAGE    COMBINED
      SINGLE               JOINT           TAX                                                        FEDERAL    STATE    FED. & ST.
       2002                 2002         BRACKET**   3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
             NOT                 NOT
  OVER       OVER      OVER      OVER
  ----       ----      ----      ----
$      0-  6,000                          12.85%    3.44%   4.59%   5.74%    6.88%    8.03%    9.18%   0.100    0.031662    0.1285
                     $      0- 12,000     13.37     3.46    4.62    5.77     6.93     8.08     9.23    0.100    0.037498    0.1337
$  6,000- 27,950                          19.10     3.71    4.94    6.18     7.42     8.65     9.89    0.150    0.048178    0.1910
                     $ 12,000- 46,700     19.25     3.72    4.95    6.19     7.43     8.67     9.91    0.150    0.050000    0.1925
$ 27,950- 67,700     $ 46,700-112,850     30.65     4.33    5.77    7.21     8.65    10.09    11.54    0.270    0.050000    0.3065
$ 67,700-141,250     $112,850-171,950     33.50     4.51    6.02    7.52     9.02    10.53    12.03    0.300    0.050000    0.3350
$141,250-307,050     $171,950-307,050     38.25     4.86    6.48    8.10     9.72    11.34    12.96    0.350    0.050000    0.3825
$307,050 & Over      $307,050 & Over      41.67     5.14    6.86    8.57    10.29    12.00    13.72    0.386    0.050000    0.4167


  * Net amount subject to Federal and Mississippi personal income tax after deductions and exemptions.

 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.

*** Combined Federal and Mississippi rate assumes itemization of state tax deduction.


NEW YORK STATE RESIDENTS (EXCEPT NEW YORK CITY RESIDENTS) -- 2002 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                        TAX-EXEMPT YIELD
-----------------------------------------           -------------------------------------------------
                                          INCOME                                                                AVERAGE    COMBINED
      SINGLE               JOINT           TAX                                                        FEDERAL    STATE    FED. & ST.
       2002                 2002         BRACKET**   3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
             NOT                 NOT
  OVER       OVER      OVER      OVER
  ----       ----      ----      ----
$      0-  6,000                          13.60%    3.47%   4.63%   5.79%    6.94%    8.10%    9.26%   0.100    0.039993    0.1360
                     $      0- 12,000     13.60     3.47    4.63    5.79     6.94     8.10     9.26    0.100    0.039997    0.1360
$  6,000- 27,950                          19.95     3.75    5.00    6.25     7.50     8.74     9.99    0.150    0.058204    0.1995
                     $ 12,000- 46,700     19.72     3.74    4.98    6.23     7.47     8.72     9.97    0.150    0.055474    0.1972
$ 27,950- 67,700     $ 46,700-112,850     32.00     4.41    5.88    7.35     8.82    10.29    11.76    0.270    0.068500    0.3200
$ 67,700-141,250     $112,850-171,950     34.80     4.60    6.13    7.67     9.20    10.74    12.27    0.300    0.068500    0.3480
$141,250-307,050     $171,950-307,050     39.45     4.95    6.61    8.26     9.91    11.56    13.21    0.350    0.068500    0.3945
$307,050 & Over      $307,050 & Over      42.81     5.25    6.99    8.74    10.49    12.24    13.99    0.390    0.068500    0.4281


  * Net amount subject to Federal and New York personal income tax after deductions and exemptions.

 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.

*** Combined Federal and New York rate assumes itemization of state tax deduction.


NEW YORK -- NEW YORK CITY RESIDENTS ONLY -- 2002 TAX YEAR
--------------------------------------------------------------------------------------------
          TAXABLE INCOME*                                    TAX-EXEMPT YIELD
------------------------------------            -------------------------------------------
                                       INCOME
------------------------------------    TAX     -------------------------------------------
     SINGLE              JOINT        BRACKET*
      2002               2002            *      3.0%   4.0%   5.0%    6.0%    7.0%    8.0%
-----------------  -----------------  --------  -------------------------------------------
           NOT                NOT
  OVER     OVER      OVER     OVER
  ----     ----      ----     ----
$      0-  6,000                       16.01%   3.57%  4.76%  5.95%   7.14%   8.33%   9.52%
                   $      0- 12,000    16.01    3.57   4.76   5.95    7.14    8.33    9.52
$  6,000- 27,950                       22.59    3.88   5.17   6.46    7.75    9.04   10.33
$ 27,950- 50,000                       33.34    4.50   6.00   7.50    9.00   10.50   12.00
$ 50,000- 67,700                       33.17    4.49   5.99   7.48    8.98   10.47   11.97
                   $ 12,000- 46,700    22.35    3.86   5.15   6.44    7.73    9.01   10.30
                   $ 46,700- 90,000    33.58    4.52   6.02   7.53    9.03   10.54   12.04
                   $ 90,000-112,850    32.91    4.47   5.96   7.45    8.94   10.43   11.92
$ 67,700-141,250                       37.31    4.79   6.38   7.98    9.57   11.17   12.76
                   $112,850-171,950    37.31    4.79   6.38   7.98    9.57   11.17   12.76
$141,250-307,050   $171,950-307,050    41.79    5.15   6.87   8.59   10.31   12.03   13.74
$307,050 & Over    $307,050 & Over     45.01    5.46   7.27   9.09   10.91   12.73   14.55


-----------------------------------------------------------------------------------------------------------
          TAXABLE INCOME*
------------------------------------                                                 5.25%/
                                                                                     12.25%
------------------------------------              AVERAGE   AVERAGE    AVERAGE      AVERAGE       COMBINED
     SINGLE              JOINT           FEDERAL   STATE      CITY       NYC        ADD'L         FED. & ST.
      2002               2002              RATE     RATE      RATE    SURCHARGE    SURCHARGE       RATE***
-----------------  -----------------      ------  --------  --------  ---------     ---------     --------
           NOT                NOT
  OVER     OVER      OVER     OVER
  ----     ----      ----     ----
$      0-  6,000                          0.100   0.039993  0.025496    --          0.001339        0.1601
                   $      0- 12,000       0.100   0.039997  0.025498    --          0.001339        0.1601
$  6,000- 27,950                          0.150   0.058204  0.029564    --          0.001552        0.2259
$ 27,950- 50,000                          0.270   0.068500  0.017474    --          0.000917        0.3334
$ 50,000- 67,700                          0.270   0.068500  0.014249    --          0.001746        0.3317
                   $ 12,000- 46,700       0.150   0.055474  0.029503    --          0.001549        0.2235
                   $ 46,700- 90,000       0.270   0.068500  0.020619    --          0.001083        0.3358
                   $ 90,000-112,850       0.270   0.068500  0.011054    --          0.001354        0.3291
$ 67,700-141,250                          0.300   0.068500  0.032000    --          0.003920        0.3731
                   $112,850-171,950       0.300   0.068500  0.032000    --          0.003920        0.3731
$141,250-307,050   $171,950-307,050       0.350   0.068500  0.032000    --          0.003920        0.4179
$307,050 & Over    $307,050 & Over        0.390   0.068500  0.032000    --          0.003920        0.4501


  * Net amount subject to Federal and New York personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and New York rate assumes itemization of state tax deduction.


NORTH CAROLINA -- 2002 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                        TAX-EXEMPT YIELD
-----------------------------------------           -------------------------------------------------
                                          INCOME                                                                AVERAGE    COMBINED
      SINGLE               JOINT           TAX                                                        FEDERAL    STATE    FED. & ST.
       2002                 2002         BRACKET**   3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
             NOT                 NOT
  OVER       OVER      OVER      OVER
  ----       ----      ----      ----
$      0-  6,000                          15.40%    3.55%   4.73%   5.91%    7.09%    8.27%    9.46%   0.100    0.059990    0.1540
                   $      0- 12,000       15.40     3.55    4.73    5.91     7.09     8.27     9.46    0.100    0.059995    0.1540
$  6,000- 27,950                          20.69     3.78    5.04    6.30     7.57     8.83    10.09    0.150    0.066925    0.2069
                   $ 12,000- 46,700       20.72     3.78    5.05    6.31     7.57     8.83    10.09    0.150    0.067334    0.2072
$ 27,950- 67,700                          32.22     4.43    5.90    7.38     8.85    10.33    11.80    0.270    0.071453    0.3222
                   $ 46,700-112,850       32.22     4.43    5.90    7.38     8.85    10.33    11.80    0.270    0.071457    0.3222
$ 67,700-141,250                          35.53     4.65    6.20    7.76     9.31    10.86    12.41    0.300    0.078945    0.3553
                   $112,850-171,950       35.43     4.65    6.19    7.74     9.29    10.84    12.39    0.300    0.077500    0.3543
$141,250-307,050                          40.36     5.03    6.71    8.38    10.06    11.74    13.41    0.350    0.082500    0.4036
                   $171,950-307-050       40.30     5.03    6.70    8.38    10.05    11.73    13.40    0.350    0.081462    0.4030
$307,050 & Over    $307,050 & Over        43.67     5.33    7.10    8.88    10.65    12.43    14.20    0.386    0.082500    0.4367


  * Net amount subject to Federal and North Carolina personal income tax after deductions and exemptions.

 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.

*** Combined Federal and North Carolina rate assumes itemization of state tax deduction.


PENNSYLVANIA -- 2002 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                        TAX-EXEMPT YIELD
-----------------------------------------           -------------------------------------------------
                                          INCOME                                                                AVERAGE    COMBINED
      SINGLE               JOINT           TAX                                                        FEDERAL    STATE    FED. & ST.
       2002                 2002         BRACKET**   3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
             NOT                 NOT
  OVER       OVER      OVER      OVER
  ----       ----      ----      ----
$      0-  6,000   $      0- 12,000       12.52%    3.43%   4.57%   5.72%    6.86%    8.00%    9.14%   0.100    0.028000    0.1252
$  6,000- 27,950   $ 12,000- 46,700       17.38     3.63    4.84    6.05     7.26     8.47     9.68    0.150    0.028000    0.1738
$ 27,950- 67,700   $ 46,700-112,850       29.04     4.23    5.64    7.05     8.46     9.86    11.27    0.270    0.028000    0.2904
$ 67,700-141,250   $112,850-171,950       31.96     4.41    5.88    7.35     8.82    10.29    11.76    0.300    0.028000    0.3196
$141,250-307,050   $171,950-307,050       36.82     4.75    6.33    7.91     9.50    11.08    12.66    0.350    0.028000    0.3682
$307,050 & Over    $307,050 & Over        40.32     5.03    6.70    8.38    10.05    11.73    13.40    0.386    0.028000    0.4032

  * Net amount subject to Federal and Pennsylvania personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average rate for the Federal tax bracket.

*** Combined Federal and Pennsylvania rate assumes itemization of state tax deduction.

SOUTH CAROLINA -- 2002 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                        TAX-EXEMPT YIELD
-----------------------------------------           -------------------------------------------------
                                          INCOME                                                                AVERAGE    COMBINED
      SINGLE               JOINT           TAX                                                        FEDERAL    STATE    FED. & ST.
       2002                 2002         BRACKET**   3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
             NOT                 NOT
  OVER       OVER      OVER      OVER
  ----       ----      ----      ----
$      0-  6,000                          12.70%    3.44%   4.58%   5.73%    6.87%    8.02%    9.16%   0.100    0.029996    0.1270
                   $      0- 12,000       13.69     3.48    4.63    5.79     6.95     8.11     9.27    0.100    0.040998    0.1369
$  6,000- 27,950                          20.53     3.78    5.03    6.29     7.55     8.81    10.07    0.150    0.065080    0.2053
                   $ 12,000- 46,700       20.95     3.80    5.06    6.33     7.59     8.86    10.12    0.150    0.070000    0.2095
$ 27,950- 67,700   $ 46,700-112,850       32.11     4.42    5.89    7.36     8.84    10.31    11.78    0.270    0.070000    0.3211
$ 67,700-141,250   $112,850-171,950       34.90     4.61    6.14    7.68     9.22    10.75    12.29    0.300    0.070000    0.3490
$141,250-307,050   $171,950-307,050       39.55     4.96    6.62    8.27     9.93    11.58    13.23    0.350    0.070000    0.3955
$307,050 & Over    $307,050 & Over        42.90     5.25    7.01    8.76    10.51    12.26    14.01    0.386    0.070000    0.4290

   *Net amount subject to Federal and South Carolina personal income tax after deductions and exemptions.

  **Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.

 ***Combined Federal and South Carolina rate assumes itemization of state tax deduction.


TENNESSEE -- 2002 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                        TAX-EXEMPT YIELD
-----------------------------------------           -------------------------------------------------
                                          INCOME                                                                AVERAGE    COMBINED
      SINGLE               JOINT           TAX                                                        FEDERAL    STATE    FED. & ST.
       2002                 2002         BRACKET**   3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
             NOT                 NOT
  OVER       OVER      OVER      OVER
  ----       ----      ----      ----
$      0-  6,000   $      0- 12,000       15.40%    3.55%   4.73%   5.91%    7.09%    8.27%    9.46%   0.100    0.060000    0.1540
$  6,000- 27,950   $ 12,000- 46,700       20.10     3.75    5.01    6.26     7.51     8.76    10.01    0.150    0.060000    0.2010
$ 27,950- 67,700   $ 46,700-112,850       31.38     4.37    5.83    7.29     8.74    10.20    11.66    0.270    0.060000    0.3138
$ 67,700-141,250   $112,850-171,950       34.20     4.56    6.08    7.60     9.12    10.64    12.16    0.300    0.060000    0.3420
$141,250-307,050   $171,950-307,050       38.90     4.91    6.55    8.18     9.82    11.46    13.09    0.350    0.060000    0.3890
$307,050 & Over    $307,050 & Over        42.28     5.20    6.93    8.66    10.40    12.13    13.86    0.386    0.060000    0.4228

   *Net amount subject to Federal and Tennessee personal income tax after deductions and exemptions.

  **Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.

 ***Combined Federal and Tennessee rate assumes itemization of state tax deduction.

VIRGINIA -- 2002 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                        TAX-EXEMPT YIELD
-----------------------------------------           -------------------------------------------------
                                          INCOME                                                                AVERAGE    COMBINED
      SINGLE               JOINT           TAX                                                        FEDERAL    STATE    FED. & ST.
       2002                 2002         BRACKET**   3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
             NOT                 NOT
  OVER       OVER      OVER      OVER
  ----       ----      ----      ----
$      0-  6,000                          12.55%    3.43%   4.57%   5.72%    6.86%    8.00%    9.15%   0.100    0.028330    0.1255
                     $      0- 12,000     13.52     3.47    4.63    5.78     6.94     8.09     9.25    0.100    0.039165    0.1352
$  6,000- 27,950                          19.57     3.73    4.97    6.22     7.46     8.70     9.95    0.150    0.053741    0.1957
                     $ 12,000- 46,700     19.80     3.74    4.99    6.23     7.48     8.73     9.98    0.150    0.056419    0.1980
$ 27,950- 67,700     $ 46,700-112,850     31.20     4.36    5.81    7.27     8.72    10.17    11.63    0.270    0.057500    0.3120
$ 67,700-141,250     $112,850-171,950     34.03     4.55    6.06    7.58     9.10    10.61    12.13    0.300    0.057500    0.3403
$141,250-307,050     $171,950-307,050     38.74     4.90    6.53    8.16     9.79    11.43    13.06    0.350    0.057500    0.3874
$307,050 & Over      $307,050 & Over      42.13     5.18    6.91    8.64    10.37    12.10    13.82    0.386    0.057500    0.4213
   *Net amount subject to Federal and Virginia personal income tax after deductions and exemptions.
  **Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.

 ***Combined Federal and Virginia rate assumes itemization of state tax deduction.


WEST VIRGINIA --  2002 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                        TAX-EXEMPT YIELD
-----------------------------------------           -------------------------------------------------
                                          INCOME                                                                AVERAGE    COMBINED
      SINGLE               JOINT           TAX                                                        FEDERAL    STATE    FED. & ST.
       2002                 2002         BRACKET**   3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
             NOT                 NOT
  OVER       OVER      OVER      OVER
  ----       ----      ----      ----
$      0-  6,000                          12.70%    3.44%   4.58%   5.73%    6.87%    8.02%    9.16%   0.100    0.029995    0.1270
                     $      0- 12,000     12.85     3.44    4.59    5.74     6.88     8.03     9.18    0.100    0.031664    0.1285
$  6,000- 27,950                          18.30     3.67    4.90    6.12     7.34     8.57     9.79    0.150    0.038850    0.1830
                     $ 12,000- 46,700     18.91     3.70    4.93    6.17     7.40     8.63     9.87    0.150    0.046023    0.1891
$ 27,950- 67,700                          31.12     4.36    5.81    7.26     8.71    10.16    11.61    0.270    0.056421    0.3112
                     $ 46,700-112,850     31.67     4.39    5.85    7.32     8.78    10.24    11.71    0.270    0.063995    0.3167
$ 67,700-141,250     $112,850-171,950     34.55     4.58    6.11    7.64     9.17    10.70    12.22    0.300    0.065000    0.3455
$141,250-307,050     $171,950-307,050     39.23     4.94    6.58    8.23     9.87    11.52    13.16    0.350    0.065000    0.3923
$307,050 & Over      $307,050 & Over      42.59     5.23    6.97    8.71    10.45    12.19    13.93    0.386    0.065000    0.4259

   *Net amount subject to Federal and West Virginia personal income tax after deductions and exemptions.
  **Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
 ***Combined Federal and West Virginia rate assumes itemization of state tax deduction.

MFS(R) MUNICIPAL SERIES TRUST

If you want more information about the funds, the following documents are available free upon request:


ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the funds' actual investments. Annual reports discuss the effect of recent market conditions on the funds' investment strategy and on performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated August 1, 2002, provides more detailed information about the funds and is incorporated into this prospectus by reference.


  YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUNDS, AND MAKE INQUIRIES ABOUT THE FUNDS, BY CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-225-2606
    Internet: http://www.mfs.com

Information about the funds (including their prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, DC 20549-0102


Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.


    The funds' Investment Company Act file number is 811-4096.

                                                               MST-1 08/02 112M

[logo] M F S(R)                                         STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                               INFORMATION


                                                                 AUGUST 1, 2002


MFS ALABAMA MUNICIPAL BOND FUND
MFS ARKANSAS MUNICIPAL BOND FUND
MFS CALIFORNIA MUNICIPAL BOND FUND
MFS FLORIDA MUNICIPAL BOND FUND
MFS GEORGIA MUNICIPAL BOND FUND
MFS MARYLAND MUNICIPAL BOND FUND
MFS MASSACHUSETTS MUNICIPAL BOND FUND
MFS MISSISSIPPI MUNICIPAL BOND FUND
MFS NEW YORK MUNICIPAL BOND FUND
MFS NORTH CAROLINA MUNICIPAL BOND FUND
MFS PENNSYLVANIA MUNICIPAL BOND FUND
MFS SOUTH CAROLINA MUNICIPAL BOND FUND
MFS TENNESSEE MUNICIPAL BOND FUND
MFS VIRGINIA MUNICIPAL BOND FUND
MFS WEST VIRGINIA MUNICIPAL BOND FUND

EACH A SERIES OF MFS(R) MUNICIPAL SERIES TRUST
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus dated August 1, 2002. This SAI should be read in conjunction with the Prospectus. The Funds' financial statements are incorporated into this SAI by reference to each Fund's most recent Annual Report to shareholders. A copy of each Annual Report accompanies this SAI. You may obtain a copy of the Funds' Prospectus and Annual Reports without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Funds, while Part II contains information that generally applies to each of the Funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.


                                                                  MST-13 08/02

STATEMENT OF ADDITIONAL INFORMATION
PART I
Part I of this SAI contains information that is particular to the Funds.

-----------------
TABLE OF CONTENTS
-----------------
                                                                            Page
I    Definitions ..........................................................   3

II   Management of the Funds ..............................................   3

     The Funds ............................................................   3

     Trustees and Officers -- Identification and Background ...............   3

     Trustee Compensation and Committees ..................................   3

     Affiliated Service Provider Compensation .............................   3

III  Sales Charges and Distribution Plan Payments .........................   3

     Sales Charges ........................................................   3

     Distribution Plan  Payments ..........................................   3

IV   Portfolio Transactions and Brokerage Commissions .....................   3

V    Share Ownership ......................................................   4

VI   Performance Information ..............................................   4

VII  Investment Techniques, Practices, Risks and Restrictions .............   4

     Investment Techniques, Practices and Risks ...........................   4

     Investment Restrictions ..............................................   4

VIII Tax Considerations ...................................................   4

IX   Independent Auditors and Financial Statements ........................   4

X    Additional Information Concerning the States .........................   4

     Appendix A -- Trustee Compensation and Committees .................... A-1

     Appendix B -- Affiliated Service Provider Compensation ............... B-1

     Appendix C -- Sales Charges and Distribution Plan Payments ........... C-1

     Appendix D -- Portfolio Transactions and Brokerage Commissions ....... D-1

     Appendix E -- Share Ownership ........................................ E-1

     Appendix F -- Performance Information ................................ F-1

     Appendix G -- Additional Information Concerning the States ........... G-1

I    DEFINITIONS
     "Funds" - MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund, each a series of the Trust.

     "Trust" - MFS Municipal Series Trust, a Massachusetts business trust, organized in 1984. On August 27, 1993, the Trust changed its name from "MFS Multi-State Municipal Bond Trust." On August 3, 1992 the Trust changed its name from "MFS Managed Multi-State Municipal Bond Trust." The Trust was known as "MFS Managed Multi-State Tax-Exempt Trust" until its name was changed effective August 12, 1988.

     "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

     "MFD" or the "Distributor" - MFS Fund Distributors, Inc., a Delaware corporation.

     "MFSC" - MFS Service Center, Inc., a Delaware corporation.


     "Prospectus" - The Prospectus of the Funds, dated August 1, 2002, as amended or supplemented from time to time.


II   MANAGEMENT OF THE FUNDS

     THE FUNDS
     Each Fund is a non-diversified series of the Trust. The Trust is an open-end management investment company.


     TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND The identification and background of the Trustees and officers of the Trust are set forth in Appendix E to Part II.

     TRUSTEE COMPENSATION AND COMMITTEES
     Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the committees of the Board of Trustees, is set forth in Appendix A to this Part I.

     AFFILIATED SERVICE PROVIDER COMPENSATION
     Compensation paid by each Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods is set forth in Appendix B to this Part I.

     In connection with their deliberations with regard to approval of the Funds' current investment advisory agreement with MFS, the Trustees considered such information and factors as they believe, in the light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Funds. Such factors include the nature, quality and extent of the services furnished by MFS to the Funds; the investment record of the Funds; comparative data as to investment performance, advisory fees and expense ratios; possible economies of scale; the necessity of MFS maintaining its ability to continue to retain and attract capable personnel to serve the Funds; the risks assumed by MFS; possible benefits to MFS from serving as adviser of the Funds and from providing certain administrative services to the Funds and from affiliates of MFS serving as principal underwriter and shareholder servicing agent of the Funds; current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the existence of appropriate incentives to assure that MFS will continue to furnish high quality services to the Funds; and various other factors. The non-interested Trustees were assisted in this process by their own legal counsel from whom they received separate legal advice. Based upon their review, the Trustees determined that the investment advisory agreement was reasonable, fair and in the best interests of the Funds and their shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

III  SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

     SALES CHARGES
     Sales charges paid in connection with the purchase and sale of Fund shares for certain specified periods are set forth in Appendix C to this Part I, together with the Funds' schedule of dealer reallowances.

     DISTRIBUTION PLAN PAYMENTS
     Payments made by each Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix C to this Part I.


IV   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Brokerage commissions paid by each Fund for certain specified periods, and information concerning purchases by the Funds of securities issued by their regular broker-dealers for the Funds' most recent fiscal year, are set forth in Appendix D to this Part I.

     Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Funds. The Trustees (together with the Trustees of certain other MFS funds) have directed the Adviser to allocate a total of $43,800 of commission business from certain MFS funds (including the Funds) to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Inc. (which provide information useful to the Trustees in reviewing the relationship between the Funds and the Adviser).


V    SHARE OWNERSHIP

     Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in each Fund and, on an aggregate basis, in all MFS funds overseen, by investors who control a Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix E to this Part I.


VI   PERFORMANCE INFORMATION

     Performance information, as quoted by the Funds in sales literature and marketing materials, is set forth in Appendix F to this Part I.


VII  INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS


     INVESTMENT TECHNIQUES, PRACTICES AND RISKS
     The investment objective and principal investment policies of each Fund are described in the Prospectus. In pursuing its investment objective and investment policies, a Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply to certain of these investment techniques and practices for each Fund:


       o Speculative Securities and Lower Rated Securities may not exceed one-third of a Fund's net assets;


       o Revenue Bonds may be up to 100% of a Fund's net assets.

     INVESTMENT RESTRICTIONS
     Each Fund has adopted certain investment restrictions which are described in Appendix F to Part II.

VIII TAX CONSIDERATIONS

     For a discussion of tax considerations, see Part II of this SAI.

IX   INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
     Deloitte & Touche LLP are the Funds' independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


       For each Fund, the Portfolio of Investments and the Statement of Assets and Liabilities at March 31, 2002, the Statement of Operations for the year ended March 31, 2002, the Statement of Changes in Net Assets for the two years ended March 31, 2002, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in the Annual Report to Shareholders of each Fund, are incorporated by reference into this SAI in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of each Annual Report accompanies this SAI.


X    ADDITIONAL INFORMATION CONCERNING THE STATES

     Additional information concerning the state in which each Fund concentrates its investments is set forth in Appendix G to this Part I.

-------------------
PART I - APPENDIX A
-------------------

    TRUSTEE COMPENSATION AND COMMITTEES
    Each Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive from each Fund an annual fee plus a fee for each meeting attended, together with such Trustee's out-of-pocket expenses. Further information on the committees of the Funds' Board of Trustees is set out below.

    TRUSTEE COMPENSATION TABLES
    ..........................................................................
    ALABAMA FUND               TRUSTEE FEES FROM  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                         FUND(1)           AND FUND COMPLEX(2)
    --------------------------------------------------------------------------
    INTERESTED TRUSTEES
    John W. Ballen(3)               $    0                  $      0
    Kevin R. Parke(3)               $    0                  $      0
    Arnold D. Scott(4)              $    0                  $      0
    Jeffrey L. Shames               $    0                  $      0

    NON-INTERESTED TRUSTEES
    Marshall N. Cohan(5)            $1,700                  $187,650
    Lawrence H. Cohn, M.D.          $1,581                  $175,140
    The Hon. Sir J. David
    Gibbons, KBE                    $1,632                  $172,650
    William R. Gutow(6)             $   65                  $194,094
    J. Atwood Ives(6)               $   65                  $163,254
    Abby M. O'Neill                 $1,622                  $172,150
    Lawrence T. Perera(6)           $   65                  $170,440
    William J. Poorvu(6)            $   65                  $174,008
    Walter E. Robb, III(5)          $1,713                  $196,640
    J. Dale Sherratt                $1,661                  $183,640
    Elaine R. Smith(6)              $   65                  $162,729
    Ward Smith                      $1,794                  $198,640

    ----------------
    (1)For the fiscal year ended March 31, 2002.
    (2)Information is provided for calendar year 2001. Messrs. Ives, Perera and Poorvu and Ms. Smith served as Trustee of 45 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $57.1 billion). Dr. Cohn, Messrs. Cohan, Gibbons, Robb, Sherratt and Smith, and Ms. O'Neill served as Trustee of 43 Funds within the MFS Fund complex (having aggregate net assets at December
       31, 2001 of approximately $29.6 billion). Mr. Gutow served as Trustee of 108 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $76.9 billion).
    (3)These Trustees took office on January 1, 2002.
    (4)Effective December 31, 2001, Mr. Scott retired as a Trustee.
    (5)Effective December 31, 2001, these individuals retired as Trustees.
       These Trustees are entitled to receive benefits under the Fund's retirement plan.
    (6)These Trustees took office on January 1, 2002. As noted above, certain of these Trustees did receive Trustee fees from other Funds in the MFS Fund complex during the calendar year ended December 31, 2001.

    ..........................................................................
    ARKANSAS FUND              TRUSTEE FEES FROM  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                         FUND(1)           AND FUND COMPLEX(2)
    ----------------------------------------------------------------------------
    INTERESTED TRUSTEES
    John W. Ballen(3)               $    0                  $      0
    Kevin R. Parke(3)               $    0                  $      0
    Arnold D. Scott(4)              $    0                  $      0
    Jeffrey L. Shames               $    0                  $      0

    NON-INTERESTED TRUSTEES
    Marshall N. Cohan(5)            $1,700                  $187,650
    Lawrence H. Cohn, M.D.          $1,633                  $175,140
    The Hon. Sir J. David
    Gibbons, KBE                    $1,678                  $172,650
    William R. Gutow(6)             $  111                  $194,094
    J. Atwood Ives(6)               $  111                  $163,254
    Abby M. O'Neill                 $1,661                  $172,150
    Lawrence T. Perera(6)           $  111                  $170,440
    William J. Poorvu(6)            $  111                  $174,008
    Walter E. Robb, III(5)          $1,718                  $196,640
    J. Dale Sherratt                $1,717                  $183,640
    Elaine R. Smith(6)              $  111                  $162,729
    Ward Smith                      $1,851                  $198,640

    ----------------
    (1)For the fiscal year ended March 31, 2002.
    (2)Information is provided for calendar year 2001. Messrs. Ives, Perera and Poorvu and Ms. Smith served as Trustee of 45 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $57.1 billion). Dr. Cohn, Messrs. Cohan, Gibbons, Robb, Sherratt and Smith, and Ms. O'Neill served as Trustee of 43 Funds within the MFS Fund complex (having aggregate net assets at December
       31, 2001 of approximately $29.6 billion). Mr. Gutow served as Trustee of 108 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $76.9 billion).
    (3)These Trustees took office on January 1, 2002.
    (4)Effective December 31, 2001, Mr. Scott retired as a Trustee.
    (5)Effective December 31, 2001, these individuals retired as Trustees.
       These Trustees are entitled to receive benefits under the Fund's retirement plan.
    (6)These Trustees took office on January 1, 2002. As noted above, certain of these Trustees did receive Trustee fees from other Funds in the MFS Fund complex during the calendar year ended December 31, 2001.

    ..........................................................................
    CALIFORNIA FUND            TRUSTEE FEES FROM  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                         FUND(1)           AND FUND COMPLEX(2)
--------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    John W. Ballen(3)               $    0                  $      0
    Kevin R. Parke(3)               $    0                  $      0
    Arnold D. Scott(4)              $    0                  $      0
    Jeffrey L. Shames               $    0                  $      0

    NON-INTERESTED TRUSTEES
    Marshall N. Cohan(5)            $1,700                  $187,650
    Lawrence H. Cohn, M.D.          $1,771                  $175,140
    The Hon. Sir J. David
    Gibbons, KBE                    $1,252                  $172,650
    William R. Gutow(6)             $  222                  $194,094
    J. Atwood Ives(6)               $  222                  $163,254
    Abby M. O'Neill                 $1,756                  $172,150
    Lawrence T. Perera(6)           $  222                  $170,440
    William J. Poorvu(6)            $  222                  $174,008
    Walter E. Robb, III(5)          $1,741                  $196,640
    J. Dale Sherratt                $1,878                  $183,640
    Elaine R. Smith(6)              $  222                  $162,729
    Ward Smith                      $2,012                  $198,640

    ----------------
    (1) For the fiscal year ended March 31, 2002.
    (2) Information is provided for calendar year 2001. Messrs. Ives, Perera and Poorvu and Ms. Smith served as Trustee of 45 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $57.1 billion). Dr. Cohn, Messrs. Cohan, Gibbons, Robb, Sherratt and Smith, and Ms. O'Neill served as Trustee of 43 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $29.6 billion). Mr. Gutow served as Trustee of 108 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $76.9 billion).
    (3) These Trustees took office on January 1, 2002.
    (4) Effective December 31, 2001, Mr. Scott retired as a Trustee.
    (5) Effective December 31, 2001, these individuals retired as Trustees. These Trustees are entitled to receive benefits under the Fund's retirement plan.
    (6) These Trustees took office on January 1, 2002. As noted above, certain of these Trustees did receive Trustee fees from other Funds in the MFS Fund complex during the calendar year ended December 31, 2001.

    ..........................................................................
    FLORIDA FUND               TRUSTEE FEES FROM  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                         FUND(1)           AND FUND COMPLEX(2)
    ----------------------------------------------------------------------------
    INTERESTED TRUSTEES
    John W. Ballen(3)               $    0                  $      0
    Kevin R. Parke(3)               $    0                  $      0
    Arnold D. Scott(4)              $    0                  $      0
    Jeffrey L. Shames               $    0                  $      0

    NON-INTERESTED TRUSTEES
    Marshall N. Cohan(5)            $1,700                  $187,650
    Lawrence H. Cohn, M.D.          $1,582                  $175,140
    The Hon. Sir J. David
    Gibbons, KBE                    $1,142                  $172,650
    William R. Gutow(6)             $   65                  $194,094
    J. Atwood Ives(6)               $   65                  $163,254
    Abby M. O'Neill                 $1,622                  $172,150
    Lawrence T. Perera(6)           $   65                  $170,440
    William J. Poorvu(6)            $   65                  $174,008
    Walter E. Robb, III(5)          $1,714                  $196,640
    J. Dale Sherratt                $1,662                  $183,640
    Elaine R. Smith(6)              $   65                  $162,729
    Ward Smith                      $1,795                  $198,640

    ----------------
    (1) For the fiscal year ended March 31, 2002.
    (2) Information is provided for calendar year 2001. Messrs. Ives, Perera and Poorvu and Ms. Smith served as Trustee of 45 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $57.1 billion). Dr. Cohn, Messrs. Cohan, Gibbons, Robb, Sherratt and Smith, and Ms. O'Neill served as Trustee of 43 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $29.6 billion). Mr. Gutow served as Trustee of 108 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $76.9 billion).
    (3) These Trustees took office on January 1, 2002.
    (4) Effective December 31, 2001, Mr. Scott retired as a Trustee.
    (5) Effective December 31, 2001, these individuals retired as Trustees. These Trustees are entitled to receive benefits under the Fund's retirement plan.
    (6) These Trustees took office on January 1, 2002. As noted above, certain of these Trustees did receive Trustee fees from other Funds in the MFS Fund complex during the calendar year ended December 31, 2001.

    ..........................................................................
    GEORGIA FUND               TRUSTEE FEES FROM  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                         FUND(1)           AND FUND COMPLEX(2)
    ----------------------------------------------------------------------------
    INTERESTED TRUSTEES
    John W. Ballen(3)               $    0                  $      0
    Kevin R. Parke(3)               $    0                  $      0
    Arnold D. Scott(4)              $    0                  $      0
    Jeffrey L. Shames               $    0                  $      0

    NON-INTERESTED TRUSTEES
    Marshall N. Cohan(5)            $1,700                  $187,650
    Lawrence H. Cohn, M.D.          $1,577                  $175,140
    The Hon. Sir J. David
    Gibbons, KBE                    $1,632                  $172,650
    William R. Gutow(6)             $   65                  $194,094
    J. Atwood Ives(6)               $   65                  $163,254
    Abby M. O'Neill                 $1,622                  $172,150
    Lawrence T. Perera(6)           $   65                  $170,440
    William J. Poorvu(6)            $   65                  $174,008
    Walter E. Robb, III(5)          $1,710                  $196,640
    J. Dale Sherratt                $1,653                  $183,640
    Elaine R. Smith(6)              $   65                  $162,729
    Ward Smith                      $1,786                  $198,640

    ----------------
    (1) For the fiscal year ended March 31, 2002.
    (2) Information is provided for calendar year 2001. Messrs. Ives, Perera and Poorvu and Ms. Smith served as Trustee of 45 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $57.1 billion). Dr. Cohn, Messrs. Cohan, Gibbons, Robb, Sherratt and Smith, and Ms. O'Neill served as Trustee of 43 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $29.6 billion). Mr. Gutow served as Trustee of 108 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $76.9 billion).
    (3) These Trustees took office on January 1, 2002.
    (4) Effective December 31, 2001, Mr. Scott retired as a Trustee.
    (5) Effective December 31, 2001, these individuals retired as Trustees. These Trustees are entitled to receive benefits under the Fund's retirement plan.
    (6) These Trustees took office on January 1, 2002. As noted above, certain of these Trustees did receive Trustee fees from other Funds in the MFS Fund complex during the calendar year ended December 31, 2001.

    ..........................................................................
    MARYLAND FUND              TRUSTEE FEES FROM  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                         FUND(1)           AND FUND COMPLEX(2)
    ----------------------------------------------------------------------------
    INTERESTED TRUSTEES
    John W. Ballen(3)               $    0                  $      0
    Kevin R. Parke(3)               $    0                  $      0
    Arnold D. Scott(4)              $    0                  $      0
    Jeffrey L. Shames               $    0                  $      0

    NON-INTERESTED TRUSTEES
    Marshall N. Cohan(5)            $1,700                  $187,650
    Lawrence H. Cohn, M.D.          $1,637                  $175,140
    The Hon. Sir J. David
    Gibbons, KBE                    $1,174                  $172,650
    William R. Gutow(6)             $  111                  $194,094
    J. Atwood Ives(6)               $  111                  $163,254
    Abby M. O'Neill                 $1,661                  $172,150
    Lawrence T. Perera(6)           $  111                  $170,440
    William J. Poorvu(6)            $  111                  $174,008
    Walter E. Robb, III(5)          $1,721                  $196,640
    J. Dale Sherratt                $1,724                  $183,640
    Elaine R. Smith(6)              $  111                  $162,729
    Ward Smith                      $1,858                  $198,640

    ----------------
    (1) For the fiscal year ended March 31, 2002.
    (2) Information is provided for calendar year 2001. Messrs. Ives, Perera and Poorvu and Ms. Smith served as Trustee of 45 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $57.1 billion). Dr. Cohn, Messrs. Cohan, Gibbons, Robb, Sherratt and Smith, and Ms. O'Neill served as Trustee of 43 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $29.6 billion). Mr. Gutow served as Trustee of 108 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $76.9 billion).
    (3) These Trustees took office on January 1, 2002.
    (4) Effective December 31, 2001, Mr. Scott retired as a Trustee.
    (5) Effective December 31, 2001, these individuals retired as Trustees. These Trustees are entitled to receive benefits under the Fund's retirement plan.
    (6) These Trustees took office on January 1, 2002. As noted above, certain of these Trustees did receive Trustee fees from other Funds in the MFS Fund complex during the calendar year ended December 31, 2001.

    ..........................................................................
    MASSACHUSETTS FUND         TRUSTEE FEES FROM  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                         FUND(1)           AND FUND COMPLEX(2)
    ----------------------------------------------------------------------------
    INTERESTED TRUSTEES
    John W. Ballen(3)               $    0                  $      0
    Kevin R. Parke(3)               $    0                  $      0
    Arnold D. Scott(4)              $    0                  $      0
    Jeffrey L. Shames               $    0                  $      0

    NON-INTERESTED TRUSTEES
    Marshall N. Cohan(5)            $1,700                  $187,650
    Lawrence H. Cohn, M.D.          $1,765                  $175,140
    The Hon. Sir J. David
    Gibbons, KBE                    $1,789                  $172,650
    William R. Gutow(6)             $  222                  $194,094
    J. Atwood Ives(6)               $  222                  $163,254
    Abby M. O'Neill                 $1,756                  $172,150
    Lawrence T. Perera(6)           $  222                  $170,440
    William J. Poorvu(6)            $  222                  $174,008
    Walter E. Robb, III(5)          $1,736                  $196,640
    J. Dale Sherratt                $1,868                  $183,640
    Elaine R. Smith(6)              $  222                  $162,729
    Ward Smith                      $2,001                  $198,640

    ----------------
    (1) For the fiscal year ended March 31, 2002.
    (2) Information is provided for calendar year 2001. Messrs. Ives, Perera and Poorvu and Ms. Smith served as Trustee of 45 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $57.1 billion). Dr. Cohn, Messrs. Cohan, Gibbons, Robb, Sherratt and Smith, and Ms. O'Neill served as Trustee of 43 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $29.6 billion). Mr. Gutow served as Trustee of 108 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $76.9 billion).
    (3) These Trustees took office on January 1, 2002.
    (4) Effective December 31, 2001, Mr. Scott retired as a Trustee.
    (5) Effective December 31, 2001, these individuals retired as Trustees. These Trustees are entitled to receive benefits under the Fund's retirement plan.
    (6) These Trustees took office on January 1, 2002. As noted above, certain of these Trustees did receive Trustee fees from other Funds in the MFS Fund complex during the calendar year ended December 31, 2001.

    ..........................................................................

    MISSISSIPPI FUND           TRUSTEE FEES FROM  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                         FUND(1)           AND FUND COMPLEX(2)
    --------------------------------------------------------------------------
    INTERESTED TRUSTEES
    John W. Ballen(3)               $    0                  $      0
    Kevin R. Parke(3)               $    0                  $      0
    Arnold D. Scott(4)              $    0                  $      0
    Jeffrey L. Shames               $    0                  $      0

    NON-INTERESTED TRUSTEES
    Marshall N. Cohan(5)            $1,700                  $187,650
    Lawrence H. Cohn, M.D.          $1,579                  $175,140
    The Hon. Sir J. David
    Gibbons, KBE                    $1,632                  $172,650
    William R. Gutow(6)             $   65                  $194,094
    J. Atwood Ives(6)               $   65                  $163,254
    Abby M. O'Neill                 $1,621                  $172,150
    Lawrence T. Perera(6)           $   65                  $170,440
    William J. Poorvu(6)            $   65                  $174,008
    Walter E. Robb, III(5)          $1,711                  $196,640
    J. Dale Sherratt                $1,656                  $183,640
    Elaine R. Smith(6)              $   65                  $162,729
    Ward Smith                      $1,790                  $198,640

    ----------------
    (1) For the fiscal year ended March 31, 2002.
    (2) Information is provided for calendar year 2001. Messrs. Ives, Perera and Poorvu and Ms. Smith served as Trustee of 45 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $57.1 billion). Dr. Cohn, Messrs. Cohan, Gibbons, Robb, Sherratt and Smith, and Ms. O'Neill served as Trustee of 43 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $29.6 billion). Mr. Gutow served as Trustee of 108 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $76.9 billion).
    (3) These Trustees took office on January 1, 2002.
    (4) Effective December 31, 2001, Mr. Scott retired as a Trustee.
    (5) Effective December 31, 2001, these individuals retired as Trustees. These Trustees are entitled to receive benefits under the Fund's retirement plan.
    (6) These Trustees took office on January 1, 2002. As noted above, certain of these Trustees did receive Trustee fees from other Funds in the MFS Fund complex during the calendar year ended December 31, 2001.

    ..........................................................................
    NEW YORK FUND             TRUSTEE FEES FROM  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                        FUND(1)           AND FUND COMPLEX(2)
    ---------------------------------------------------------------------------
    INTERESTED TRUSTEES
    John W. Ballen(3)              $    0                  $      0
    Kevin R. Parke(3)              $    0                  $      0
    Arnold D. Scott(4)             $    0                  $      0
    Jeffrey L. Shames              $    0                  $      0

    NON-INTERESTED TRUSTEES
    Marshall N. Cohan(5)           $1,700                  $187,650
    Lawrence H. Cohn, M.D.         $1,633                  $175,140
    The Hon. Sir J. David
    Gibbons, KBE                   $1,678                  $172,650
    William R. Gutow(6)            $   111                 $194,094
    J. Atwood Ives(6)              $   111                 $163,254
    Abby M. O'Neill                $1,661                  $172,150
    Lawrence T. Perera(6)          $  111                  $170,440
    William J. Poorvu(6)           $  111                  $174,008
    Walter E. Robb, III(5)         $1,719                  $196,640
    J. Dale Sherratt               $1,719                  $183,640
    Elaine R. Smith(6)             $  111                  $162,729
    Ward Smith                     $1,852                  $198,640

    ----------------
    (1) For the fiscal year ended March 31, 2002.
    (2) Information is provided for calendar year 2001. Messrs. Ives, Perera and Poorvu and Ms. Smith served as Trustee of 45 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $57.1 billion). Dr. Cohn, Messrs. Cohan, Gibbons, Robb, Sherratt and Smith, and Ms. O'Neill served as Trustee of 43 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $29.6 billion). Mr. Gutow served as Trustee of 108 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $76.9 billion).
    (3) These Trustees took office on January 1, 2002.
    (4) Effective December 31, 2001, Mr. Scott retired as a Trustee.
    (5) Effective December 31, 2001, these individuals retired as Trustees. These Trustees are entitled to receive benefits under the Fund's retirement plan.
    (6) These Trustees took office on January 1, 2002. As noted above, certain of these Trustees did receive Trustee fees from other Funds in the MFS Fund complex during the calendar year ended December 31, 2001.

    ..........................................................................
    NORTH CAROLINA FUND        TRUSTEE FEES FROM  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                         FUND(1)           AND FUND COMPLEX(2)
    --------------------------------------------------------------------------
    INTERESTED TRUSTEES
    John W. Ballen(3)               $    0                  $      0
    Kevin R. Parke(3)               $    0                  $      0
    Arnold D. Scott(4)              $    0                  $      0
    Jeffrey L. Shames               $    0                  $      0

    NON-INTERESTED TRUSTEES
    Marshall N. Cohan(5)            $1,700                  $187,650
    Lawrence H. Cohn, M.D.          $1,789                  $175,140
    The Hon. Sir J. David
    Gibbons, KBE                    $1,789                  $172,650
    William R. Gutow(6)             $  222                  $194,094
    J. Atwood Ives(6)               $  222                  $163,254
    Abby M. O'Neill                 $1,756                  $172,150
    Lawrence T. Perera(6)           $  222                  $170,440
    William J. Poorvu(6)            $  222                  $174,008
    Walter E. Robb, III(5)          $1,756                  $196,640
    J. Dale Sherratt                $1,912                  $183,640
    Elaine R. Smith(6)              $  222                  $162,729
    Ward Smith                      $2,045                  $198,640

    ----------------
    (1) For the fiscal year ended March 31, 2002.
    (2) Information is provided for calendar year 2001. Messrs. Ives, Perera and Poorvu and Ms. Smith served as Trustee of 45 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $57.1 billion). Dr. Cohn, Messrs. Cohan, Gibbons, Robb, Sherratt and Smith, and Ms. O'Neill served as Trustee of 43 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $29.6 billion). Mr. Gutow served as Trustee of 108 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $76.9 billion).
    (3) These Trustees took office on January 1, 2002.
    (4) Effective December 31, 2001, Mr. Scott retired as a Trustee.
    (5) Effective December 31, 2001, these individuals retired as Trustees. These Trustees are entitled to receive benefits under the Fund's retirement plan.
    (6) These Trustees took office on January 1, 2002. As noted above, certain of these Trustees did receive Trustee fees from other Funds in the MFS Fund complex during the calendar year ended December 31, 2001.

    ..........................................................................
    PENNSYLVANIA FUND          TRUSTEE FEES FROM  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                         FUND(1)           AND FUND COMPLEX(2)
    --------------------------------------------------------------------------
    INTERESTED TRUSTEES
    John W. Ballen(3)               $    0                  $      0
    Kevin R. Parke(3)               $    0                  $      0
    Arnold D. Scott(4)              $    0                  $      0
    Jeffrey L. Shames               $    0                  $      0

    NON-INTERESTED TRUSTEES
    Marshall N. Cohan(5)            $1,700                  $187,650
    Lawrence H. Cohn, M.D.          $1,574                  $175,140
    The Hon. Sir J. David
    Gibbons, KBE                    $1,632                  $172,650
    William R. Gutow(6)             $   65                  $194,094
    J. Atwood Ives(6)               $   65                  $163,254
    Abby M. O'Neill                 $1,622                  $172,150
    Lawrence T. Perera(6)           $   65                  $170,440
    William J. Poorvu(6)            $   65                  $174,008
    Walter E. Robb, III(5)          $1,707                  $196,640
    J. Dale Sherratt                $1,647                  $183,640
    Elaine R. Smith(6)              $   65                  $162,729
    Ward Smith                      $1,781                  $198,640

    ----------------
    (1) For the fiscal year ended March 31, 2002.
    (2) Information is provided for calendar year 2001. Messrs. Ives, Perera and Poorvu and Ms. Smith served as Trustee of 45 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $57.1 billion). Dr. Cohn, Messrs. Cohan, Gibbons, Robb, Sherratt and Smith, and Ms. O'Neill served as Trustee of 43 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $29.6 billion). Mr. Gutow served as Trustee of 108 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $76.9 billion).
    (3) These Trustees took office on January 1, 2002.
    (4) Effective December 31, 2001, Mr. Scott retired as a Trustee.
    (5) Effective December 31, 2001, these individuals retired as Trustees. These Trustees are entitled to receive benefits under the Fund's retirement plan.
    (6) These Trustees took office on January 1, 2002. As noted above, certain of these Trustees did receive Trustee fees from other Funds in the MFS Fund complex during the calendar year ended December 31, 2001.

    ..........................................................................

    SOUTH CAROLINA FUND        TRUSTEE FEES FROM  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                         FUND(1)           AND FUND COMPLEX(2)
    --------------------------------------------------------------------------
    INTERESTED TRUSTEES
    John W. Ballen(3)               $    0                  $      0
    Kevin R. Parke(3)               $    0                  $      0
    Arnold D. Scott(4)              $    0                  $      0
    Jeffrey L. Shames               $    0                  $      0

    NON-INTERESTED TRUSTEES
    Marshall N. Cohan(5)            $1,700                  $187,650
    Lawrence H. Cohn, M.D.          $1,637                  $175,140
    The Hon. Sir J. David
    Gibbons, KBE                    $1,678                  $172,650
    William R. Gutow(6)             $  111                  $194,094
    J. Atwood Ives(6)               $  111                  $163,254
    Abby M. O'Neill                 $1,661                  $172,150
    Lawrence T. Perera(6)           $  111                  $170,440
    William J. Poorvu(6)            $  111                  $174,008
    Walter E. Robb, III(5)          $1,722                  $196,640
    J. Dale Sherratt                $1,726                  $183,640
    Elaine R. Smith(6)              $  111                  $162,729
    Ward Smith                      $1,859                  $198,640

    ----------------
    (1) For the fiscal year ended March 31, 2002.
    (2) Information is provided for calendar year 2001. Messrs. Ives, Perera and Poorvu and Ms. Smith served as Trustee of 45 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $57.1 billion). Dr. Cohn, Messrs. Cohan, Gibbons, Robb, Sherratt and Smith, and Ms. O'Neill served as Trustee of 43 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $29.6 billion). Mr. Gutow served as Trustee of 108 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $76.9 billion).
    (3) These Trustees took office on January 1, 2002.
    (4) Effective December 31, 2001, Mr. Scott retired as a Trustee.
    (5) Effective December 31, 2001, these individuals retired as Trustees. These Trustees are entitled to receive benefits under the Fund's retirement plan.
    (6) These Trustees took office on January 1, 2002. As noted above, certain of these Trustees did receive Trustee fees from other Funds in the MFS Fund complex during the calendar year ended December 31, 2001.

    ..........................................................................
    TENNESSEE FUND             TRUSTEE FEES FROM  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                         FUND(1)           AND FUND COMPLEX(2)
    --------------------------------------------------------------------------
    INTERESTED TRUSTEES
    John W. Ballen(3)               $    0                  $      0
    Kevin R. Parke(3)               $    0                  $      0
    Arnold D. Scott(4)              $    0                  $      0
    Jeffrey L. Shames               $    0                  $      0

    NON-INTERESTED TRUSTEES
    Marshall N. Cohan(5)            $1,700                  $187,650
    Lawrence H. Cohn, M.D.          $1,633                  $175,140
    The Hon. Sir J. David
    Gibbons, KBE                    $1,678                  $172,650
    William R. Gutow(6)             $  111                  $194,094
    J. Atwood Ives(6)               $  111                  $163,254
    Abby M. O'Neill                 $1,661                  $172,150
    Lawrence T. Perera(6)           $  111                  $170,440
    William J. Poorvu(6)            $  111                  $174,008
    Walter E. Robb, III(5)          $1,718                  $196,640
    J. Dale Sherratt                $1,717                  $183,640
    Elaine R. Smith(6)              $  111                  $162,729
    Ward Smith                      $1,851                  $198,640

    ----------------
    (1) For the fiscal year ended March 31, 2002.
    (2) Information is provided for calendar year 2001. Messrs. Ives, Perera and Poorvu and Ms. Smith served as Trustee of 45 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $57.1 billion). Dr. Cohn, Messrs. Cohan, Gibbons, Robb, Sherratt and Smith, and Ms. O'Neill served as Trustee of 43 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $29.6 billion). Mr. Gutow served as Trustee of 108 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $76.9 billion).
    (3) These Trustees took office on January 1, 2002.
    (4) Effective December 31, 2001, Mr. Scott retired as a Trustee.
    (5) Effective December 31, 2001, these individuals retired as Trustees. These Trustees are entitled to receive benefits under the Fund's retirement plan.
    (6) These Trustees took office on January 1, 2002. As noted above, certain of these Trustees did receive Trustee fees from other Funds in the MFS Fund complex during the calendar year ended December 31, 2001.

    ..........................................................................

    VIRGINIA FUND              TRUSTEE FEES FROM  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                         FUND(1)           AND FUND COMPLEX(2)
    --------------------------------------------------------------------------
    INTERESTED TRUSTEES
    John W. Ballen(3)               $    0                  $      0
    Kevin R. Parke(3)               $    0                  $      0
    Arnold D. Scott(4)              $    0                  $      0
    Jeffrey L. Shames               $    0                  $      0

    NON-INTERESTED TRUSTEES
    Marshall N. Cohan(5)            $1,700                  $187,650
    Lawrence H. Cohn, M.D.          $1,782                  $175,140
    The Hon. Sir J. David
    Gibbons, KBE                    $1,789                  $172,650
    William R. Gutow(6)             $  222                  $194,094
    J. Atwood Ives(6)               $  222                  $163,254
    Abby M. O'Neill                 $1,756                  $172,150
    Lawrence T. Perera(6)           $  222                  $170,440
    William J. Poorvu(6)            $  222                  $174,008
    Walter E. Robb, III(5)          $1,750                  $196,640
    J. Dale Sherratt                $1,898                  $183,640
    Elaine R. Smith(6)              $  222                  $162,729
    Ward Smith                      $2,031                  $198,640

    ----------------
    (1) For the fiscal year ended March 31, 2002.
    (2) Information is provided for calendar year 2001. Messrs. Ives, Perera and Poorvu and Ms. Smith served as Trustee of 45 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $57.1 billion). Dr. Cohn, Messrs. Cohan, Gibbons, Robb, Sherratt and Smith, and Ms. O'Neill served as Trustee of 43 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $29.6 billion). Mr. Gutow served as Trustee of 108 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $76.9 billion).
    (3) These Trustees took office on January 1, 2002.
    (4) Effective December 31, 2001, Mr. Scott retired as a Trustee.
    (5) Effective December 31, 2001, these individuals retired as Trustees. These Trustees are entitled to receive benefits under the Fund's retirement plan.
    (6) These Trustees took office on January 1, 2002. As noted above, certain of these Trustees did receive Trustee fees from other Funds in the MFS Fund complex during the calendar year ended December 31, 2001.

    ..........................................................................
    WEST VIRGINIA FUND         TRUSTEE FEES FROM  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                         FUND(1)           AND FUND COMPLEX(2)
    --------------------------------------------------------------------------
    INTERESTED TRUSTEES
    John W. Ballen(3)               $    0                  $      0
    Kevin R. Parke(3)               $    0                  $      0
    Arnold D. Scott(4)              $    0                  $      0
    Jeffrey L. Shames               $    0                  $      0
    NON-INTERESTED TRUSTEES
    Marshall N. Cohan(5)            $1,700                  $187,650
    Lawrence H. Cohn, M.D.          $1,635                  $175,140
    The Hon. Sir J. David
    Gibbons, KBE                    $1,678                  $172,650
    William R. Gutow(6)             $  111                  $194,094
    J. Atwood Ives(6)               $  111                  $163,254
    Abby M. O'Neill                 $1,661                  $172,150
    Lawrence T. Perera(6)           $  111                  $170,440
    William J. Poorvu(6)            $  111                  $174,008
    Walter E. Robb, III(5)          $1,720                  $196,640
    J. Dale Sherratt                $1,721                  $183,640
    Elaine R. Smith(6)              $  111                  $162,729
    Ward Smith                      $1,854                  $198,640

    ----------------
    (1) For the fiscal year ended March 31, 2002.
    (2) Information is provided for calendar year 2001. Messrs. Ives, Perera and Poorvu and Ms. Smith served as Trustee of 45 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $57.1 billion). Dr. Cohn, Messrs. Cohan, Gibbons, Robb, Sherratt and Smith, and Ms. O'Neill served as Trustee of 43 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $29.6 billion). Mr. Gutow served as Trustee of 108 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $76.9 billion).
    (3) These Trustees took office on January 1, 2002.
    (4) Effective December 31, 2001, Mr. Scott retired as a Trustee.
    (5) Effective December 31, 2001, these individuals retired as Trustees. These Trustees are entitled to receive benefits under the Fund's retirement plan.
    (6) These Trustees took office on January 1, 2002. As noted above, certain of these Trustees did receive Trustee fees from other Funds in the MFS Fund complex during the calendar year ended December 31, 2001.

    Prior to December 31, 2001, the Funds had a retirement plan for non-interested Trustees and Trustees who were not officers of the Funds. Effective December 31, 2001, the Funds' retirement plan terminated, except with respect to those Trustees retiring on that date. The remaining Trustees will receive compensation, either via a lump sum payment or a deferred compensation arrangement, for the loss of benefits under the retirement plan. More information on the termination of the Funds' retirement plan and on the Funds' deferred compensation plan is provided under "Management of the Fund - Trustee Retirement Plan" in Part II of this SAI.

COMMITTEES
.............................................................................................................................
                        NUMBER OF
                      MEETINGS IN
                       LAST FISCAL
NAME OF COMMITTEE       FISCAL(1)                FUNCTIONS                                              MEMBERS(2)
-----------------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE            7        Provides oversight with respect to the accounting and       Gutow*, Poorvu*, Sherratt*,
                                    auditing procedures of the Funds and, among other           E. Smith* and W. Smith*
                                    things, considers the selection of the independent
                                    accountants for the Funds and the scope of the audit,
                                    and considers the effect on the independence of those
                                    accountants of any non-audit services such accountants
                                    provide to the Funds and any audit or non-audit services
                                    such accountants provide to other MFS Funds, MFS and/or
                                    certain affiliates.

NOMINATING COMMITTEE       1        Recommends qualified candidates to the Board in the         All non-interested Trustees
                                    event that a position is vacated or created. The            of the Board (Cohn,Gibbons,
                                    Nominating Committee would consider recommendations by      Gutow, Ives, O'Neill,
                                    shareholders if a vacancy were to exist. Shareholders       Perera, Poorvu, Sherratt, E.
                                    wishing to recommend Trustee candidates for                 Smith and W. Smith)
                                    consideration by the Nominating Committee may do so by
                                    writing the Funds' Secretary. Such suggestions must be
                                    accompanied by complete biographical and occupational
                                    data on the prospective nominee, along with a written
                                    consent of the prospective nominee to consideration of
                                    his or her name by the Committee.

COMPENSATION               0        Administers and approves all elements of compensation       All non-interested Trustees
COMMITTEE                           for the Trustees who are not "interested persons" of the    of the Board (Cohn,Gibbons,
                                    Funds as defined in the 1940 Act.                           Gutow, Ives, O'Neill,
                                                                                                Perera, Poorvu, Sherratt, E.
                                                                                                Smith and W. Smith)

BLUE BOOK COMMITTEE        0        Requests, reviews and considers the information deemed      All non-interested Trustees
                                    reasonably necessary to evaluate the terms of the           of the Board (Cohn,Gibbons,
                                    investment advisory and principal underwriting              Gutow, Ives, O'Neill,
                                    agreements and the Plan of Distribution under rule 12b-1    Perera, Poorvu, Sherratt, E.
                                    that a Fund proposes to renew or continue, and to make      Smith and W. Smith)
                                    its recommendations to the full Board of Trustees on
                                    these matters.

GOVERNANCE COMMITTEE       0        Reviews and articulates the governance structure of the     Cohn*, Ives*, Poorvu*,
                                    Board of Trustees. The Committee advises and makes          Shames, Sherratt* and
                                    recommendations to the Board on matters concerning          W. Smith*
                                    directorship practices and recommendations concerning
                                    the functions and duties of the committees of the Board.

PORTFOLIO TRADING AND      4        Reviews MFS' process and procedures, internal controls      Cohn*, Gibbons*, Ives*,
MARKETING REVIEW                    and compliance monitoring relating to (i) portfolio         Perera* and O'Neill*
COMMITTEE                           trading, best execution and brokerage costs and trade
                                    allocations, (ii) MFD's role as the Funds' principal
                                    underwriter in distributing and marketing Fund shares
                                    and the production and use of sales and marketing
                                    materials in various forms of media and (iii) the Funds'
                                    investment policies and practices.

PRICING COMMITTEE          0        Reviews procedures for the valuation of securities and      Parke, Poorvu*, Shames, E.
                                    periodically reviews information from MFS regarding fair    Smith* and W. Smith*
                                    value and liquidity determinations made pursuant to the
                                    board-approved procedures, and makes related
                                    recommendations to the full Board and, if requested by
                                    MFS, assists MFS's internal valuation committee and/or
                                    the full Board in resolving particular valuation
                                    matters.

------------------------------------------------------------------------------------------------------------------------------
(1) The Compensation Committee, Blue Book Committee and Governance Committee were established on January 1, 2002.
(2) The Trustees' Identification and Background are set forth in Appendix E to Part II.
  * Non-interested or independent Trustees.

-------------------
PART I - APPENDIX B
-------------------

AFFILIATED SERVICE PROVIDER COMPENSATION
...................................................................................................................................

Each Fund paid compensation to its affiliated service providers over the specified periods as follows:

                                                  PAID TO MFS     AMOUNT      PAID TO MFS FOR     PAID TO MFSC        AGGREGATE
                                                 FOR ADVISORY     WAIVED      ADMINISTRATIVE      FOR TRANSFER      AMOUNT PAID TO
FISCAL YEAR ENDED        FUND                      SERVICES       BY MFS         SERVICES        AGENCY SERVICES     MFS AND MFSC
----------------------------------------------------------------------------------------------------------------------------------

March 31, 2002           Alabama Fund .........   $  333,771     $189,641         $10,557           $ 95,363          $  439,691
                         Arkansas Fund ........      441,619      250,911          13,948            126,177             581,744
                         California Fund ......    1,471,144      835,801          46,071            420,327           1,937,542
                         Florida Fund .........      321,558      182,722          10,152             91,874             423,584
                         Georgia Fund .........      244,343      138,855           7,707             69,812             321,862
                         Maryland Fund ........      560,765      318,621          17,703            160,219             738,687
                         Massachusetts Fund ...      879,408      499,796          27,642            251,259           1,158,309
                         Mississippi Fund .....      290,697      165,087           9,135             83,056             382,888
                         New York Fund ........      580,503      329,931          18,205            165,858             764,566
                         North Carolina Fund ..    1,371,852      779,755          43,238            391,958           1,807,048
                         Pennsylvania Fund ....       11,487      355,488           7,133             66,381              85,001
                         South Carolina Fund ..      553,066      314,326          17,329            158,019             728,414
                         Tennessee Fund .......      441,507      250,849          15,616            126,145             583,268
                         Virginia Fund ........    1,208,712      687,063          38,096            345,346           1,592,154
                         West Virginia Fund ...      480,148      272,825          15,150            137,185             632,483

March 31, 2001           Alabama Fund .........   $  305,468     $173,981         $12,943           $ 87,276          $  405,687

                         Arkansas Fund ........      662,393      240,413          17,878            120,566             800,837
                         California Fund ......      838,687      684,875          41,300            277,351           1,157,338
                         Florida Fund .........      295,696      168,437          12,497             84,485             392,678
                         Georgia Fund .........      226,506      129,013           9,602             64,716             300,824
                         Maryland Fund ........      496,208      282,634          21,022            141,774             659,004
                         Massachusetts Fund ...      827,979      471,704          35,014            236,566           1,099,559
                         Mississippi Fund .....      263,637      150,212          11,173             75,325             350,135
                         New York Fund ........      435,769      247,926          18,505            124,506             578,780
                         North Carolina Fund ..    1,302,424      742,034          55,195            372,121           1,729,740
                         Pennsylvania Fund ....      162,021       92,906           6,826             46,235             215,082
                         South Carolina Fund ..      524,080      298,629          22,253            149,737             696,070
                         Tennessee Fund .......      423,797      241,490          21,188            121,085             566,070
                         Virginia Fund ........    1,187,442      676,702          50,431            339,269           1,577,142
                         West Virginia Fund ...      458,391      261,183          19,423            130,970             608,784

March 31, 2000           Alabama Fund .........   $  310,471     $154,290         $10,962           $ 84,661          $  406,094
                         Arkansas Fund ........      460,834      228,603          16,251            125,367             602,452
                         California Fund ......      564,832      988,734          36,633            282,416             883,881
                         Florida Fund .........      335,536      166,138          11,835             91,223             438,594
                         Georgia Fund .........      245,098      121,633           8,630             66,688             320,416
                         Maryland Fund ........      551,009      273,437          19,445            149,921             720,375
                         Massachusetts Fund ...      913,613      453,353          32,196            248,573           1,194,382
                         Mississippi Fund .....      285,271      142,465          10,032             77,789             373,092
                         New York Fund ........      492,970      244,146          17,369            134,032             644,371
                         North Carolina Fund ..    1,466,927      727,042          51,781            398,955           1,917,663
                         Pennsylvania Fund ....      165,829       82,459           5,857             45,174             216,860
                         South Carolina Fund ..      609,767      301,632          21,540            165,726             797,033
                         Tennessee Fund .......      481,718      238,450          17,041            130,957             629,716
                         Virginia Fund ........    1,376,483      681,496          48,622            374,221           1,799,326
                         West Virginia Fund ...      515,889      255,839          18,204            140,333             674,426

-------------------
PART I - APPENDIX C
-------------------


SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES
......................................................................................................

The following sales charges were paid during the specified periods:

                                             CLASS A INITIAL SALES CHARGES:    CDSC PAID TO MFD ON:

                                                      RETAINED  REALLOWED    CLASS A  CLASS B  CLASS C
FISCAL YEAR END   FUND                       TOTAL     BY MFD   TO DEALERS   SHARES   SHARES    SHARES
------------------------------------------------------------------------------------------------------

March 31, 2002    Alabama Fund............  $165,350  $ 29,748    $135,602  $   255  $ 40,747     N/A
                  Arkansas Fund...........   324,230    60,430     263,800        0    42,555     N/A
                  California Fund.........   404,884    75,443     329,441   17,000   190,585    9,312
                  Florida Fund............   171,297    31,313     139,984        0    70,953     N/A
                  Georgia Fund............   122,691    22,257     100,434    4,062    62,550     N/A
                  Maryland Fund...........   278,944    46,328     232,616    9,475    39,817     N/A
                  Massachusetts Fund......   309,615    56,833     252,782    9,780    69,693     N/A
                  Mississippi Fund........   163,330    30,491     132,839        0     4,347     N/A
                  New York Fund...........   237,491    28,362     209,129   17,066    51,175   13,652
                  North Carolina Fund.....   404,884    75,443     329,441    2,256    41,465    3,674
                  Pennsylvania Fund.......   430,254    81,062     349,192        0    31,570     N/A
                  South Carolina Fund.....   212,125    36,707     175,418      281    35,925     N/A
                  Tennessee Fund..........   233,249    45,287     187,962        0    49,393     N/A
                  Virginia Fund...........   374,479    68,449     306,030        5    29,983    6,688
                  West Virginia Fund......   232,628    44,172     188,456        0    27,975     N/A

March 31, 2001    Alabama Fund............  $ 94,161  $ 17,762    $ 76,399  $     0  $ 31,899     N/A

                  Arkansas Fund...........   127,147    22,875     104,272        0    17,114     N/A
                  California Fund.........   350,419    42,525     307,894    5,758   158,289  $14,955
                  Florida Fund............   179,017    32,664     146,353        0    53,143     N/A
                  Georgia Fund............    92,649    17,096      75,553        0    44,535     N/A
                  Maryland Fund...........   244,642    34,183     210,459        0    55,975     N/A
                  Massachusetts Fund......   260,554    39,404     221,150    7,575    63,600     N/A
                  Mississippi Fund........   128,734    22,046     106,688        0     7,719     N/A
                  New York Fund...........   116,670    14,271     102,399        0    50,780        0
                  North Carolina Fund.....   388,472    72,630     315,842        0    98,272    1,207
                  Pennsylvania Fund.......   213,235    36,539     176,696        0    26,376     N/A
                  South Carolina Fund.....   109,760    17,523      92,237    2,040    70,438     N/A
                  Tennessee Fund..........   116,048    21,576      94,472      885    37,021     N/A
                  Virginia Fund...........   343,790    65,739     278,051        0    77,682      611
                  West Virginia Fund......   156,574    28,205     128,369        0    20,268     N/A

March 31, 2000    Alabama Fund............  $ 88,469  $ 17,063    $ 71,406  $     0  $ 53,709     N/A
                  Arkansas Fund...........   124,270    22,313     101,957        0    36,185     N/A
                  California Fund.........   437,121    53,828     383,293   11,599   149,300  $ 7,727
                  Florida Fund............   127,006    22,597     104,409    9,433    80,799     N/A
                  Georgia Fund............    47,920     8,538      39,382        0    28,795     N/A
                  Maryland Fund...........   191,662    34,078     157,584      855    81,284     N/A
                  Massachusetts Fund......   254,689    46,975     207,714    9,382   100,946     N/A
                  Mississippi Fund........   155,804    24,499     131,305        0    10,638     N/A
                  New York Fund...........   162,948    19,734     143,214        0    73,574     N/A
                  North Carolina Fund.....   402,815    75,154     327,661      231   110,362    6,051
                  Pennsylvania Fund.......   115,708    18,639      97,069        0    55,487     N/A
                  South Carolina Fund.....   133,572    24,007     109,565    3,023    99,310     N/A
                  Tennessee Fund..........   123,248    23,888      99,360    9,417    86,595     N/A
                  Virginia Fund...........   355,331    64,808     290,523        0    90,561   14,021
                  West Virginia Fund......   201,554    35,581     165,973        0    65,282     N/A

DEALER REALLOWANCES
...........................................................................


As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:

                                                  DEALER REALLOWANCE AS A
AMOUNT OF PURCHASE                               PERCENT OF OFFERING PRICE
--------------------------------------------------------------------------
Less than $100,000                                         4.00%
$100,000 but less than $250,000                            3.20%
$250,000 but less than $500,000                            2.25%
$500,000 but less than $1,000,000                          1.70%
$1,000,000 or more                                         None*

----------------
* A CDSC will apply to such purchase.

DISTRIBUTION PLAN PAYMENTS
................................................................................


During the fiscal year ended March 31, 2002, the Funds made the following Distribution Plan payments:

                                      AMOUNT OF DISTRIBUTION AND SERVICE FEES:

CLASS OF SHARES                   PAID BY FUND  RETAINED BY MFD  PAID TO DEALERS
--------------------------------------------------------------------------------
Alabama Fund Class A ..........  $  204,610       $  19,694        $ 184,916
Alabama Fund Class B ..........     135,192         102,647           32,545
Arkansas Fund Class A .........     116,384           4,248          112,136
Arkansas Fund Class B .........      85,968          73,750           12,218
California Fund Class A .......     301,523          15,508          286,015
California Fund Class B .......     697,385         626,209           71,176
California Fund Class C .......     332,215           1,480          330,735
Florida Fund Class A ..........           0               0                0
Florida Fund Class B ..........     183,076         174,586            8,490
Georgia Fund Class A...........     131,513           9,787          121,726
Georgia Fund Class B...........     172,071         130,779           41,292
Maryland Fund Class A .........     450,318         144,221          306,097
Maryland Fund Class B .........     306,481         233,066           73,415
Massachusetts Fund Class A ....     756,878         272,590          484,288
Massachusetts Fund Class B ....     336,476         254,837           81,639
Mississippi Fund Class A ......           0               0                0
Mississippi Fund Class B ......      89,799          84,095            5,704
New York Fund Class A .........     318,436          23,134          295,302
New York Fund Class B .........     287,226         219,192           68,034
New York Fund Class C .........      97,610             224           97,386
North Carolina Fund Class A ...   1,079,638         343,945          735,693
North Carolina Fund Class B ...     616,322         465,674          150,648
North Carolina Fund Class C ...     218,574               0          218,574
Pennsylvania Fund Class A .....           0               0                0
Pennsylvania Fund Class B .....     207,514         185,842           21,672
South Carolina Fund Class A ...     430,234         137,815          292,419
South Carolina Fund Class B ...     350,948         267,426           83,522
Tennessee Fund Class A ........     350,271         114,755          235,516
Tennessee Fund Class B ........     260,672         198,306           62,366
Virginia Fund Class A .........   1,070,474         336,065          734,409
Virginia Fund Class B .........     302,568         229,005           73,563
Virginia Fund Class C .........      92,399              29           92,370
West Virginia Fund Class A ....     421,557         139,496          282,061
West Virginia Fund Class B ....     167,401         127,179           40,222


Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of fund shares.

-------------------
PART I - APPENDIX D
-------------------


PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

BROKERAGE COMMISSIONS
................................................................................

The following brokerage commissions were paid by each Fund during the specified time periods:

                                                  BROKERAGE COMMISSIONS
FISCAL YEAR END               FUND                     PAID BY FUND

----------------------------------------------------------------------

March 31, 2002                                             None

March 31, 2001                                             None

March 31, 2000                                             None


SECURITIES ISSUED BY REGULAR BROKER-DEALERS

...............................................................................


During the fiscal year ended March 31, 2002, the Funds purchased securities issued by the following regular broker-dealer of the Funds, which had the following value as of March 31, 2002:

                                                  VALUE OF SECURITIES
BROKER-DEALER                                     AS OF MARCH 31, 2002

----------------------------------------------------------------------
None

-------------------
PART I - APPENDIX E
-------------------

SHARE OWNERSHIP

OWNERSHIP BY TRUSTEES AND OFFICERS


As of June 30, 2002, the Trustees and officers of the Trust as a group owned less than 1% of any class of a Fund's shares.

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Funds and, on an aggregate basis, in all MFS funds overseen by the Trustee, as of December 31, 2001.

The following dollar ranges apply:

    N.  None
    A.  $1 - $10,000
    B.  $10,001 - $50,000
    C.  $50,001 - $100,000
    D.  Over $100,000

                                          DOLLAR       DOLLAR        DOLLAR         DOLLAR         DOLLAR          DOLLAR
                                          RANGE        RANGE         RANGE           RANGE         RANGE           RANGE
                                        OF EQUITY    OF EQUITY     OF EQUITY       OF EQUITY     OF EQUITY       OF EQUITY
                                       SECURITIES    SECURITIES    SECURITIES      SECURITIES    SECURITIES      SECURITIES
                                           IN            IN            IN              IN            IN              IN
NAME OF TRUSTEE                         AL FUND        AR FUND       CA FUND         FL FUND       GA FUND         MD FUND
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Jeffrey L. Shames                          N              N             N               N             N            N
John W. Ballen                             N              N             N               N             N            N
Kevin R. Parke                             N              N             N               N             N            N

NON-INTERESTED TRUSTEES
Lawrence H. Cohn, M.D.                     N              N             N               N             N            N
The Hon. Sir J. David Gibbons, KBE         N              N             N               N             N            N
William R. Gutow                           N              N             N               N             N            N
J. Atwood Ives                             N              N             N               N             N            N
Abby M. O'Neill                            N              N             N               N             N            N
Lawrence T. Perera                         N              N             N               N             N            N
William J. Poorvu                          N              N             N               N             N            N
J. Dale Sherratt                           N              N             N               N             N            N
Elaine R. Smith                            N              N             N               N             N            N
Ward Smith                                 N              N             N               N             N            N

                                          DOLLAR       DOLLAR        DOLLAR         DOLLAR         DOLLAR          DOLLAR
                                          RANGE        RANGE         RANGE           RANGE         RANGE           RANGE
                                        OF EQUITY    OF EQUITY     OF EQUITY       OF EQUITY     OF EQUITY       OF EQUITY
                                       SECURITIES    SECURITIES    SECURITIES      SECURITIES    SECURITIES      SECURITIES
                                           IN            IN            IN              IN            IN              IN
NAME OF TRUSTEE                         MA FUND        MS FUND       NY FUND         NC FUND       PA FUND         SC FUND
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Jeffrey L. Shames                          N              N             N               N             N            N
John W. Ballen                             N              N             N               N             N            N
Kevin R. Parke                             D              N             N               N             N            N

NON-INTERESTED TRUSTEES
Lawrence H. Cohn, M.D.                     D              N             N               N             N            N
The Hon. Sir J. David Gibbons, KBE         N              N             N               N             N            N
William R. Gutow                           N              N             N               N             N            N
J. Atwood Ives                             N              N             N               N             N            N
Abby M. O'Neill                            N              N             N               N             N            N
Lawrence T. Perera                         N              N             N               N             N            N
William J. Poorvu                          N              N             N               N             N            N
J. Dale Sherratt                           B              N             N               N             N            N
Elaine R. Smith                            N              N             N               N             N            N
Ward Smith                                 N              N             N               N             N            N

                                                 DOLLAR RANGE      DOLLAR RANGE    DOLLAR RANGE
                                                  OF EQUITY         OF EQUITY       OF EQUITY          AGGREGATE DOLLAR RANGE
                                                SECURITIES IN     SECURITIES IN   SECURITIES IN    OF EQUITY SECURITIES IN ALL MFS
NAME OF TRUSTEE                                    TN FUND           VA FUND         WV FUND          FUNDS OVERSEENBY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Jeffrey L. Shames                                     N                 N               N                         D
John W. Ballen                                        N                 N               N                         D
Kevin R. Parke                                        N                 N               N                         D

NON-INTERESTED TRUSTEES
Lawrence H. Cohn, M.D.                                N                 N               N                         D
The Hon. Sir J. David Gibbons, KBE                    N                 N               N                         N
William R. Gutow                                      N                 N               N                         D
J. Atwood Ives                                        N                 N               N                         D
Abby M. O'Neill                                       N                 N               N                         D
Lawrence T. Perera                                    N                 N               N                         D
William J. Poorvu                                     N                 N               N                         D
J. Dale Sherratt                                      N                 N               N                         D
Elaine R. Smith                                       N                 N               N                         D
Ward Smith                                            N                 N               N                         D

25% OR GREATER OWNERSHIP
The following table identifies those investors who beneficially own 25% or more of a Fund's shares (all share classes taken together) as of June 30, 2002, and are therefore presumed to control that Fund:

                                                     JURISDICTION OF ORGANIZATION
NAME AND ADDRESS OF INVESTOR                                (IF A COMPANY)                      PERCENTAGE OWNERSHIP
------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney                                                                           28.3% of Alabama Fund
333 West 34th Street
New York, NY 10001

5% OR GREATER OWNERSHIP OF SHARE CLASS
The following table identifies those investors who own 5% or more of any class of a Fund's shares as of June 30, 2002:

NAME AND ADDRESS OF INVESTOR OWNERSHIP                          FUND                                         PERCENTAGE
.........................................................................................................................
National Bank of Commerce                                       Alabama Fund -- Class A                           6.06%
Attn: Trust Department
1927 1st Ave. N FL4
Birmingham AL 35203
.........................................................................................................................

Merrill Lynch, Pierce Fenner & Smith, Inc.                      Alabama Fund -- Class A                          17.02%
(For the Sole Benefit of its Customers)                         Alabama Fund -- Class B                          22.79%
4800 Deer Lake Drive East                                       Arkansas Fund -- Class A                          7.98%
Jacksonville, FL 32246                                          Arkansas Fund -- Class B                         19.53%
                                                                California Fund -- Class A                        5.87%
                                                                California Fund -- Class B                       15.27%
                                                                California Fund -- Class C                       15.56%
                                                                Florida Fund -- Class A                          12.54%
                                                                Florida Fund -- Class B                          26.32%
                                                                Georgia Fund -- Class A                           6.63%
                                                                Georgia Fund -- Class B                          26.43%
                                                                Maryland Fund -- Class A                          6.98%
                                                                Maryland Fund -- Class B                         15.74%
                                                                Massachusetts Fund -- Class A                    11.16%
                                                                Massachusetts Fund -- Class B                     8.92%
                                                                Mississippi Fund -- Class A                      11.12%
                                                                Mississippi Fund -- Class B                      24.59%
                                                                New York Fund -- Class A                          7.52%
                                                                New York Fund -- Class B                         15.47%
                                                                North Carolina Fund -- Class C                    6.09%
                                                                Pennsylvania Fund -- Class B                     15.19%
                                                                South Carolina Fund -- Class A                    6.07%
                                                                South Carolina Fund -- Class B                    7.21%
                                                                Tennessee Fund -- Class A                         7.51%
                                                                Tennessee Fund -- Class B                        12.18%
                                                                Virginia Fund -- Class A                          6.52%
                                                                Virginia Fund -- Class B                         22.71%
                                                                Virginia Fund -- Class C                          8.39%
                                                                West Virginia Fund -- Class B                    10.45%
.........................................................................................................................

Salomon Smith Barney Inc.                                       Alabama Fund -- Class A                          31.54%
333 West 34th Street                                            Alabama Fund -- Class B                          10.04%
New York, NY 10001                                              California Fund -- Class A                        9.98%
                                                                California Fund -- Class B                        5.95%
                                                                Florida Fund -- Class A                           7.59%
                                                                Florida Fund -- Class B                          10.60%
                                                                Georgia Fund -- Class A                          21.30%
                                                                Georgia Fund -- Class B                           8.86%
                                                                Maryland Fund -- Class B                          5.79%
                                                                Massachusetts Fund -- Class B                     5.45%
                                                                Mississippi Fund -- Class B                      10.46%
                                                                New York Fund -- Class A                         13.66%
                                                                New York Fund -- Class B                         10.66%
                                                                North Carolina Fund -- Class A                    9.49%
                                                                North Carolina Fund -- Class C                   14.79%
                                                                South Carolina Fund -- Class A                   11.70%
                                                                South Carolina Fund -- Class B                   18.35%
                                                                Tennessee Fund -- Class A                        16.65%
                                                                Tennessee Fund -- Class B                        14.13%
                                                                West Virginia Fund -- Class A                    14.44%
                                                                West Virginia Fund -- Class B                     6.98%
.........................................................................................................................

Donaldson Lufkin Jenrette                                       Arkansas Fund -- Class A                          5.30%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303
.........................................................................................................................

Edward D. Jones & Co.                                           Arkansas Fund -- Class A                          8.25%
Attn: Mutual Fund                                               Arkansas Fund -- Class B                          6.47%
Shareholder Accounting                                          Georgia Fund -- Class B                           7.11%
201 Progress Pkwy.                                              Mississippi Fund -- Class A                       7.34%
Maryland Hts., MO 63043                                         North Carolina Fund -- Class A                    5.97%
                                                                North Carolina Fund -- Class C                   17.20%
                                                                West Virginia Fund -- Class A                     6.11%
.........................................................................................................................

Robert W. Kearns                                                Maryland Fund -- Class A                          8.83%
Queenstown, MD
.........................................................................................................................

National Investor Services                                      Mississippi Fund -- Class A                       5.52%
FBO526-00004-18
New York, NY
.........................................................................................................................

Robert Murphy                                                   New York Fund -- Class C                          5.02%
Margot Carpenter JTWROS
New York, NY
.........................................................................................................................

LPL Financial Services                                          Virginia Fund -- Class C                          5.73%
9785 Towne Centre Dr.
San Diego CA 92121
.........................................................................................................................

Martha S. Scott                                                 Virginia Fund -- Class C                          5.98%
Ft. Belvoir, VA 22150
.........................................................................................................................


-------------------
PART I - APPENDIX F
-------------------


PERFORMANCE INFORMATION
...........................................................................

All performance quotations are as of March 31, 2002.

                                                                                    ACTUAL
                     AVERAGE ANNUAL TOTAL RETURNS                  ACTUAL       TAX EQUIVALENT        TAX EQUIVALENT
                  ----------------------------------    30-DAY     30-DAY        30-DAY YIELD          30-DAY YIELD
                                          10 YEAR       YIELD       YIELD         (INCLUDING             (WITHOUT
                                             OR       (INCLUDING  (WITHOUT     ANY WAIVERS)(2)       ANY WAIVERS)(2)       CURRENT
                                          LIFE OF        ANY        ANY      --------------------  -------------------- DISTRIBUTION
        FUND       1 YEAR     5 YEAR      FUND(1)      WAIVERS)   WAIVERS)      TAX BRACKETS:         TAX BRACKETS:         RATE
----------------  ---------  ---------  ------------  ----------  ---------  --------------------  --------------------  -----------
                                                                               27.5%      30.5%      27.5%      30.5%
                                                                             ---------  ---------  ---------  ---------

Alabama Fund
 Class A, with
 initial sales
 charge (4.75%)... (1.84)%      4.49%         5.78%       4.20%      4.01%      5.79%      6.04%      5.53%      5.77%      5.06%
Alabama Fund
 Class A, at net
 asset value .....  3.05        5.51          6.30        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Alabama Fund
 Class  B, with
 CDSC (declining
 over 6 years
 from 4% to 0%) .. (1.54)       4.41          5.60        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Alabama Fund
 Class B, at
 net asset
 value ...........  2.38        4.74          5.60        3.67       3.47       5.06       5.28       4.79       4.99       4.28

Arkansas Fund
 Class A, with
 initial sales
 charge (4.75%)... (0.88)       4.69          5.50        4.59       4.39       6.33       6.60       6.06       6.32       4.97
Arkansas Fund
 Class A, at
 net asset
 value ...........  4.06        5.71          6.02        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Arkansas Fund
 Class B, with
 CDSC (declining
 over 6 years
 from 4% to 0%)... (0.71)       4.57          5.27        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Arkansas Fund
 Class B, at net
 asset value .....  3.24        4.90          5.27        4.05       3.84       5.59       5.83       5.30       5.53       4.44

California Fund
 Class A, with
 initial sales
 charge (4.75%) .. (1.79)       4.98          5.70        4.51       4.31       6.22       6.49       5.94       6.20       4.84
California Fund
 Class A, at net
 asset value .....  3.11        6.00          6.21        N/A        N/A        N/A        N/A        N/A        N/A        N/A
California Fund
 Class B, with
 CDSC (declining
 over 6 years
 from 4% to 0%)... (1.62)       4.84          5.43        N/A        N/A        N/A        N/A        N/A        N/A        N/A
California Fund
 Class B, at net
 asset value .....  2.30        5.17          5.43        3.90       3.69       5.38       5.61       5.09       5.31       4.25
California Fund
 Class C, with
 CDSC (1% for
 first year) .....  1.19        5.04          5.39        N/A        N/A        N/A        N/A        N/A        N/A        N/A
California Fund
 Class C, at net
 asset value .....  2.17        5.04          5.39        3.79       3.59       5.23       5.45       4.95       5.17       4.13

Florida Fund
 Class A, with
 initial sales
 charge (4.75%)... (1.40)       4.54          5.55        4.95       4.76       6.83       7.12       6.57       6.85       4.95
Florida Fund
 Class A, at net
 asset value .....  3.52        5.56          6.07        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Florida Fund
 Class B, with
 CDSC (declining
 over 6 years from
 4% to 0%) ....... (1.35)       4.36          5.27        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Florida Fund
 Class B, at net
 asset value .....  2.58        4.70          5.27        4.41       4.20       6.08       6.35       5.79       6.04       4.38

Georgia Fund
 Class A, with
 initial sales
 charge (4.75%)... (1.86)       4.56          5.33        4.28       4.09       5.90       6.16       5.64       5.88       4.57
Georgia Fund Class
 A, at net asset
 value ...........  3.03        5.58          5.84        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Georgia Fund Class
  B, with CDSC
  (declining over 6
  years from 4% to
  0%) ............ (1.67)       4.48          5.15        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Georgia Fund Class
B, at net asset
value ............  2.26        4.81          5.15        3.71       3.50       5.12       5.34       4.83       5.04       4.02

Maryland Fund Class
 A, with initial
 sales charge
 (4.75%) ......... (1.33)       4.50          4.96        4.25       4.06       5.86       6.12       5.60       5.84       4.62
Maryland Fund Class
 A, at net asset
 value ...........  3.59        5.52          5.47        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Maryland Fund Class
 B, with CDSC
 (declining over 6
 years from 4% to
 0%) ............. (1.03)       4.51          4.86        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Maryland Fund Class
 B, at net asset
 value ...........  2.92        4.85          4.86        3.79       3.59       5.23       5.45       4.95       5.17       4.18

Massachusetts Fund
 Class A, with
 initial sales charge
 (4.75%) ......... (1.96)       4.26          5.22        4.18       3.98       5.77       6.01       5.49       5.73       4.84
Massachusetts Fund
 Class A, at net
 asset value .....  2.93        5.28          5.73        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Massachusetts Fund
 Class B, with CDSC
 (declining over
 6 years from 4%
 to 0%) .......... (1.57)       4.28          5.14        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Massachusetts Fund
 Class B, at net
 asset value .....  2.35        4.61          5.14        3.71       3.51       5.12       5.34       4.84       5.05       4.16

Mississippi Fund
 Class A, with
 initial sales charge
 (4.75%) ......... (1.46)       4.79          5.08        4.67       4.48       6.44       6.72       6.18       6.45       5.03
Mississippi Fund
 Class A, at net
 asset value .....  3.45        5.82          5.61        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Mississippi Fund
 Class B, with CDSC
 (declining over 6
 years from 4% to
 0%) ............. (1.31)       4.66          4.84        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Mississippi Fund
 Class B, at net
 asset value .....  2.62        4.99          4.84        4.08       3.88       5.63       5.87       5.35       5.58       4.42

New York Fund Class
 A, with initial
 sales charge
 (4.75%) ......... (1.74)       4.79          5.82        4.36       4.17       6.01       6.27       5.75       6.00       4.73
New York Fund Class
 A, at net asset
 value ...........  3.16        5.81          6.34        N/A        N/A        N/A        N/A        N/A        N/A        N/A
New York Fund Class
 B, with CDSC
 (declining over 6
 years from 4% to
 0%) ............. (1.54)       4.70          5.62        N/A        N/A        N/A        N/A        N/A        N/A        N/A
New York Fund Class
 B, at net asset
 value ........... 2.39         5.03          5.62        3.92       3.71       5.41       5.64       5.12       5.34       4.19
New York Fund Class
 C, with CDSC (1% for
 first year) ..... 1.41         5.59          6.22         N/A       N/A        N/A        N/A        N/A        N/A        N/A
New York Fund Class
 C, at net asset
 value ........... 2.39         5.59          6.22        4.02       3.81       5.54       5.78       5.26       5.48       4.19

North Carolina Fund
 Class A, with
 initial sales
 charge (4.75%) .. (1.81)%      4.23%         5.11%       4.34%      4.15%      5.99%      6.24%      5.72%      5.97%      4.61%
North Carolina Fund
 Class A, at net
 asset value ..... 3.08         5.25          5.63        N/A        N/A        N/A        N/A        N/A        N/A        N/A
North Carolina Fund
 Class B, with CDSC
 (declining over
 6 years from 4%
 to 0%) .......... (1.60)       4.23          5.01        N/A        N/A        N/A        N/A        N/A        N/A        N/A
North Carolina Fund
 Class B, at net
 asset value .....  2.33        4.57          5.01        3.91       3.70       5.39       5.63       5.10       5.32       4.17
North Carolina Fund
 Class C, with
 CDSC (1% for
 first year) .....  1.35        4.57          5.04        N/A        N/A        N/A        N/A        N/A        N/A        N/A

North Carolina Fund
 Class C, at net
 asset value .....  2.33        4.57          5.04        3.89       3.69       5.37       5.60       5.09       5.31       4.17

Pennsylvania Fund
 Class A, with
 initial sales
 charge (4.75%) .. (1.09)       5.22          5.21        4.63       4.06       6.39       6.66       5.60       5.84       4.82
Pennsylvania Fund
 Class A, at net
 asset value .....  3.85        6.25          5.77        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Pennsylvania Fund
 Class B, with CDSC
 (declining over
 6 years from 4%
 to 0%) .......... (1.09)       5.07          4.96        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Pennsylvania Fund
Class B, at net
 asset value .....  2.86        5.39          4.96        3.98       3.38       5.49       5.73       4.66       4.86       4.16

South Carolina Fund
 Class A, with
 initial sales
 charge
 (4.75%) ......... (1.24)       4.20          5.15        4.41       4.21       6.08       6.35       5.81       6.06       4.74
South Carolina Fund
 Class A, at net
 asset value .....  3.68        5.21          5.67        N/A        N/A        N/A        N/A        N/A        N/A        N/A
South Carolina Fund
 Class B, with CDSC
 (declining over
 6 years from 4%
 to 0%) .......... (0.94)       4.18          5.05        N/A        N/A        N/A        N/A        N/A        N/A        N/A
South Carolina Fund
 Class B, at net
 asset value .....  3.01        4.52          5.05        3.96       3.76       5.46       5.70       5.19       5.41       4.31

Tennessee Fund Class
 A, with initial
 sales charge
 (4.75%) ......... (1.55)       4.35          5.23        4.18       3.98       5.77       6.01       5.49       5.73       4.58
Tennessee Fund Class
 A, at net asset
 value ...........  3.36        5.37          5.75        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Tennessee Fund Class
 B, with CDSC
 (declining over 6
 years from 4% to
 0%) ............. (1.26)       4.36          5.12        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Tennessee Fund Class
 B, at net asset
 value ...........  2.69        4.70          5.12        3.74       3.53       5.16       5.38       4.87       5.08       4.14

Virginia Fund Class
 A, with initial
 sales charge
 (4.75%) ......... (2.02)       4.17          4.90        4.26       4.06       5.88       6.13       5.60       5.84       4.51
Virginia Fund Class
 A, at net asset
 value ...........  2.87        5.19          5.41        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Virginia Fund Class
 B, with CDSC
 (declining over 6
 years from 4% to
 0%) ............. (1.72)       4.16          4.80        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Virginia Fund Class
 B, at net asset
 value ...........  2.20        4.49          4.80        3.81       3.61       5.26       5.48       4.98       5.19       4.07
Virginia Fund Class
 C, with CDSC (1% for
 first year) .....  1.13        4.49          4.83        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Virginia Fund Class
 C, at net asset
 value ...........  2.10        4.49          4.83        3.81       3.61       5.26       5.48       4.98       5.19       4.07

West Virginia Fund
 Class A, with
 initial sales
 charge (4.75%) .. (1.14)       4.11          5.18        4.52       4.33       6.23       6.50       5.97       6.23       4.70
West Virginia Fund
 Class A, at net
 asset value .....  3.79        5.13          5.70        N/A        N/A        N/A        N/A        N/A        N/A        N/A
West Virginia Fund
 Class B, with CDSC
 (declining over
 6 years from 4% to
 0%) ............. (0.84)       4.09          5.08        N/A        N/A        N/A        N/A        N/A        N/A        N/A
West Virginia Fund
 Class B, at net
 asset value .....  3.12        4.43          5.08        4.06       3.86       5.60       5.84       5.32       5.55       4.26

----------------
(1) For the period from the inception of Class A shares to March 31, 2002, or for the 10 years ended March 31, 2002, whichever is shorter, as noted below:


                                           FUND                      PERIOD
                                           ----                      ------

                         Alabama ................................  10 years

                         Arkansas ...............................  10 years

                         California .............................  10 years

                         Florida ................................  10 years

                         Georgia ................................  10 years
                         Maryland ...............................  10 years
                         Massachusetts ..........................  10 years
                         Mississippi ............................  From August 6, 1992
                         New York ...............................  10 years
                         North Carolina .........................  10 years
                         Pennsylvania ...........................  From February 1, 1993
                         South Carolina .........................  10 years
                         Tennessee ..............................  10 years
                         Virginia ...............................  10 years
                         West Virginia ..........................  10 years

Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.

----------------
(2) Based on new Federal income tax rate effective July 1, 2001.

-------------------
PART I - APPENDIX G
-------------------

    ADDITIONAL INFORMATION CONCERNING THE STATES
    ...........................................................................

    The following discussion regarding certain economic, financial and legal matters pertaining to the relevant States and their governments is drawn primarily from official statements relating to securities offerings of those States and other publicly available documents, dated as of various dates prior to the date of this SAI, and do not purport to be complete descriptions. The Adviser and its counsel have not independently verified any of the information contained in official statements or other publicly available documents and have not expressed any opinion regarding the completeness or materiality of such information. Discussions regarding the financial condition of a particular State government may not be relevant to Municipal Obligations issued by political subdivisions of that State. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these States. None of the information is relevant to any tax-exempt securities issued by territories and possessions of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities.

    ALABAMA FUND
    The automotive-related industry in Alabama has become the fastest growing segment of Alabama's manufacturing economy. Among other leading manufacturing industries in Alabama have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall (the mean annual average of which varies between 52 and 68 inches) and a high pulpwood growth rate (averaging approximately one- half cord per acre per year). In recent years Alabama has ranked as the fifth largest producer of timber in the nation. Alabama has fresh water availability of twenty times present usage. The State's growing chemical industry has been the natural complement of production of wood pulp and paper.


    Mining, oil and gas production, food processing, lumber and wood products, textiles and apparel, rubber and plastics, printing and publishing, steel, manufactured housing, machinery and service industries are also important to Alabama's economy. Coal mining and the textile industry have both been in decline during recent years.


    In recent years, the importance of service industries to the State's economy has increased significantly. The major service industries in the State are the general health care industries, most notably represented by the University of Alabama medical complex in Birmingham, and the high technology research and development industries concentrated in the Huntsville area. The financial, insurance and real estate sectors have also shown strong growth over the last several years.


    The Alabama Development Office (ADO) reports $1.3 billion for new and expanding industries as of December 31, 2001. This 2001 investment included 13,011 announced jobs by 401 companies. The fourteen previous consecutive years more than $2 billion in capital investment was announced for new and expanding industries. The State had more than $2.7 billion in 2000, $3.2 billion in 1999, $2.0 billion in 1998, $2.7 billion in 1997 and $2.6 billion in 1996. These investments include more than 18,000 jobs by more than 500 companies in 2000; 20,252 announced jobs by 593 companies in 1999; 18,554 announced jobs by 540 companies in 1998; 22,693 announced jobs by 605 companies in 1997; and 17,750 announced jobs by 622 companies in 1996. Major announced new investments in 2001 included Toyota Motor Corporation ($220 million) and Frontier Yarns Inc. ($30 million). Major announced expansion investments in 2001 included Honda Manufacturing of Alabama LLC ($140 million) and Shell Chemical Co. ($60 million). Major announced new investments in 2000 included Norbord Barton Mills ($129 million) and KTH Parts Industries, Inc. ($46 million). Major announced expansion investments in 2000 included Mercedes-Benz US International, Inc. ($600 million) and General Electric Plastics ($185 million). Large investments during the 1990s include Champion International ($550 million); Mercedes-Benz US International, Inc. ($520 million); The Boeing Company ($450 million); Honda ($440 million); Boise Cascade Corp. ($400 million); IPSCO Steel ($395 million); Amoco Chemicals ($350 million); EXXON Company, USA ($300 million); Mead Containerboard ($224 million); International Truck and Engine Corp. ($200 million); McNeil Specialty Products, Inc. ($180 million); Courtaulds Fibers, Inc. ($170 million); USS Fairfield Works ($150 million); and Worthington Industries ($150 million).

    SIGNIFICANT LITIGATION
    The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. One such lawsuit which could have a significant impact on the State's financial position is summarized below.

    A case regarding employment discrimination litigation against the State of Alabama, Eugene Crum, Jr., et al., v. State of Alabama, et al., CV-97-T-356-N, is a putative, but not certified, class action suit pending in the United States District Court for the Middle District of Alabama. In this case approximately thirty state agencies are charged with racial discrimination in all aspects of their employment practices. This case is in the discovery stage and no estimate can be made at this time concerning any financial liability the State of Alabama may ultimately incur. A class certification hearing is set for December, 2002 and a trial on the merits is set for Summer 2003.

    ARKANSAS FUND

    The information below is given to investors in view of the Arkansas Fund's policy of concentrating its investments in Arkansas issuers. The information constitutes only a brief summary. It does not purport to be a complete description. It is derived from sources that are generally available to investors and is believed to be accurate. The Trust and the Fund have not independently verified this information.


    During the past 25 years, Arkansas' economy has shifted from agriculture to light manufacturing to more sophisticated processes and products such as electronics, transportation equipment and industrial machinery. The electronics/industrial machinery sector in Arkansas includes electronics, industrial and commercial machinery and computer equipment. Information technology represents one of the fastest growing industries in Arkansas. Arkansas' information technology sector includes businesses that provide computer programming, data processing and management, computer software and systems design, information retrieval, telephone communications, and other technology-related business services. The health services, wholesale/retail trade and services sectors have also grown in recent years. Agriculture and agriculture-related biotechnology also play an integral part in Arkansas' economy. Chief products include broilers, rice, and soybeans. In addition, the state has significant natural gas and oil producing interests, as well as mining activities. The diversification of economic interests has lessened the state's cyclical sensitivity to the impact of any single sector. The unemployment rate for 2001 averaged 5.1%, compared to a national rate of 4.8%.


    The State is prohibited by its Constitution from deficit spending. Accordingly, spending is limited to actual revenues received by the State. The State operates under a biennial budgeting system with July 1, 2001 beginning the current biennium.

    The Constitution of the State does not limit the amount of general obligation bonds which may be issued by the State; however, no such bonds may be issued unless approved by the voters of the State at a general election or a special election held for that purpose. There is no constitutional limitation on the aggregate principal amount of revenue bonds that may be issued by the State and its agencies. All revenue bonds and notes are secured only by specific revenue streams and neither the general revenues of the State nor its full faith and credit are pledged to repayment.

    The General Assembly has responsibility for legislating the level of State services and appropriating the funds for operations of State agencies. The Office of Budget prepares the Executive Budget with the advice and consent of the Governor. The Office of Budget also monitors the level and type of State expenditures. The Accounting Division has the responsibility for maintaining fund and appropriation control and, through the Pre-Audit Section and in conjunction with the Auditor of State, has responsibility for the disbursement process. The Treasurer has responsibility for disbursement, bank reconciliation, and investment of State funds (with the advice of the State Board of Finance). The Division of Legislative Audit has responsibility for performing financial post-audits of State agencies.

    State agencies submit biennial budget requests to the Office of Budget of the Department of Finance and Administration. The Office of Budget prepares the Executive Budget and an estimate of general revenues. The Executive Budget contains the budget amount recommended by the Governor. The General Assembly appropriates money after consideration of both the Executive Budget and the revenue estimate. The appropriation process begins in the joint House-Senate Budget Committee and then proceeds through both houses of the General Assembly. Legislative appropriations are subject to the Governor's approval or veto, including the authority of line-item veto. The General Assembly also must enact legislation pursuant to the Revenue Stabilization Act to provide for an allotment process of funding appropriations in order to comply with state law prohibiting deficit spending. The Governor may restrict spending to a level below the level of appropriations.

    The State's revenue stabilization law (the "Stabilization Act") and related legislation govern the administration and distribution of State revenues. Pursuant to the Stabilization Act, all general and special revenues are deposited into the General Revenue Allotment Account and the Special Revenue Allotment Account according to the type of revenue being deposited.

    From the General Revenue Fund, 3% of all general revenues are distributed to the Constitutional Officers Fund and the Central Services Fund to provide support for the State's elected officials, their staffs, and the Department of Finance and Administration ("DFA"). The balance is then distributed to separate funds proportionately as established by the Stabilization Act.

    From the Special Revenue Fund, 3% of special revenues collected by DFA and 112% of all special revenues collected by other agencies are first distributed to provide support for the State's elected officials, their staffs and DFA. The balance is then distributed to the funds for which the special revenues were collected as provided by law. Special revenues, which are primarily user taxes, are generally earmarked for the program or agency providing the related service.

    General revenues are transferred into funds established and maintained by the Treasurer for major programs and agencies of the State in accordance with funding priorities established by the General Assembly. Pursuant to the Stabilization Act, the General Assembly establishes three levels of priority for general revenue spending, levels "A," "B," and "C." Successive levels of appropriations are funded only in the event sufficient revenues have been generated to fully fund any prior level. Accordingly, appropriations made to programs and agencies are only maximum authorizations to spend. Actual expenditures are limited to the lesser of (i) special revenues earmarked for a program or agencies' fund maintained by the Treasurer or (ii) the maximum appropriation by the General Assembly.

    Because State revenues are not collected throughout the year in a pattern consistent with program and agency expenditures, the Budget Stabilization Trust Fund, which receives one-half of interest earnings from the investment of the State's daily Treasury balance, has been established and is utilized to assure proper cash flow during any period.


    Pursuant to provisions of the Arkansas Constitution which permit initiatives by electors of the state, efforts have been made in the recent past to place various tax related measures before the electors of the state. Should any of these or other similar initiated measures be approved by the Arkansas Attorney General (as to form) and the Arkansas Secretary of State (as to form and as to sufficiency of signatures), such measures would be placed on the ballot for a general election. In the past, these measures have included efforts to abolish the state income tax, abolish sales and use taxes on used goods, allow local initiatives for changes in local property tax rates, exempt certain food items from sales tax, and restrict the level of local property taxes. As of June 1, 2002, none of these initiatives have satisfied all of the conditions necessary to be placed on the ballot. The effect of any of these initiatives on the financial condition of the state, should any one or more be placed on the ballot and subsequently be adopted by the electors and become law, cannot be predicted.


    CALIFORNIA FUND
    The following information is a general summary intended to provide a recent historical description, and is not a discussion of specific factors that may affect any particular issuer of California municipal securities. This information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of the State of California. The creditworthiness of obligations issued by a local California municipal securities issuer may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on such local obligations in the event of default by local California municipal securities issuers.

    Because the California Fund expects to concentrate its investments in California municipal securities, it will be susceptible to a number of complex factors affecting the issuers of such securities, including national and local political, economic, social, environmental and regulatory policies and conditions. In particular, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives, as described below, could affect the market values and marketability of, or result in the default of, existing obligations that might be held by the California Fund. State or local government obligations, as well as interest income to the California Fund, may also be affected by budgetary pressures affecting the State and economic conditions in the State. The California Fund cannot predict whether or to what extent such factors or other factors may affect issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities.

    The following discussion highlights some more important financial trends or problems and is based upon information drawn from official statements relating to securities offerings of the State, its agencies or instrumentalities, as available as of the date of this Statement of Additional Information. It does not represent a complete analysis of every material fact affecting the State's or its municipalities' debt obligations. The California Fund has not independently verified the information contained in such official statements and other publicly available documents, and will not update it during the year.

    Economic Factors
    California's economy, the largest among the 50 states and one of the largest in the world, has major components in high-technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In the early 1990's, California suffered the most severe recession in the State since the 1930's, with significant job losses (particularly in the aerospace, other manufacturing, services and construction industries).

    The greatest effects of the recession were felt in Southern California. In December 1994, Orange County, California filed for protection from creditors under federal bankruptcy law. In June 1995, Orange County negotiated a rollover of its short-term debt originally due at such time. The major rating agencies, Standard & Poor's Rating Services ("Standard & Poor's"), Moody's Investors Service ("Moody's") and Fitch, Inc. ("Fitch"), considered the rollover a default. In June 1996, the investors in such overdue notes were paid and the Orange County bankruptcy ended. The California Fund did not hold such Orange County obligations. However, the Orange County bankruptcy and default had a serious effect upon the market for California municipal obligations.

    Beginning in 1994, California's economy made a strong recovery, but growth was somewhat unbalanced. In general, the high-technology, biotechnology, construction and entertainment and other service industries expanded while aerospace and other manufacturing industries declined.


    During 2000, California's growth continued to outpace the nation by a wide margin; however, the State was not immune to a nationwide slowdown in economic activity. U.S. economic growth was slower than expected in the first half of 2001, and the California economy began to slow in the spring of 2001. The State finally showed the impact of the national recession, coupled with a cyclical downturn in the high-technology sector and entered a mild recession. The terrorist attacks on September 11, 2001 further weakened the economy. The slowdown has been most pronounced in the State's high-tech sector and tourism industry. State unemployment rose from 4.5% in February 2001 to 6% in December 2001. The State's job losses were concentrated in the San Francisco Bay Area, home to many of the State's dot-coms and high-tech firms. Unemployment also rose in Southern California and Sacramento County but much more moderately.

    According to the May 2002 revision to the Governor's 2002-03 Budget ("May Budget Revision"), California began to recover from the 2001 recession quicker than the rest of the nation. The May Budget Revision predicts that the California and national economies should accelerate in the second half of 2002 and into 2003, but that job growth will likely be modest for the next few months and that the economy will go into 2003 with good momentum. The slowdown in the California economy, combined with weakness in the stock market, have resulted in a dramatic decline in State revenues compared to revenues previously projected.

    The slowing economy, conservation, incremental increases in electricity-production capacity, and mild weather allowed the State to get through the summer of 2001 with no electricity blackouts. However, several issues still need to be resolved regarding the State's energy problems. (See, generally, discussion in "Recent Developments Regarding Energy", below.)

    State Finances

    California's ability to raise revenues and reduce expenditures to the extent necessary to balance the budget for any year depends upon numerous factors, including economic conditions in the State and the nation, the accuracy of the State's revenue predictions, as well as the impact of budgetary restrictions imposed by voter-passed initiatives.


    Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

    The recession of the early 1990's severely affected California revenues while California's health and welfare costs were increasing. As a result, throughout the first half of the decade, California had a period of budget imbalance and reported multibillion-dollar year-end deficits. During the recession, California faced severe economic and fiscal conditions and experienced recurring budget deficits that caused it to deplete its available cash resources and to become increasingly dependent upon external borrowings to meet its cash needs. For nearly a decade and a half, California has issued revenue anticipation notes (which must be issued and repaid during the same fiscal year) to fund its operating budget during the fiscal year, which begins on July 1 and ends on June 30. Beginning in 1992, California expanded its external borrowing to include revenue anticipation warrants (which can be issued and redeemed in different fiscal years). California was severely criticized by the major credit rating agencies for California's reliance upon such external borrowings during the recession. (California was also criticized for its issuance of registered warrants, promissory notes with no specific maturity, to suppliers and other State payees during a two-month delay that took place in enacting California's budget for fiscal 1992-1993.) In 1996, California fully repaid $4 billion of revenue anticipation warrants issued in 1994. It is not presently possible to determine the extent to which California will issue additional revenue anticipation warrants, short-term interest-bearing notes or other instruments in future fiscal years.

    The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in unprecedented growth in revenues of the General Fund of the State Treasury (the principal operating fund for the majority of governmental activities and depository of most major revenue sources of the State (the "General Fund")) during fiscal year 1999-2000, an increase in over 20% above final 1998-99 revenues.

    Recent Financial Results. The principal sources of General Fund revenues in 2000-01 were the California personal income tax (59% of total revenues), the sales tax (28%), corporation taxes (9%), and the gross premium tax on insurance (2%). Preliminary estimates for 2000-01 indicate that up to 23% of total General Fund tax revenue was derived from capital gains realizations and stock option income. While these sources have been extraordinarily strong in the past few years, they are particularly volatile. In preparing the 2001-02 budget, the State took into account the recent drop in stock market levels and reduced its estimated receipts from these revenues in the future as compared to the prior year. However, with continued weak stock market levels into early 2002, it is now expected that revenue from capital gains and stock options will fall below projections.

    The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues as available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

    Recent Budgets. The State suffered a severe economic recession from 1990-94 during which the State experienced substantial revenue shortfalls and accumulated a budget deficit of about $2.8 billion. With the economic recovery which began in 1994, the State's financial condition improved markedly in the years from fiscal year 1995-96 onward, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years.

    The economy grew strongly during the second half of the 1990's, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98,
    $1.7 billion in 1998-99, $8.2 billion in 1999-2000 and $4.1 billion in 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimated that the SFEU totaled $8.7 billion at June 30, 2000 and $6.3 billion at June 30, 2001. However, the SFEU balance at June 30, 2001 includes as an asset the $6.1 billion loan to the DWR for power purchases (see, "Recent Developments Regarding Energy", below), and the General Fund's available cash at that date was considerably less.

    The growth in General Fund revenues since the end of the early 1990's recession resulted in significant increases in State funding for local school districts under Proposition 98. From the recession level of about $4,200 per pupil, annual State funding increased to over $6,700 per pupil in fiscal year 2000-01. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels. The improved budget condition also allowed annual increases in support for higher education in the State, permitting increased enrollment and reduction of student fees.

    Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000 and additional increases in 2000-01.

    One of the most important elements of recent Budget Acts was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF was reduced by 25%, which was increased to a 35% reduction effective January 1, 2000 and a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds are automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% VLF cut will be offset by about $2.6 billion in General Fund money in fiscal year 2000-01, and $3.6 billion for fiscal year 2001-02. Other tax cuts included an increase in the dependent credit exemption for personal income tax filers, restoration of a renter's tax credit for taxpayers, and a variety of business tax relief measures. Finally, because the SFEU balance was more than 4% of General Fund revenues for two consecutive years, the State reduced its sales tax by 0.25% for one year, starting January 1, 2001 (pursuant to an existing statutory formula). This was expected to result in about $1.15 billion in lower revenues during calendar year 2001. The 0.25% rate was restored as of January 1, 2002.

    The discussions below of the fiscal year 2001-02 and 2002-03 budgets are based on estimates and projections of revenues and expenditures for the current fiscal year as supplied by the State, and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as updated in the proposed 2002-03 Governor's Budget, which may be affected by numerous factors, including future economic conditions in the State and the nation, and the State indicates that there can be no assurance that these estimates will be achieved.

    Fiscal Year 2001-02 Budget. The 2001-02 Budget Act (the "2001 Budget Act") was signed on July 26, 2001. The 2001 Budget Act included $78.8 billion in General Fund expenditures, a reduction of $1.3 billion from the prior year. General Fund revenues in fiscal year 2001-02 were projected to drop to $75.1 billion, a decline of almost 4% from the prior year, reflecting the economic slowdown and the sharp drop in capital gains and stock option revenue. The excess of expenditures over revenues is to be funded by using a part of the budget reserve from the prior year, and assumes that the General Fund will be repaid in full for advances made to purchase energy (see, "Recent Developments Regarding Energy", below). The Governor vetoed almost $500 million of General Fund expenditures from the 2001 Budget Act as adopted by the Legislature, to leave an estimated budget reserve in the SFEU at June 30, 2002 of $2.6 billion. The 2001 Budget Act also included Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion.

    When the Governor released his proposed 2002-03 Governor's Budget in January 2002, the Administration estimated that the major tax revenues (personal income, corporate and sales) would be more than $5 billion lower in 2001-02 than projected when the 2001 Budget Act was signed. The Administration projected the need to close a $12.5 billion budget gap for the two fiscal years 2001-02 and 2002-03. As part of his plan to close this gap, the Governor froze about $2.3 billion of spending for 2001-02 in November 2001; the Legislature ratified these actions in late January 2002. Further elements of the plan are described below under "Proposed 2002-03 Budget."

    The State sold a record $5.7 billion in revenue anticipation notes for the 2001-02 fiscal year, to offset cash flow shortfalls during the fiscal year. The State's cash position has been adversely affected by the $6.1 billion advances made by the General Fund to pay for electricity purchases in the first half of 2001. The State projects that it will be able to repay the revenue anticipation notes in June 2002 even if the DWR revenue bonds have not been sold (see, "Recent Developments Regarding Energy", below). If, however, the State's cash position (including available internal borrowings from State special funds) is lower than projected, the State has other short term borrowing alternatives to assure access to sufficient cash resources to pay all its obligations.

    One of the major disputes which delayed passage of the 2001 Budget Act past the July 1 start of the fiscal year related to tax provisions. Under existing law, since the budget reserve was expected to fall below 4% in 2001-02, the 0.25% reduction in the State sales tax which went into effect on January 1, 2001 was scheduled to be reversed on January 1, 2002, providing over $500 million of revenues for the 2001-02 fiscal year. A compromise was reached which allows the 0.25% sales tax reinstatement to occur in 2002, but reduces the "trigger" for sales tax reductions in future years to a 3% budget reserve test from the present 4%. Certain other tax relief measures for senior citizens and rural and agricultural areas were included in the Budget Act, totaling about $122 million.

    The 2001 Budget Act provides full funding for K-14 education, and certain additional funding for low-performing schools, child care and other programs. Funding for higher education was increased, but less than in previous years. No fee increases for higher education will be imposed. Health care, social services and prisons are funded for all expected caseload and inflation increases. Assistance to local governments was reduced from the previous year.

    The 2001 Budget Act was able to sustain the reduced revenues without major program reductions because a large part of the 2000-01 Budget Act was for one-time spending, which did not have to be continued. The Budget Act has much less one-time spending for capital outlay.

    The 2001 Budget Act also extends for two years the six-year transportation funding program implemented in 2000-01, and uses a total of $2.3 billion of those funds for General Fund purposes in 2001-02 and 2002-03, to be repaid in 2006-08. The shortfall in funding will be made up by temporary loans from other transportation accounts, so that it is not expected any projects will be delayed. Part of a compromise to permit this deferral was agreement to place a constitutional amendment on the next statewide ballot to permanently declare all sales taxes on gasoline and related fuels to transportation programs.

    In anticipation of reduced revenues in the 2001-02 fiscal year, the Governor in October 2001 announced a hiring freeze for State agencies, and requested State agencies to find up to 10% in cost reductions in the current year. He also asked State agencies to prepare budget proposals for the 2002-03 fiscal year with up to a 15% cut in expenditures from current levels. However, this cut would not apply to public safety or K-12 education programs.

    Proposed 2002-03 Budget. As noted above, the 2002-03 Governor's Budget projected a $12.5 billion gap for the period through June 30, 2003. The Administration proposed the following major actions to close the gap for the two fiscal years:

    1. Expenditure reductions of about $5.2 billion. About $2.3 billion of these reductions, for the 2001-02 fiscal year, have already been approved by the Legislature.

    2. Funding shifts from the General Fund to other sources, including bond funds and special funds, totaling $586 million.

    3. Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.1 billion.

    4. Interfund loans, accelerations and transfers totaling $5.6 billion. The largest portion of this category is the receipt of $2.4 billion in 2002-03 from the sale of a portion of the State's future receipt of payments from tobacco companies from the settlement of previous litigation. About $672 million would come from loans from transportation funds and over $800 million would come from deferral of payments to State pension funds. The Administration later announced it would not pursue the pension fund deferrals, using instead savings in debt service costs by rescheduling current debt payments to future years.

    The 2002-03 Governor's Budget proposed an austere spending plan for the next fiscal year, based on successful implementation of the various actions to close the budget gap. Spending for K-12 schools would be increased by a small amount, with full cost of living increases included. Support for higher education would also increase by about 1% on average. Health and human services costs would increase by 3.3% to reflect increased caseloads. Most other areas of the budget, including corrections, transportation, resources, environmental protection, general government and tax relief, will be reduced by 5% in the aggregate. Many capital outlay projects currently funded out of the General Fund are proposed to be funded with bond funding. The Governor proposed no tax increases or funding shifts which would impact local governments. Final action on the 2002-03 Budget Act will occur in the summer following final negotiations between the Governor and Legislature.

    In February 2002, the State's Legislative Analyst issued a report projecting that revenues from December 1, 2001 through June 30, 2003 would be about $3.9 billion lower than the 2002-03 Governor's Budget estimates, in part because of lower estimates of capital gains and stock option income. The Legislative Analyst also projected expenditures would be $1.1 billion higher than the 2002-03 Government Budget estimates, and that the total budget gap could be up to $5.5 billion higher than the Administration estimated.

    The May Budget Revision addresses the projected $23.6 billion gap between expenditures and revenues through the 2002-03 fiscal year. In addition to the $12.5 billion gap identified in the 2002-03 Governor's Budget, the May Budget Revision proposes adjustments to address an expected additional $9.5 billion revenue loss, and $1.6 billion in additional cost pressures. The May Budget Revision states that it proposes to address the shortfall through a combination of spending reductions and revenue proposals, as well as the maximum fiscally responsible level of fund shifts, loans, accelerations, transfers and deferrals. The May Budget Revision eliminates an additional 4,000 state government positions. It further estimates that General Fund revenues are expected to be below the 2002-03 Governor's Budget by $3.3 billion in 2001-02 and $0.7 billion in 2002-03.

    In May 2002, the State's Legislative Analyst issued a report indicating the May Budget Revision provides a credible framework for addressing the budget shortfall facing the State in 2002-03. The report indicated the State still likely has underlying future budget problems beyond 2002-03, depending on how the State's economy and revenues perform over the next year.

    All of these budget proposals are subject to consideration by the Legislature and, in some cases, action by other bodies, such as the federal government and State pension funds. There is no assurance which of these actions will be finally implemented, or the total budget savings which will result.

    Although the State's strong economy has produced record revenues in recent years, the State's budget faces several years of significant constraints due to weaker economic conditions, and it continues to be affected by mandated spending on education, social needs of a growing population with many immigrants, and a large prison population. These factors, which limit State spending growth, also limit the growth at the local government level. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

    Recent Developments Regarding Energy
    Retail Electric Rates. From mid 2000 through early 2001, California experienced shortages of electricity and natural gas and increases in utility prices due to an unsustainable price-capping system, supply shortages and restrictions on electricity producers. Following regulatory changes in the late 1990's, California's three investor-owned utilities (the "Utilities") were required by State law and the California Public Utilities Commission ("CPUC") to purchase the electricity needed in excess of their own generation and contractual resources at fluctuating short- term and spot wholesale prices, while the retail electric rates they were permitted to charge their residential and small business customers were capped at specific levels. Beginning in mid-2000, power purchase costs exceeded retail charges, and the Utilities reported substantial resulting losses. The creditworthiness of the Utilities deteriorated, adversely affecting their ability to purchase electricity. The two largest Utilities in the State, Pacific Gas and Electric Company ("PG&E") and Southern California Edison Company ("SCE"), reported that they began defaulting on some of their obligations in January 2001. See "Utilities", below.

    Department of Water Resources Power Supply Program. Shortages of electricity available within the service areas of the Utilities resulted in the need to have rotating electricity blackouts on several occasions in the State, with the first instance of such blackouts occurring in January 2001. In January 2001, the Governor of the State declared a state of emergency and ordered the State's Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "power supply program"). The power supply program has also been implemented under legislation enacted in 2001 (the Power Supply Act) and orders of the CPUC.

    The DWR entered into long-term power supply contracts to reduce reliance on short-term and spot markets. DWR's purchases were initially financed primarily by unsecured, interest-bearing loans from the General Fund ("State Loans"). Advances from the General Fund ceased in June 2001, after DWR arranged secured loans from banks and other financial institutions, producing net proceeds of approximately $4.1 billion ("Interim Loans"). The Interim Loans are repayable only from end use customer payments or other debt sales, and are not an obligation of the General Fund. The power supply program is also funded by revenue from electricity sales to customers. As of January 31, 2002, the DWR had committed approximately $12.6 billion for power purchases, funded from $6.1 billion in net State Loans, $3.7 billion in customer payments and a net $2.7 billion from the Interim Loans.

    The State Loans, the Interim Loans and other energy purchase costs are intended to be funded from the issuance of up to $13.4 billion of DWR revenue bonds authorized by legislation. Issuance of the bonds depends on adoption and final legal review of several orders by the CPUC. Sale of the bonds has been delayed since mid-2001 by a number of factors, including potential legal challenges and other CPUC proceedings. In February 2002, the CPUC adopted an order implementing DWR's "revenue requirement" to be collected from customer rates; however, the procedure used by DWR to calculate its revenue requirement was challenged in a court proceeding. The CPUC also approved a "rate agreement" with the DWR governing the imposition of consumer rates necessary to repay the bond issue and DWR's other power purchase costs. While the CPUC had raised customer rates significantly in 2001 (an average of 40%), final calculation of the DWR's revenue requirement to repay bonds and meet its other obligations may require additional rate actions. CPUC also approved an order eliminating the right of retail customers to contract directly with generators for energy.

    As of February 2002, there was no proposed schedule for the sale of the bonds. A final schedule for issuance of the revenue bonds will depend on review of any legal challenges to these CPUC orders. The DWR revenue bonds will be repaid from a dedicated revenue stream derived from customer payments; they will not be backed in any way by the faith and credit or taxing power of the State. Pending issuance of the DWR revenue bonds, DWR projects it will have enough funds available from existing resources and customer revenues to continue its power purchases and repay its obligations (including principal payments on the Interim Loans scheduled to have begun in April 2002, if the revenue bonds had not been sold).

    The timing or effective dates of CPUC's actions may be affected by appeals or litigation brought by the Utilities, consumer groups or other interested parties. Although under State law, appeals and litigation of CPUC actions related to the power supply program must be granted an expedited appeal process, there can be no assurance that any such appeals or litigation will not delay the issuance of the DWR's revenue bonds or the implementation of DWR's rates. Delays in issuing the DWR revenue bonds would in turn delay the DWR's planned loan repayments to the General Fund and could require additional loans from the General Fund. If the State Loans to the DWR affect available resources to pay for normal State operations, the State had anticipated in 2001 that it might issue in the future short-term obligations to maintain adequate cash reserves.

    Utilities. On April 6, 2001, PG&E filed for voluntary protection under Chapter 11 of the federal Bankruptcy Code (the "PG&E Bankruptcy"). The PG&E Bankruptcy proceedings are pending in U.S. Bankruptcy Court in San Francisco, California. The State filed numerous claims as a creditor of PG&E. In October 2001, the U.S. District Court approved a settlement agreement between CPUC and SCE over the rates that SCE could charge its customers. CPUC implemented this settlement by allowing SCE to collect rates from its customers at current levels for up to three years to repay its prior debts. The CPUC stated that the purpose of the settlement was to: (i) avoid instability and uncertainty for ratepayers, the State and SCE; (ii) protect consumers from the potential impact of further volatility in electricity prices; (iii) avoid further costly and wasteful litigation; and
    (iv) restore the investment grade creditworthiness of SCE as rapidly as reasonably practical so that it will be able to provide reliable electric service as a State regulated entity, as it has in the past. Based on this agreement, SCE used accumulated cash receipts and proceeds of a new credit agreement to repay substantially all of its prior defaulted debts in March 2002.

    Natural Gas Supplies. California imports about 85% of its natural gas. The State has indicated that pipeline expansion is planned but will not be complete for several years. Shortages and pricing of natural gas supplies could adversely affect the economy, and particularly generation of electricity, much of which is fueled by natural gas.

    State Executive and Legislative Initiatives and Federal Initiatives. The Governor stated in 2001 that the State would focus its efforts in four main areas: (1) increasing the energy supply through expedited plant construction and other sources of power; (2) decreasing energy demand and increasing efficiency; (3) expanding the use of long-term energy contracts rather than relying upon the spot market; and (4) maintaining the financial viability of California's public utilities. In June 2001, federal energy regulators authorized electricity price controls for California and ten other Western states. It is not possible to predict the likelihood of the continuance of, or extent of, such regulations or other measures in the future.


    Unrestrained wholesale electricity prices expose the State to the need for additional, potentially significant rate increases on retail end use customers, resulting in a further drag on the State's economy. There can be no assurance that there will not be further disruptions in power supplies or related developments, which could adversely affect the State's economy, and which could, in turn, affect State revenues.


    The State is intensifying programs for energy conservation, load management and improved energy efficiency in government, businesses and homes. Approval for construction of new power generating facilities, especially smaller and "peaking" power facilities, has been accelerated. A number of new power plants have been completed and new larger power plants are under construction and in permitting phase, and are expected to come on line in 2002 and 2003. As noted, the State entered into a number of longer term power supply contracts, thereby reducing the risks of reliance on the spot markets. The combination of these elements has substantially lowered wholesale electricity costs.

    Despite fears of significant disruptions during the summer of 2001, the combination of cooler weather, significant conservation efforts, absence of major unplanned power plant outages, and completion of several new power plants permitted the State to avoid any blackouts since early May 2001, and spot market power costs have decreased significantly, lessening the cost of the DWR power purchase program. Natural gas prices have also decreased.


    Bond Ratings
    Standard & Poor's, Moody's and Fitch assign ratings to California's long-term general obligation bonds. The ratings of Standard & Poor's, Moody's and Fitch represent their opinions as to the quality of the municipal bonds that they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

    The financial difficulties experienced by California and municipal issuers during the recession of the early 1990's resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession of the early 1990's. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California's creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California's missed budget deadlines, on-going structural budget impediments and, more recently, the energy situation.


    In January 2001, Standard & Poor's placed California's senior ratings on its "credit watch" list with negative implications as a result of the energy situation. On April 24, 2001, Standard & Poor's lowered California's general obligation bond rating from "AA" to "A+". In April 2001, Fitch placed the State's "AA" rating on rating watch - negative. In June 2001, Standard & Poor's removed California from its "credit watch" list but warned that the State's financial outlook remained negative. In announcing its removal of California's ratings from its "credit watch" list, Standard & Poor's cited the alleviation, at least for the time being, of liquidity pressure on California's General Fund, following the June 2001 closing of the Interim Loans by DWR. On November 20, 2001, Moody's lowered California's general obligation bond rating from "Aa3" to "A1" and the Moody's rating outlook remained negative. As of June 2002, California's general obligation bond rating was assigned "A+" from Standard & Poor's, "A1" from Moody's and "AA" from Fitch.

    There can be no assurance that such ratings will be maintained in the future. These recent reductions on the State's credit rating, and any future revisions or withdrawal of a credit rating could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the California Fund's portfolio.

    State Appropriations Limit and Other Constitutional Limits on Taxes The ability of the State of California and its political sub-divisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California state and municipal issuers to pay interest or repay principal on their obligations.

    Limitation on Property Taxes. Certain of the securities in the California Fund's portfolio may be obligations of issuers that rely, in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, adopted in 1978, which limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes (Proposition 13).
    Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). However, taxing entities may raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

    Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld in 1992 by the U.S. Supreme Court.

    Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."


    State Appropriations Limit. The State is subject to an annual appropriations limit imposed by Article XIIIB of the California Constitution, originally adopted in 1979. It significantly limits spending by state and local governments; however, it does not restrict appropriations to pay debt service on voter-authorized bonds. To the extent that "proceeds of taxes" of California or a local government exceed its Article XIIIB appropriations limit, such excess revenues must be rebated. In 1988 and 1990, Article XIIIB was modified substantially by Propositions 98 and 111, respectively. These initiatives changed the State's Article XIIIB appropriations limit to require California to set aside a prudent reserve fund for public education, and guarantee a minimum level of State funding for public elementary and secondary schools and community colleges. Such guaranteed spending was often cited as one of the long-term structural elements responsible for California's earlier budget problems.

    Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

    Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

    Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by [a local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

    In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.


    The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been affected.


    The effect of these various constitutional and statutory changes and budget developments upon the ability of California issuers of municipal securities to pay interest and principal on their obligations is uncertain and may depend, in part, on whether a particular security is a general obligation or limited obligation bond (with limited obligation bonds being generally less affected). Moreover, other measures affecting the taxing and spending authority of California or its political subdivisions may be approved or enacted in the future. However, it is not possible to predict the likelihood of such future legislation or other measures. There is no assurance that any California municipal securities issuer in which the California Fund may invest will make full or timely payments of principal or interest or remain solvent.


    Obligations of the State of California
    Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. According to the State, as of March 1, 2002, California had outstanding approximately $24.5 billion aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of approximately $9.0 billion of long-term general obligation bonds (the latter figure consists of approximately $3.6 of authorized commercial paper notes, of which approximately $518 million was outstanding) which had not yet been funded by general obligation bonds, and approximately $5.4 billion of other authorized but unissued general obligation debt. In February 2002, the State sold $1 billion of general obligation bonds to repay outstanding commercial paper notes, and sold $187,705,000 of new lease purchase bonds. In fiscal year 2000-01, debt service on general obligation bonds and lease purchase debt was approximately 3.8% of General Fund revenues. State voters approved $2.8 billion of new general bond authorizations on the ballot in March 2002. As of March 1, 2002, there was no variable rate indebtedness outstanding; however, the State plans to issue such indebtedness in the future.

    Obligations of Other Issuers
    Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

    State Assistance. Property tax revenues received by local governments declined significantly following passage of Proposition 13. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

    In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. The 2001 Budget Act and related legislation provide significant assistance to local governments, including $357 million for various local public safety programs.

    To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in fiscal year 1995-96 and fiscal year 1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy. The ultimate financial impact on the County and the State cannot be predicted with any certainty.

    Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997, in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to- Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new system on local governments is still unknown.

    Assessment Bonds. A general decline in real estate values or a slowdown in real estate sales activity may adversely affect California municipal obligations that are assessment bonds. In many cases, such bonds are secured by land that is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

    California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, although typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event that the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common causes of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.

    Other Considerations. The repayment of industrial development securities secured by real property may be affected by State laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

    Legal Proceedings
    The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. A number of lawsuits are pending concerning various aspects of the energy situation in California, including disputes over the rates which the CPUC may charge retail customers, financial responsibility for purchases of power by the Utilities and rights of independent power producers holding power sales contracts with the Utilities, and various antitrust, fraud and refund claims against energy suppliers. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

    Other Considerations
    Numerous other factors may adversely affect the State and municipal economies. For example, reductions in federal funding could result in the loss of federal assistance otherwise available to the State. In addition, natural disasters, such as earthquakes, droughts and floods, have caused substantial damage to parts of California or have harmed the State economy, and the possibility exists that another natural disaster could create a major dislocation of the California economy.


    FLORIDA FUND
    The information contained in this statement is being given to investors in view of the Florida Fund's policy of concentrating its investments in Florida issuers. The information should provide investors with a brief summary, as opposed to a complete description, of the information discussed herein. It has been derived from sources that are generally available to investors and is believed to be accurate. The information has not been independently verified by the Trust or the Fund.

    Florida's financial operations are considerably different than most other states as Florida does not impose an individual income tax. Specifically, Florida's constitution prohibits the levy, under the authority of the State, of an individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts which may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an individual income tax exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State's ability to pay principal and interest in a timely manner.

    Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four funds (the General Revenue Fund, Trust Funds, the Working Capital Fund and the Budget Stabilization Fund). The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund.

    The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year (July 1 -- June
    30). Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years (revenues collected in excess of the limitation are generally deposited into the Budget Stabilization
    Fund).


    The following data is provided by the Florida Consensus Estimating Conference, which updated actual revenue and forecasts on March 8, 2002, in order to support the state's budgeting and planning process. For fiscal year 2001-2002, the estimated General Revenue Fund and Working Capital Fund is reported to be $20.04 billion. The projected year end balance of the combined General Revenue Fund and the Working Capital Fund is $764.9 million. Including the projected $940.9 million balance in the Budget Stabilization Fund, total reserves are projected to stand at $1.71 billion, or 8.87% of current year appropriations. For fiscal year 2002-2003, the estimated General Revenue Fund and Working Capital Fund is $20.75 billion, a 3.54% increase over fiscal year 2001-2002. The fiscal year 2002-2003 budget includes a 3.3% increase in Net General Revenue over fiscal year 2001-2002.


    In 1993, the State constitution was amended to limit the annual growth in the assessed valuation of residential property. This amendment may, over time, constrain the growth in property taxes, a major revenue source for local governments. While no immediate ratings implications are expected, the amendment could have a negative impact on the financial performance of local governments over time and lead to ratings revisions which may have a negative impact on the prices of affected bonds.

    General obligations of Florida have been rated AA2, AA+ and AA by Moody's, S&P and Fitch, respectively. S&P presently regards the outlook for the State as stable.

    Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. The management of rapid growth has been the major challenge facing state and local governments. While attracting many senior citizens, Florida also offers a favorable business environment and growing employment opportunities that have continued to generate working-age population immigration. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the State's budget balancing efforts.

    Florida has a proportionally greater number of persons of retirement age; a factor that makes Florida's property and transfer payment taxes a relatively more important source of state funding. Because transfer payments are typically less sensitive to the business cycle than employment income, they may act as a stabilizing force in weak economic periods.


    Taking advantage of a number of favorable factors -- a strong national economy, a waning fear of crime among visitors, and improved local marketing -- Florida's tourism grew during the greater part of the 1990's and the year 2000 by 5 to 8 percent annually. However, the events of September 11, 2001 led to a decline in Florida's tourism for 2001 and is expected to further affect Florida's tourism in 2002.

    There has been a decline in Florida's dependency on highly cyclical construction and construction-related manufacturing sectors. For example, in fiscal year 1985-1986, construction employment, as a percentage of total non-farm employment was 6.98%. For fiscal year 2001-2002, this percentage is expected to decline to 5.6%. For the fiscal year 2002-2003, construction employment, as a percentage of total non-farm employment, is expected to decline to 5.4% and the downward trend is expected to continue with the percentage declining to 5.0% by fiscal year 2007-2008, as Florida's economy continues to diversify.


    The ability of the State and its local units of government to satisfy its debt obligations may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the debt obligations is located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. North and Central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The State economy also has historically been dependent on the tourism and construction industries and is, therefore, sensitive to trends in those sectors.


    GEORGIA FUND
    Since 1973, the State's long-term debt obligations have been issued in the form of general obligation debt or guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. Prior to 1973, all of the State's long-term debt obligations were issued by ten separate State authorities and secured by lease rental agreements between such authorities and various State departments and agencies ("Authority Lease Obligations"). The Georgia Constitution since 1973 has prohibited further Authority Lease Obligations. The Georgia Constitution prohibits the incurring of any general obligation debt or certain guaranteed revenue debt if the highest aggregate annual debt service requirement for the then-current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceeds 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. As of June 30, 2002, the total indebtedness of the State of Georgia consisting of general obligation debt and guaranteed revenue debt (there are no remaining Authority Lease Obligations) totalled $6,601,770,000 and the highest aggregate annual payment for such debt equalled 4.72% of fiscal year 2001 State treasury receipts.


    The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority permitting it.


    The State Road and Tollway Authority exists to own, operate and finance road and mass transit improvements in the State of Georgia. Though it has no taxing power, its obligations are secured by a pledge of state motor fuel taxes and federal highway reimbursements. To date the Authority has issued $350,000,000 of such obligations.

    Virtually all of debt obligations of the State of Georgia and its counties, municipalities and other political subdivisions and public authorities are required by law to be validated and confirmed in a judicial proceeding prior to issuance.

    The State operates on a fiscal year beginning July 1 and ending June 30. Treasury receipts for the fiscal year 2001 showed an increase of 5.4% over collections for the similar period in the previous fiscal year.

    Based on data of the Georgia Department of Revenue for fiscal year 2001, income tax receipts and sales tax receipts of the State for fiscal year 2001 comprised approximately 54.4% and 34.6%, respectively, of the total State tax revenues.

    The unemployment rate of the civilian labor force in the State as of April 2002 was 4.3% according to data provided by the Georgia Department of Labor. The Metropolitan Atlanta area, which is the largest employment center in the area, comprised of Georgia and its five bordering states and which accounts for approximately 50% of the State's population, has for some time enjoyed a lower rate of unemployment than the State considered as a whole. In descending order, services, wholesale and retail trade, government, manufacturing and transportation comprise the largest sources of employment within the State.


    Moody's, S&P's and Fitch have given outstanding State of Georgia debt ratings of "Aaa", "AAA" and "AAA", respectively.


    The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. The status as of May 2002 of certain of such lawsuits which could have a significant impact on the State's financial position are summarized below.

    Barnhill v. State of Georgia and Tim Burgess as Commissioner of The Department of Motor Vehicle Safety. Fulton Superior Court Civil Action No, 2001CV39892. On July 3, 2001, this civil action was filed, challenging the constitutionality of the organ donor provisions of the driver's license statute, O.C.G.A. section 40-5-25(d)(2). Plaintiff is seeking a declaratory judgment and permanent injunction, class status, and a monetary refund to Plaintiff and each member of the class to the extent that any class member's driver's license fee exceeded the sum of $8.00 for the period from July 1, 1995, to the present. An adverse decision for the State could result in refunds in excess of $20 million. The parties have filed cross motions for summary judgment, and a hearing is scheduled for March, 2002. The State believes it has good and valid defenses, including that of sovereign immunity.

    DeKalb County School District and William Bradley Bryant and other individual members of the DeKalb County Board of Education v. Schrenko, as Superintendent of Schools, McCullough, as Director of Student Transportation, State Board of Education, Otis Brumby and other individual members of the State Board of Education, the Department of Education, the State of Georgia, Governor Roy E. Barnes, John Oxendine, as Comptroller General, and Daniel Ebersole, as Director of the Office of Treasury and Fiscal Services, Fulton Superior Court Civil Action No. 2001CV35345. This is an action for mandamus to compel the Defendents to change the calculation and distribution of school transportation funding to the DeKalb County School District. The Plaintiffs allege that the State Board of Education's attendance zone/routing survey system of calculating State financial aid is contrary to the applicable statute and violates a State Board of Education policy directing supplemental flat grants for children attending schools other than that of their geographic assignment pursuant to M-to-M or magnet school programs. Plaintiffs seek an entitlement of $63 million. Previous similar federal litigation was resolved in favor of the State. See DeKalb School District v. Schrenko, 109 F. 3d 680 (11\t/\h/ Cir. 1997). Oral argument on the mandamus action was held on June 4, 2001. Briefs and proposed findings of fact and conclusions of law have been submitted by both sides. The State believes it has adequate defenses to the action and will continue to defend the case.

    General Motors Acceptance Corp. v. Jackson, Fulton Superior Court, Civil Action No. 1999CV06252 ("GMAC"); Bank of America, N.A., as successor by merger to NationsBank, N.A. v. Jackson, Fulton Superior Court Civil Action No. 1999CV10366; Chrysler Financial Co. LLC v. Jackson, Fulton Superior Court Civil Action No. 1999CV10369; SunTrust Bank, Atlanta, et al. v. Jackson, Fulton Superior Court Civil Action No. 1999CV10385; First Union Nat'l Bank v. Jackson, Fulton Superior Court Civil Action No. 1999CV12508. These five suits by financial institutions sought refunds of sales taxes, based upon alleged bad debts on installment sales contracts purchased from Georgia motor vehicle dealers, in the approximate respective amounts of $300,000, $2,500,000, $2,000,000, $1,400,000, and $459,000. The total principal amount of these and all similar, pending administrative claims for refund (for the years 1991-2001) is approximately $53,000,000. The four cases filed after GMAC case were stayed pending the outcome of the GMAC case. On cross-motions for summary judgment in GMAC, the Superior Court ruled in favor of the Defendant State Revenue Commissioner. On appeal, the Georgia Court of Appeals affirmed, and the Georgia Supreme Court denied certiorari. The plaintiffs in three of the stayed cases have now voluntarily dismissed their suits.

    James Andrew Coleman v. United States of America, et al., Federal District Court for the District of Columbia Case No. 1:98cv02559. This civil action was filed against the United States, the "Executive Branch federal defendent," William Jefferson Clinton, the State of Georgia, the State of Mississippi, and the State of South Carolina. Recently, an amended complaint was filed that seeks to name the governors of the respective states as co-defendents. As of April 1, 2002, the State of Georgia has not been legally served. The suit alleges that the United States government's failure to enforce the purported terms of surrender ending the Civil War have resulted in the inclusion in the Georgia state flag of a Confederate battle flag, allegedly in violation of those terms of surrender. The suit claims that said failure of enforcement violates various federal constitutional and statutory provisions. The suit prays for relief in the form of $40 billion in compensatory damages and $40 billion in punitive damages against each named defendant. The amended complaint seeks an additional $500 million in damages from each defendant. If the State of Georgia ever becomes a proper party to the suit through legal service of process, the State intends to defend vigorously. The State believes it has good and valid defenses, including but not limited to Eleventh Amendment immunity.


    Many factors affect and could have an adverse impact on the financial condition of the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Fund, including national, social, environmental, and economic and political policies and conditions, many of which are not within the control of the State or such issuers. It is not possible to predict whether or to what extent those factors may affect the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Fund and the impact thereof on the ability of such issuers to meet payment obligations.


    MARYLAND FUND
    The State's total expenditures from its General Fund (recorded in accordance with generally accepted accounting principles ("GAAP")) for the fiscal years ending June 30, 1999, 2000 and 2001 were $11.096 billion, $11.905 billion and $13.033 billion, respectively. The State's General Fund is the fund from which all general costs of State government are paid and to which taxes and other revenues not specifically directed by law to be deposited in separate funds are deposited or credited. The State's General Fund represents approximately 55%-60% of the State's total budget. The State's General Fund had unreserved GAAP surpluses of $382.8 million, $392.1 million and $86.5 million in fiscal years 1999, 2000 and 2001, respectively. The State Constitution mandates a balanced budget.

    In April 2001, the General Assembly approved the 2002 fiscal year budget. The budget includes $3.3 billion in aid to local governments. The 2002 budget did not include any proposed expenditures dependent on additional revenue from new or broad-based taxes.

    Part way through the 2002 fiscal year it became apparent that General Fund revenues would be less than projected when the 2002 fiscal year budget was enacted. In response to the Governor's proposed cost containment measures a 1.5% across-the-board reduction to agencies' budgets and a state hiring freeze were implemented. In addition, $227.4 million in general fund appropriations were scheduled to be reverted, a portion thereof to be funded with the proceeds of the State's general obligation bonds and a portion to be outright cancelled. Finally, in excess of $500 million from the Revenue Stabilization Account of the State's Reserve Fund (as described below) was to be transferred to the General Fund in order to balance the General Fund. Based on revised estimates and following the actions outlined above, as of March 6, 2002 it was anticipated that the General Fund balance on a budgetary basis at June 30, 2002 would be approximately $456 million. Further, the Revenue Stabilization Account of the State Reserve Fund, net of the $544 million transfer (noted above) would be $626.6 million at the end of the 2002 fiscal year.

    In January 2002, the Governor presented his 2003 fiscal year budget to the General Assembly for approval. The fiscal year 2003 budget includes $3.6 billion in aid to local governments and $172.5 million in net general fund deficiency appropriations for fiscal year 2002. The 2003 fiscal year budget requires that various state fund balances be transferred to the General Fund to offset declining revenues without cutting program expenditures. In addition the 2003 fiscal year budget provides for the termination of prior years' general fund appropriations in the amount of $237.5 million for certain capital projects, funds for which are being provided by the proceeds of the State's general obligation bonds. Finally, a transfer of $249 million from the Revenue Stabilization Account of the State's Reserve Fund to the General Fund is provided for in the 2003 fiscal year budget. As of March 6, 2002, it was estimated that the general fund surplus on a budgetary basis at June 30, 2003, would be $4.5 million and that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 2003, would be $500 million. The Revenue Stabilization Account of the State Reserve Fund was established by the General Assembly in its 1986 session for the purpose of retaining state revenues for future needs and to reduce the need for future tax increases.


    The public indebtedness of Maryland is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.


    According to recent available ratings, general obligation bonds of the State of Maryland are rated Aaa by Moody's, AAA by S&P and AAA by Fitch. In addition, the general obligation bonds of Maryland's Counties (including for this purpose the City of Baltimore), that have been rated by Moody's, S&P or Fitch, have all received and continue to maintain investment grade ratings as of July 9, 2002.

    All of the foregoing information regarding the State's budget and public indebtedness was obtained from the Official Statement with respect to State of Maryland General Obligation Bonds dated March 6, 2002.


    MASSACHUSETTS FUND
    Investments in Massachusetts Municipal Obligations may be affected by a variety of factors, including the general economic health of the Commonwealth and local governments and the availability of federal funding.


    The Commonwealth has experienced a softening economy in recent months, and the Commonwealth's economy has lagged behind the overall U.S. economy. Economists attribute this gap to the Commonwealth's highly trained work force and dependence on the demand for technology and information products. Economists are predicting that the gross state product for the Commonwealth will remain flat in 2002 and will grow 3.9% in 2003. This is well below the average rate of 6.3% for 1998-2000. In 1999 the Commonwealth had an unemployment rate of 3.2%, in 2000, 2.6% and in 2001, 3.7%. The seasonally adjusted, year-to-date unemployment rate through April 2002 is 4.4%.

    In fiscal 1999, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 1.8% over the prior fiscal year to $20.165 billion. Budgeted expenditures increased by 6.5% over the prior fiscal year to $20.245 billion. As a result, the Commonwealth ended fiscal year 1999 with a positive closing fund balance of $2.112 billion.

    In fiscal 2000, which ended on June 30, 2000, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 12.01% over the prior fiscal year to $22.587 billion. Budgeted expenditures increased by 10.71% over the prior fiscal year to $22.414 billion. As a result, the Commonwealth ended fiscal year 2000 with a positive closing fund balance of $2.285 billion.

    In fiscal 2001, which ended June 30, 2001, the total revenues of the budgeted operating funds of the Commonwealth increased by 1.24% over the prior fiscal year to $22.866 billion. However, budgeted expenditures decreased by 1.22% from the prior fiscal year to $22.141 billion. As a result, the Commonwealth ended fiscal year 2001, with a positive closing fund balance of $3.011 billion.

    Budgeted revenues and other sources in fiscal 2002, which ended on June 30, 2002, were estimated, as of March 21, 2002, by the Executive Office for Administration and Finance to be approximately $21.610 billion, including tax revenues of $14.556 billion. It is estimated that fiscal 2002 budgeted expenditures and other uses will be $22.831 billion and that fiscal 2002 will end with closing fund balances of $1.790 billion.

    Beginning in fiscal 2001, the finances of the Massachusetts Bay Transportation Authority (MBTA) were restructured and its financial relationship to the Commonwealth changed materially. The MBTA finances and operates mass transit facilities in eastern Massachusetts. The Commonwealth is obligated to provide the MBTA with a portion of the revenues raised by the Commonwealth's sales tax, generally the amount raised by a 1% sales tax with an inflation-adjusted floor. This amount is dedicated to the MBTA under a trust fund mechanism that does not permit future Legislatures to divert the funds. The dedicated revenue stream is disbursed to the MBTA without state appropriation to be used to meet the Commonwealth's debt service contract assistance obligations relating to outstanding MBTA debt and to meet the MBTA's other operating and debt service needs. The MBTA is authorized to assess a portion of its costs on 175 cities and towns in eastern Massachusetts. Prior to July 1, 2000, the Commonwealth provided financial support of the MBTA through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of its net costs of service. The MBTA's net costs of service was financed by the issuance of short-term notes by the MBTA and by cash advances from the Commonwealth. This practice resulted in the disbursement of substantial cash subsidies paid out by the Commonwealth up to 18 months before the appropriation to defray such expenses.

    The General Appropriation Act for fiscal 2002 was enacted on December 1, 2001. On November 20, 2001 the legislative conference committee charged with reconciling the differences between the House and Senate versions of the fiscal 2002 budget released its report, and both houses of the Legislature enacted the compromise budget on November 21, 2001. Governor Jane Swift approved the budget after vetoing approximately $233 million of appropriations approved by the legislature. On December 4, 2001, the legislature restored approximately $175 million of appropriations. Taking into account the vetoes and the overrides, the original fiscal 2002 budget provided for total spending of approximately $22.213 billion. Total spending for fiscal 2002, represented by the General Appropriation Act, as supplemented, and other projected expenditures not yet approved by the legislature is approximately $22.831 billion. Recent events, including revenue collections in January and February of 2002 and the federal economic stimulus legislation enacted on March 9, 2002, indicate that the final fiscal tax revenues may be approximately $300 to $400 million less than the previously estimated $15.2 billion. On February 5, 2002, Governor Swift filed a bill that would direct the Comptroller to transfer from the Stabilization Fund to the general fund the amount necessary to end fiscal 2002 in balance. If an additional $400 million from the Stabilization Fund is used, $1.15 billion will remain in the Stabilization Fund. In addition, the Commonwealth has approximately $700-800 million in other reserve funds, most of which are amounts reserved from tobacco litigation settlement payments.

    On January 23, 2002, Acting Governor Swift filed her fiscal 2003 budget recommendation. The Acting Governor's budget recommendation called for budgeted expenditures of approximately $23.548 billion, a 3.1% increase over the fiscal 2002 spending projection of $22.831 billion. Total budgeted revenues for fiscal 2003 are estimated to be $22.6 billion. The Acting Governor's proposal projected a fiscal 2003 ending balance in the budgeted funds of $843.6 million, including a Stabilization Fund balance of $838.4 million.

    On March 14, 2002, in response to continuing revenue declines, the Acting Governor proposed $700 million in spending reductions from her fiscal 2003 budget recommendation. The proposal included $200 million in spending reductions for Local Aid, and $500 million in spending reductions in other programs, which amounted to decreases of generally 3-5% across all discretionary programs. The proposal also recommended spending 100% of the 2003 annual tobacco settlement payment in fiscal 2003. Fiscal 2003 ending balances will change depending on how fiscal 2002 ending balances finish. Additionally, the legislature typically passes a budget that is materially different from that proposed by the executive, and for fiscal 2003 the differences are likely to be magnified by changes in tax revenue expectations for fiscal 2002 and fiscal 2003 and other factors.


    S&P and Moody's have rated general obligation bonds issued by the Commonwealth as AA- and Aa2, respectively. In response to budgetary matters or other economic indicators, the rating agencies may change their ratings from time to time.


    In December 2001, the Commonwealth issued $200 million of commercial paper as bond anticipation notes to fund capital projects and $600 million in commercial paper as revenue anticipation notes to help meet its $1.05 billion quarterly aid payment. Net proceeds of long-term debt issuance during fiscal 2002 are projected to total $1.556 billion, of which $856 million was issued through and including January 2002. The Commonwealth was preparing a bond sale of $500 million in March 2002 and anticipated an additional bond sale of $200 million in June 2002. Net proceeds from bond anticipation notes during fiscal 2002 are projected to total $528 million. An additional $170 million of bond anticipation notes, related to certain Central Artery/Ted Williams Tunnel Project expenditures, were expected to be issued in March or April 2002.


    In Massachusetts the tax on personal property and real estate is virtually the only source of tax revenues available to cities and towns to meet local costs. "Proposition 212," an initiative petition adopted by the voters of the Commonwealth in November 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. Proposition 212 required many cities and towns to reduce their property tax levies to a stated percentage of the full and fair cash value of their taxable real estate and personal property, and it limits the amount by which the total property taxes assessed by all cities and towns might increase from year to year.


    The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 212 created strong demand for substantial increases in state-funded local aid, which increased significantly from the fiscal 1981 level of $1.632 billion. The effect of this increase in local aid was to shift a major part of the impact of Proposition 212 to the Commonwealth, but this did not require an increase in Massachusetts state taxes. Direct local aid increased to $4.310 billion in fiscal 1999. Fiscal 2000 expenditures for direct local aid were $4.675 billion, an increase of 8.5% above the fiscal 1999 level. Fiscal 2001 expenditures for direct local aid were $4.969 billion, an increase of approximately 6.3% above the fiscal 2000 level. It is estimated that fiscal 2002 expenditures for direct local aid will be $5.191 billion, an increase of approximately 4.5%.

    However, communities have responded to the limitations imposed by Proposition 212 through statutorily permitted overrides and exclusions. In fiscal 2001, the impact of successful override referenda going back as far as 1993, was to raise the levy limit of 134 communities by approximately $97.4 million.

    Limits on Commonwealth tax revenues were established by initiative petition in November 1986, and added to the Commonwealth's General Laws as Chapter 62F. Chapter 62F contains no exclusion for debt service on Municipal Obligations of the Commonwealth. Tax revenues in fiscal 1997 through fiscal 2001 were lower than the limit set by Chapter 62F. For fiscal 2001, as calculated by the State Auditor pursuant to Chapter 62F, net state tax revenues were approximately $16.8 billion and allowable state tax revenues were $18.3 billion.

    Certain of the Commonwealth's cities, counties and towns have at times experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability of outstanding obligations issued by the Commonwealth or its public authorities or municipalities.

    The largest single component of the Commonwealth's capital program is the Central Artery/Ted Williams Tunnel project, a major construction project that is part of the completion of the federal interstate highway system. On April 11, 2000, the U.S. Secretary of Transportation released a report dated March 31, 2000, that had been prepared by a task force of federal officials. The task force report stated that senior management of the Central Artery/Ted Williams Tunnel project had deliberately withheld information about cost overruns from the Federal Highway Administration and recommended a change in project leadership, as well as an evaluation of whether the Massachusetts Turnpike Authority (the "Turnpike Authority") should continue to be responsible for the management of the project. The Federal Highway Administration informed the Massachusetts Turnpike Authority, by letter dated June 15, 2000, that it had been designated a "high-risk grantee," meaning that more detailed financial reports and additional monitoring will be required on the project. Such designation would remain in effect until the project's completion with respect to activities related to the project.

    On October 23, 2000 the President of the United States approved legislation providing that the U.S. Secretary of Transportation is to withhold obligation of federal funds and all project approvals for the Central Artery/Ted Williams Tunnel project in each federal fiscal year unless the Secretary has approved the annual update of the project finance plan for that year and has determined that the Commonwealth is in full compliance with a June 22, 2000 project partnership agreement setting out certain federal reporting and monitoring requirements for the project, and is maintaining a balanced statewide transportation program. In addition, the legislation limits total federal funding to $8.549 billion and ties future federal funding for the project to an annual finding by the Inspector General of the U.S. Department of Transportation that the annual update of the project finance plan is consistent with Federal Highway Administration financial plan guidance. Finally, the legislation provides that federal funds will not be withheld if the Secretary of Administration and Finance certifies that such funds are required to pay all or any portion of the principal of federal grant anticipation notes issued for the project.

    The Central Artery and Statewide Road and Bridge Infrastructure Fund ("Infrastructure Fund") was created by legislation in May, 2000 to fund additional costs of the Central Artery/Ted Williams Tunnel project that had been announced in February, 2000 and to fund the statewide road and bridge program to the extent of at least $100 million per year for each of fiscal years 2001 through 2005. Including the $2.168 billion expected to be available for the Central Artery/Ted Williams Tunnel project, expenditures from the Infrastructure Fund are expected to total $2.668 billion through fiscal 2005. These amounts are expected to be provided by the issuance of Commonwealth bonds in the amount of $1.350 billion, the debt service on which is to be paid by motor vehicle license and registration fees dedicated to the fund, $231 million from license and registration fees not needed for debt service, $664 million from avoided debt service related to debt defeasance transactions, $200 million from the Turnpike Authority, $65 million from the Port Authority and $159 million from interest earnings through fiscal 2005 on balances in the fund itself. Of these amounts, $1 billion in Commonwealth bonds have already been issued and the payments from the Turnpike Authority and Port Authority have been made.

    On August 31, 2001, the Turnpike Authority filed a revised finance plan, dated October 1, 2001, for the Central Artery/Ted Williams Tunnel Project with the Federal Highway Administration. The October 2001 Finance Plan reflects the results of the Turnpike's annual comprehensive budget review of the project. In the October 2001 Finance Plan, the Turnpike Authority's total budget cost and contingent estimate for the project is increased from the $14.075 billion estimated in the prior October 2000 Finance Plan to $14.475 billion, principally to reflect additional anticipated construction costs and additional contingency. The October 2001 Finance Plan proposes that the $400 million of additional funding needed to meet the new cost estimate be provided by $175 million of interest earnings and available borrowings in the Infrastructure Fund that exceed prior estimates, $157 million of Commonwealth general obligation bond proceeds made available principally by providing alternative sources for capital spending on non-project roads and bridges, and $68 million from the sale of real estate owned by the Turnpike Authority. The October 2001 Finance Plan also included in the funding sources $365 million from the Port Authority, of which approximately $160 million has already been paid, and $1.706 billion to be paid by the Turnpike Authority.

    The October 2001 Finance Plan is subject to review and approval by the U.S. Secretary of Transportation. This approval has not yet been obtained. Unless and until it is obtained, the Department of Transportation is withholding future obligation of federal funds for the Central Artery/Ted Williams Tunnel Project. The pendency of federal approval of the October 2001 Finance Plan currently is not expected to have a substantial impact on project cash flow, given the availability of proceeds of prior obligations and other sources; however, if federal approval is not received prior to the Commonwealth's fiscal year end, June 30, 2002, reallocation of certain expenditures to sources differing from those identified in the finance plan may be required.

    On March 20, 2001, the Inspector General of the Commonwealth issued a report to the State Treasurer containing the initial results of a yearlong review of the financial history of the Central Artery/Ted Williams Tunnel project from 1994 to 2001. The report asserts that the private joint venture serving as the project's management consultant had provided then- Governor Weld and project officials with project cost estimates of $13.790 billion in November and December 1994, more than five years before comparable estimates were made public by project officials on February 1, 2001. On April 2, 2001, the Attorney General of the Commonwealth confirmed that he had commenced a criminal investigation into the Inspector General's allegations.

    On May 8, 2000, the State Treasurer's office was advised that the staff of the Securities and Exchange Commission was conducting a formal investigation in the matter of "Certain Municipal Securities/Massachusetts Central Artery (B-1610)," pursuant to a formal order of private investigation issued by the Commission.

    Tax receipts flowing in the federal highway trust fund, which are the source of federal funding for highway projects throughout the nation are expected to drop in fiscal 2003, thereby reducing available funding for transportation projects. It is uncertain what the magnitude of this anticipated decrease in the level of federal highway aid to states will have on funding for projects in Massachusetts, including the Central Artery/Ted Williams Tunnel Project.

    The federal Health Care Financing Administration asserted in June, 2000 that the portion of the Medicaid program funded by the Commonwealth's uncompensated care pool might violate federal regulations regarding impermissible taxes on health care providers. Since 1993, the Division of Medical Assistance has been seeking a federal waiver for the Commonwealth's assessment on acute care hospitals to fund the uncompensated care pool and believes that the assessment is within the federal law pertaining to provider taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible provider tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. From 1993, when the first waiver request was submitted, through fiscal 2000, the Commonwealth received an estimated $1.068 billion in federal Medicaid reimbursements related to expenditures associated with the uncompensated care pool, and the Commonwealth has continued to collect approximately $37 million per fiscal quarter for each quarter following fiscal 2000. Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states, and resolution could take several years. No further action has been taken by federal authorities since June 2000 in regard to this matter.

    The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the state. The systems were originally established as "pay-as-you-go" systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. Comprehensive pension funding legislation approved in January 1988 required the Commonwealth to fund future pension liabilities currently and to amortize the Commonwealth's accumulated unfunded liability to zero by June 30, 2028. The legislation was revised in July 1997 to require the amortization of such liabilities by June 30, 2018.

    The Public Employees Retirement Administration Commission (PERAC) prepared a new actuarial valuation of the total pension obligation dated January 1, 2001, which was released September 19, 2001. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $6.374 billion. The valuation study estimated the total actuarial accrued liability as of January 1, 2001 to be approximately $35.605 billion. The Governor's fiscal 2003 budget proposal filed on January 23, 2002, recommended funding the Commonwealth's pension obligations in accordance with a schedule that incorporates the January 1, 2001 actuarial valuation and would extend amortization of the unfunded pension liability from June 30, 2018 to June 30, 2028.

    MISSISSIPPI FUND
    Employment, business confidence and construction activity in Mississippi are showing some signs of recovery from the recent recession. However, manufacturing employment is down significantly, and until manufacturing employment rebounds, the growth rate of the state economy is likely to continue to lag behind that of the nation. Nationwide, employment in manufacturing fell 4.2% in 2001, and in Mississippi the drop was 8.3%. Over 37,000 fewer persons are employed in manufacturing now than in April of 1999. However, employment in manufacturing has been inching upward since January, 2000. This increase has been concentrated in lumber and furniture. Also, the new Nissan automotive assembly plant now under construction in the state is scheduled to go online in 2003, and supporting supplier industries continue to locate in the state. These additions should result in improved employment rates in the manufacturing sector. Business confidence in the state is up, and the index of leading indicators predicts positive growth rates in the coming months.

    Mississippi's unemployment rate for 2001 was 5.5%, down from a rate of 5.7% in 2000. Unemployment in Mississippi had been at its lowest rate since 1979 until the increase in 2000. The growth rate of the gross State product in 2001 was (0.4)%, down from a rate of 3.2% in 1999. A growth rate of 2.3% is expected in 2003 and 2.7% in 2004. In 1998, Mississippi's per capita income surpassed the per capita income growth rate for the country. Per capita incomes increased 6.1% in 1998, 2.8% in 1999, 3.5% in 2000 and 3.4% in 2001

    Manufacturing employment in Mississippi is expected to increase between 2002 and 2004 as the planned Nissan auto plant begins production. An estimated 3,300 workers initially and 4,400 when it reaches full capacity will be employed at the Madison County facility alone, adding over 2% to the current 153,000 persons employed in durable manufacturing. Although Mississippi's employment growth is expected to continue in such sectors as services, finance, insurance, real estate, construction and communications, the state forecast is for a moderate growth rate of employment in the coming years.

    Although 2000 and 2001 employment and income statistics show that the Mississippi economy has slowed compared to the early 1990s, the manufacturing, communications, construction, agricultural and service sectors have been strong enough to maintain positive growth in employment and a rise in income levels close to the U.S. average.


    In recent years, the State has successfully expanded its economy through technology-based research and education, and the Mississippi banking system has exhibited strength and stability over the past several years, a period characterized by a growing number of bank failures nationwide. As a result of legislation passed in 1996, state banks have participated in nationwide banking through the establishment of branches out-of-state, and at least one out-of-state bank has established branches in Mississippi.


    The gaming industry, which has enjoyed tremendous growth since its start in 1992, increased its employment levels 4.2% in 1998 and more than 10% in 1999. The gaming industry provides more than 28,000 jobs in direct employment and has contributed over $3.7 billion in direct gaming taxes since its arrival in 1992. Tourism is down nationally after the terrorist attacks of September 11, and Mississippi has also experienced a downturn in its tourism and gaming revenues. Substantial reductions in gaming revenues took place during the last half of 2001. While gaming revenues have improved in 2002, the overall impact on the state's economy and tax revenues has been significant.

    While the number of workers involved directly in agriculture has declined, it remains a significant factor in the State's economy. In the past, broilers, cotton and aquiculture have been the top three producers of farm income. Research and promotion have provided the State with a number of new farming alternatives. Mississippi leads the nation in the production of catfish and accounts for about two-thirds of the total U.S. catfish production. In addition, other important production crops in Mississippi are cotton, sweet potatoes, broilers, and rice. New commodities that have generated a lot of interest in recent years include blueberries, goats and fresh vegetables. Timber continues to be Mississippi's largest natural resource, with the State leading the nation in the number of tree farms. Of Mississippi's total land area 62% (approximately 18.6 million acres) is classified as commercial forest and generates $11.4 billion in business annually.


    All or part of 20 states and 136 metropolitan areas lie within 550 miles of Mississippi. Mississippi is in an excellent location to service this market area with four interstate highways, which provide access in every direction, 20 railroads, including four of the nation's largest carriers, and seven commercial airports. International and domestic waterborne commerce is served by Mississippi's 12 major ports.


    The population of the State is estimated to be 2,820,000. The population increased an estimated 8.5% from 1991-2001. Population projections suggest that by 2007 the population will reach 2,910,000. Mississippi has a relatively young population, with more than 30% of its total population below 20 years of age.

    Total personal income in Mississippi increased 3.2% in 2002. Projections for 2003 and 2004 show the State personal income growth to be slightly higher than experienced in Mississippi in 2002. Manufacturing, wholesale, retail trade, services and government employment comprise the largest components of earned personal income in Mississippi.


    In the State of Mississippi, all State indebtedness must be authorized by legislation governing the specific programs or projects to be financed. Such debt may include short- and long-term indebtedness, self-supporting general obligation bonds, highway bonds and other types of indebtedness. The amount of bonded indebtedness that may be incurred by the State or any of its direct agencies is limited by the Mississippi Constitution to an amount equal to one and one-half times the sum of all revenue collected by the State during any one of the preceding four fiscal years, whichever year may be higher.


    For the fiscal year ended June 30, 2000, State General Fund receipts were budgeted at approximately $3,413,700 and State General Fund Disbursements were budgeted at approximately $3,469,748, and State Special Fund Receipts and Disbursements were estimated to be approximately $5,598,345 and $5,598,345, respectively. Fiscal year 2002 revenue collections going to the state's General Fund remain at last year's level, based on data through May. Sales tax collections are looking better, but income tax collections have been disappointing. The 2002-2006 outlook is for moderate growth of output and employment.

    NEW YORK FUND
    The fiscal stability of New York State (the "State") is related, in part, to the fiscal stability of its public localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease- purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. If any State agency, authority or locality were to default on any of their financial obligations, or were to require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing, as well as market price of the State's outstanding debt, could be materially adversely affected.

    New York is one of the most populous states in the nation and has a relatively high level of average personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, a declining proportion of the State's workforce is engaged in manufacturing, and an increasing proportion is engaged in service industries. The State is likely to be less affected than the nation as a whole by an economic recession that is concentrated in manufacturing and construction, but more likely to be affected during a recession that is concentrated more in the service-producing sector.

    The most significant risks to the State's economic condition revolve around the impact of the World Trade Center disaster, which occurred during the State's first economic slowdown since the recession of the early 1990s. The Division of the Budget (DOB) estimates that tens of thousands of jobs may have been lost or displaced from New York, at least temporarily, due to the events of September 11. The sector hardest hit by the disaster was the finance industry, which is estimated to have lost 30,000 jobs, many of whom have been either laid off or relocated out-of- state. Other industries expected to experience severe losses are business and media services, hotel and motel services, retail trade, arts and entertainment services, and transportation. In contrast, as part of the reconstruction process, the construction sector is expected to experience a net gain in employment. On an annual average basis, State employment is expected to grow a modest 0.4 percent for 2001 and decline 1.2 percent for 2002.

    DOB estimates that the events of September 11 will also have a significantly negative impact on securities industry profits. The fall in profit growth is expected to result in a severe decline in finance and insurance industry cash bonuses. This decline will likely be exacerbated by firms weighing their bonus payouts more heavily than usual in favor of stock options as well as by the transfer of dislocated workers out-of- state. Lower growth in both employment and bonus income is expected to result in personal income growth of 2.8 percent for 2001, followed by growth of 1.3 percent for 2002.

    The most significant risks to the New York economic forecast pertain to the pace of layoffs related to the events of September 11, and the impact of both the disaster itself and deteriorating economic conditions on wages. The possibility of yet another terrorist attack on the New York City area poses a substantial negative risk to the DOB forecast. Fewer layoffs, stronger financial markets, and higher bonuses than projected would result in a stronger State economy than reflected in the current forecast. Similarly, greater job losses, weaker financial markets, and smaller bonus payments than expected would result in a weaker State economy.


    The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.


    The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

    New York City. The fiscal health of the State may be affected by the fiscal health of New York City (the "City") which continues to receive significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.


    The City, which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area accounts for a large portion of both the State's population and personal income. It is headquarters for the nation's securities business, and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of the three major radio and television broadcasting networks, most of the national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel.


    Continuing recovery, cleanup and repair efforts following the September 11, 2001 attack on the World Trade Center will result in substantial expenditures for the City. The U.S. Congress passed emergency supplemental legislation which authorized $40 billion for increased disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities, at least $20 billion of which was for disaster recovery activities and assistance in New York, Pennsylvania and Virginia. Congress has already appropriated over $10 billion toward this $20 billion commitment to recovery, and funding is currently available to reimburse localities for clean up costs, to reimburse hospitals for lost revenue, and to provide funding for job training activities and economic redevelopment. On March 9, 2002, the President signed nation-wide economic stimulus legislation, which includes $3 billion toward the $20 billion commitment in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the areas surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, authorized the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City and increase the small business expensing limit.

    Prior to September 11, 2001 the national and local economies had been weakening, reflecting lower business investment, increased unemployment, and declining consumer confidence. The destruction of the World Trade Center had a substantial impact on the City and its economy. Reduced economic activity lowered corporate profits, increased the rate of job loss, and reduced consumer spending, which reduced collection for several of the City's major economically sensitive tax revenues and negatively impacted tentative fiscal year 2003 property tax values for some parcels, especially in the downtown area. With the national economy beginning to recover from the recession, the prospects for the financial firms in the City are improving and a lift in the financial markets is expected.


    Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2000-2001 fiscal year.


    The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2001-2002 totaled $211.2 million.

    To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation in 2000 that created the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority has issued $436 million in bonds and $690 million in bond anticipation notes. The Authority may also impose financial plan requirements on Nassau County. The State paid $25 million in transitional assistance to the County in State fiscal year 2000-01 and $25 million in State fiscal year 2001-02. The Governor has proposed providing up to $50 million in State assistance to the County over the next two State fiscal years, which is subject to appropriation by the State Legislature. Allocation of any such assistance is contingent upon the Authority's approval of Nassau County's financial plan.

    Authorities. The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt materially and adversely affected if any of its public authorities default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2000, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State Public Authorities was almost $98 billion, only a portion of which constitutes State-supported or State-related debt.

    NORTH CAROLINA FUND

    General obligations of a city, town or county in North Carolina are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. Revenue bonds issued by North Carolina political subdivisions include (1) revenue bonds payable exclusively from revenue-producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non- profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of North Carolina. In addition, the North Carolina Fund is concentrated on Debt Obligations of North Carolina issuers and is subject to additional risk from decreased diversification as well as factors that may be particular to North Carolina or, in the case of revenue bonds payable exclusively from private party revenues or from specific state non-tax revenue, factors that may be particular to the related activity or payment party.

    Section 23-48 of the North Carolina General Statutes appears to permit any city, town, school district, county or other taxing district to avail itself of the provisions of Chapter 9 of the United States Bankruptcy Code, but only with the consent of the Local Government Commission of the State and of the holders of such percentage or percentages of the indebtedness of the issuer as may be required by the Bankruptcy Code (if any such consent is required). Thus, although limitations apply, in certain circumstances political subdivisions might be able to seek the protection of the Bankruptcy Code.

    State Budget and Revenues. The North Carolina State Constitution requires that the total expenditures of the State for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. In November 1996, the voters of the State approved a constitutional amendment giving the Governor the power to veto certain legislative matters, including budgetary matters.


    From 1994 until 1998, the State had a budget surplus, in part as a result of new taxes and fees and spending reductions put into place in the early 1990s. In addition, the State, like the nation, experienced economic recovery during the 1990s.

    Early in the 2000-2001 fiscal year the State anticipated a substantial General Fund budget shortfall. This shortfall was attributed to four major factors. First, the State was required to refund approximately $123 million of income tax refunds in the 2000-2001 fiscal year, payment that had been deferred from fiscal year 1999-2000. Second, the State was required to refund approximately $63.3 million in taxes and fees arising from lawsuits involving privilege fees charged to major automobile finance companies and involving the intangibles tax previously levied by the State. Third, the State's share of the federal Medicaid program generated expenditures approximately $108 million greater than the budgeted appropriation. Finally, due to a general slow down of the national economy, it was forecasted that actual general revenue realizations would be approximately $700 million less than the budgeted amount.

    The 2001 General Assembly enacted a State budget for the 2001-03 biennium totaling $53.9 billion, which included $26.6 billion for 2001-02 and $27.4 billion for 2002-03. This included funds to continue the current operations of State government as well as monies for capital improvements and other nonrecurring items. The total State budget is supported by the following four primary sources of revenues: General Fund (57%), Federal Funds (26.9%), Highway Funds/Highway Trust Fund (7.8%) and Other Funds (8.3%).

    The State is currently projecting an overall shortfall in the enacted General Fund budget for fiscal year 2001-2002 (which ends June 30, 2002) in the range of $875 million to $1.1 billion. The shortfall is primarily a result of an under-realization of budgeted revenues and an increase in Medicaid expenditures exceeding budgeted appropriations. Both the under-realization of revenues and the increased Medicaid expenditures can be attributed to the on-going national and North Carolina economic recession, the severity of which was deepened by the impact of the September 11, 2001 terrorist attacks.

    In January 2002 the State's rate of unemployment was 6.4% as compared to 5.5% in June 2001. It is currently estimated that the State's unemployment rate may rise through the remainder of fiscal year 2001-2002, peaking at around 6.5%.

    In addition, on April 11, 2002, the State Budget Officer, on behalf of Governor Easley, directed the State Controller to escrow one-half of the April 15, 2002 payment to be received under the National Tobacco settlement. These funds (in the amount of $60,766,180) were otherwise designated for deposit to the trust funds created for tobacco farmers and allotment holders and for health programs under the plan enacted by the General Assembly for disbursement of settlement payments. The remaining half of the tobacco settlement payment was made to Golden Leaf Foundation (the foundation responsible for using a portion of the settlement payments to help communities in North Carolina injured by the decline of tobacco).

    In addition, the State is currently projecting a substantial shortfall in the enacted General Fund budget for the 2002-2003 fiscal year. Based on current economic forecasts, the State anticipates that it will continue to experience an under-realization of budgeted revenues and that Medicaid expenditures will continue to exceed budgeted appropriations. On account of a number of uncertainties involved in predicting the State's revenues and expenses for the remainder of this fiscal year and in the next fiscal year, the State is not able at this time to predict the magnitude of the 2002-2003 fiscal year shortfall with accuracy. The State believes, however, that the shortfall will be at least as great as the shortfall in the current fiscal year. The State believes that in the event of such a shortfall, actions are available to the legislature and to the Governor that will assure that the State meets its constitutional mandate that the budget for each fiscal period be balanced.


    It is unclear what effect these developments at the State level may have on the value of the Debt Obligations in the North Carolina Fund.


    Pending Litigation. The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer, an adverse decision in any of these cases would not materially adversely affect the State's ability to meet its financial obligations.

    1. Hoke County et al. v. State of North Carolina, (formerly, Leandro et al.
    v. State of North Carolina and State Board of Education) - Funding of Public Education. On May 25, 1994, the plaintiffs in Leandro et al. v. State of North Carolina and State Board of Education filed suit in North Carolina Superior Court requesting a declaration that the public education system of the State, including its system of funding, (i) violates the State Constitution by failing to provide adequate or substantially equal education opportunities and denying due process of law, and (ii) violates various statutes relating to public education. Five other school boards and students in those jurisdictions intervened, alleging claims for relief on the basis of the high proportion of at-risk and high-cost students and their counties' systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied. On appeal, the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties, but remanded the case for trial on the claim for relief based on the Court's conclusion that the State Constitution guarantees every child the opportunity to obtain a sound basic education. On remand, the case, now known as Hoke Co. et al. v. State, focused on the education system in one county that was deemed to exemplify the conditions in low wealth school districts. The trial of the case was held in the fall of 1999. On October 26, 2000, the trial court, as part of a three-part ruling, concluded that at risk children in the State are constitutionally entitled to such pre- kindergarten educational programs as may be necessary to prepare them for higher levels of education and the "sound basic education" mandated by the Supreme Court. On March 26, 2001, the Court issued Section Three of the three-part ruling, in which the judge ordered all parties to investigate certain school systems to determine why they are succeeding without additional funding. The State filed a Notice of Appeal to the Court of Appeals, which resulted in the Court's decision to re-open the trial and call additional witnesses. That proceeding took place in the fall of 2001. On April 4, 2002, the trial court entered section four of its judgment. In section four, the trial court held that there are at-risk students who are not being provided with the equal opportunity to obtain a sound basis education and that the State, as opposed to the local boards of education, is responsible for correcting that deficiency in the State's system of education. The trial court directed the State to take whatever action was necessary to assure that every class was taught by a competent teacher, that every school was led by a competent principal and that every school has the resources to support an effective instructional program so that every child will have the opportunity to obtain a sound basic education. The court did not order any more specific relief or direct the State to expend additional resources on the schools. However, the court held that if additional resources were necessary to provide students with effective teachers, principals and programs, then the State was obligated to find these resources. The State has appealed this decision.

    2. N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al. - Use of Administration Payments. On December 14, 1998, plaintiffs, including county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties, filed suit in Superior Court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. The court ruled in favor of the plaintiffs on December 14, 2001.

    In the order, the trial court concludes that specifically identified monetary payments assessed and collected by state agencies are civil fines or penalties whose disposition is controlled by Article IX, Section 7 of the North Carolina Constitution. The trial court also concludes the statutes under which these funds are distributed are "unconstitutional and void" to the extent they provide that the money is to "go to agencies or for purposes other than the public schools." Based upon these conclusions of law, the court directs the "clear proceeds" of the affected civil fines and penalties be remitted to the public schools.

    The trial court also declares "unconstitutional and void" the portions of the State Civil Penalty and Forfeiture Fund and the State School Technology Fund which operate to collect in a central fund and equitably distribute civil fines and penalties to the State's school systems for the purpose of supporting local school technology plans. The order requires state agencies to remit civil fines and penalties directly to the local board(s) of education in the county in which the violation leading to the payment occurs for use in the board(s) discretion.

    Finally, the court determined a three-year statute of limitations applies, allowing the order to be enforced retroactively from the date the civil action was filed to include all affected civil fines and penalties collected by state agencies since December 1995. However, the court stayed the operation and enforcement of the order pending appeal.

    For the last fiscal year for which information was available to them, plaintiffs allege liability of approximately $84,000,000. Until this matter is resolved, any refunds and interest will continue to accrue. The State has appealed. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position on this matter.

    3. Southeast Compact Commission -- Disposal of Low-level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997 the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently asked the United States Supreme Court to accept its Complaint against North Carolina demanding the repayment, with interest, of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest and attorney fees. The Supreme Court denied this motion in August 2001. The State expects the Compact to continue this litigation in another forum. The North Carolina Attorney General's office believes that sound legal arguments support the State's position on this matter.

    The State is also involved in numerous claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State did not disclose other proceedings that are expected by the North Carolina Attorney General to materially adversely affect the State's ability to meet its financial obligations.

    General. The State is located on the Atlantic seacoast and is bordered by the states of South Carolina, Georgia, Tennessee and Virginia. The State has a land area, exclusive of waterways and lakes, of 48,718 square miles. During the period from 1980 to 1990 the State experienced a 12.9% increase in population, growing to 6,655,455 persons and maintaining its position as the tenth most populous state. According to the United States Census Bureau, the State's population following the 2000 Census was 8,049,313, making it the eleventh most populous state. The State has six municipalities with populations in excess of 100,000.

    Economic Characteristics. The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing and tourism. Nonagricultural wage and salary employment accounted for approximately 3,946,900 jobs in 2000. The largest single segment of jobs was approximately 1,033,700 in the service sector. Based on November 2001 data from the United States Bureau of Labor Statistic, the State ranked tenth nationally in nonagriculture employment and eighth nationally in manufacturing employment. As the State's economy has become less dependent upon agriculture and the goods and services producing sector of the economy has grown over the past several decades, per capita income has also significantly increased. During the period from 1990 to 2000, per capita income in the State grew from $17,367 to $26,842, an increase of 55%, according to the United States Department of Commerce, Bureau of Economic Analysis. During the same period, the labor force grew from 3,468,300 to 3,958,400, an increase of 14%, according to the North Carolina Employment Security Commission.

    The service industry sector constitutes the single largest job segment of the State's economy and employed approximately 26% of the State's work force in 2000. This industry includes a broad base of different occupations throughout the State, including banking, accounting, legal services and technology services.

    The trade sector is the second largest job segment of the State's economy, employing approximately 23% of the State's workforce in 2000. This industry includes wholesale and retail trade. The Research Triangle Park (the "Park"), located within Wake and Durham Counties, is one of the largest planned research parks in the world, covering over 7,000 acres of rolling, wooded landscape. Founded in 1959, it is approximately equidistant from Duke University in Durham, the University of North Carolina at Chapel Hill, and North Carolina State University in Raleigh, each of which provide research capabilities to industries located in the Park. The Park has grown steadily since its founding, with approximately 110 research facilities and approximately 140 organizations employing over 42,000 people presently located within the Park's boundaries, and has generated growth in the surrounding areas for homes and commercial and industrial sites.

    Charlotte, the State's largest city, is the second largest financial center in the United States, and serves as headquarters for financial institutions with assets of approximately $996 billion. The State's continued growth as a leading financial center in the Southeast is attributable to a number of factors. Among the most important factors are certain State laws permitting branch banking and the location of a branch of the Federal Reserve Bank of Richmond in Mecklenburg County. Bank of America Corporation and Wachovia Corporation, both headquartered in Charlotte, are two of the nation's five largest bank holding companies. As of September 30, 2001, Bank of America Corporation and Wachovia Corporation were ranked third and fourth in the nation, respectively, in terms of total assets.

    Agriculture is another basis element of the State's economy. In 2000, North Carolina's agricultural industry, including food, fiber and forest, contributed over $48 billion to the State's economy, accounted for over 22% of the State's income and employed approximately 21% of the State's workforce. Gross agricultural income was in excess of $7.4 billion in 2000, placing the State seventh in the nation in gross agricultural income. In 2000, the State ranked third in the nation in net farm income. North Carolina currently has the third most diversified agricultural economy in the nation. The diversity of agriculture in North Carolina and a continuing emphasis on marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 29% of gross agricultural income for 2000, followed by the pork industry at approximately 22%, nursery and greenhouse products at approximately 13% and the tobacco industry at approximately 12%. According to the State Commissioner of Agriculture, the State ranks first in the nation in the production of all tobacco, flue-cured tobacco, and sweet potatoes, second in hog production, trout, cucumbers for pickles, lima beans, turnip greens and Christmas tree production, and third in poultry and egg products.

    On November 23, 1998, 46 states' Attorneys General and the major tobacco companies signed a settlement agreement that, among other things, reimburses states for smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years pursuant to the settlement agreement. The settlement agreement was approved in North Carolina by a Consent Decree in December 1998. On March 16, 1999, the General Assembly enacted a law approving the establishment of a foundation that is responsible for using a portion of the settlement payments received under the Consent Decree to help communities in North Carolina injured by the decline of tobacco. The foundation will receive 50% of the settlement payments. A trust fund for tobacco farmers and allotment holders and a second trust fund for health programs, both created by the General Assembly, will each receive 25% of the settlement payments. As of June 30, 2001, the State has received a total of $140,272,000 in settlement payments.

    North Carolina is also one of the 14 states that have entered into a major settlement agreement with several cigarette manufacturers on behalf of tobacco growers and allotment holders. Approximately $1.9 billion of settlement payments (under the National Tobacco Growers Settlement Trust) are expected to be paid to North Carolina tobacco growers and allotment holders under this settlement agreement. Payments of this amount are expected to average $155 million per year over a 12-year period which began in 1999.

    The State's economy has historically enjoyed a strong manufacturing base. Manufacturing firms employ approximately 19% of the total nonagricultural workforce, resulting in the State being ranked eighth nationally in 2000 for manufacturing employment. The annual value of the State's manufacturing shipments totaled $175.1 billion in 2000, ranking eighth nationally. In 2000, the State led the nation in the production of textile mill and tobacco products, was second in the nation on furniture and fixtures production, and was among the nation's largest producers of electronics and other electrical equipment, industrial and commercial machinery and computer equipment. The strength of the State's manufacturing sector, particularly industrial machinery and equipment, has led to a growth in exports from approximately $15.7 billion in 1996 to approximately $17.9 billion in 2000 according to the United States Census Bureau, ranking the State thirteenth largest among the states in export trade. The growth in exports has also led to significant investment within the State by international firms. From 1991 to 1999, the number of international firms having established a presence in the State increased from 676 to 800, representing an 18% increase.

    The State's manufacturing sector has been impacted by the recent slowing national economy. While North Carolina has enjoyed unemployment rates that were typically less than the national average over the last ten years, the North Carolina Employment Security Commission has estimated the seasonally adjusted unemployment rate for December 2001 to be 6.5%, as compared with an unemployment rate of 5.8% nationwide.

    Travel and tourism is increasingly important to the State's economy. Travel and tourism had an approximately $12.6 billion economic impact in the State in 2000, representing a 6.5% increase over 1999. The North Carolina travel and tourism industry directly supports approximately 204,100 jobs, representing approximately 5.2% of total nonagricultural employment.

    Bond Ratings. Moody's rates North Carolina general obligation bonds as Aaa and Standard & Poor's rates such bonds as AAA.


    PENNSYLVANIA FUND
    State Economy. The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth's business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.


    Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $5.1 billion in crop and livestock products annually. Over 59,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands - nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products.

    Non-agricultural employment in Pennsylvania over the ten years ending in 2001 increased at an annual rate of 1.2 percent. This rate compares to a 1.6 percent rate for the Middle Atlantic region and 2.2 percent for the U.S.

    Non-manufacturing employment in Pennsylvania has increased in recent years to 84.4 percent of total non-agricultural employment in 2001. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 15.6 percent of 2001 total non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 2001, the services sector accounted for 33.4 percent of all non-agricultural employment while the trade sector accounted for 22.3 percent.

    Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 7.0 percent in 1991 and 7.6 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 4.4 percent in 1999 and
    4.7 percent in 2001. From 1997 through 2001, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. As of May 2002, the most recent month for which data is available, the seasonally adjusted unemployment rate for the Commonwealth was 5.7 percent, compared to 5.8 percent for the United States.


    State Budget. The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and (iii) a financial plan for not less than the succeeding five fiscal years, that includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.

    All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the Governor. Total appropriations enacted by the General Assembly may not exceed the ensuing year's estimated revenues, plus (less) the unappropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. The Constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.

    Pennsylvania uses the "fund" method of accounting for receipts and disbursements. For purposes of government accounting, a "fund" is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund's special regulations, restrictions or limitations. In the Commonwealth, over 110 funds have been established by legislative enactment or in certain cases by administrative action for the purpose of recording the receipt and disbursement of money's received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

    Financial information for the principal operation funds of the Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of ensuring compliance with the enacted operating budget. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. Financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.


    Financial Condition and Results of Operations (GAAP Basis). The five year period ending with fiscal 2001 was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years. Throughout the period inflation has remained relatively low, helping to restrain expenditure growth. Favorable economic conditions have helped total revenues and other sources rise at an annual average 5.3 percent rate during the five-year period. The growth rate for taxes was 4.0 percent. Other revenues, mostly charges for sales and services and investment income, increased at an average annual rate of 16.7 percent during the period. Expenditure and other uses during the fiscal 1997 through fiscal 2001 period rose at a 5.7 percent average rate.

    Assets in the Commonwealth's governmental fund types rose during fiscal 2001 by 1.5 percent to $11,461.9 million. Liabilities for the governmental fund types during fiscal 2001 increased by 6.0 percent to $4,941.7 million. A larger gain in assets than in liabilities during fiscal 2001 for governmental types produced a $116.3 million decline in equity and other credits at June 30, 2001. Equity and other credits at the end of fiscal 2001 totaled $6,520.2 million.

    The general fund balance at June 30, 2001 totaled $4,485.0 million, an increase of $221.4 million over the $4,263.6 million balance at June 30, 2000.


    Fiscal 1998 Financial Results (Budgetary Basis). Operations during the 1998 fiscal year increased the unappropriated balance of commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to reserves for transfer to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations total $223.3 million consisting of $73.3 million representing the required transfer of fifteen percent of the ending unappropriated surplus balance, plus an additional $150 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With these transfers, the balance in the Tax Stabilization Reserve Fund exceeds $668 million and represents 3.7 percent of fiscal 1998 revenues.

    Commonwealth revenues (prior to tax refunds) during the 1998 fiscal year totaled $18,123.2 million, $676.1 million (3.9 percent) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8 percent over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998. Receipts from the personal income tax produced the largest single component of higher revenues during fiscal 1998. Personal income tax collections were $416.6 million over estimate representing an 8.5 percent increase over fiscal 1997 receipts. Receipts of the sales and use tax were $6.2 million over estimate representing a 1.9 percent increase. Collections of all corporate taxes exceeded their estimate for the fiscal year, led by the capital stock and franchise tax and the corporate net income tax which were over estimate by
    7.8 percent and 2.7 percent, respectively. Non-tax revenues were $27.5 million (8.6 percent) over estimate, mostly due to greater than anticipated interest earnings for the fiscal year.

    Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million (excluding pooled financing expenditures and net of current year lapses). This amount represents an increase of 4.5 percent over fiscal 1997 appropriation expenditures.

    Fiscal 1999 Financial Results (Budgetary Basis). The 1999 fiscal year ended with an unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) of $702.9 million, an increase of $214.2 million from June 30, 1998. Transfers to the Tax Stabilization Reserve Fund totaled $255.4 million for fiscal year 1999, consisting of $105.4 million representing the statutory 15 percent of the fiscal year-end unappropriated surplus and an additional $150 million authorized by the General Assembly from the unappropriated surplus. The remaining $447.5 million balance of the unappropriated surplus was carried over to fiscal year 2000. The higher unappropriated surplus was generated by tax revenues that were $712.0 million (3.9 percent) above estimate and $61.0 million of non-tax revenue (18.4 percent) above estimate. Higher than anticipated appropriation lapses also contributed to the higher surplus. A portion of the higher revenues and appropriation lapses were used for supplemental fiscal 1999 appropriations totaling $357.8 million described below.

    Revenues from taxes for the fiscal year rose 3.9 percent after tax reductions enacted with the 1999 fiscal year budget that were estimated to be $241.0 million for the fiscal year. The sales and use tax represented the largest portion of the above-estimate of revenues. Receipts from this tax were $331.3 million, or 5.3 percent above the estimate and 7.4 percent above the prior fiscal year's receipts. Personal income tax receipts, especially those from estimated and final taxpayer filings, boosted receipts $299.5 million, or 4.7 percent above estimate for the fiscal year. Taxes paid through employee withholding were slightly below estimate. For the fiscal year, personal income tax receipts were 7.2 percent above those of the prior fiscal year. Among the taxes paid by corporations, only capital stock and franchise tax receipts exceeded estimates. Revenues from this tax were $144.5 million (15.1 percent) over estimate. The corporate net income tax and the various selective business taxes all recorded receipts below estimate. In aggregate, they were a net $68.5 million below estimate. Non-tax revenues, led by interest earnings due to higher available balances, were $61.0 million (18.4 percent) above estimate.

    Including supplemental appropriations and net of appropriation lapses, expenditures for fiscal 1999 totaled $18,144.9 million, a 5.9 percent increase over expenditures during fiscal 1998. Appropriations enacted for fiscal 1999 when the budget was originally adopted were 4.1 percent ($713.2 million) above the appropriations enacted for fiscal 1998 (including supplemental appropriations). Major increases in expenditures budgeted for fiscal 1999 at that time included: (i) $249.5 million in direct support of local school district education costs (local school districts also benefited from an estimated $104 million of reduced contributions by school districts to their workers' retirement costs from a reduced employer contribution rate); (ii) $60.4 million for higher education, including scholarship grants; (iii) $56.5 million to fund the correctional system, including $21 million to operate a new correctional facility; (iv) $121.1 million for long-term care medical assistance costs; (v) $14.4 million for technology and Year 2000 investments; (vi) $55.9 million to fund the first year's cost of a July 1, 1998 annuitant cost of living increase for state and school district employees; and (v) $20 million to replace bond funding for equipment loans for volunteer fire and rescue companies. In May 1999, along with the adoption of the fiscal 2000 budget, supplemental fiscal 1999 appropriations totaling $357.8 million were enacted. Of this amount, $200 million was appropriated for general obligation debt service above current needs; $59 million to accrue the fourth quarter Commonwealth contribution to the Public School Employees' Retirement System; and $90 million to the Public Welfare department to pay additional medical assistance costs estimated to occur in the 1999 fiscal year. These supplemental appropriations represent expected one-time obligations.


    Fiscal 2000 Financial Results (Budgetary Basis). At the end of the 2000 fiscal year, the unappropriated surplus balance (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from the fiscal 1999 year-end. The gain was due to higher than expected Commonwealth revenues and to appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. An amount of $107.7 million was transferred from the surplus to the Tax Stabilization Reserve Fund representing the required 15 percent annual transfer. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year for the General Fund. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4 percent, or $1,030.0 million, over the prior fiscal year. The amount authorized and reserved for tax refunds was increased by $171.0 million (26.6 percent) as actual fiscal 1999 tax refund payments exceeded the reserved amount. The additional tax refunds were made from fiscal 2000 reserves. After adjustment for reserves for tax refunds, net Commonwealth revenues were 4.6 percent above those of the prior fiscal year.


    Commonwealth tax revenues, net of an estimated $390.2 million of tax reductions enacted with the fiscal 2000 budget, increased by 5.2 percent for the fiscal year. Among the major tax sources, the sales tax increased by 6.2 percent, the personal income tax by 5.7 percent, and the corporate net income tax by 7.8 percent. Non-tax revenues increased by 13.6 percent ($53.5 million) largely from higher interest earnings. Higher than anticipated available cash balances and higher interest rates provided the higher interest earnings.

    Expenditures for the fiscal year (excluding pooled financing expenditures and net of appropriation lapses) were $19,171.0 million representing a 5.7 percent, or $1,026.0 million, increase over the prior fiscal year. Expenditures include $220.1 million in net supplemental appropriations enacted late in the fiscal year, primarily for corrections, education and public welfare programs. Also included in this amount is $103 million of capital projects funding, a non-recurring budget item. This amount funds several capital projects and will be in lieu of Commonwealth debt financing. Lapses of appropriation authority during the fiscal year totaled $255.3 million, including $124.3 million of prior fiscal year appropriation lapses. The lapsed appropriation amounts provided funding for the supplemental appropriations enacted.


    Fiscal 2001 Financial Results (Budgetary Basis). The following information is derived from the Commonwealth's unaudited budgetary basis financial statements. For the 2001 fiscal year, revenues were above estimates and expenditures were lower than projected, enabling the General Fund to end the fiscal year with an unappropriated surplus balance of $335.5 million. Expenditures from Commonwealth revenues for the fiscal year, net of appropriation lapses and intergovernmental transfer transaction contributions, totaled $19,966.2 million against Commonwealth revenues, net of tax refund and rebate reserves, of $19,691.1 million. Financial operations during the fiscal year caused the total unappropriated surplus balance to decline by $275 million as of June 30, 2001, an amount smaller than budgeted.

    Commonwealth revenues (prior to reserves for tax refunds) totaled $20,561.7 million, $81.2 million (0.4 percent) above the estimate made at the time the budget was enacted. Commonwealth tax revenues for the fiscal year increased by 1.4 percent over fiscal year 2000 tax receipts. The growth of tax receipts during the fiscal year was constrained by $444.6 million of tax reductions enacted for the fiscal year and the slowing rate of economic growth experienced in the nation and the state during this period. Among Commonwealth receipts for the fiscal year, the capital stock and franchise tax, the personal income tax and miscellaneous non-tax income were substantially higher than budgeted. Although fiscal year receipts from the capital stock and franchise tax were above budget estimates, receipts were
    1.9 percent below fiscal year 2000 receipts, in part, due to a tax rate cut effective during the fiscal year. Receipts from the personal income tax increased 6.0 percent for the fiscal year, largely due to earnings on invested balances. Major Commonwealth revenue sources whose actual revenues were significantly under their budgeted amounts include the corporate net income and the sales taxes. Corporate net income tax receipts, reflecting a trend of falling business profits, decline by 13.8 percent for fiscal year 2001. Sales tax receipts, though below budget, increased by 2.6 percent over receipts during the previous fiscal year.

    Reserves for tax refunds in fiscal year 2001 were $870 million, an increase of 6.7 percent over fiscal year 2000 reserves. Actual tax refund payments in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried over from one fiscal year to the next to decline. At the end of fiscal year 2001, approximately $184 milion of reserves were available for making tax refunds in the following fiscal year.

    Appropriations from Commonwealth funds in the enacted budget for fiscal year 2001 (including supplemental appropriations) were 2.9 percent over fiscal year 2000 appropriations. Major program areas receiving funding increases above the 2.9 percent average include basic education, higher education, and medical assistance.

    Fiscal 2002 Budget (Budgetary Basis). The enacted fiscal year 2002 budget provided for $20,689.9 million of appropriations from Commonwealth revenues, an increase of 3.5 percent over appropriations for fiscal year 2001. Commonwealth revenues are budgeted to total $20,361.1 million (after providing for enacted tax cuts), an increase of 3.4 percent over fiscal year 2001 actual receipts. The difference between the amount of projected revenues and appropriations budgeted is to be taken from the $335 million fiscal year beginning balance. The amount of the anticipated balance draw down does not take into consideration the possible availability of appropriation lapses that normally occur during a fiscal year and fund supplemental appropriations or increase unappropriated surplus.

    Through calendar year 2001 and the first quarter of 2002, economic growth in the nation and the state was below the projections used to estimate fiscal year 2002 revenues. A national economic recession during the fiscal year was not anticipated in budget estimates. Consequently, actual Commonwealth revenues for the fiscal year to-date through April 2002 were $773.1 million below estimate for that period, a shortfall of 4.4 percent. Corporation taxes were $345.5 million below estimate, a 9.8 percent shortfall to the year-to-date estimate. Personal income tax payments are $319.0 million below estimate through April reflecting the recession's effect on employment and income. Non-tax revenues have also been affected by the recession. Through April, non-tax revenues were $116.5 million below estimate for that period, primarily due to lower returns on investments than anticipated. In February 2002, the Commonwealth prepared its most recent revised forecast for Commonwealth revenues. At that time it estimated fiscal year 2002 revenues to be $678 million below budget estimates, a 3.2 percent reduction from the official budget estimate for the fiscal year. The Commonwealth has not made any official revisions to its revenue estimate for fiscal year 2002 subsequent to the February 2002 revision; however, on May 7, 2002, the Budget Secretary announced that fiscal year revenues may be $1.2 billion below estimate.

    Expenditure estimates for fiscal year 2002 have also been affected by the current economic recession, principally through trends for medical assistance caseloads and costs. Currently, the Commonwealth anticipates $78.7 million of supplemental appropriations to meet fiscal year costs, primarily to pay increased social service costs attributable to the recession. Additional supplemental appropriations may be required for certain programs whose expenditures are historically sensitive to economic conditions in the Commonwealth.

    Fiscal 2002 Budget. On June 29, 2002, the Governor signed into law the fiscal year 2003 budget. That budget provides for $20.696 billion of appropriations from Commonwealth revenues which is virtually equal to the appropriations for fiscal year 2002. In order to raise sufficient revenue to meet or exceed the fiscal year 2003 appropriations, the Commonwealth has made numerous miscellaneous changes to its tax, revenue and budget policies. The Commonwealth will increase the cigarette tax by 69 cents per pack, increase "tipping fees" by $4 per ton for waste haulers to dump trash at state landfills and appropriate approximately $750 million from the Tax Stabilization Reserve Fund. The Commonwealth did not increase sales, use, personal income, corporate net income or capital stock/ franchise tax rates.

    Debt Limits and Outstanding Debt. The Pennsylvania Constitution permits the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt;
    (iii) debt for capital projects subject to an aggregate outstanding debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance.

    Under the Pennsylvania Fiscal Code, the Auditor General is required to certify to the Governor and the General Assembly certain information regarding the Commonwealth's indebtedness. According to the February 28, 2002 Auditor General certificate, the average annual tax revenues deposited in all funds in the five fiscal years ended February 28, 2002 was approximately $23.0 billion, and, therefore, the net debt limitation for the 2002 fiscal year is approximately $35.5 billion. Outstanding net debt totaled approximately $4.7 billion at February 28, 2002. On February 28, 2002 the amount of debt authorized by law to be issued, but not yet incurred, was approximately $28.5 billion.


    Debt Ratings. All outstanding general obligation bonds of the Commonwealth are rated "AA" by S&P and "Aa2" by Moody's.

    City of Philadelphia. The City of Philadelphia (the "City" or
    "Philadelphia") is the largest city in the Commonwealth. Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992 which culminated in serious financial difficulties for the City.


    The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia, in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on May 15, 2001.

    No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $901.9 million in special tax revenue bonds outstanding as of June 30, 2001. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.


    S&P's rating on Philadelphia's general obligation bonds is "BBB." Moody's rating is currently "Baa1."

    Litigation. The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity effected by Act 152, approved September 28, 1978, as amended. Under Act 152, damages for any loss are limited to $250,000 per person and $1 million for each accident.

    SOUTH CAROLINA FUND
    Article X, Section 7(a) of the South Carolina Constitution requires that the General Assembly provide for a budgetary process to ensure that annual expenditures of State government may not exceed annual State revenues. Subsection (c) of Section 7 of Article X requires that the General Assembly prescribe by law a spending limitation on appropriations for the operation of State government such that annual increases in appropriations may not exceed the annual growth rate of the economy of the State; provided, however, that this limitation is subject to suspension by an affirmative vote in each House of the General Assembly by two-thirds of the members present and voting, but not less than three-fifths of the total membership in each House. Subsection (d) of Section 7 of Article X requires that the General Assembly shall prescribe by law a limitation on the number of State employees such that the annual increase in such number may not exceed the average growth rate of the population of the State; provided, however, that this limitation is subject to suspension by an affirmative vote in each House of the General Assembly by two-thirds of the members present and voting, but not less than three-fifths of the total membership in each House.

    Article III, Section 36 of the South Carolina Constitution requires the establishment of a General Reserve Fund for the purpose of covering operating deficits of State Government and a separate and distinct Capital Reserve Fund for the purpose of providing capital improvements or for retiring State bonds previously issued. Amounts in the Capital Reserve Fund may, as hereinafter described, be used to fund a year end deficit. The General Reserve Fund is required to be funded in an amount equal to 3% of the general fund revenue of the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits. The General Assembly is required to provide for the orderly restoration of funds withdrawn from the General Reserve Fund. The Constitutional provisions with respect to the General Reserve Fund require that the General Assembly provide for a procedure to survey the progress of the collection of revenue and the expenditure of funds and require the General Assembly to authorize and direct reduction of appropriations as may be necessary to prevent a deficit. Such provisions require that, should a year end operating deficit occur, so much of the General Reserve Fund as may be necessary must be used to cover the deficit. The amount so used must be restored to the General Reserve Fund within three fiscal years until the 3% requirement is again reached.

    The Capital Reserve Fund is required to be funded in an amount equal to 2% of the prior fiscal year's general fund revenues. The South Carolina Constitution requires that the General Assembly provide that, if revenue forecasts before April 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for that fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall be reduced to the extent necessary before any reduction is made in operating appropriations. If it is determined that the fiscal year has ended with an operating deficit, the South Carolina Constitution requires that funds in the Capital Reserve Fund shall be applied, to the extent necessary, to satisfy such deficit before withdrawing monies from the General Reserve Fund for such purpose.

    Fiscal responsibility in the State lies with the South Carolina State Budget and Control Board. The Governor is required to submit an Executive Budget to the General Assembly within five days after the beginning of each regular session. Such budget is required to conform to the funding requirements contained in Article III, Section 36 of the South Carolina Constitution. Regular sessions of the General Assembly begin on the second Tuesday of January in each year. In order to enable the Governor to present his budget to the General Assembly at the time required, the Governor is required, by law, to complete a survey of all departments, bureaus, divisions, offices, boards, commissions, institutions and other agencies to obtain information upon which to base his budget recommendations no later than November 1 of each year. In this connection, each of several State departments, bureaus, divisions, offices, boards, commissions, institutions and other agencies receiving or requesting financial aid from the State are required to report to the Governor in itemized form, no later than November 1, of each year, the amount needed or requested in the succeeding fiscal year. In addition, on or before November 1 of each year the State Comptroller General is required to furnish to the Governor detailed statements as to appropriations and expenditures for certain prior fiscal years and appropriation years. The State Comptroller General is also required to furnish to the Governor on or before December 1 of each year an estimate of the financial needs of the State itemized in accordance with the budget classifications adopted by the Budget and Control Board.

    The budget presented to the General Assembly by the Governor must be accompanied by detailed statements of prior year's revenues and expenditures, a statement of current assets and liabilities and other information with respect to the State's finances and economic condition. The General Assembly is authorized by law to increase or decrease items in the budget bill. The South Carolina Constitution mandates the General Assembly to provide a balanced budget and provides that if there be a casual deficit, such deficit shall be provided for in the succeeding fiscal year.

    As noted above, the South Carolina Constitution requires a procedure for the monitoring of revenues and expenditures with a view to a reduction of appropriations as may be necessary to prevent a deficit. For the purpose of providing projections and forecasts of revenues and expenditures and advising the Budget and Control Board on economic trends, the General Assembly established the Board of Economic Advisors. In particular with respect to the Constitutional requirement of monitoring revenues, statutory provisions require that the Board of Economic Advisors provide to the Budget and Control Board quarterly estimates of State revenues. If at the end of the first or second quarter of any fiscal year quarterly revenue collections are 4% or more below the amount projected for such quarter by the Board of Economic Advisors, the State Budget and Control Board is required, within 15 days of such determination, to take action to avoid a deficit at the end of such fiscal year.

    In 1993, the General Assembly provided that beginning with appropriations for fiscal year 1994-95, appropriations in the annual general appropriations act may not exceed the base revenue estimate. The base revenue estimate is defined as the lesser of (i) the total of recurring general fund revenues collected in the latest completed fiscal year before the General Assembly first considers the annual general appropriations bill plus an increase of 75% of the difference between the general fund revenue estimate of the Board of Economic Advisors for the upcoming fiscal year and the actual revenue collections from the latest completed fiscal year; or (ii) the Board of Economic Advisors general fund revenue estimate for the upcoming fiscal year.

    For many years, each annual Appropriations Act has contained a provision requiring the Budget and Control Board to monitor the collection of revenues and the expenditure of funds. The Appropriations Act for Fiscal Year 1994-95, Act 497 of 1994, Part I, Section 17G.36, provides that if, because of an inaccurate estimate of revenues, a deficit appears likely, the State Budget and Control Board shall effect such reductions of appropriations as may be necessary to prevent a deficit.

    Actions taken by the Budget and Control Board in the fiscal year ended June 30, 1992, reflect the required process of monitoring revenues and making adjustments to avoid a deficit. The fiscal year 1991-92 budget adopted in June 1991 was based on estimated revenues of $3.588 billion. On July 25, 1991, the Board of Economic Advisors advised the State Budget and Control Board that it projected revenues to be $148.3 million less than estimated in the 1991-92 Appropriations Act. In response, on July 30, 1991, the Budget and Control Board eliminated the Capital Reserve Fund appropriation of $65.8 million, reduced agency appropriations by $33.6 million and required agencies to set aside additional appropriations of $67.3 million. On February 10, 1992, the Board of Economic Advisors advised the Budget and Control Board that it had again revised its estimate of revenues downward by an additional $55 million. In response to this revised estimate, on February 11, 1992, the Budget and Control Board permanently reduced the $67.3 million in appropriations which were set aside on July 30, 1991, and further reduced appropriations by $27.2 million. Despite such actions, expenditures exceeded revenues by $38.2 million and, as required by the South Carolina Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall.

    For the fiscal year ended June 30, 1993, the Board of Economic Advisors on August 19, 1992, advised the Budget and Control Board that it projected revenues to be $195 million less than estimated in the 1992-93 Appropriations Act. On August 22, 1992, the Budget and Control Board responded by sequestering the Capital Reserve Fund of $86.1 million, reducing certain agency appropriations by $88.1 million based on each agency's fiscal year 1992-93 appropriation growth and requiring certain agencies to set aside an additional $88.1 million, also based on each agency's fiscal year 1992-93 appropriation growth. The method of reducing agency appropriations based on growth was challenged and the State Supreme Court deemed that such method was inappropriate. In response, the Budget and Control Board, on September 15, 1992, reduced agency appropriations on an across-the-board method by 4%. On November 10, 1992, the Budget and Control Board permanently reduced the $88.1 million in appropriations which were set aside on August 22, 1992. This action along with improved actual revenue collections created a budgetary surplus of $100,993,615.

    For the fiscal year ended June 30, 1994, the State had a budgetary surplus of $273.48 million. The General Assembly designated the application of most of this surplus, including a transfer to the Capital Reserve Fund in the amount of $66.83 million.

    For the fiscal year ended June 30, 1995, the State had a budgetary surplus of $393 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $73.4 million.

    For the fiscal year ended June 30, 1996, the State had a budgetary surplus of $316.7 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $80.5 million.

    For the fiscal year ended June 30, 1997, the State had a budgetary surplus of $297.8 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $83.6 million.

    For the fiscal year ended June 30, 1998, the State had a budgetary surplus of $254 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $86.9 million.

    For the fiscal year ended June 30, 1999, the State had a budgetary surplus of $410 million. The General Assembly designated the application of $322 million of this surplus, including a transfer to the Capital Reserve Fund in the amount of $92 million.

    For the Fiscal Year ended June 30, 2000, the State had a budgetary surplus of $213 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $97 million.


    As described previously, South Carolina law requires that the State Budget and Control Board take immediate action to avoid year-end deficits if, at the end of the first or second quarter of a Fiscal Year, base revenue collections are four percent or more below the amount projected for such quarter. Actions taken by the State Budget and Control Board in Fiscal Year ended June 30, 2001, reflected the required process of monitoring revenues and making adjustments to avoid a deficit. The revenue estimate for the State's Budgetary General Fund at the beginning of Fiscal Year 2000-2001 as enacted by the General Assembly totaled $5,316.9 million.

    On November 9, 2000, the State's Board of Economic Advisors reduced its base revenue estimate for Fiscal Year 2000-2001 by $96.9 million to $5,220.0 million. In response, the State Budget and Control Board at its November 21, 2000 meeting sequestered the State's Capital Reserve Fund of $98,610,931 as required by the State Constitution and the State's Fiscal Year 2001 Appropriation Act. Sequestration reduces appropriations to the Capital Reserve Fund to the extent necessary to avoid mandatory reductions in operating appropriations.

    On May 8, 2001, the State Budget and Control Board mandated 1% agency budget reductions totaling $48.1 million. Additionally, $45.7 million in agency appropriations lapsed as a result of suspension of a provision that, in some years, has allowed agencies to carry forward to the next fiscal year up to 10% of their unexpended appropriations. This provision was automatically suspended for the fiscal year because of sequestration of the Capital Reserve Fund. Other action resulted in a further deficit reduction of $1.9 million. Despite such actions, for the Fiscal Year ended June 30, 2001, expenditures exceeded revenues by $87.4 million, and as required by the South Carolina Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall.

    The General Reserve Fund Balance at the beginning of Fiscal Year 2000-2001 was $145.4 million and was increased during 2000-2001 by $2.5 million. Accordingly, the $87.4 million withdrawal at year-end left the reserve funded at $60.5 million. In accordance with the State Constitution, the General Reserve Fund must be restored within three years to its full-funding amount of 3% of the State's Budgetary General Fund revenues for the lastest completed fiscal year.

    On October 18, 2001, the Board of Economic Advisors reduced its Fiscal Year 2001-2002 General Fund Revenue estimate from $5,918.9 million to $5,608.9 million, a revenue reduction of $310 million. Additionally, the Board of Economic Advisors revised the estimate for a revenue transfer to the State's Tax Relief Trust Fund from $448.0 million to 460.7 million, which resulted in an additional $12.8 million reduction in anticipated revenue to the General Fund. The total Fiscal Year 2001-2002 shortfall based on the revised estimates is $322.8 million. Also, the Fiscal year 2001-2002 Appropriation Act contains approximately $67 million of appropriations for open-ended obligations which will be paid regardless of the revenue shortfall.

    In response to the Board of Economic Advisors' report, the State Budget and Control Board at its October 30, 2001 meeting took action to avoid year-end deficits in accordance with the State law requirement previously described. This action included sequestration of $100,134,739 from the State's Capital Reserve Fund; approval of an across-the-board reduction of General Fund appropriations of 4% for all agencies except where prohibited by proviso; and approval of a reduction of the local Government Fund to the level of Fiscal Year 2000-2001 allocations.

    The Board of Economic Advisors met on March 21, 2002 at the Governor's request to review the current year revenue trends. The Board of Economic Advisors determined that the pace of economic recovery would not yield revenue growth sufficient to meet the $5,608.9 million estimate. Accordingly, the Board of Economic Advisors lowered the General Fund estimate in Fiscal Year 2001-2002 by $92 million to $5,516.9 million. The Education Improvement Fund projection was also cut by $5 million.

    Additional deficit-avoidance measures will be required in the event of further shortfalls in revenues.

    South Carolina is primarily a manufacturing state. In 2000, one-fifth of all jobs in the state were in the manufacturing industry, compared to fourteen percent nationally. Although the textile industry is still the major industrial employer in the state, since 1950 the State's economy has undergone a gradual transition to other activities. In addition, the economic base of the State has diversified into other areas such as trade, health care, services, and durable goods manufacturing.


    Leading the growth in the durable goods manufacturing sector is the expansion of the automotive industry. In recent years, the State has become a leading component part supplier to the automotive industry which has helped such industries in the state as textiles, electronics, rubber and plastics, and metalworking. In 1975, French tire maker Michelin, established tire producing plants and its North American headquarters in the State. In 1987, Mack Truck established a truck producing plant in the state. The German-based Bavarian Motor Works opened an auto plant in 1994. Honda of America recently selected the State as the site of its production facility of all-terrain vehicles. The State is also home to automotive corporations such as Pirelli, Bridgestone/Firestone, and Freightliner. In 1999, Michelin announced an additional multi-million dollar investment in its production facilities in the State.

    The year 2000 was a solid year for announced capital investment in new plants and expansions in the State. The South Carolina Department of Commerce reported that manufacturers announced $6.1 billion in economic development projects during 2000. This investment is expected to create 35,132 new jobs at 1,628 companies. The State's right-to-work environment has permitted an opportunity for job growth in an industry dominated by unionized labor. These developments were assisted by the State's lowering of its Corporate Income Tax rate and the providing of improved tax incentives to encourage business development in the State during the 1980's.


    The State's economy tends to depend on the national economy. Real Gross Domestic Product (GDP) nationwide increased 4.1% during 2000. The nation's output expanded at a revised 4.1% in 1999 after a 4.3% increase in 1998. Inflation as measured by the Consumer Price Index increased at a rate of 3.4% during 2000 after increasing 2.2% in 1999 and 1.6% in 1998.

    During all of 2000 personal income grew at a revised average annual rate of 5.9% in the State. During the same period the nation's income grew 7.00% and the Southeast grew 6.5%. Over the period from 1995-2000 personal income in the State rose at a compounded annual rate of 6.0%, outpacing the 5.9% annual income growth rate in the Southeast region, but less than the 6.1% annual income growth in the United States for the same period.

    In 2000, employment increased 2.5% while the rate of employment growth in the United States was 2.2%. The unemployment rate for South Carolina in 2000 was 3.9%, while the unemployment rate in the United States was 4.0%.

    General Fund Revenues increased at a rate of 1.8% during the Fiscal Year ended June 30, 2001 over the previous Fiscal Year. The State finished the Fiscal Year ended June 30, 2001 with a revenue shortfall of $229 million below the Fiscal Year 2000-2001 Appropriation Act. Revenues through February 2002 were down 3.0% from last year's level.


    TENNESSEE FUND
    In 1978, the voters of the State of Tennessee approved an amendment to the State Constitution requiring that (1) the total expenditures of the State for any fiscal year shall not exceed the State's revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and (2) in no year shall the rate of growth of appropriations from State tax revenues exceed the estimated rate of growth of the State's economy. That amendment also provided that no debt obligation may be authorized for the current operation of any State service or program unless repaid within the fiscal year of issuance. The State's fiscal year runs from July 1 through June 30.


    In response to public demand for better public education throughout the State, the 1992 Tennessee General Assembly temporarily raised the State sales tax by 0.5% to 6%, effective April 1, 1992. This increase became permanent as a result of the 1993 legislative session.

    The State of Tennessee faces a recurring budget crisis for this fiscal year. Tennessee does not presently impose an income tax upon personal income and relies primarily on the sales tax for revenue. The Tennessee General Assembly is currently debating numerous tax reform proposals which include broadening the State sales tax and a 4.5% flat income tax. In recent years, the General Assembly has considered, but did not pass, income tax legislation. Tennessee's budget continues to fall short of projections each year, and the State Finance Administration is projecting a $480 million shortfall in the 2001-02 state budget. The recurring budget crisis could lead to financial difficulty for the state.

    The Tennessee economy generally tends to rise and fall in a roughly parallel manner with the U.S. economy. Like the U.S. economy, the Tennessee economy entered recession in the last half of 1990 which continued throughout 1991 and into 1992 as the Tennessee indexes of coincident and leading economic indicators trended downward throughout the period. However, the Tennessee economy gained strength during the latter part of 1992 and this renewed vitality steadily continued through 1993, 1994 and into 1995. During the latter half of 1995 and throughout calendar year 1996, the State's economy generally became inconsistent in its performance. In 1997 the State's economy began to reaccelerate, but it slowed in 1998, with only modest economic gains through 2001. Tennessee's economic growth has fallen behind the rate of economic growth for the nation. The short-term outlook for the State generally calls for slow improvement in economic trends through 2002 and into 2003.


    Tennessee taxable sales have been buoyed in recent years by sustained growth in the state economy, especially construction activity. Tennessee taxable sales were approximately $66.02 billion in 1997, approximately $66.25 billion in 1998, approximately $72.34 billion in 1999 and approximately $75.54 billion in 2000, an increase of approximately 4.43% over 1999. However, taxable sales have been a disappointment in recent quarters. Following weak growth of 3.2% in 2000, taxable sales contracted in 2001 at a 0.2% rate. Taxable sales are projected to grow only 2.3% in 2002 and 2003.

    The positive effects of Tourist and Tourism expenditures in Tennessee are substantial. It is difficult for economists to clearly identify all tourism expenditures, however, Tennessee is generally considered to be in the second quartile of all states in terms of tourism revenue. The Department of Tourism estimates that Tennessee had almost 40 million visitors in 1997, generating approximately $8.5 billion in revenue.


    Personal income grew 6.1% in 2000, but has been deteriorating since, slowing to only 3.8% in 2001. Quarterly personal income for Tennessee seasonally adjusted at annual rates has increased continuously for all of 1995, 1996, 1997, 1998, 1999 and 2000. Personal income growth is projected to yield a gain of 4.2% in 2002 before accelerating again to 5.2% growth in 2003. Inflation-adjusted personal income per capita is expected to grow at compounded annual growth rate of 2.5% through 2010. The State's personal income per capita is expected to rise to 93.6% of the national average by 2010, up from about 85% in 2001. Such growth is projected to reverse a trend started in the mid-1990s where the gap between the State and nation actually widened.

    The unemployment rate for 2002 is projected to be 5.6%, continuing a rising trend, but then began to shrink in the third quarter. The State unemployment rate is expected to fall to 5.1% in 2003, which is below the projected national average. Tennessee's non-agricultural job growth is projected to rise from 0.1% in 2002, to 1.5% in 2003.

    Historically, the Tennessee economy has been characterized by a slightly greater concentration in manufacturing employment than the U.S. as a whole. The Tennessee economy, however, has been undergoing a structural change in the last 20-25 years through increases in service sector and trade sector employment, and manufacturing employment in Tennessee has steadily declined on a percentage of work force basis. Service sector employment in Tennessee has climbed steadily since 1973, increasing its share of overall State non-agricultural employment from 14.5% to 29% in 2000. Over the same period, employment in manufacturing has declined from 33.9% to 20%, and employment in the trade sector has increased in the period from 1973 to 2000 from 20.4% to 25% of non-agricultural employment in 2000. It is predicted that the service industry sector will account for about 23% of the non-agricultural jobs in Tennessee in the year 2009. Accordingly, non-agricultural employment in Tennessee is relatively uniformly diversified today with approximately 20% in the manufacturing sector, approximately 29% in the service sector, approximately 25% in the trade sector, approximately 16% in government, approximately 5% in construction and 5% in finance, insurance and real estate.

    Manufacturing employment is one component of non-agricultural employment. Tennessee manufacturing employment decreased by about one quarter of one percent in 2000. The job losses remain most pronounced in the textile, apparel and leather industries. Between 2001 and 2002, over 28,000 jobs were lost in manufacturing, including 19,600 in durable goods and 8,700 in nondurable goods. Between 1991 and 2001, manufacturing has lost over 89,000 jobs, with nondurable goods employment down 56,700 and durable goods employment down 32,700.

    Agriculture also plays a vital role in the Tennessee economy. However, Tennessee has experienced a continued downward spiral in farm income. Tennessee tobacco acreage and income are expected to decline substantially in 2002 and short-term recovery is viewed as unlikely. Production agriculture contributed $1.97 billion to Tennessee's economy in 1999, a decline of more than 10% over similar contributions for the previous year. The inherent uncertainty in agricultural production and the uncertain future of federal legislation affecting agriculture make future agricultural production difficult to predict.


    Tennessee's population increased approximately 16.7% from 1990 to 2000. Tennessee's population increased 0.9% from 1998 to 1999. As of July 1, 2000, the State's population was estimated at approximately 5.69 million, making it the sixteenth most populous state in the U.S. A U.S. census study projects that Tennessee will be the sixth most popular destination for new residents coming from other states during the period from 1995-2025. Population growth in Tennessee is expected to come mostly in the major metropolitan areas (Memphis, Nashville, Knoxville and Chattanooga) over the next 10-15 years. Greatest growth is expected to occur in the Nashville MSA, which, in 1995, and for the first time, passed the Memphis MSA as the largest metropolitan population center in Tennessee. The largest population decline is expected in the rural counties of northwest Tennessee.


    Tennessee's general obligation bonds have been graded AA (credit watch negative implications) by Standard & Poor's. Moody's Investor Service has graded Tennessee general obligation bonds Aa2 (negative outlook). Tennessee's smallest counties have Moody's lower ratings ranging from Baa to B, in part due to these rural counties' limited economies that make them vulnerable to economic downturns. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular obligations contained in the Tennessee Fund may not be adversely affected by changes in economic or political conditions. Of Tennessee's four largest counties, the Nashville and Davidson County Metropolitan Government has an AA2 rating, Shelby County has an AA3 rating, Knox County has an AA2 rating and Hamilton County has an AA1 rating.


    VIRGINIA FUND
    The Constitution of Virginia limits the ability of the Commonwealth to create debt. An amendment to the Constitution requiring a balanced budget was approved by the voters on November 6, 1984.

    General obligations of cities, towns or counties are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under the Code of Virginia, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest.

    The economy of the Commonwealth of Virginia is based primarily on manufacturing, the government sector, agriculture, mining and tourism. The government sector includes defense and could be affected adversely by military base closings and other reductions in defense spending.


    The Commonwealth has maintained a high level of fiscal stability for many years due in large part to conservative financial operations and diverse sources of revenue. No significant new taxes or increases in the scope or amount of existing taxes were passed at the 2002 session of the General Assembly.

    WEST VIRGINIA FUND
    West Virginia is among the nation's leading states in coal, oil and gas production. However, West Virginia's economy continues to diversify and its dependence on coal mining, oil and gas is diminishing. Manufacturing services, the government sector, tourism and retail trades, among other industries, constitute an increasing part of the State's economy. Significant effort is also being made to enhance the wood products, poultry processing, and technology industries. West Virginia's tourism industry continues to grow and features skiing, whitewater rafting, biking and other outdoor activities. The Governor's Office and the State Legislature have placed great emphasis upon economic development and the Legislature has enacted a number of statutes designed to foster economic growth.

    Data compiled by the State of West Virginia Bureau of Employment Programs indicates that unemployment in West Virginia during 2001 (annual average) was 4.9%. However, the same source reports a significant increase in the unemployment rate during the first four months of 2002 ending with a reported April 2002 rate of 6.1%. The U.S. Department of Commerce announced in April 2002 that West Virginia continued to rank 49\t/\h/ among the states in terms of personal income, the same ranking as in 2000 and 1999.

    According to the West Virginia Debt Capacity Reports issued by the State Treasurer for the period ended June 30, 2001, the state had net tax supported debt of $1.366 billion of which 53.7% consists of general obligation bonds. Based upon commonly used definitions, this debt represents a potential burden of 5.53% on the state's general revenue fund. The recommended "cap" on this ratio is 5.00%. According to the same publication, Moody's rated West Virginia Aa3 as of December 31, 2000. Other ratios with regard to net tax supported debt are as a percentage of personal income 3.37% (recommended "cap" 3.0%), and as a percent of the assessed value of taxable property 2.75% (recommended "cap" of 2.0%).

    In 2001 and 2002, the State Legislature did not enact any significant new taxes or increase the scope or amount of existing taxes. However, in 2002 the Legislature eliminated several little used tax credit programs and streamlined and expanded the "supercredit" program which has been used extensively over the past decade.

    In 2002 the Legislature passed limited video gaming legislation meant to outlaw so-called "gray" video poker machines and to regulate and tax some 9,000 legalized machines. Additional tax revenues are expected from the tax on these machines. Finally, the Governor and the Legislature continue to consider issuing up to $3.9 billion of general obligation bonds to refinance the unfunded liability in three of the state's retirement systems. A court test case is anticipated. If authorized and issued, these bonds would increase the state's net tax supported debt from $1.3 billion to $5.2 billion. Around a dozen states have used bonds for this purpose during the last decade.

STATEMENT OF ADDITIONAL INFORMATION
PART II

Part II of this SAI describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" means each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.

  -----------------
  TABLE OF CONTENTS
  -----------------
                                                                          PAGE
I     Management of the Fund ...............................................  1
      Trustees/Officers ....................................................  1
      Investment Adviser ...................................................  1
      Administrator ........................................................  2
      Custodian ............................................................  2
      Shareholder Servicing Agent ..........................................  2
      Distributor ..........................................................  2
      Code of Ethics .......................................................  3
II    Principal Share Characteristics ......................................  3
      Class A Shares .......................................................  3
      Class B Shares, Class C Shares and Class I Shares ....................  4
      Waiver of Sales Charges ..............................................  4
      Dealer Commissions and Concessions ...................................  4
      General ..............................................................  4
III   Distribution Plan ....................................................  4
      Features Common to Each Class of Shares ..............................  4
      Features Unique to Each Class of Shares ..............................  5
IV    Investment Techniques, Practices, Risks and Restrictions..............  6
V     Net Income and Distributions .........................................  6
      Money Market Funds ...................................................  6
      Other Funds ..........................................................  7
VI    Tax Considerations ...................................................  7
      Taxation of the Fund .................................................  7
      Taxation of Shareholders .............................................  7
      Special Rules for Municipal Fund Distributions .......................  9
VII   Portfolio Transactions and Brokerage Commissions ..................... 10
VIII  Determination of Net Asset Value ..................................... 11
      Money Market Funds ................................................... 11
      Other Funds .......................................................... 11
IX    Performance Information .............................................. 12
      Money Market Funds ................................................... 12
      Other Funds .......................................................... 12
      General .............................................................. 13
      MFS Firsts ........................................................... 14
X     Shareholder Services ................................................. 15
      Investment and Withdrawal Programs ................................... 15
      Exchange Privilege ................................................... 17
      Tax-Deferred Retirement Plans ........................................ 18
XI    Description of Shares, Voting Rights and Liabilities ................. 19
      Appendix A -- Waivers of Sales Charges ............................... A-1
      Appendix B -- Dealer Commissions and Concessions ..................... B-1
      Appendix C -- Investment Techniques, Practices and Risks ............. C-1
      Appendix D -- Description of Bond Ratings ............................ D-1
      Appendix E -- Trustees and Officers -- Identification and Background . E-1
      Appendix F -- Investment Restrictions ................................ F-1

I    MANAGEMENT OF THE FUND

     TRUSTEES/OFFICERS
     BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations.

     TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.

     TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred compensation plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred compensation will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

          Trustees who retired on or prior to December 31, 2001 and who had served as Trustee for at least 5 years at the time of retirement are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

     INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

     INVESTMENT ADVISER
     The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds, except that MFS Series Trust XI has retained Vertex Investment Management, Inc. ("VIM" or with "MFS" collectively the "Adviser") as the investment adviser for the Vertex Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company). VIM is a wholly-owned subsidiary of MFS.

          The Adviser has retained, on behalf of one Fund, a sub-investment adviser to assist MFS in the management of the Fund's assets. A description of this sub-adviser, the services it provides and its compensation is provided under the caption "Management of the Fund -- Sub- Adviser" in Part I of this SAI for the Fund which uses this sub-adviser.

     INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

          The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

          The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

          The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

          The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

          The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.

          The Adviser is free to render investment and/or other services to others, but the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner. Whenever the Fund and one or more other funds or accounts advised by the Adviser have money available for investment, investments or opportunities to sell investments will be allocated in a manner believed by the Adviser to be fair and equitable to each client. The Adviser may cause the Fund to pay a broker or dealer a higher commission than another broker or dealer might have charged for effecting that transaction, if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the broker or dealer. For more information about the Fund's investment allocation and brokerage practices, see "Portfolio Transactions and Brokerage Commissions" below.

     ADMINISTRATOR
     MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement. Under this Agreement, the Fund pays MFS an administrative fee of up to 0.0175% on the first $2.0 billion; 0.0130% on the next $2.5 billion; 0.0005% on the next $2.5 billion; and 0.0% on amounts in excess of $7.0 billion, per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

     CUSTODIAN
     State Street Bank and Trust Company and Chase Manhattan Bank (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries and with respect to State Street Bank and Trust Company calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. State Street Bank and Trust Company also acts as the dividend disbursing agent of the Fund.

     SHAREHOLDER SERVICING AGENT
     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.1000%. In addition, MFSC will be reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. The Custodian has contracted with MFSC to perform certain dividend disbursing agent functions for the Fund.

     DISTRIBUTOR
     MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

     CODE OF ETHICS
     The Fund and its Adviser and Distributor have adopted a code of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the Securities and Exchange Commission (the "SEC"). See the back cover of the prospectus for information on obtaining a copy.

II   PRINCIPAL SHARE CHARACTERISTICS
     Set forth below is a description of Class A, B, C and I shares offered by the MFS Family of Funds. Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.

     CLASS A SHARES
     MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below). Certain purchases of Class A shares may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

          In addition, purchases made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:

     o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

          >    the plan had established an account with MFSC; and

          > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

               +    The employer had at least 25 employees; or

               + The total purchases by the retirement plan of Class A shares of the MFS Family of Funds (the MFS Funds) would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

     o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The retirement plan and/or sponsoring organization participates in the MFS Corporate Plan Services 401(k) Plan or any similar recordkeeping system made available by MFSC (referred to as the MFS participant recordkeeping system);

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

          > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

     o Investments in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

          > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class of classes of the MFS Funds.

          > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY.

     o Investment in class A shares by certain retirement plans subject to ERISA, if

     > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

     >    The plan records are maintained on a pooled basis by MFSC; and

     > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

     CLASS B SHARES, CLASS C SHARES AND CLASS I SHARES
     MFD acts as agent in selling Class B, and, if applicable, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale. Class B and C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

     WAIVER OF SALES CHARGES
     In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A, B and C shares are waived. These circumstances are described in Appendix A of this
     Part II. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, because the sales effort, if any, involved in making such sales is negligible, or in the case of certain CDSC waivers, because the circumstances surrounding the redemption of Fund shares were not foreseeable or voluntary.

     DEALER COMMISSIONS AND CONCESSIONS
     MFD pays commissions and provides concessions to dealers that sell Fund shares. These dealer commissions and concessions are described in Appendix B of this Part II.

     GENERAL
     Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.

III  DISTRIBUTION PLAN
     The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

          In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the caption "Expense Summary" in the Prospectus.

     FEATURES COMMON TO EACH CLASS OF SHARES
     There are features of the Distribution Plan that are common to each Class of shares, as described below.

     SERVICE FEES -- The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

     DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

     OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

          The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

     FEATURES UNIQUE TO EACH CLASS OF SHARES
     There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

     CLASS A SHARES -- Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

          No service fees will be paid: (i) to any dealer who is the holder or dealer or record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts.

          In the case of a retirement plan (or multiple plans maintained by the same plan sponsor) which has established accounts with MFSC, on or after April 1, 2000 and is, at that time, a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates pursuant to which such services are provided with respect to at least $10 million in plan assets, MFD may retain the service fee paid by the fund with respect to shares purchased by such plan for the first year after purchase. Dealers will become eligible to receive the ongoing applicable service fee with respect to such shares commencing in the 13th month following purchase.

          The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares (0.25% per annum for certain Funds). As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares (0.50% per annum for certain Funds), the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

     CLASS B SHARES -- Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

          Except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time.

          Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares).

     CLASS C SHARES -- Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

          This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

IV   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS
     Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V    NET INCOME AND DISTRIBUTIONS

     MONEY MARKET FUNDS
     The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

          For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses and net unrealized appreciation or depreciation on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

          Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) remains at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

          It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

     OTHER FUNDS
     Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders dividends equal to all of its net investment income with such frequency as is disclosed in the Fund's prospectus. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI   TAX CONSIDERATIONS
     The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

     TAXATION OF THE FUND
     FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

     MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

     TAXATION OF SHAREHOLDERS
     TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Any distributions from ordinary income and from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month, and paid during the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

          Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

     DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

     DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.

     U.S. TAXATION OF NON-U.S. PERSONS -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

     BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate then in effect on taxable dividends, including capital gain dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Under the Economic Growth and Tax Relief Reconciliation Act of 2001, the backup withholding rate is being reduced from the rate of 30%, in effect on January 1, 2002, to the rate of 28%, in a series of steps ending on January 1, 2006. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

     FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

     STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

     CERTAIN SPECIFIC INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income (as well as non-cash income described in the next paragraph) and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Any investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

     OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

     FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

     FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

          If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

     SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
     The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

     TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt- interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

     TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, the Fund does not expect that the non-tax-exempt portion of its net investment income, if any, will be substantial. Because the Fund expects to earn primarily tax-exempt interest income, it is expected that no Fund dividends will qualify for the dividends-received deduction for corporations.

     CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED TAX-EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion will be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that month.

     CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

     CONSEQUENCES OF REDEMPTION OF SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

     STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

VII  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
     Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

          In connection with the selection of broker dealers and the placing of Fund portfolio transactions, the Adviser seeks for the Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.

          The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks to execute the Fund's portfolio transactions. In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

          Consistent with the Advisory Agreement and applicable rules and regulations, the Adviser may consider sales of shares of the Fund and of other funds or accounts of the Adviser as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

          Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or its overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

          The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

          Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

          Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund.

          The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

          The investment advisory fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

          The Fund has entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of the Custodian, under which, with respect to any brokerage transactions directed to SSB, the Fund receives, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Fund, including the Fund's custodian fee. The Adviser receives no direct or indirect benefit from this arrangement.

          In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

VIII DETERMINATION OF NET ASSET VALUE
     The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding.

     MONEY MARKET FUNDS
     Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees which oversees the money market fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments which the Adviser under the supervision of the Fund's Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Fund's Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees which oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, it will take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

     OTHER FUNDS
     The following valuation techniques apply to each MFS Fund that is not a money market fund.

          Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq stock market system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq stock market system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees.

          All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

          The securities held by the fund that trade in foreign markets are usually valued on the basis of the most recent closing market prices at 4 p.m. Eastern time. Most foreign markets close before that time. For example, for securities primarily traded in the Far East, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. Eastern time will not be reflected in the fund's net asset value. However, if the fund determines that such developments are so significant that they will, in its judgment, clearly and materially affect the value of the fund's securities, the fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. Eastern time. A fund may fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open.

          All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

IX   PERFORMANCE INFORMATION

     MONEY MARKET FUNDS
     Each MFS Fund that is a money market fund will provide current annualized and effective annualized yield quotations based on the daily dividends of shares of the money market fund. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders.

          Any current yield quotation of a money market fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one share of that class at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of a money market fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. These yield quotations should not be considered as representative of the yield of a money market fund in the future since the yield will vary based on the type, quality and maturities of the securities held in its portfolio, fluctuations in short-term interest rates and changes in the money market fund's expenses.

     OTHER FUNDS
     Each MFS Fund that is not a money market fund may quote the following performance results.

     TOTAL RATE OF RETURN -- The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by any applicable CDSC and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return because the value of the initial account will not be reduced by any applicable sales charge and/or (iii) total rates of return which represent aggregate performance over a period or year- by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

          The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.

          As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

          Any total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

     YIELD -- Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class for the 30-day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of the period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expense of that class for the period by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations assume a maximum applicable sales charge in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares.

     TAX-EQUIVALENT YIELD -- The tax-equivalent yield for a class of shares of a Fund is calculated by determining the rate of return that would have to be achieved on a fully taxable investment in such shares to produce the after-tax equivalent of the yield of that class. In calculating tax-equivalent yield, a Fund assumes certain federal tax brackets for shareholders and does not take into account state taxes.

     CURRENT DISTRIBUTION RATE -- Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by (i) annualizing the distributions (excluding short-term capital gains) of the class for a stated period; (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and (iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and may be calculated over a different period of time. The Fund's current distribution rate calculation for Class B shares and Class C shares assumes no CDSC is paid.

     GENERAL
     From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

          From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

          The Fund may also use charts, graphs or other presentation formats to illustrate the historical correlation of its performance to fund categories established by Morningstar (or other nationally recognized statistical ratings organizations) and to other MFS Funds.

          From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning, including issues concerning social security; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(SM) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; the history of the mutual fund industry; investor behavior; and other similar or related matters.

          From time to time, the Fund may also advertise annual returns showing the cumulative value of an initial investment in the Fund in various amounts over specified periods, with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.

     MFS FIRSTS
     MFS has a long history of innovations.

     o 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

     o 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

     o 1932 -- One of the first internal research departments is established to provide in- house analytical capability for an investment management firm.

     o 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

     o 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

     o 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

     o 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

     o 1981 -- MFS(R) Global Governments Fund is established as America's first globally diversified fixed-income mutual fund.

     o 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

     o 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

     o 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

     o 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

     o 1989 -- MFS(R) Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

     o 1990 -- MFS(R) Global Total Return Fund is the first global balanced fund.

     o 1993 -- MFS(R) Global Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

     o 1993 -- MFS(R) becomes money manager of MFS(R) Union Standard(R) Equity Fund, the first fund to invest principally in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

X    SHAREHOLDER SERVICES

     INVESTMENT AND WITHDRAWAL PROGRAMS
     The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

     LETTER OF INTENT -- If a shareholder (other than a group purchaser described below) commits to invest a specific dollar amount of Class A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his or her dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, the shareholder will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

          Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36- month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

          If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

     RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when the shareholder's new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. A shareholder must provide MFSC (or the shareholder's investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

     SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. MFSC will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

     DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

     SYSTEMATIC WITHDRAWAL PLAN -- A shareholder may direct MFSC to send the shareholder (or anyone the shareholder designates) regular periodic payments based upon the value of the shareholder's account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

     INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to MFSC. The shareholder's account number and the name of the shareholder's investment dealer must be included with each investment.

     GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker- dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

     AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

          No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

          A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

     REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge). For shareholders who exercise this privilege after redeeming class A or class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A or class C shares (as applicable) will still be subject to a CDSC for up to one year from the date you originally purchased the shares redeemed.

          Until December 31, 2001, shareholders who redeem class B shares and then exercise their 90-day reinstatement privilege may reinvest their redemption proceeds either in

     o class B shares, in which case any applicable CDSC you paid on the redemption will be credited to your account, and your new shares will be subject to a CDSC which will be determined from the date you originally purchased the shares redeemed, or

     o class A shares, in which case the class A shares purchased will not be subject to a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

          After December 31, 2001, shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares may reinvest their redemption proceeds only in class A shares as described as the second option above.

          In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

     EXCHANGE PRIVILEGE
     Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC.

     EXCHANGES AMONG MFS FUNDS (excluding exchanges from MFS money market funds) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

     EXCHANGES FROM AN MFS MONEY MARKET FUND -- Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

     EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

     GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by MFSC) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

          Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

          Any state income tax advantages for investment in shares of each state- specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

     TAX-DEFERRED RETIREMENT PLANS
     Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements, the following:

     o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

     o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

     o    Simplified Employee Pension (SEP-IRA) Plans;

     o Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

     o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

     o    Certain other qualified pension and profit-sharing plans.

          The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

          An investor should consult with his or her tax adviser before establishing any of the tax-deferred retirement plans described above.

          Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar Section 401(a) or 403(b) recordkeeping program made available by MFSC.

     INFORMATION AVAILABLE TO SHAREHOLDERS
     The Fund will make available to shareholders, upon reasonable request, information on its portfolio holdings and capital gain and loss positions in accordance with its operating policies concerning the release of such information, which may be changed at any time at the discretion of the Fund without notice to shareholders.

XI   DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
     The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

          Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

          Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

          The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

          The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has granted enforcement no-action relief for involuntary redemptions in limited circumstances.

          Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

          The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

          The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

          The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

          The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

  --------------------
  PART II - APPENDIX A
  --------------------

     WAIVERS OF SALES CHARGES
     This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). Some of the following information will not apply to certain funds in the MFS Family of Funds, depending on which classes of shares are offered by such fund. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

I    WAIVERS OF ALL APPLICABLE SALES CHARGES
     In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

     DIVIDEND REINVESTMENT
          o    Shares acquired through dividend or capital gain reinvestment;
               and

          o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.

     CERTAIN ACQUISITIONS/LIQUIDATIONS
          o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

     AFFILIATES OF AN MFS FUND/CERTAIN DEALERS
     Shares acquired by:

          o Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

          o Trustees and retired trustees of any investment company for which MFD serves as distributor;

          o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

          o    Employees or registered representatives of dealers;

          o Certain family members of any such individual and their spouses or domestic partners identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

          o    Institutional Clients of MFS or MFS Institutional Advisors, Inc.

     INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)
          o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

     RETIREMENT PLANS (CDSC WAIVER ONLY)
     Shares redeemed on account of distributions made under the following circumstances:

          o    Individual Retirement Accounts ("IRAs")

               >    Death or disability of the IRA owner.

          o Section 401(a) Plans ("401(a) Plans") and Section 403(b) Employer Sponsored Plans ("ESP Plans")

               > Death, disability or retirement of 401(a) or ESP Plan participant;

               >    Loan from 401(a) or ESP Plan;

               >    Financial hardship (as defined in Treasury Regulation
                    Section 1.401(k)-1(d)(2), as amended from time to time);

               > Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

               >    Tax-free return of excess 401(a) or ESP Plan contributions;

               > To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS Corporate Plan Services 401(k) Plan or another similar recordkeeping system made available by MFSC (the "MFS Participant Recordkeeping System");

               > Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or
                    (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived; and

               > Shares purchased by certain retirement plans or trust accounts if: (i) the plan is currently a party to a retirement plan recordkeeping or administration services agreement with MFD or one of its affiliates and (ii) the shares purchased or redeemed represent transfers from or transfers to plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.

          o    Section 403(b) Salary Reduction Only Plans ("SRO Plans")

               >    Death or disability of SRO Plan participant.

          o Nonqualified deferred compensation plans (currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates)

               > Eligible participant distributions, such as distributions due to death, disability, financial hardship, retirement and termination of employment.

     CERTAIN TRANSFERS OF REGISTRATION
     (CDSC WAIVER ONLY)
     Shares transferred:
          o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

          o From a single account maintained for a 401(a) Plan to multiple accounts maintained by MFSC on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS Corporate Plan Services 401(k) Plan or another similar recordkeeping system made available by MFSC.

     LOAN REPAYMENTS
          o Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS Corporate Plan Services 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

II   WAIVERS OF CLASS A SALES CHARGES

     In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

     WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
          o Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.

     INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS
          o    Shares acquired by insurance company separate accounts.

     SECTION 529 PLANS
     Shares acquired by college savings plans qualified under Section 529 of the Internal Revenue Code whose sponsors or administrators have entered into an administrative services agreement with MFS Fund Distributors, Inc. ("MFD") or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

     RETIREMENT PLANS

          o    Administrative Services Arrangements

               > Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

               > Shares acquired by retirement plans whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and whose third party administrator or dealer has entered into an administrative services agreement with MFD or one of its affiliates under which MFD or one of its affiliates performs certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one of its affiliates.

          o    Reinvestment of Distributions from Qualified Retirement Plans

               > Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

          o    Reinvestment of Redemption Proceeds from Class B Shares

               > Shares acquired by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and whose account application was received by MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

               > Shares acquired by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and whose account application is received by MFD on or after April 2, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with the current market value of the plan's existing Class A shares.

          o    Retirement Plan Recordkeeping Services Agreements

               > Where the retirement plan is, at that time, a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates pursuant to which certain of those services are provided by Benefit Services Corporation or any successor service provider designated by MFD.

               > Where the retirement plan has established an account with MFSC on or after January 1, 2000 and is, at that time, a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates pursuant to which such services are provided with respect to at least $10 million in plan assets.

          o    MFS Prototype IRAs

               > Shares acquired by the IRA owner if: (i) the purchase represents the timely rollover of distribution proceeds from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds or liquidation of plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.

     SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
     CIRCUMSTANCES:
          o    IRAs

               > Distributions made on or after the IRA owner has attained the age of 5912 years old; and

               >    Tax-free returns of excess IRA contributions.

          o    401(a) Plans

               > Distributions made on or after the 401(a) Plan participant has attained the age of 5912 years old; and

               > Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

          o    ESP Plans and SRO Plans

               > Distributions made on or after the ESP or SRO Plan participant has attained the age of 5912 years old.

          o    401(a) Plans and ESP Plans

               > where the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

               > where the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, MFSC that the retirement plan (or multiple plans maintained by the same plan sponsor) has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more (applies only when the certification was received by MFSC on or prior to March 30, 2001) or $1,000,000 or more (applies only when the certification is received by MFSC on or after April 2,
                    2001), invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

     provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or (b) with respect to plans which establish an account with MFSC prior to November 1, 1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

     BANK TRUST DEPARTMENTS AND LAW FIRMS
          o Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

     INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES.
          o The initial sales charge imposed on purchases of Class A shares, and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.

III  WAIVERS OF CLASS B AND CLASS C SALES CHARGES
     In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

     SYSTEMATIC WITHDRAWAL PLAN
          o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

     DEATH OF OWNER
          o Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit, of the deceased individual.

     DISABILITY OF OWNER
          o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC).

     RETIREMENT PLANS.
     Shares redeemed on account of distributions made under the following circumstances:

          o    IRAs, 401(a) Plans, ESP Plans and SRO Plans

               > Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules;

               > Salary Reduction Simplified Employee Pension Plans ("SAR-SEP Plans");

               > Distributions made on or after the SAR- SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

               >    Death or disability of a SAR-SEP Plan participant.

          o    401(a) and ESP Plans Only (Class B CDSC Waiver Only)

               > By a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established an account with MFSC between July 1, 1996 and December 31, 1998; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or
                    (iii) is acquired by, merged into, or consolidated with any other entity.

               > By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15,
                    1998). A plan with a pre-existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.

  --------------------
  PART II - APPENDIX B
  --------------------

     DEALER COMMISSIONS AND CONCESSIONS
     This Appendix describes the various commissions paid and concessions made to dealers by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

     CLASS A SHARES
     Purchases Subject to an Initial Sales Charge. For purchases of Class A shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to dealers (which are alike for all dealers), as shown in Appendix D to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix D to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

          THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS WHOSE SPONSORING ORGANIZATIONS SUBSCRIBE TO THE MFS PARTICIPANT RECORDKEEPING SYSTEM, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

          Purchases Subject to a CDSC (but not an Initial Sales Charge). For purchases of Class A shares subject to a CDSC, MFD pays commissions to dealers on new investments made through such dealers as follows:

     COMMISSION
     PAID BY MFD
     TO DEALERS               CUMULATIVE PURCHASE AMOUNT
     ---------------------------------------------------------------------------
     1.00%                    On the first $2,000,000, plus
     0.80%                    Over $2,000,000 to $3,000,000, plus
     0.50%                    Over $3,000,000 to $50,000,000, plus
     0.25%                    Over $50,000,000

          Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

          In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

          THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS WHOSE SPONSORING ORGANIZATIONS SUBSCRIBE TO THE MFS PARTICIPANT RECORDKEEPING SYSTEM, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

          PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). For purchases of Class A shares subject to a CDSC, MFD pays commissions to dealers on new investments made through such dealers as follows:

     COMMISSION
     PAID BY MFD
     TO DEALERS                 CUMULATIVE PURCHASE AMOUNT
     --------------------------------------------------------------------------
     1.00%                      On the first $1,000,000 to $4,000,000, plus
     0.50%                      Over $4,000,000 to $25,000,000, plus
     0.25%                      Over $25,000,000

          Dealers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

     CLASS B SHARES
     For purchases of Class B shares, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

          For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

          For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which has established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998), MFD pays no up front commissions to dealers, but instead pays an amount to dealers equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

     CLASS C SHARES
     For purchases of Class C shares, MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase.

     ADDITIONAL DEALER COMMISSIONS/CONCESSIONS
     Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/ or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

          For most of the MFS Funds:

          o In lieu of the sales commission and service fees normally paid by MFD to broker-dealers of record as described in the Prospectus, MFD has agreed to pay Bear, Stearns & Co. Inc. the following amounts with respect to Class A shares of the Fund purchased through a special retirement plan program offered by a third party administrator: (i) an amount equal to 0.05% per annum of the average daily net assets invested in shares of the Fund pursuant to such program, and (ii) an amount equal to 0.20% of the net asset value of all net purchases of shares of the Fund made through such program, subject to a refund in the event that such shares are redeemed within 36 months.

          o Until terminated by MFD, the Funds' distributor, MFD will incur, on behalf of H. D. Vest Investment Securities, Inc., the initial ticket charge of $15 with respect to purchases of shares of any MFS fund made through VESTADVISOR accounts. MFD will not incur such charge with respect to redemption or repurchases of fund shares, exchanges of fund shares, or shares purchased or redeemed through systematic investment or withdrawal plans.

          o The following provisions shall apply to any retirement plan (each a "Merrill Lynch Business Market Plan", formerly known as the Merrill Lynch Daily K Plan) whose records are maintained on a daily valuation basis by either Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), or by an independent recordkeeper (an "Independent Recordkeeper") whose services are provided through a contract or alliance arrangement with Merrill Lynch, and with respect to which the sponsor of such plan has entered into a recordkeeping service agreement with Merrill Lynch (a "Merrill Lynch Recordkeeping Agreement").

                    The initial sales charge imposed on purchases of Class A
               shares of the Funds, and the contingent deferred sales charge ("CDSC") imposed on certain redemptions of Class A shares of the Funds, is waived in the following circumstances with respect to a Merrill Lynch Business Market Plan:

               (i) if, at conversion, such Plan has $3 million or more in total record-kept assets invested in broker-dealer sold funds not advised or managed by Merrill Lynch Asset Management LP ("MLAM") that are made available pursuant to agreements between Merrill Lynch and such funds' principal underwriters or distributors, and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

               (ii) if such Plan's records are maintained by an Independent Recordkeeper and, at conversion, such Plan has $3 million or more in record-kept assets; or

               (iii) if such Plan has 500 or more eligible employees, as
                     determined by the Merrill Lynch plan conversion manager on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement.

          The CDSC imposed on redemptions of Class B shares of the Fund is waived in the following circumstances with respect to a Merrill Lynch Business Market Plan:

               (i) if, at conversion, such Plan has less than $3 million in assets invested in Applicable Investments;

               (ii) if such Plan's records are maintained by an independent recordkeeper and at conversion, such Plan has less than $3 million dollars in assets; or

               (iii) if such Plan has fewer than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement.

          No front-end commissions are paid with respect to any Class A or Class B shares of the Fund purchased by any Merrill Lynch Business Market Plan.

     FOR MFS(R) UNION STANDARD(R) EQUITY FUND, ONLY:

     o The initial sales charge on Class A shares will be waived on shares purchased using redemption proceeds from a separate institutional account of Connecticut General Life Insurance Company with respect to which MFS Institutional Advisors, Inc. acts as investment adviser. No commissions will be payable to any dealer, bank or other financial intermediary with respect to shares purchased in this manner.

     FOR MFS(R) EMERGING GROWTH FUND, MFS(R) RESEARCH FUND, MFS(R) CAPITAL OPPORTUNITIES FUND AND MFS(R) MONEY MARKET FUND, ONLY:

     o Class A shares of the Fund may be purchased at net asset value by one or more Chilean retirement plans, known as Administradores de Fondos de Pensiones, which are clients of the 1850 K Street N.W., Washington D.C. office of Dean Witter Reynolds, Inc. ("Dean Witter").

          MFD will waive any applicable contingent deferred sales charges upon redemption by such retirement plans on purchases of Class A shares over $1 million, provided that (i) in lieu of the commissions otherwise payable as specified in the prospectus, MFD will pay Dean Witter a commission on such purchases equal to 1.00% (including amounts in excess of $5 million) and (ii) if one or more such clients redeem all or a portion of these shares within three years after the purchase thereof, Dean Witter will reimburse MFD for the commission paid with respect to such shares on a pro rata basis based on the remaining portion of such three-year period.

     FOR FUNDS (EXCEPT MONEY MARKET)

     Until terminated by MFD, the following provisions shall apply to the initial purchase of Class A shares of any Fund which is held in an MFS sponsored IRA account, the broker-dealer of record of which may be specified from time-to- time by MFD pursuant to certain requirements (the "Dealer"), and the assets of which are transferred from an IRA account sponsored by certain other mutual fund complexes designated by MFS:

     o The initial sales charge imposed on the purchase of Class A shares of the Funds, and the contingent deferred sales charge ("CDSC") imposed on certain redemptions of Class A shares of the Funds, is waived, and

     o In lieu of the sales commission and service fees normally paid by MFD to broker-dealers of record as described in the prospectus, MFD has agreed to pay the Dealer (i) a 1% commission at the time of each initial purchase; and (ii) commencing on a date thirteen months from the date of the purchase, an amount equal to 0.25% per annum of the average daily net asses invested in shares of the Fund.

  --------------------
  PART II - APPENDIX C
  --------------------

     INVESTMENT TECHNIQUES, PRACTICES AND RISKS
     Set forth below is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices.

     INVESTMENT TECHNIQUES AND PRACTICES DEBT SECURITIES
     To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

     ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

          COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
     SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

          Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

          The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

          CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

          Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

          MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass- through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

          Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

          Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

          The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

          Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

          FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

          STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

          SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

          CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

          The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

          LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

          These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

          Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

          The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

          LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

          While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

          MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

          If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

          Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

          Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

          Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

          The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

          The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

          U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the GNMA; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the FNMA.

          U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

          VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

          ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

     EQUITY SECURITIES
     The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

          A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

     FOREIGN SECURITIES EXPOSURE
     The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

     BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

     DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non- U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

          ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

     DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

     EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

     o Company Debt -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

     o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

     o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

          Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

     o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

     o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

          The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

          The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

     o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

          Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

          The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

          To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

          Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

     o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

     FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

          Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

     FORWARD CONTRACTS
     The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

          A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

          If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

          The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

          The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

          The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

     FUTURES CONTRACTS
     The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

          A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

          The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

          Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

          Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

          Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

          The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

          Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

     INDEXED SECURITIES
     The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

          The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

     INVERSE FLOATING RATE OBLIGATIONS
     The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

     INVESTMENT IN OTHER INVESTMENT COMPANIES
     The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

          OPEN-END FUNDS. The Fund may invest in open-end investment companies.

          CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

     LENDING OF PORTFOLIO SECURITIES
     The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

     LEVERAGING TRANSACTIONS
     The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

     BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

     MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

          If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

     REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

     OPTIONS
     The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this
     Appendix:

     OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

     OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

          An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

          A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

          Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
     (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

          The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

          The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

     OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

          A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
     (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

          Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

          The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

          The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

          The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

          The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

     OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

          The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

          The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

          The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

          The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

     RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

     "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

          Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

     REPURCHASE AGREEMENTS
     The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

          The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

     SHORT SALES
     The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

          The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

          Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

          The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

     SHORT TERM INSTRUMENTS
     The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

     SWAPS AND RELATED DERIVATIVE INSTRUMENTS
     The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

          Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

          For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

          The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

          The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

          The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

          If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

          The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

     TEMPORARY BORROWINGS
     The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

     TEMPORARY DEFENSIVE POSITIONS
     During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

     "WHEN-ISSUED" SECURITIES
     The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

     SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

     RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
     PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

          If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

          The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

          The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

          Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

          In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

          The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

          Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

     RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

          With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

     RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

          The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

          The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

     POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

     POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

     RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

     RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
     Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

          Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

          Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

          Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

          In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

          Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

          Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

  --------------------
  PART II - APPENDIX D
  --------------------

                           DESCRIPTION OF BOND RATINGS

     The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                        STANDARD & POOR'S RATINGS SERVICES

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: Subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A "C" rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-) The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                            FITCH IBCA, DUFF & PHELPS

     AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

     DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. DD indicates expected recoveries in the range of 50% - 90% and D the lowest recovery potential, i.e. below 50%.

     NOTES

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, or to categorize below "CCC".

     "NR" indicates that Fitch does not rate the issuer or issue in question.

     "WITHDRAWN": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

  --------------------
  PART II - APPENDIX E
  --------------------

     TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
     The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

     TRUSTEES

     JEFFREY L. SHAMES*, Chairman and President (born 6/2/55) Massachusetts Financial Services Company, Chairman and Chief Executive Officer

     JOHN W. BALLEN* (born 9/12/59)
     Massachusetts Financial Services Company, President and Director

     KEVIN R. PARKE* (BORN 12/14/59)
     Massachusetts Financial Services Company, Executive Vice President and Chief Investment Officer

     LAWRENCE H. COHN, M.D. (born 3/11/37)
     Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School, Professor of Surgery
     Address: Boston, Massachusetts

     THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
     Edmund Gibbons Limited (diversified holding company), Chief Executive Officer; Colonial Insurance Company Ltd., Director and Chairman; Bank of Butterfield, Chairman (until 1997)
     Address: Hamilton, Bermuda

     WILLIAM R. GUTOW (born 9/27/41)
     Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman
     Address: Dallas, Texas

     J. ATWOOD IVES (born 5/1/36)
     Private investor; Eastern Enterprises (diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000); KeySpan Corporation (energy related services), Director
     Address: Boston, Massachusetts

     ABBY M. O'NEILL (born 4/27/28)
     Private investor; Rockefeller Financial Services, Inc. (investment advisers), Chairman and Chief Executive Officer
     Address: New York, New York

     LAWRENCE T. PERERA (born 6/23/35)
     Hemenway & Barnes (attorneys), Partner
     Address: Boston, Massachusetts

     WILLIAM J. POORVU (born 4/10/35)
     Harvard University Graduate School of Business Administration, Adjunct Professor; CBL & Associates Properties, Inc. (a real estate investment trust), Director; The Baupost Fund (a mutual fund), Vice Chairman and Trustee
     Address: Cambridge, Massachusetts

     J. DALE SHERRATT (born 9/23/38)
     Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001); Paragon Trade Brands, Inc. (disposable consumer products), Director
     Address: Boston, Massachusetts

     ELAINE R. SMITH (born 4/25/46)
     Independent consultant
     Address: Weston, Massachusetts

     WARD SMITH (born 9/13/30)
     Private investor
     Address: Hunting Valley, Ohio

     OFFICERS

     JAMES R. BORDEWICK, JR.,* Assistant Secretary and Assistant Clerk (born 3/6/59)
     Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

     MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
     Massachusetts Financial Services Company, Vice President (since March
     1997); Putnam Investments, Vice President (prior to March 1997)

     STEPHEN E CAVAN,* Secretary and Clerk (born 11/6/53)
     Massachusetts Financial Services Company, Senior Vice President General Counsel and Secretary

     ROBERT R. FLAHERTY,* Assistant Treasurer (born 9/18/63)
     Massachusetts Financial Services Company, Vice President (since August
     2000); UAM Fund Services, Senior Vice President (prior to August 2000)

     ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)
     Massachusetts Financial Services Company, Vice President

     JAMES O. YOST,* Treasurer (born 6/12/60)
     Massachusetts Financial Services Company, Senior Vice President

     ----------------
     *"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

     Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Shames, a Director of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates.

  --------------------
  PART II - APPENDIX F
  --------------------

     INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

     As fundamental investment restrictions, the Fund may not:

               (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

               (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

               (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

               (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

               (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

     The following fundamental investment restriction (6) is also included in each Fund's investment restrictions as noted by Fund below:

     FOR THE MFS GLOBAL HEALTH SCIENCES FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest 25% or more of its assets in companies engaged in the health sciences industries.

     FOR THE MFS GLOBAL TELECOMMUNICATIONS FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in a group of related telecommunications industries.

     FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

     FOR THE MFS HIGH INCOME FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

     FOR THE MFS UTILITIES FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

     FOR ALL OTHER FUNDS:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

     IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     FOR THE MFS GOVERNMENT MORTGAGE FUND:

     The Fund will not:

               (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation; and

               (2) invest in any security other than (i) Government securities and related options, futures, options on futures and repurchase agreements, and (ii) securities of other investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, all of whose assets will be invested in Government securities and related options, futures, options on futures and repurchase agreements.

     FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

     The Fund will not:

               (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

     FOR ALL OTHER FUNDS:

     The Fund will not:

               (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

     FOR ALL FUNDS:

     Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081

DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
2 Avenue de Lafayette, Boston, MA 02111-1738
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

[MFS LOGO]
INVESTMENT MANAGEMENT

500 Boylston Street, Boston, MA 02116

                                                                MFS-13P2 01/02

                                                   ----------------------------
                                                   MFS(R) MUNICIPAL INCOME FUND
                                                   ----------------------------

                                                   AUGUST 1, 2002


                                                                     PROSPECTUS

                                                                 CLASS A SHARES
                                                                 CLASS B SHARES
                                                                 CLASS C SHARES
-------------------------------------------------------------------------------

This Prospectus describes the MFS Municipal Income Fund. The investment objective of the fund is to provide as high a level of current income exempt from federal income tax as is considered consistent with prudent investing while seeking protection of shareholders' capital.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

-----------------
TABLE OF CONTENTS
-----------------

                                                                            Page
  I      Risk Return Summary .......................................     1


  II     Expense Summary ...........................................     7

  III    Certain Investment Strategies and Risks ...................     9

  IV     Management of the Fund ....................................    10

  V      Description of Share Classes ..............................    11

  VI     How to Purchase, Exchange and Redeem Shares ...............    14

  VII    Investor Services and Programs ............................    18

  VIII   Other Information .........................................    20

  IX     Financial Highlights ......................................    23


         Appendix A -- Investment Techniques and Practices .........   A-1

         Appendix B -- Taxable Equivalent Yield Table ..............   B-1

---------------------
I RISK RETURN SUMMARY
---------------------

o   INVESTMENT OBJECTIVE

    The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is considered consistent with prudent investing while seeking protection of shareholders' capital. The fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES


    The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax. This policy may not be changed without shareholder approval. To meet this policy, the fund may invest in municipal securities, which are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. The fund also may invest in participation interests in municipal securities, which are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank. The fund seeks to invest in municipal securities whose income is exempt from federal income tax. However, the interest income on certain of these municipal securities may be subject to alternative minimum tax. For a comparison of yields on municipal bonds and taxable securities see the Tax Equivalent Yield Table attached as Appendix B to this Prospectus.

      The fund focuses on municipal securities rated, or issued by issuers who have securities that are rated, in one of the top four credit ratings by credit rating agencies. The fund may invest in speculative securities, which are securities rated in the lowest investment grade category by credit rating agencies or which are unrated and considered by MFS to be comparable to speculative securities. The fund also may invest in lower rated bonds, commonly known as junk bonds, which are bonds assigned credit ratings below the four highest credit ratings by credit rating agencies or which are unrated and considered by the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), to be comparable to lower rated bonds.


      In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fund) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.


    The principal risks of investing in the fund are:


    o Municipal Securities Risk:

        > Interest Rate Risk: As with any fixed income security, the prices of municipal securities in the fund's portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in the fund's portfolio will generally rise.

        > Maturity Risk: Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of the fund's municipal security investments will affect the volatility of the fund's share price.

        > Credit Risk: Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank.


        > General Obligations and Revenue Obligations Risk: The fund may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. The fund may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects (such as building a hospital or toll roads, water and sewer projects, etc.), and are not backed by the full faith and credit of the municipal issuer. The fund may invest in excess of 25% of its assets in revenue bonds relating to any one specific industry (e.g., housing, healthcare, water and sewer, etc.). Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income.


        > Municipal Lease Obligations Risk: The fund's investments in municipal securities may include municipal lease obligations. Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase which generally relates to equipment or facilities. When the fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases, payments under municipal leases do not have to be made unless the appropriate legislative body specifically approves money for that purpose.


    o Speculative Bonds Risk: Bonds rated in the lowest investment grade category (i.e. the fourth highest credit rating) by credit rating agencies are called speculative bonds. Speculative bonds are subject to a higher risk that the issuer will default on payments of principal and interest than higher rated investment grade bonds. Although the issuer's ability to make interest and principal payments appears adequate, an adverse change in economic conditions or other circumstances is more likely to cause a default by the issuer of a speculative bond than the issuer of a higher rated investment grade bond.


    o Liquidity Risk: The fixed income securities purchased by the fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the fund's performance.

    o Lower Rated Bonds Risk:

        > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class B shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future.

      The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.


    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class B shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class B returns shown in the bar chart, depending upon the expenses of those classes.

                1992                      7.88%
                1993                     10.91%
                1994                     (5.30)%
                1995                     13.82%
                1996                      2.87%
                1997                      8.81%
                1998                      4.26%
                1999                     (3.62)%
                2000                      9.10%
                2001                      3.29%

    During the period shown in the bar chart, the highest quarterly return was 5.86% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (4.82)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2002 was 4.09%.

    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and various other market indicators and assumes the deduction of applicable sales loads and the reinvestment of distributions. In addition, for class B shares, this table shows class B average annual total returns:

    o after the deduction of taxes on distributions made on class B shares, such as capital gains and income distributions ("Class B Shares" Return After Taxes on Distributions"); and

    o after the deduction of taxes on both distributions made on class B shares and redemption of class B shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class B Shares" Return After Taxes on Distributions and Sale of Class B Shares").

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2001)
    ...........................................................................

                                                    1 Year     5 Years  10 Years

    RETURNS BEFORE TAXES
    Class A shares                                  (0.86)%      4.03%     5.24%
    Class C shares                                    2.30%      4.26%     5.06%
    Class B shares                                  (0.65)%      3.94%     5.04%

    RETURNS AFTER TAXES (CLASS B SHARES ONLY)
    Class B Shares' Return After Taxes on
      Distributions                                 (0.65)%      3.88%     4.96%
    Class B Shares' Return After Taxes on
      Distributions and Sale of Class B Shares        1.48%      4.11%     5.02%

    INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
    Lehman Brothers Municipal Bond Index+*            5.13%      5.98%     6.63%
    Lipper General Municipal Debt Fund Average++      3.90%      4.78%     5.85%

    ------

    +  Source: Standard & Poor's Micropal, Inc.
    ++ The Lipper General Municipal Debt Fund Average, as calculated by Lipper
       Inc., is the average investment performance of funds in the Lipper General Municipal Debt category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.
    * The Lehman Brothers Municipal Bond Index is a broad based, unmanaged index of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%. Class C share performance takes into account the deduction of the 1% CDSC.

    All performance results reflect any applicable expense sudsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on December 29, 1986 with the offering of class B shares, and subsequently offered class A shares on September 7, 1993 and class C shares on January 3, 1994. Class A and class C share performance includes the performance of the fund's class B shares for periods prior to the offering of class A and class C shares. This blended class A and class C share performance has been adjusted to take into account the initial sales charge (load) applicable to class A shares and the lower CDSC applicable to class C shares, rather than the CDSC applicable to class B shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Class A share performance generally would have been higher than class B share performance had class A shares been offered for the entire period, because certain operating expenses (e.g., distribution and service fees) attributable to class B shares are higher than those of class A shares. Class C share performance generally would have been approximately the same as class B share performance had class C shares been offered for the entire period, because operating expenses (e.g., distribution and service fees) attributable to class C and B shares are approximately the same.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

------------------
II EXPENSE SUMMARY
------------------

o   EXPENSE TABLE

    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

    SHAREHOLDER FEES (fees paid directly from your investment):
    ..........................................................................
                                                    CLASS A    CLASS B   CLASS C
    Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of offering price)    4.75%      0.00%     0.00%

    Maximum Deferred Sales Charge (Load) (as a
    percentage of original purchase price or
    redemption proceeds, whichever is less) ...  See Below(1)   4.00%     1.00%

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
    ..........................................................................


    Management Fees .............................    0.55%      0.55%     0.55%
    Distribution and Service (12b-1) Fees(2) ....    0.25%      1.00%     1.00%
    Other Expenses(3) ...........................    0.26%      0.26%     0.26%
                                                     -----      -----     -----
    Total Annual Fund Operating Expenses ........    1.06%      1.81%     1.81%
        Fee Waiver(4) ...........................  (0.15)%    (0.15)%   (0.15)%
                                                     -----      -----     -----
        Net Expenses ............................    0.91%      1.66%     1.66%


    ------
    (1) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.
    (2) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The class A distribution fee is currently not being imposed, but may equal up to 0.10% annually upon approval by the board of trustees which oversees the fund.

    (3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other similar arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be 0.90%, 1.65% and 1.65% for class A, class B and class C, respectively.
    (4) MFS has contractually agreed to reduce its management fee to 0.40% annually of the average daily net assets of the fund. This contractual fee arrangement will remain in effect until at least August 1, 2003 absent an earlier modification approved by the Board of Trustees which oversees the fund.

o   EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

    o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see the table above).

    Although your actual costs may be higher or lower, under these assumptions your costs would be:

    SHARE CLASS                           YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------


    Class A shares                         $563       $782     $1,018    $1,695
    Class B shares(1)
      Assuming redemption at end of
        period                             $569       $855     $1,166    $1,917
      Assuming no redemption               $169       $555     $  966    $1,917
    Class C shares
      Assuming redemption at end of
        period                             $269       $555     $  966    $2,114
      Assuming no redemption               $169       $555     $  966    $2,114


    ------
    (1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

-------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
-------------------------------------------

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    The fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

o   TEMPORARY DEFENSIVE POLICIES

    In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. When such conditions exist the fund may invest up to 50% of its total assets in the following short-term investments:

    o U.S. government securities; and

    o commercial paper, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with $1 billion of assets and cash.

    Interest income from these short-term investments will be taxable to shareholders as ordinary income. The fund's defensive investment position may not be effective in protecting its value.

o   ACTIVE OR FREQUENT TRADING


    The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from the fund's performance.

-------------------------
IV MANAGEMENT OF THE FUND
-------------------------

o   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $122.4 billion as of June 30, 2002. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to the fund, including portfolio management and trade execution. For these services, the fund has contracted to pay MFS an annual management fee at the rate of 0.55% of the fund's average daily net assets on an annualized basis for the fund's then-current fiscal year. MFS has contracted to waive its right to receive a portion of this fee as described under "Expense Summary."

      For the fund's fiscal year ended March 31, 2002, the fund paid MFS an aggregate management fee under a prior advisory fee arrangement equivalent to 0.64% of the fund's average daily net assets.


o   PORTFOLIO MANAGER

    The fund's portfolio managers are Geoffrey L. Schechter and Michael L. Dawson, Vice Presidents of MFS. Messrs. Schechter and Dawson became portfolio managers of the fund on March 23, 2000 and have been employed in the investment management area of MFS since June 1993 and September 1998, respectively. Prior to joining MFS, Mr. Dawson was employed as a sales representative in the Institutional Sales Group at Fidelity Capital Markets from March 1997 to May 1998, and in the Institutional Sales - Fixed Income Division of Goldman Sachs & Co. from January 1993 to March 1997.

o   ADMINISTRATOR

    MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.

o   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

o   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

------------------------------
V DESCRIPTION OF SHARE CLASSES
------------------------------

    The fund offers class A, B and C shares through this prospectus.

o   SALES CHARGES

    You may be subject to an initial sales charge when you purchase, or a CDSC when you redeem, class A, B or C shares. These sales charges are described below. In certain circumstances, these sales charges are waived. These circumstances are described in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (such as a broker or bank), the adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees, or from MFS or MFD. These commissions and concessions are described in the SAI.

o   CLASS A SHARES

    You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within one year. Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets.

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:

                                                 SALES CHARGE* AS PERCENTAGE OF:
                                                 -------------------------------
                                                   Offering        Net Amount
    Amount of Purchase                               Price          Invested
    Less than $100,000                               4.75%            4.99%
    $100,000 but less than $250,000                  4.00             4.17
    $250,000 but less than $500,000                  2.95             3.04
    $500,000 but less than $1,000,000                2.20             2.25
    $1,000,000 or more                              None**           None**

    ------
    * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    ** A 1% CDSC will apply to such purchases, as discussed below.

    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

o   CLASS B SHARES


    You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.


    The CDSC is imposed according to the following schedule:

                                                            CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                          SALES CHARGE
    ---------------------------------------------------------------------------

    First                                                           4%
    Second                                                          4%
    Third                                                           3%
    Fourth                                                          3%
    Fifth                                                           2%
    Sixth                                                           1%
    Seventh and following                                           0%

    If you hold class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you purchased through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares.

o   CLASS C SHARES


    You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within the first year, you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund.


o   CALCULATION OF CDSC

    As discussed above, certain investments in class A, B and C shares will be subject to a CDSC. Two different aging schedules apply to the calculation of the CDSC:

    o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

    o Purchases of class B and C shares made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

    No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

o   DISTRIBUTION AND SERVICE FEES


    The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares, and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee) and 1.00% for each of class B and class C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. The 0.10% per annum class A distribution fee is currently not being imposed. The fund will begin paying this fee on such date as the Trustees of the fund may determine.

----------------------------------------------
VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
----------------------------------------------

    You may purchase, exchange and redeem class A, B and C shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption "Investor Services and Programs."

o   HOW TO PURCHASE SHARES


    INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is $1,000. However, in the following circumstances, the minimum initial investment is only $50 per account:


    o if you establish an automatic investment plan;

    o if you establish an automatic exchange plan; or

    o if you establish an account under either:

        > tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

        > employer sponsored investment programs.

    The minimum initial investment for IRAs is $250 per account. The maximum investment in class C shares is $1,000,000 per transaction. Class C shares are not available for purchase by any retirement plan qualified under
    Section 401(a) or 403(b) of the Internal Revenue Code if the plan or its sponsor subscribes to certain recordkeeping services made available by MFSC, such as the MFS Corporate Plan Services 401(k) Plan.

    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

    o send a check with the returnable portion of your statement;

    o ask your financial adviser to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.

o   HOW TO EXCHANGE SHARES

    You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS Funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges.

      Exchanges may be subject to certain limitations and are subject to the MFS Funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. These limitations and policies are described below under the captions "Right to Reject or Restrict Purchase and Exchange Orders" and "Excessive Trading Practices." You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

o   HOW TO REDEEM SHARES


    You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, and letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).

      Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.


    REDEEMING DIRECTLY THROUGH MFSC.


    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. MFSC will request personal or other information from you and will generally record the calls. MFSC will be responsible for losses that result from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify your identity. You must elect this privilege on your account application if you wish to use it.


    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.


    o ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account by contacting MFSC via the Internet (MFS Access). You must elect this privilege on your account application and establish a personal identification number (PIN) on MFS Access to use this service.


    REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.


    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.


o   OTHER CONSIDERATIONS

    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The MFS Funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the MFS Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the MFS Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund.


    EXCESSIVE TRADING PRACTICES. The MFS funds do not permit market-timing or other excessive trading practices that may disrupt portfolio management strategies and may harm fund performance. As noted above, the MFS funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. The MFS funds will exercise these rights, including rejecting or canceling purchase and exchange orders and restricting the availability of purchases and exchanges through telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer service, if an investor's trading, in the judgment of the MFS funds, has been or may be disruptive to a fund. In making this judgment, the MFS funds may consider trading done in multiple accounts under common ownership or control.


    REINSTATEMENT PRIVILEGE. After you have redeemed shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption at the current net asset value (without an initial sales charge).


      For shareholders who exercise this privilege after redeeming class A or class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC paid; however, your new class A or class C shares (as applicable) will still be subject to a CDSC for up to one year from the date you originally purchased the shares you redeemed.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares, you may reinvest your redemption proceeds only into class A shares. The class A shares you purchase will not be subject to a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

    IN-KIND DISTRIBUTIONS. The MFS Funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The fund does not expect to make in-kind distributions. However, if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the fund's net assets, whichever is less.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS Funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

----------------------------------
VII INVESTOR SERVICES AND PROGRAMS
----------------------------------

    As a shareholder of the fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the fund is made through a retirement plan.

o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

    o Dividend and capital gain distributions in cash.

    Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

o   PURCHASE AND REDEMPTION PROGRAMS

    For your convenience, the following purchase and redemption programs are made available to you with respect to class A, B and C shares, without extra charge:

    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.


    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of shares of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund, into class A shares of any other MFS fund, you will pay the initial sales charge if you have not already paid this charge on these shares.


    REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any MFS fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same class of another MFS fund.


    LETTER OF INTENT (LOI). When you commit to invest a specific dollar amount in the MFS funds (including the MFS Fixed Fund) within a 13 month period, you will pay the same sales charge as if all shares had been purchased at one time. If you commit to invest $1 million or more under this program, the time period is extended to 36 months. If you do not purchase the committed amount within the time period, your account will be adjusted to reflect deduction of the higher initial sales charge level for the amount actually purchased.


    RIGHT OF ACCUMULATION. You will qualify for a lower sales charge on your purchases of class A shares when your new investment in class A shares, together with the current (offering price) value of all your holdings in the MFS funds (including the MFS Fixed Fund), reaches a reduced sales charge level.

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments of at least $100. Each payment under this systematic withdrawal is funded through the redemption of your fund shares. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

    FREE CHECKWRITING. You may redeem your class A or class C shares by writing checks against your account. Checks must be for at least $500 and investments made by check must have been in your account for at least 15 days before you can write checks against them. There is no charge for this service. To authorize your account for checkwriting, contact MFSC (see back cover page for address and phone number).

      Shares in your account equal in value to the amount of the check plus the applicable CDSC (if any) and any income tax required to be withheld (if any) are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will be dishonored.

----------------------
VIII OTHER INFORMATION
----------------------

o   PRICING OF FUND SHARES


    The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, the fund values its assets at current market values, or at fair value as determined by the Adviser under the direction of the Board of Trustees that oversees the fund if the Trustees determine that the current market price does not constitute fair value.

      The securities held by the fund that trade in foreign markets are usually valued on the basis of the most recent closing market prices in those markets. Most foreign markets close before the fund's valuation time, generally at 4:00 p.m., Eastern time. For example, for securities primarily traded in the Far East, the most recent closing prices may be as much as 15 hours old at 4:00 p.m., Eastern time. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and the fund's valuation time will not be reflected in the fund's net asset value. However, if a determination is made that such developments are so significant that they will clearly and materially affect the value of the fund's securities, the fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the fund's valuation time. The fund may fair value securities in other situations; for example, when a particular foreign market is closed but the fund is open.

      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and MFSC receives your order by:


    o the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to MFSC; or

    o MFSC's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time.

    The fund invests in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

o   DISTRIBUTIONS

    The fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and to pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.

o   TAX CONSIDERATIONS

    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation.

    TAXABILITY OF DISTRIBUTIONS. As long as the fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.

    You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax, but may be subject to state or local income taxes. Ordinary dividends are normally subject to both federal income tax and any state and local income taxes. Distributions designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. Some dividends paid in January may be taxable as if they had been paid the previous December.

    The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

    Fund distributions of net capital gains or net short-term capital gains will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of such a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


    If you are neither a citizen nor a resident of the United States, the fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund is also required in certain circumstances to apply backup withholding at the rate then in effect on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is being reduced from the current 30% rate to 28% in a series of steps ending on January 1, 2006. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S. Prospective investors should read the fund's Account Application for additional information regarding backup withholding of federal income tax.


    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange fund shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

    OTHER TAX ISSUES. Exempt-interest dividends that you receive may affect your alternative minimum tax calculation. Also, if you are receiving social security or railroad retirement benefits, your exempt-interest dividends may increase the tax on your benefits. If you borrow money to purchase or carry shares of the fund, your deduction for interest paid on those borrowings will be limited.

o   UNIQUE NATURE OF FUND

    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS

    The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

-----------------------
IX FINANCIAL HIGHLIGHTS
-----------------------

    The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFS Service Center, Inc. (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The fund's independent auditors are Deloitte & Touche LLP.

CLASS A SHARES
..............................................................................................................................

                                                                         YEAR ENDED MARCH 31,
                                         ------------------------------------------------------------------------------------
                                                2002               2001               2000              1999             1998
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
  Net asset value -- beginning of period       $ 8.54             $ 8.33             $ 8.97            $ 8.99           $ 8.50
                                               ------             ------             ------            ------           ------
  Income from investment operations#(S)(S) --
  Net investment income(S)                     $ 0.44             $ 0.46             $ 0.48            $ 0.47           $ 0.48
  Net realized and unrealized gain
    (loss) on investments                       (0.20)              0.27              (0.59)            (0.02)            0.49
                                               ------             ------             ------            ------           ------
  Total from investment operations             $ 0.24             $ 0.73             $(0.11)           $ 0.45           $ 0.97
                                               ------             ------             ------            ------           ------
  Less distributions declared to shareholders --
  From net investment income                   $(0.46)            $(0.47)            $(0.47)           $(0.47)          $(0.48)
  From net realized gain on investments          --                (0.02)             (0.06)             --               --
  In excess of net realized gain on
    investments                                  --                (0.03)              --                --               --
                                               ------             ------             ------            ------           ------
Total distributions declared to
  shareholders                                 $(0.46)            $(0.52)            $(0.53)           $(0.47)          $(0.48)
                                               ------             ------             ------            ------           ------
Net asset value -- end of period               $ 8.32             $ 8.54             $ 8.33            $ 8.97           $ 8.99
                                               ------             ------             ------            ------           ------
Total return(+)                                  2.78%              9.06%             (1.15)%            5.16%           11.61%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                     0.91%              0.89%              0.88%             1.08%            1.23%
  Net investment income(S)(S)                    5.12%              5.55%              5.66%             5.35%            5.44%
Portfolio turnover                                 15%                15%                57%               31%              23%
Net assets at end of period (000
  Omitted)                                   $276,719           $255,799           $217,880          $215,858         $189,056

--------
(S)    The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
          Net investment income                $ 0.41             $ 0.44             $ 0.45            $ 0.47           $ --
          Ratios (to average net assets):
            Expenses##                           1.15%              1.20%              1.20%             1.21%            --
            Net investment income                4.88%              5.24%              5.34%             5.22%            --

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
#      Per share data are based on average shares outstanding.
##     Ratios do not reflect reductions from certain expense offset arrangements.

(+)    Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



CLASS B SHARES
..............................................................................................................................
                                                                          YEAR ENDED MARCH 31,
                                           ----------------------------------------------------------------------------------
                                                  2002              2001              2000              1999             1998
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
 Net asset value -- beginning of period          $ 8.55            $ 8.34            $ 8.98            $ 9.00           $ 8.51
                                                 ------            ------            ------            ------           ------
 Income from investment operations#(S)(S) --
 Net investment income(S)                        $ 0.37            $ 0.40            $ 0.42            $ 0.41           $ 0.42
 Net realized and unrealized gain (loss)
  on investments                                  (0.20)             0.27             (0.59)            (0.02)            0.48
                                                 ------            ------            ------            ------           ------
Total from investment operations                 $ 0.17            $ 0.67            $(0.17)           $ 0.39           $ 0.90
                                                 ------            ------            ------            ------           ------
Less distributions declared to
  shareholders --
 From net investment income                      $(0.39)           $(0.41)           $(0.41)           $(0.41)          $(0.41)
 From net realized gain on investments             --               (0.02)            (0.06)             --               --
 In excess of net realized gain on
  investments                                      --               (0.03)             --                --               --
                                                 ------            ------            ------            ------           ------
Total distributions declared to
 shareholders                                    $(0.39)           $(0.46)           $(0.47)           $(0.41)          $(0.41)
                                                 ------            ------            ------            ------           ------
Net asset value -- end of period                 $ 8.33            $ 8.55            $ 8.34            $ 8.98           $ 9.00
                                                 ------            ------            ------            ------           ------
Total return                                       2.00%             8.24%            (1.89)%            4.38%           10.77%
Ratios (to average net assets)/
 Supplemental data(S):
 Expenses##                                        1.66%             1.64%             1.63%             1.83%            1.98%
 Net investment income(S)(S)                       4.37%             4.82%             4.89%             4.59%            4.69%
Portfolio turnover                                   15%               15%               57%               31%              23%
Net assets at end of period (000 Omitted)       $61,627           $75,858           $93,656          $140,871         $172,339

--------

(S)    The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income                   $ 0.35            $ 0.38            $ 0.39            $ 0.40           $ --
         Ratios (to average net assets):
           Expenses##                              1.90%             1.95%             1.95%             1.96%            --
           Net investment income                   4.13%             4.51%             4.57%             4.46%            --

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
#      Per share data are based on average shares outstanding.
##     Ratios do not reflect reductions from certain expense offset arrangements.



CLASS C SHARES
..............................................................................................................................
                                                                          YEAR ENDED MARCH 31,
                                           ----------------------------------------------------------------------------------
                                                  2002              2001              2000              1999             1998
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
 Net asset value -- beginning of period          $ 8.56            $ 8.35            $ 8.99            $ 9.01           $ 8.52
                                                 ------            ------            ------            ------           ------
 Income from investment operations#(S)(S) --
 Net investment income(S)                        $ 0.37            $ 0.40            $ 0.42            $ 0.41           $ 0.41
 Net realized and unrealized gain (loss)
  on investments                                  (0.20)             0.27             (0.59)            (0.02)            0.49
                                                 ------            ------            ------            ------           ------
Total from investment operations                 $ 0.17            $ 0.67            $(0.17)           $ 0.39           $ 0.90
                                                 ------            ------            ------            ------           ------
Less distributions declared to
 shareholders --
 From net investment income                      $(0.39)           $(0.41)           $(0.41)           $(0.41)          $(0.41)
 From net realized gain on investments             --               (0.02)            (0.06)             --               --
 In excess of net realized gain on
  investments                                      --               (0.03)             --                --               --
                                                 ------            ------            ------            ------           ------
Total distributions declared to
 shareholders                                    $(0.39)           $(0.46)           $(0.47)           $(0.41)          $(0.41)
                                                 ------            ------            ------            ------           ------
Net asset value -- end of period                 $ 8.34            $ 8.56            $ 8.35            $ 8.99           $ 9.01
                                                 ------            ------            ------            ------           ------
Total return                                       2.00%             8.23%            (1.89)%            4.37%           10.75%
Ratios (to average net assets)/
 Supplemental data(S):
 Expenses##                                        1.66%             1.64%             1.63%             1.81%            1.98%
 Net investment income(S)(S)                       4.37%             4.80%             4.89%             4.59%            4.69%
Portfolio turnover                                   15%               15%               57%               31%              23%
Net assets at end of period (000 Omitted)       $36,146           $29,257           $26,037           $32,164          $21,802

--------
(S)    The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income                   $ 0.35            $ 0.37            $ 0.39            $ 0.40           $ --
         Ratios (to average net assets):
           Expenses##                              1.90%             1.95%             1.95%             1.94%            --
           Net investment income                   4.13%             4.49%             4.57%             4.46%            --

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
#      Per share data are based on average shares outstanding.
##     Ratios do not reflect reductions from certain expense offset arrangements.

----------
APPENDIX A
----------

o   INVESTMENT TECHNIQUES AND PRACTICES


    In pursuing its investment objective, the fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objective. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check (x) mark. However, the fund may not use all of these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the fund are described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non- principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................
                     x fund uses, or currently     -- permitted, but fund does
                       anticipates using              not currently anticipate
    SYMBOLS                                           using
    --------------------------------------------------------------------------
      Debt Securities


        Asset-Backed Securities
          Collateralized Mortgage Obligations and Multiclass
            Pass-Through Securities                                   x
          Corporate Asset-Backed Securities                           --
          Mortgage Pass-Through Securities                            --
          Stripped Mortgage-Backed Securities                         --
        Corporate Securities                                          x
        Loans and Other Direct Indebtedness                           x
        Lower Rated Bonds                                             x
        Municipal Bonds                                               x

        U.S. Government Securities                                    x
        Variable and Floating Rate Obligations                        x
        Zero Coupon Bonds                                             x
      Equity Securities                                               x
      Foreign Securities Exposure
        Brady Bonds                                                   --
        Depositary Receipts                                           --
        Dollar-Denominated Foreign Debt Securities                    --
        Emerging Markets                                              --
        Foreign Securities                                            --
      Forward Contracts                                               --
      Futures Contracts                                               x
      Indexed Securities/Structured Products                          x
      Inverse Floating Rate Obligations                               x
      Investment in Other Investment Companies
        Open-End Funds                                                x

        Closed-End Funds                                              x
      Lending of Portfolio Securities                                 x
      Leveraging Transactions

        Bank Borrowings                                               --
        Mortgage "Dollar-Roll" Transactions                           x
        Reverse Repurchase Agreements                                 --

      Options
        Options on Foreign Currencies                                 --
        Options on Futures Contracts                                  x
        Options on Securities                                         x
        Options on Stock Indices                                      --
        Reset Options                                                 x
        "Yield Curve" Options                                         x
      Repurchase Agreements                                           x

      Short Sales                                                     x
      Short Term Instruments                                          x

      Swaps and Related Derivative Instruments                        x
      Temporary Borrowings                                            x
      Temporary Defensive Positions                                   x

      "When-Issued" Securities                                        x

----------
APPENDIX B
----------


                                                  TAXABLE EQUIVALENT YIELD TABLE
                                         (UNDER FEDERAL INCOME TAX LAW AND RATES FOR 2002)

The table below shows the approximate taxable bond yields which are equivalent to tax-exempt bond yields from 3% to 8% under federal income tax laws that apply to 2002. Such yields may differ under the laws applicable to subsequent years. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for those investors who file individual returns. In each table, the effective marginal income tax rate will be increased if personal exemptions are phased out (for the phase out period only) and if a portion of itemized deductions are disallowed. This increase in the marginal rates, if applicable, will cause a corresponding increase in the equivalent taxable yields.


While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax.


               TAXABLE INCOME*                    INCOME                                TAX-EXEMPT YIELD
---------------------------------------------      TAX       ----------------------------------------------------------------------
        SINGLE                  JOINT           BRACKET**        3%          4%          5%          6%          7%          8%
---------------------------------------------  ------------  ----------------------------------------------------------------------
         2002                    2002
 OVER     NOT OVER        OVER     NOT OVER                                       EQUIVALENT TAXABLE YIELD
$      0-$  6,000        $      0-$ 12,000          0.1%        3.33%       4.44%       5.56%       6.67%       7.78%       8.89%
$  6,000-$ 27,950        $ 12,000-$ 46,700         0.15         3.53        4.71        5.88        7.06        8.24        9.41
$ 27,950-$ 67,700        $ 46,700-$112,850         0.27         4.11        5.48        6.85        8.22        9.59       10.96
$ 67,700-$141,250        $112,850-$171,950          0.3         4.29        5.71        7.14        8.57       10.00       11.43
$141,250-$307,050        $171,950-$307,050         0.35         4.62        6.15        7.69        9.23       10.77       12.31
$307,050 & Over          $307,050 & Over          0.386         4.89        6.51        8.14        9.77       11.40       13.03


  * Net amount subject to Federal personal income tax after deductions and exemptions.
 ** Effective Federal Tax Bracket.

MFS(R) MUNICIPAL INCOME FUND

If you want more information about the fund, the following documents are available free upon request:


ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions on the fund's investment strategy and on the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated August 1, 2002, provides more detailed information about the fund and is incorporated into this prospectus by reference.


  YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-225-2606
    Internet: http://www.mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-0102


Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.


    The fund's Investment Company Act file number is 811-4096.


                                                  MMI-1  08/02  02/202/302  43M

                                                   ----------------------------
                                                   MFS(R) MUNICIPAL INCOME FUND
                                                   ----------------------------

                                                   AUGUST 1, 2002


[Logo] M F S(R)                                         STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                               INFORMATION

A SERIES OF MFS MUNICIPAL SERIES TRUST
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors, but which is not necessarily included in the Fund's Prospectus dated August 1, 2002. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.


                                                      MMI-13  08/02  02/202/302

STATEMENT OF ADDITIONAL INFORMATION
PART I
Part I of this SAI contains information that is particular to the Fund.

-----------------
TABLE OF CONTENTS
-----------------
                                                                           Page
I       Definitions .....................................................     3

II      Management of the Fund ..........................................     3

        The Fund ........................................................     3

        Trustees and Officers -- Identification and Background ..........     3

        Trustees Compensation and Committees ............................     3

        Affiliated Service Provider Compensation ........................     3

III     Sales Charges and Distribution Plan Payments ....................     3

        Sales Charges ...................................................     3

        Distribution Plan  Payments .....................................     3

IV      Portfolio Transactions and Brokerage Commissions ................     3

V       Share Ownership .................................................     4

VI      Performance Information .........................................     4

VII     Investment Techniques, Practices, Risks and Restrictions ........     4

        Investment Techniques, Practices and Risks ......................     4

        Investment Restrictions .........................................     4

VIII    Tax Considerations ..............................................     4

IX      Independent Auditors and Financial Statements ...................     4
        Appendix A -- Trustee Compensation and Committees ...............   A-1

        Appendix B -- Affiliated Service Provider Compensation ..........   B-1

        Appendix C -- Sales Charges and Distribution Plan Payments ......   C-1

        Appendix D -- Portfolio Transactions and Brokerage Commissions ..   D-1

        Appendix E -- Share Ownership ...................................   E-1

        Appendix F -- Performance Information ...........................   F-1

I     DEFINITIONS
      "Trust" - MFS(R) Municipal Series Trust, a Massachusetts business trust, organized in 1984. The Trust was previously known as MFS Multi-State Municipal Bond Trust until its name was changed to MFS Municipal Series Trust on August 27, 1993. On August 3, 1992, the Trust changed its name from MFS Managed Multi-State Municipal Bond Trust. The Trust was known as MFS Managed Multi-State Tax-Exempt Trust until its name was changed effective August 12, 1988.

      "Fund" - MFS Municipal Income Fund, a series of the Trust. The Fund is the successor to MFS Lifetime Municipal Bond Fund, which was reorganized as a series of the Trust on September 7, 1993.

      "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

      "MFD" or the "Distributor" - MFS Fund Distributors, Inc., a Delaware corporation.

      "MFSC" - MFS Service Center, Inc., a Delaware corporation.


      "Prospectus" - The Prospectus of the Fund, dated August 1, 2002, as amended or supplemented from time to time.


II    MANAGEMENT OF THE FUND


      THE FUND
      The Fund is a diversified series of the Trust. This means that, with respect to 75% of its total assets, the fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if as a result more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities, or to investments in other investment companies. The Trust is an open-end management investment company.

      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
      The identification and background of the Trustees and officers of the Trust are set forth in Appendix E of Part II.

      TRUSTEE COMPENSATION AND COMMITTEES
      Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the Committees of the Board of Trustees, is set forth in Appendix A of this Part I.

      AFFILIATED SERVICE PROVIDER COMPENSATION
      Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods, is set forth in Appendix B to this Part I.

        In connection with their deliberations with regard to approval of the Fund's current investment advisory agreement with MFS, the Trustees considered such information and factors as they believe, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Fund. Such factors include the nature, quality and extent of the services furnished by MFS to the Fund; the investment record of the Fund; comparative data as to investment performance, advisory fees and expense ratios; possible economies of scale; the necessity of MFS maintaining its ability to continue to retain and attract capable personnel to serve the Fund; the risks assumed by MFS; possible benefits to MFS from serving as adviser of the Fund and from providing certain administrative services to the Fund and from affiliates of MFS serving as principal underwriter and shareholder servicing agent of the Fund; current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the existence of appropriate incentives to assure that MFS will continue to furnish high quality services to the Fund; and various other factors. The non- interested Trustees were assisted in this process by their own legal counsel from whom they received separate legal advice. Based upon their review, the Trustees determined that the investment advisory agreement was reasonable, fair and in the best interests of the Fund and its shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

III   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

      SALES CHARGES
      Sales charges paid in connection with the purchase and sale of Fund shares, for certain specified periods, are set forth in Appendix C to this Part I, together with the Fund's schedule of dealer reallowances.

      DISTRIBUTION PLAN PAYMENTS
      Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix C to this Part I.


IV    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


      Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in Appendix D to this Part I.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The Trustees (together with the Trustees of certain other MFS funds) have directed the Adviser to allocate a total of $43,800 of commission business from certain MFS funds (including the Fund) to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Inc. (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


V     SHARE OWNERSHIP


      Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in the Fund, and, on an aggregate basis, in all MFS funds overseen by the Trustee, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix E to this Part I.


VI    PERFORMANCE INFORMATION


      Performance information, as quoted by the Fund in sales literature and marketing materials, is set forth in Appendix F to this Part I.


VII   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS


      INVESTMENT TECHNIQUES, PRACTICES AND RISKS
      The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply to certain of these investment techniques and practices.

        o Lower Rated/Unrated Securities may not exceed 33 1/3% of the Fund's net assets.

        o Revenue Bonds may be up to 100% of the Fund's net assets.

      INVESTMENT RESTRICTIONS
      The Fund has adopted certain investment restrictions which are described in Appendix F to Part II.


VIII  TAX CONSIDERATIONS

      For a discussion of tax considerations, see Part II of this SAI.

IX    INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

      Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


        The Portfolio of Investments and the Statement of Assets and Liabilities at March 31, 2002, the Statement of Operations for the year ended March 31, 2002, the Statement of Changes in Net Assets for the two years ended March 31, 2002, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

-------------------
PART I - APPENDIX A
-------------------

    TRUSTEE COMPENSATION AND COMMITTEES
    The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual fee plus a fee for each meeting attended together with such Trustee's out-of-pocket expenses. Further information on the committees of the Fund's Board of Trustees is set out below.

    TRUSTEE COMPENSATION TABLE
    ...........................................................................

                             TRUSTEE FEES FROM      TOTAL TRUSTEE FEES FROM FUND
    INTERESTED TRUSTEES           FUND(1)               AND FUND COMPLEX(2)
    ----------------------------------------------------------------------------
    John W. Ballen(3)               N/A                       $      0
    Kevin R. Parke(3)               N/A                       $      0
    Arnold D. Scott(4)              N/A                       $      0
    Jeffrey L. Shames               N/A                       $      0

    NON-INTERESTED TRUSTEES
    ----------------------------------------------------------------------------
    Marshall N. Cohan(5)          $4,175                      $187,650
    Lawrence H. Cohn, M.D.        $3,783                      $175,140
    The Hon. Sir J. David
    Gibbons, KBE                  $3,947                      $172,650
    William R. Gutow(3)           $  222                      $194,094
    J. Atwood Ives(3)             $  222                      $163,254
    Abby M. O'Neill               $3,914                      $172,150
    Lawrence T. Perera(3)         $  222                      $170,440
    William J. Poorvu(3)          $  222                      $174,008
    Walter E. Robb, III(5)        $4,225                      $196,640
    J. Dale Sherratt              $4,058                      $183,640
    Elaine R. Smith(3)            $  222                      $162,729
    Ward Smith                    $4,508                      $198,640

    ----------------
    (1) For the fiscal year ended March 31, 2002.

    (2) Information is provided for calendar year 2001. Messrs. Ives, Perera and Poorvu and Ms. Smith served as Trustee of 45 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $57.1 billion). Dr. Cohn, Messrs. Cohan, Gibbons, Robb, Sherratt and Smith, and Ms. O'Neill served as Trustee of 43 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $29.6 billion). Mr. Gutow served as Trustee of 108 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $76.9 billion).

    (3) These Trustees took office on January 1, 2002.

    (4) Efffective December 31, 2001, Mr. Scott retired as a Trustee.

    (5) Effective December 31, 2001, these individuals retired as Trustees of the Fund. These Trustees are entitled to receive benefits under the Fund's retirement plan.

    Prior to December 31, 2001, the Fund had a retirement plan for non-interested Trustees and Trustees who were not officers of the Fund. Effective December 31, 2001, the Fund's retirement plan terminated, except with respect to those Trustees who retired on or before that date. The remaining Trustees who were previously covered under the retirement plan will have their accrued benefits under the plan "rolled-over" into a deferred compensation plan along with other compensation to account for future benefits they would have received under the retirement plan if it had continued for such Trustees. More information on the termination of the Fund's retirement plan and on the Fund's deferred compensation plan is provided under "Management of the Fund -- Trustees Retirement Plan" in Part II of the SAI.



    COMMITTEES
    ...............................................................................................................................
                             NUMBER OF
                           MEETINGS IN
                               LAST
    NAME OF COMMITTEE     FISCAL YEAR(1)                  FUNCTIONS                                            MEMBERS(2)
    -------------------------------------------------------------------------------------------------------------------------------
    AUDIT COMMITTEE              7          Provides oversight with respect to the accounting and       Gutow*, Poorvu*, Sherratt*,
                                            auditing procedures of the Fund and, among other things,    E. Smith* and W. Smith*
                                            considers the selection of the independent accountants
                                            for the Fund and the scope of the audit, and considers
                                            the effect on the independence of those accountants of
                                            any non-audit services such accountants provide to the
                                            Fund and any audit or non-audit services such
                                            accountants provide to other MFS Funds, MFS and/or
                                            certain affiliates.

    NOMINATING COMMITTEE         1          Recommends qualified candidates to the Board in the         All non-interested Trustees
                                            event that a position is vacated or created. The            of the Board (Cohn, Gibbons,
                                            Nominating Committee would consider recommendations by      Gutow, Ives, O'Neill,
                                            shareholders if a vacancy were to exist. Shareholders       Perera, Poorvu, Sherratt, E.
                                            wishing to recommend Trustee candidates for                 Smith and W. Smith)
                                            consideration by the Nominating Committee may do so by
                                            writing the Fund's Secretary. Such suggestions must be
                                            accompanied by complete biographical and occupational
                                            data on the prospective nominee, along with a written
                                            consent of the prospective nominee to consideration of
                                            his or her name by the Committee.

    COMPENSATION                 0          Administers and approves all elements of compensation       All non-interested Trustees
    COMMITTEE                               for the Trustees who are not "interested persons" of the    of the Board (Cohn, Gibbons,
                                            Fund as defined in the 1940 Act or affiliated with the      Gutow, Ives, O'Neill,
                                            Fund's investment adviser.                                  Perera, Poorvu, Sherratt, E.
                                                                                                        Smith and W. Smith)

    BLUE BOOK COMMITTEE          0          Requests, reviews and considers the information deemed      All non-interested Trustees
                                            reasonably necessary to evaluate the terms of the           of the Board (Cohn,Gibbons,
                                            investment advisory and principal underwriting              Gutow, Ives, O'Neill,
                                            agreements and the Plan of Distribution under rule 12b-1    Perera, Poorvu, Sherratt, E.
                                            that the Fund proposes to renew or continue, and to make    Smith and W. Smith)
                                            its recommendations to the full Board of Trustees on
                                            these matters.

    GOVERNANCE COMMITTEE         0          Reviews and articulates the governance structure of the     Cohn*, Ives*, Poorvu*,
                                            Board of Trustees. The Committee advises and makes          Shames, Sherratt* and
                                            recommendations to the Board on matters concerning          W. Smith*
                                            directorship practices and recommendations concerning
                                            the functions and duties of the committees of the Board.

    PORTFOLIO TRADING AND        4          Reviews MFS' process and procedures, internal controls      Cohn*, Gibbons*, Ives*,
    MARKETING REVIEW                        and compliance monitoring relating to (i) portfolio         Perera* and O'Neill*
    COMMITTEE                               trading, best execution and brokerage costs and trade
                                            allocations, (ii) MFD's role as the Fund's principal
                                            underwriter in distributing and marketing Fund shares
                                            and the production and use of sales and marketing
                                            materials in various forms of media and (iii) the Fund's
                                            investment policies and practices.

    PRICING COMMITTEE            0          Reviews procedures for the valuation of securities and      Parke, Poorvu*, Shames, E.
                                            periodically reviews information from MFS regarding fair    Smith* and W. Smith*
                                            value and liquidity determinations made pursuant to the
                                            board-approved procedures, and makes related
                                            recommendations to the full Board and, if requested by
                                            MFS, assists MFS's internal valuation committee and/or
                                            the full Board in resolving particular valuation
                                            matters.

-----------------------------------------------------------------------------------------------------------------------------------
(1) The Compensation Committee, Blue Book Committee and Governance Committee were established on January 1, 2002.
(2) The Trustees' Identification and Background are set forth in Appendix E to Part II.
  * Non-interested or independent Trustees.



-------------------
PART I - APPENDIX B
-------------------


    AFFILIATED SERVICE PROVIDER COMPENSATION
    ..............................................................................................................................

    The Fund paid compensation to its affiliated service providers over the specified periods as follows:

                       PAID TO MFS         AMOUNT         PAID TO MFS FOR         PAID TO MFSC         AMOUNT          AGGREGATE
    FISCAL YEAR       FOR ADVISORY         WAIVED          ADMINISTRATIVE         FOR TRANSFER         WAIVED       AMOUNT PAID TO
       ENDED            SERVICES           BY MFS             SERVICES          AGENCY SERVICES       BY MFSC        MFS AND MFSC
    ------------------------------------------------------------------------------------------------------------------------------

    March 31, 2002     $1,522,566        $  891,270           $41,536               $378,518            N/A           $1,942,620
    March 31, 2001     $1,346,542        $1,043,539           $50,019               $336,636            N/A           $1,733,197
    March 31, 2000     $1,451,781        $1,149,917           $46,838               $361,344            N/A           $1,859,963




-------------------
PART I - APPENDIX C
-------------------


    SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

    SALES CHARGES
    ...............................................................................................................................

    The following sales charges were paid during the specified periods:

                                     CLASS A INITIAL SALES CHARGES:                              CDSC PAID TO MFD ON:

                                                   RETAINED          REALLOWED             CLASS A         CLASS B          CLASS C
    FISCAL YEAR END              TOTAL              BY MFD           TO DEALERS            SHARES           SHARES           SHARES
    -------------------------------------------------------------------------------------------------------------------------------

    March 31, 2002              $351,045           $64,821            $286,224             $2,039          $107,410         $12,140
    March 31, 2001              $313,595           $54,841            $258,754             $1,327          $104,663         $ 7,984
    March 31, 2000              $274,392           $48,045            $226,347             $  237          $151,711         $25,082

    DEALER REALLOWANCES
    ...............................................................................................................................


    As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:

                                                            DEALER REALLOWANCE AS A
    AMOUNT OF PURCHASE                                     PERCENT OF OFFERING PRICE
    -------------------------------------------------------------------------------------------------------------------------------
        Less than $100,000                                           4.00%
        $100,000 but less than $250,000                              3.20%
        $250,000 but less than $500,000                              2.25%
        $500,000 but less than $1,000,000                            1.70%
        $1,000,000 or more                                           None*

    ----------------
    *A CDSC will apply to such purchase.

    DISTRIBUTION PLAN PAYMENTS
    ...............................................................................................................................


    During the fiscal year ended March 31, 2002, the Fund made the following Distribution Plan payments:


                                                           AMOUNT OF DISTRIBUTION AND SERVICE FEES:

    CLASS OF SHARES                                PAID BY FUND        RETAINED BY MFD       PAID TO DEALERS
    -------------------------------------------------------------------------------------------------------------------------------

    Class A Shares                                   $686,389              $ 48,534              $637,855
    Class B Shares                                    698,088               531,108               166,980
    Class C Shares                                    341,533                 7,236               334,297


    Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of fund shares.

-------------------
PART I - APPENDIX D
-------------------


    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    ..........................................................................

    The following brokerage commissions were paid by the Fund during the specified time periods:

                                                        BROKERAGE COMMISSIONS
    FISCAL YEAR END                                          PAID BY FUND
    ---------------------------------------------------------------------------


    March 31, 2002                                                $0
    March 31, 2001                                                $0
    March 31, 2000                                                $0

    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ..........................................................................

    During the fiscal year ended March 31, 2002, the Fund purchased securities issued by the following regular broker-dealer of the Fund, which had the following value as of March 31, 2002:

                                                       VALUE OF SECURITIES
    BROKER-DEALER                                      AS OF MARCH 31, 2002
    ---------------------------------------------------------------------------

    None                                                       N/A

-------------------
PART I - APPENDIX E
-------------------


    SHARE OWNERSHIP


    OWNERSHIP BY TRUSTEES AND OFFICERS
    As of June 30, 2002, the Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares.

      The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and, on an aggregate basis, in all MFS funds overseen by the Trustee, as of December 31, 2001.

      The following dollar ranges apply:

        N.  None
        A.  $1 - $10,000
        B.  $10,001 - $50,000
        C.  $50,001 - $100,000
        D.  Over $100,000

                                                              AGGREGATE DOLLAR
                                                               RANGE OF EQUITY
                                            DOLLAR RANGE        SECURITIES IN
                                             OF EQUITY          ALL MFS FUNDS
    NAME OF TRUSTEE                      SECURITIES IN FUND  OVERSEEN BY TRUSTEE
    ----------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Jeffrey L. Shames                             N                   D
    John W. Ballen                                N                   D
    Kevin R. Parke                                N                   D

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                        N                   D
    The Hon. Sir J. David Gibbons, KBE            N                   N
    William R. Gutow                              N                   D
    J. Atwood Ives                                N                   D
    Abby M. O'Neill                               N                   D
    Lawrence T. Perera                            N                   D
    William J. Poorvu                             N                   D
    J. Dale Sherratt                              N                   D
    Elaine R. Smith                               N                   D
    Ward Smith                                    N                   D

    25% OR GREATER OWNERSHIP
    The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of June 30, 2002, and are therefore presumed to control the Fund:


                                        JURISDICTION OF
                                         ORGANIZATION               PERCENTAGE
    NAME AND ADDRESS OF INVESTOR         (IF A COMPANY)              OWNERSHIP
    --------------------------------------------------------------------------
          None


    5% OR GREATER OWNERSHIP OF SHARE CLASS
    The following table identifies those investors who own 5% or more of any class of the Fund's shares as of June 30, 2002:

    NAME AND ADDRESS OF INVESTOR OWNERSHIP                    PERCENTAGE
    ...........................................................................

    Merrill Lynch, Pierce, Fenner & Smith, Inc.
     for the Sole Benefit of its Customers              7.76% of Class A shares
    Attn: Fund Administration                          13.92% of Class B shares
    4800 Deer Lake Dr E FL 3                           12.54% of Class C shares
    Jacksonville, FL 32246-6484
    ...........................................................................

    Salomon Smith Barney                                6.84% of Class B shares
    333 W 34th Street                                   6.58% of Class C shares
    New York, NY 10001
    ...........................................................................

-------------------
PART I - APPENDIX F
-------------------


    PERFORMANCE INFORMATION
    ..............................................................................................................................


    All performance quotations are as of March 31, 2002, and are shown before the deduction of taxes.


                                                                                        ACTUAL
                                                           ACTUAL                   TAX EQUIVALENT     TAX EQUIVALENT
                        AVERAGE ANNUAL TOTAL RETURNS       30-DAY       30-DAY       30-DAY YIELD       30-DAY YIELD
                      --------------------------------     YIELD        YIELD         (INCLUDING          (WITHOUT
                                              10 YEAR    (INCLUDING    (WITHOUT      ANY WAIVERS)       ANY WAIVERS)      CURRENT
                                              OR LIFE       ANY          ANY        -------------      -------------    DISTRIBUTION
                        1 YEAR     5 YEAR     OF FUND     WAIVERS)     WAIVERS)     TAX BRACKETS:      TAX BRACKETS:       RATE+
                      ---------   --------   --------   ------------  ----------    -------------      -------------    ------------
                                                                                   27.5%     30.5%    27.5%     30.5%
                                                                                   -----     -----    -----     -----


    Class A Shares,
    with initial sales
    charge (4.75%)    (2.11)%     4.37%      5.31%          4.95%      4.68%       6.83%     7.12%    6.46%     6.73%      5.07%

    Class A Shares,
    at net asset
    value               2.78%     5.39%      5.82%          N/A        N/A         N/A       N/A      N/A       N/A        N/A

    Class B Shares,
    with CDSC
    (declining
    over 6 years
    from 4% to 0%)    (1.90)%     4.27%      5.08%          N/A        N/A         N/A       N/A      N/A       N/A        N/A

    Class B Shares,
    at net asset
    value               2.00%     4.60%      5.08%          4.41%      4.13%       6.08%     6.35%    5.70%     5.94%      4.54%

    Class C Shares,
    with CDSC (1% for
    first year)         1.02%     4.60%      5.10%          N/A        N/A         N/A       N/A      N/A       N/A        N/A

    Class C Shares,
    at net asset
    value               2.00%     4.60%      5.10%          4.39%      4.11%       6.06%     6.32%    5.67%     5.91%      4.53%


    ----------------------
    + Annualized, based upon the last distribution.

    The fund initially offered class B shares on December 29, 1986, class A shares on September 7, 1993 and class C shares on
    January 3, 1994.

    Class A and class C share performance include the performance of the fund's class B shares for periods prior to the offering of class A and class C shares. This blended class A share performance has been adjusted to take into account the initial sales charge (load) applicable to class A shares rather than the CDSC applicable to Class B shares. This blended class C share performance has been adjusted to take into account the lower CDSC applicable to class C shares rather than the CDSC applicable to class B shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Class A share performance generally would have been higher than class B share performance had class A shares been offered for the entire period, because certain operating expenses (e.g., distribution and service fees) attributable to class
    B shares are higher than those of class A shares. Class C share performance would have been approximately the same as class B share performance had class C shares been offered for the entire period, because operating expenses (e.g., distribution and service fees) attributable to class C and B shares are approximately the same.

    Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.

STATEMENT OF ADDITIONAL INFORMATION
PART II

Part II of this SAI describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" means each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.

  -----------------
  TABLE OF CONTENTS
  -----------------
                                                                          PAGE
I     Management of the Fund ...............................................  1
      Trustees/Officers ....................................................  1
      Investment Adviser ...................................................  1
      Administrator ........................................................  2
      Custodian ............................................................  2
      Shareholder Servicing Agent ..........................................  2
      Distributor ..........................................................  2
      Code of Ethics .......................................................  3
II    Principal Share Characteristics ......................................  3
      Class A Shares .......................................................  3
      Class B Shares, Class C Shares and Class I Shares ....................  4
      Waiver of Sales Charges ..............................................  4
      Dealer Commissions and Concessions ...................................  4
      General ..............................................................  4
III   Distribution Plan ....................................................  4
      Features Common to Each Class of Shares ..............................  4
      Features Unique to Each Class of Shares ..............................  5
IV    Investment Techniques, Practices, Risks and Restrictions..............  6
V     Net Income and Distributions .........................................  6
      Money Market Funds ...................................................  6
      Other Funds ..........................................................  7
VI    Tax Considerations ...................................................  7
      Taxation of the Fund .................................................  7
      Taxation of Shareholders .............................................  7
      Special Rules for Municipal Fund Distributions .......................  9
VII   Portfolio Transactions and Brokerage Commissions ..................... 10
VIII  Determination of Net Asset Value ..................................... 11
      Money Market Funds ................................................... 11
      Other Funds .......................................................... 11
IX    Performance Information .............................................. 12
      Money Market Funds ................................................... 12
      Other Funds .......................................................... 12
      General .............................................................. 13
      MFS Firsts ........................................................... 14
X     Shareholder Services ................................................. 15
      Investment and Withdrawal Programs ................................... 15
      Exchange Privilege ................................................... 17
      Tax-Deferred Retirement Plans ........................................ 18
XI    Description of Shares, Voting Rights and Liabilities ................. 19
      Appendix A -- Waivers of Sales Charges ............................... A-1
      Appendix B -- Dealer Commissions and Concessions ..................... B-1
      Appendix C -- Investment Techniques, Practices and Risks ............. C-1
      Appendix D -- Description of Bond Ratings ............................ D-1
      Appendix E -- Trustees and Officers -- Identification and Background . E-1
      Appendix F -- Investment Restrictions ................................ F-1

I    MANAGEMENT OF THE FUND

     TRUSTEES/OFFICERS
     BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations.

     TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.

     TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred compensation plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred compensation will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

          Trustees who retired on or prior to December 31, 2001 and who had served as Trustee for at least 5 years at the time of retirement are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

     INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

     INVESTMENT ADVISER
     The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds, except that MFS Series Trust XI has retained Vertex Investment Management, Inc. ("VIM" or with "MFS" collectively the "Adviser") as the investment adviser for the Vertex Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company). VIM is a wholly-owned subsidiary of MFS.

          The Adviser has retained, on behalf of one Fund, a sub-investment adviser to assist MFS in the management of the Fund's assets. A description of this sub-adviser, the services it provides and its compensation is provided under the caption "Management of the Fund -- Sub- Adviser" in Part I of this SAI for the Fund which uses this sub-adviser.

     INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

          The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

          The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

          The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

          The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

          The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.

          The Adviser is free to render investment and/or other services to others, but the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner. Whenever the Fund and one or more other funds or accounts advised by the Adviser have money available for investment, investments or opportunities to sell investments will be allocated in a manner believed by the Adviser to be fair and equitable to each client. The Adviser may cause the Fund to pay a broker or dealer a higher commission than another broker or dealer might have charged for effecting that transaction, if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the broker or dealer. For more information about the Fund's investment allocation and brokerage practices, see "Portfolio Transactions and Brokerage Commissions" below.

     ADMINISTRATOR
     MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement. Under this Agreement, the Fund pays MFS an administrative fee of up to 0.0175% on the first $2.0 billion; 0.0130% on the next $2.5 billion; 0.0005% on the next $2.5 billion; and 0.0% on amounts in excess of $7.0 billion, per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

     CUSTODIAN
     State Street Bank and Trust Company and Chase Manhattan Bank (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries and with respect to State Street Bank and Trust Company calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. State Street Bank and Trust Company also acts as the dividend disbursing agent of the Fund.

     SHAREHOLDER SERVICING AGENT
     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.1000%. In addition, MFSC will be reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. The Custodian has contracted with MFSC to perform certain dividend disbursing agent functions for the Fund.

     DISTRIBUTOR
     MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

     CODE OF ETHICS
     The Fund and its Adviser and Distributor have adopted a code of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the Securities and Exchange Commission (the "SEC"). See the back cover of the prospectus for information on obtaining a copy.

II   PRINCIPAL SHARE CHARACTERISTICS
     Set forth below is a description of Class A, B, C and I shares offered by the MFS Family of Funds. Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.

     CLASS A SHARES
     MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below). Certain purchases of Class A shares may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

          In addition, purchases made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:

     o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

          >    the plan had established an account with MFSC; and

          > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

               +    The employer had at least 25 employees; or

               + The total purchases by the retirement plan of Class A shares of the MFS Family of Funds (the MFS Funds) would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

     o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The retirement plan and/or sponsoring organization participates in the MFS Corporate Plan Services 401(k) Plan or any similar recordkeeping system made available by MFSC (referred to as the MFS participant recordkeeping system);

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

          > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

     o Investments in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

          > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class of classes of the MFS Funds.

          > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY.

     o Investment in class A shares by certain retirement plans subject to ERISA, if

     > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

     >    The plan records are maintained on a pooled basis by MFSC; and

     > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

     CLASS B SHARES, CLASS C SHARES AND CLASS I SHARES
     MFD acts as agent in selling Class B, and, if applicable, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale. Class B and C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

     WAIVER OF SALES CHARGES
     In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A, B and C shares are waived. These circumstances are described in Appendix A of this
     Part II. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, because the sales effort, if any, involved in making such sales is negligible, or in the case of certain CDSC waivers, because the circumstances surrounding the redemption of Fund shares were not foreseeable or voluntary.

     DEALER COMMISSIONS AND CONCESSIONS
     MFD pays commissions and provides concessions to dealers that sell Fund shares. These dealer commissions and concessions are described in Appendix B of this Part II.

     GENERAL
     Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.

III  DISTRIBUTION PLAN
     The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

          In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the caption "Expense Summary" in the Prospectus.

     FEATURES COMMON TO EACH CLASS OF SHARES
     There are features of the Distribution Plan that are common to each Class of shares, as described below.

     SERVICE FEES -- The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

     DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

     OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

          The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

     FEATURES UNIQUE TO EACH CLASS OF SHARES
     There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

     CLASS A SHARES -- Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

          No service fees will be paid: (i) to any dealer who is the holder or dealer or record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts.

          In the case of a retirement plan (or multiple plans maintained by the same plan sponsor) which has established accounts with MFSC, on or after April 1, 2000 and is, at that time, a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates pursuant to which such services are provided with respect to at least $10 million in plan assets, MFD may retain the service fee paid by the fund with respect to shares purchased by such plan for the first year after purchase. Dealers will become eligible to receive the ongoing applicable service fee with respect to such shares commencing in the 13th month following purchase.

          The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares (0.25% per annum for certain Funds). As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares (0.50% per annum for certain Funds), the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

     CLASS B SHARES -- Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

          Except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time.

          Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares).

     CLASS C SHARES -- Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

          This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

IV   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS
     Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V    NET INCOME AND DISTRIBUTIONS

     MONEY MARKET FUNDS
     The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

          For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses and net unrealized appreciation or depreciation on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

          Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) remains at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

          It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

     OTHER FUNDS
     Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders dividends equal to all of its net investment income with such frequency as is disclosed in the Fund's prospectus. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI   TAX CONSIDERATIONS
     The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

     TAXATION OF THE FUND
     FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

     MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

     TAXATION OF SHAREHOLDERS
     TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Any distributions from ordinary income and from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month, and paid during the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

          Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

     DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

     DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.

     U.S. TAXATION OF NON-U.S. PERSONS -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

     BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate then in effect on taxable dividends, including capital gain dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Under the Economic Growth and Tax Relief Reconciliation Act of 2001, the backup withholding rate is being reduced from the rate of 30%, in effect on January 1, 2002, to the rate of 28%, in a series of steps ending on January 1, 2006. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

     FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

     STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

     CERTAIN SPECIFIC INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income (as well as non-cash income described in the next paragraph) and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Any investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

     OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

     FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

     FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

          If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

     SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
     The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

     TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt- interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

     TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, the Fund does not expect that the non-tax-exempt portion of its net investment income, if any, will be substantial. Because the Fund expects to earn primarily tax-exempt interest income, it is expected that no Fund dividends will qualify for the dividends-received deduction for corporations.

     CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED TAX-EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion will be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that month.

     CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

     CONSEQUENCES OF REDEMPTION OF SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

     STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

VII  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
     Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

          In connection with the selection of broker dealers and the placing of Fund portfolio transactions, the Adviser seeks for the Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.

          The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks to execute the Fund's portfolio transactions. In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

          Consistent with the Advisory Agreement and applicable rules and regulations, the Adviser may consider sales of shares of the Fund and of other funds or accounts of the Adviser as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

          Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or its overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

          The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

          Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

          Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund.

          The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

          The investment advisory fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

          The Fund has entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of the Custodian, under which, with respect to any brokerage transactions directed to SSB, the Fund receives, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Fund, including the Fund's custodian fee. The Adviser receives no direct or indirect benefit from this arrangement.

          In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

VIII DETERMINATION OF NET ASSET VALUE
     The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding.

     MONEY MARKET FUNDS
     Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees which oversees the money market fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments which the Adviser under the supervision of the Fund's Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Fund's Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees which oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, it will take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

     OTHER FUNDS
     The following valuation techniques apply to each MFS Fund that is not a money market fund.

          Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq stock market system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq stock market system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees.

          All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

          The securities held by the fund that trade in foreign markets are usually valued on the basis of the most recent closing market prices at 4 p.m. Eastern time. Most foreign markets close before that time. For example, for securities primarily traded in the Far East, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. Eastern time will not be reflected in the fund's net asset value. However, if the fund determines that such developments are so significant that they will, in its judgment, clearly and materially affect the value of the fund's securities, the fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. Eastern time. A fund may fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open.

          All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

IX   PERFORMANCE INFORMATION

     MONEY MARKET FUNDS
     Each MFS Fund that is a money market fund will provide current annualized and effective annualized yield quotations based on the daily dividends of shares of the money market fund. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders.

          Any current yield quotation of a money market fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one share of that class at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of a money market fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. These yield quotations should not be considered as representative of the yield of a money market fund in the future since the yield will vary based on the type, quality and maturities of the securities held in its portfolio, fluctuations in short-term interest rates and changes in the money market fund's expenses.

     OTHER FUNDS
     Each MFS Fund that is not a money market fund may quote the following performance results.

     TOTAL RATE OF RETURN -- The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by any applicable CDSC and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return because the value of the initial account will not be reduced by any applicable sales charge and/or (iii) total rates of return which represent aggregate performance over a period or year- by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

          The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.

          As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

          Any total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

     YIELD -- Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class for the 30-day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of the period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expense of that class for the period by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations assume a maximum applicable sales charge in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares.

     TAX-EQUIVALENT YIELD -- The tax-equivalent yield for a class of shares of a Fund is calculated by determining the rate of return that would have to be achieved on a fully taxable investment in such shares to produce the after-tax equivalent of the yield of that class. In calculating tax-equivalent yield, a Fund assumes certain federal tax brackets for shareholders and does not take into account state taxes.

     CURRENT DISTRIBUTION RATE -- Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by (i) annualizing the distributions (excluding short-term capital gains) of the class for a stated period; (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and (iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and may be calculated over a different period of time. The Fund's current distribution rate calculation for Class B shares and Class C shares assumes no CDSC is paid.

     GENERAL
     From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

          From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

          The Fund may also use charts, graphs or other presentation formats to illustrate the historical correlation of its performance to fund categories established by Morningstar (or other nationally recognized statistical ratings organizations) and to other MFS Funds.

          From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning, including issues concerning social security; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(SM) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; the history of the mutual fund industry; investor behavior; and other similar or related matters.

          From time to time, the Fund may also advertise annual returns showing the cumulative value of an initial investment in the Fund in various amounts over specified periods, with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.

     MFS FIRSTS
     MFS has a long history of innovations.

     o 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

     o 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

     o 1932 -- One of the first internal research departments is established to provide in- house analytical capability for an investment management firm.

     o 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

     o 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

     o 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

     o 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

     o 1981 -- MFS(R) Global Governments Fund is established as America's first globally diversified fixed-income mutual fund.

     o 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

     o 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

     o 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

     o 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

     o 1989 -- MFS(R) Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

     o 1990 -- MFS(R) Global Total Return Fund is the first global balanced fund.

     o 1993 -- MFS(R) Global Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

     o 1993 -- MFS(R) becomes money manager of MFS(R) Union Standard(R) Equity Fund, the first fund to invest principally in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

X    SHAREHOLDER SERVICES

     INVESTMENT AND WITHDRAWAL PROGRAMS
     The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

     LETTER OF INTENT -- If a shareholder (other than a group purchaser described below) commits to invest a specific dollar amount of Class A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his or her dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, the shareholder will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

          Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36- month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

          If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

     RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when the shareholder's new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. A shareholder must provide MFSC (or the shareholder's investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

     SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. MFSC will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

     DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

     SYSTEMATIC WITHDRAWAL PLAN -- A shareholder may direct MFSC to send the shareholder (or anyone the shareholder designates) regular periodic payments based upon the value of the shareholder's account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

     INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to MFSC. The shareholder's account number and the name of the shareholder's investment dealer must be included with each investment.

     GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker- dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

     AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

          No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

          A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

     REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge). For shareholders who exercise this privilege after redeeming class A or class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A or class C shares (as applicable) will still be subject to a CDSC for up to one year from the date you originally purchased the shares redeemed.

          Until December 31, 2001, shareholders who redeem class B shares and then exercise their 90-day reinstatement privilege may reinvest their redemption proceeds either in

     o class B shares, in which case any applicable CDSC you paid on the redemption will be credited to your account, and your new shares will be subject to a CDSC which will be determined from the date you originally purchased the shares redeemed, or

     o class A shares, in which case the class A shares purchased will not be subject to a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

          After December 31, 2001, shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares may reinvest their redemption proceeds only in class A shares as described as the second option above.

          In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

     EXCHANGE PRIVILEGE
     Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC.

     EXCHANGES AMONG MFS FUNDS (excluding exchanges from MFS money market funds) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

     EXCHANGES FROM AN MFS MONEY MARKET FUND -- Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

     EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

     GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by MFSC) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

          Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

          Any state income tax advantages for investment in shares of each state- specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

     TAX-DEFERRED RETIREMENT PLANS
     Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements, the following:

     o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

     o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

     o    Simplified Employee Pension (SEP-IRA) Plans;

     o Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

     o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

     o    Certain other qualified pension and profit-sharing plans.

          The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

          An investor should consult with his or her tax adviser before establishing any of the tax-deferred retirement plans described above.

          Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar Section 401(a) or 403(b) recordkeeping program made available by MFSC.

     INFORMATION AVAILABLE TO SHAREHOLDERS
     The Fund will make available to shareholders, upon reasonable request, information on its portfolio holdings and capital gain and loss positions in accordance with its operating policies concerning the release of such information, which may be changed at any time at the discretion of the Fund without notice to shareholders.

XI   DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
     The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

          Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

          Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

          The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

          The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has granted enforcement no-action relief for involuntary redemptions in limited circumstances.

          Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

          The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

          The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

          The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

          The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

  --------------------
  PART II - APPENDIX A
  --------------------

     WAIVERS OF SALES CHARGES
     This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). Some of the following information will not apply to certain funds in the MFS Family of Funds, depending on which classes of shares are offered by such fund. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

I    WAIVERS OF ALL APPLICABLE SALES CHARGES
     In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

     DIVIDEND REINVESTMENT
          o    Shares acquired through dividend or capital gain reinvestment;
               and

          o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.

     CERTAIN ACQUISITIONS/LIQUIDATIONS
          o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

     AFFILIATES OF AN MFS FUND/CERTAIN DEALERS
     Shares acquired by:

          o Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

          o Trustees and retired trustees of any investment company for which MFD serves as distributor;

          o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

          o    Employees or registered representatives of dealers;

          o Certain family members of any such individual and their spouses or domestic partners identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

          o    Institutional Clients of MFS or MFS Institutional Advisors, Inc.

     INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)
          o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

     RETIREMENT PLANS (CDSC WAIVER ONLY)
     Shares redeemed on account of distributions made under the following circumstances:

          o    Individual Retirement Accounts ("IRAs")

               >    Death or disability of the IRA owner.

          o Section 401(a) Plans ("401(a) Plans") and Section 403(b) Employer Sponsored Plans ("ESP Plans")

               > Death, disability or retirement of 401(a) or ESP Plan participant;

               >    Loan from 401(a) or ESP Plan;

               >    Financial hardship (as defined in Treasury Regulation
                    Section 1.401(k)-1(d)(2), as amended from time to time);

               > Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

               >    Tax-free return of excess 401(a) or ESP Plan contributions;

               > To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS Corporate Plan Services 401(k) Plan or another similar recordkeeping system made available by MFSC (the "MFS Participant Recordkeeping System");

               > Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or
                    (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived; and

               > Shares purchased by certain retirement plans or trust accounts if: (i) the plan is currently a party to a retirement plan recordkeeping or administration services agreement with MFD or one of its affiliates and (ii) the shares purchased or redeemed represent transfers from or transfers to plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.

          o    Section 403(b) Salary Reduction Only Plans ("SRO Plans")

               >    Death or disability of SRO Plan participant.

          o Nonqualified deferred compensation plans (currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates)

               > Eligible participant distributions, such as distributions due to death, disability, financial hardship, retirement and termination of employment.

     CERTAIN TRANSFERS OF REGISTRATION
     (CDSC WAIVER ONLY)
     Shares transferred:
          o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

          o From a single account maintained for a 401(a) Plan to multiple accounts maintained by MFSC on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS Corporate Plan Services 401(k) Plan or another similar recordkeeping system made available by MFSC.

     LOAN REPAYMENTS
          o Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS Corporate Plan Services 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

II   WAIVERS OF CLASS A SALES CHARGES

     In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

     WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
          o Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.

     INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS
          o    Shares acquired by insurance company separate accounts.

     SECTION 529 PLANS
     Shares acquired by college savings plans qualified under Section 529 of the Internal Revenue Code whose sponsors or administrators have entered into an administrative services agreement with MFS Fund Distributors, Inc. ("MFD") or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

     RETIREMENT PLANS

          o    Administrative Services Arrangements

               > Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

               > Shares acquired by retirement plans whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and whose third party administrator or dealer has entered into an administrative services agreement with MFD or one of its affiliates under which MFD or one of its affiliates performs certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one of its affiliates.

          o    Reinvestment of Distributions from Qualified Retirement Plans

               > Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

          o    Reinvestment of Redemption Proceeds from Class B Shares

               > Shares acquired by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and whose account application was received by MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

               > Shares acquired by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and whose account application is received by MFD on or after April 2, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with the current market value of the plan's existing Class A shares.

          o    Retirement Plan Recordkeeping Services Agreements

               > Where the retirement plan is, at that time, a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates pursuant to which certain of those services are provided by Benefit Services Corporation or any successor service provider designated by MFD.

               > Where the retirement plan has established an account with MFSC on or after January 1, 2000 and is, at that time, a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates pursuant to which such services are provided with respect to at least $10 million in plan assets.

          o    MFS Prototype IRAs

               > Shares acquired by the IRA owner if: (i) the purchase represents the timely rollover of distribution proceeds from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds or liquidation of plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.

     SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
     CIRCUMSTANCES:
          o    IRAs

               > Distributions made on or after the IRA owner has attained the age of 5912 years old; and

               >    Tax-free returns of excess IRA contributions.

          o    401(a) Plans

               > Distributions made on or after the 401(a) Plan participant has attained the age of 5912 years old; and

               > Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

          o    ESP Plans and SRO Plans

               > Distributions made on or after the ESP or SRO Plan participant has attained the age of 5912 years old.

          o    401(a) Plans and ESP Plans

               > where the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

               > where the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, MFSC that the retirement plan (or multiple plans maintained by the same plan sponsor) has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more (applies only when the certification was received by MFSC on or prior to March 30, 2001) or $1,000,000 or more (applies only when the certification is received by MFSC on or after April 2,
                    2001), invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

     provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or (b) with respect to plans which establish an account with MFSC prior to November 1, 1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

     BANK TRUST DEPARTMENTS AND LAW FIRMS
          o Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

     INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES.
          o The initial sales charge imposed on purchases of Class A shares, and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.

III  WAIVERS OF CLASS B AND CLASS C SALES CHARGES
     In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

     SYSTEMATIC WITHDRAWAL PLAN
          o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

     DEATH OF OWNER
          o Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit, of the deceased individual.

     DISABILITY OF OWNER
          o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC).

     RETIREMENT PLANS.
     Shares redeemed on account of distributions made under the following circumstances:

          o    IRAs, 401(a) Plans, ESP Plans and SRO Plans

               > Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules;

               > Salary Reduction Simplified Employee Pension Plans ("SAR-SEP Plans");

               > Distributions made on or after the SAR- SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

               >    Death or disability of a SAR-SEP Plan participant.

          o    401(a) and ESP Plans Only (Class B CDSC Waiver Only)

               > By a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established an account with MFSC between July 1, 1996 and December 31, 1998; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or
                    (iii) is acquired by, merged into, or consolidated with any other entity.

               > By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15,
                    1998). A plan with a pre-existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.

  --------------------
  PART II - APPENDIX B
  --------------------

     DEALER COMMISSIONS AND CONCESSIONS
     This Appendix describes the various commissions paid and concessions made to dealers by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

     CLASS A SHARES
     Purchases Subject to an Initial Sales Charge. For purchases of Class A shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to dealers (which are alike for all dealers), as shown in Appendix D to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix D to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

          THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS WHOSE SPONSORING ORGANIZATIONS SUBSCRIBE TO THE MFS PARTICIPANT RECORDKEEPING SYSTEM, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

          Purchases Subject to a CDSC (but not an Initial Sales Charge). For purchases of Class A shares subject to a CDSC, MFD pays commissions to dealers on new investments made through such dealers as follows:

     COMMISSION
     PAID BY MFD
     TO DEALERS               CUMULATIVE PURCHASE AMOUNT
     ---------------------------------------------------------------------------
     1.00%                    On the first $2,000,000, plus
     0.80%                    Over $2,000,000 to $3,000,000, plus
     0.50%                    Over $3,000,000 to $50,000,000, plus
     0.25%                    Over $50,000,000

          Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

          In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

          THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS WHOSE SPONSORING ORGANIZATIONS SUBSCRIBE TO THE MFS PARTICIPANT RECORDKEEPING SYSTEM, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

          PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). For purchases of Class A shares subject to a CDSC, MFD pays commissions to dealers on new investments made through such dealers as follows:

     COMMISSION
     PAID BY MFD
     TO DEALERS                 CUMULATIVE PURCHASE AMOUNT
     --------------------------------------------------------------------------
     1.00%                      On the first $1,000,000 to $4,000,000, plus
     0.50%                      Over $4,000,000 to $25,000,000, plus
     0.25%                      Over $25,000,000

          Dealers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

     CLASS B SHARES
     For purchases of Class B shares, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

          For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

          For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which has established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998), MFD pays no up front commissions to dealers, but instead pays an amount to dealers equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

     CLASS C SHARES
     For purchases of Class C shares, MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase.

     ADDITIONAL DEALER COMMISSIONS/CONCESSIONS
     Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/ or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

          For most of the MFS Funds:

          o In lieu of the sales commission and service fees normally paid by MFD to broker-dealers of record as described in the Prospectus, MFD has agreed to pay Bear, Stearns & Co. Inc. the following amounts with respect to Class A shares of the Fund purchased through a special retirement plan program offered by a third party administrator: (i) an amount equal to 0.05% per annum of the average daily net assets invested in shares of the Fund pursuant to such program, and (ii) an amount equal to 0.20% of the net asset value of all net purchases of shares of the Fund made through such program, subject to a refund in the event that such shares are redeemed within 36 months.

          o Until terminated by MFD, the Funds' distributor, MFD will incur, on behalf of H. D. Vest Investment Securities, Inc., the initial ticket charge of $15 with respect to purchases of shares of any MFS fund made through VESTADVISOR accounts. MFD will not incur such charge with respect to redemption or repurchases of fund shares, exchanges of fund shares, or shares purchased or redeemed through systematic investment or withdrawal plans.

          o The following provisions shall apply to any retirement plan (each a "Merrill Lynch Business Market Plan", formerly known as the Merrill Lynch Daily K Plan) whose records are maintained on a daily valuation basis by either Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), or by an independent recordkeeper (an "Independent Recordkeeper") whose services are provided through a contract or alliance arrangement with Merrill Lynch, and with respect to which the sponsor of such plan has entered into a recordkeeping service agreement with Merrill Lynch (a "Merrill Lynch Recordkeeping Agreement").

                    The initial sales charge imposed on purchases of Class A
               shares of the Funds, and the contingent deferred sales charge ("CDSC") imposed on certain redemptions of Class A shares of the Funds, is waived in the following circumstances with respect to a Merrill Lynch Business Market Plan:

               (i) if, at conversion, such Plan has $3 million or more in total record-kept assets invested in broker-dealer sold funds not advised or managed by Merrill Lynch Asset Management LP ("MLAM") that are made available pursuant to agreements between Merrill Lynch and such funds' principal underwriters or distributors, and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

               (ii) if such Plan's records are maintained by an Independent Recordkeeper and, at conversion, such Plan has $3 million or more in record-kept assets; or

               (iii) if such Plan has 500 or more eligible employees, as
                     determined by the Merrill Lynch plan conversion manager on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement.

          The CDSC imposed on redemptions of Class B shares of the Fund is waived in the following circumstances with respect to a Merrill Lynch Business Market Plan:

               (i) if, at conversion, such Plan has less than $3 million in assets invested in Applicable Investments;

               (ii) if such Plan's records are maintained by an independent recordkeeper and at conversion, such Plan has less than $3 million dollars in assets; or

               (iii) if such Plan has fewer than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement.

          No front-end commissions are paid with respect to any Class A or Class B shares of the Fund purchased by any Merrill Lynch Business Market Plan.

     FOR MFS(R) UNION STANDARD(R) EQUITY FUND, ONLY:

     o The initial sales charge on Class A shares will be waived on shares purchased using redemption proceeds from a separate institutional account of Connecticut General Life Insurance Company with respect to which MFS Institutional Advisors, Inc. acts as investment adviser. No commissions will be payable to any dealer, bank or other financial intermediary with respect to shares purchased in this manner.

     FOR MFS(R) EMERGING GROWTH FUND, MFS(R) RESEARCH FUND, MFS(R) CAPITAL OPPORTUNITIES FUND AND MFS(R) MONEY MARKET FUND, ONLY:

     o Class A shares of the Fund may be purchased at net asset value by one or more Chilean retirement plans, known as Administradores de Fondos de Pensiones, which are clients of the 1850 K Street N.W., Washington D.C. office of Dean Witter Reynolds, Inc. ("Dean Witter").

          MFD will waive any applicable contingent deferred sales charges upon redemption by such retirement plans on purchases of Class A shares over $1 million, provided that (i) in lieu of the commissions otherwise payable as specified in the prospectus, MFD will pay Dean Witter a commission on such purchases equal to 1.00% (including amounts in excess of $5 million) and (ii) if one or more such clients redeem all or a portion of these shares within three years after the purchase thereof, Dean Witter will reimburse MFD for the commission paid with respect to such shares on a pro rata basis based on the remaining portion of such three-year period.

     FOR FUNDS (EXCEPT MONEY MARKET)

     Until terminated by MFD, the following provisions shall apply to the initial purchase of Class A shares of any Fund which is held in an MFS sponsored IRA account, the broker-dealer of record of which may be specified from time-to- time by MFD pursuant to certain requirements (the "Dealer"), and the assets of which are transferred from an IRA account sponsored by certain other mutual fund complexes designated by MFS:

     o The initial sales charge imposed on the purchase of Class A shares of the Funds, and the contingent deferred sales charge ("CDSC") imposed on certain redemptions of Class A shares of the Funds, is waived, and

     o In lieu of the sales commission and service fees normally paid by MFD to broker-dealers of record as described in the prospectus, MFD has agreed to pay the Dealer (i) a 1% commission at the time of each initial purchase; and (ii) commencing on a date thirteen months from the date of the purchase, an amount equal to 0.25% per annum of the average daily net asses invested in shares of the Fund.

  --------------------
  PART II - APPENDIX C
  --------------------

     INVESTMENT TECHNIQUES, PRACTICES AND RISKS
     Set forth below is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices.

     INVESTMENT TECHNIQUES AND PRACTICES DEBT SECURITIES
     To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

     ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

          COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
     SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

          Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

          The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

          CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

          Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

          MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass- through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

          Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

          Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

          The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

          Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

          FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

          STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

          SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

          CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

          The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

          LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

          These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

          Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

          The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

          LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

          While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

          MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

          If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

          Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

          Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

          Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

          The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

          The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

          U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the GNMA; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the FNMA.

          U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

          VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

          ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

     EQUITY SECURITIES
     The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

          A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

     FOREIGN SECURITIES EXPOSURE
     The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

     BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

     DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non- U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

          ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

     DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

     EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

     o Company Debt -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

     o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

     o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

          Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

     o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

     o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

          The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

          The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

     o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

          Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

          The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

          To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

          Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

     o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

     FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

          Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

     FORWARD CONTRACTS
     The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

          A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

          If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

          The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

          The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

          The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

     FUTURES CONTRACTS
     The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

          A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

          The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

          Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

          Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

          Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

          The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

          Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

     INDEXED SECURITIES
     The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

          The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

     INVERSE FLOATING RATE OBLIGATIONS
     The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

     INVESTMENT IN OTHER INVESTMENT COMPANIES
     The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

          OPEN-END FUNDS. The Fund may invest in open-end investment companies.

          CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

     LENDING OF PORTFOLIO SECURITIES
     The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

     LEVERAGING TRANSACTIONS
     The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

     BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

     MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

          If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

     REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

     OPTIONS
     The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this
     Appendix:

     OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

     OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

          An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

          A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

          Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
     (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

          The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

          The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

     OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

          A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
     (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

          Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

          The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

          The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

          The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

          The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

     OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

          The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

          The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

          The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

          The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

     RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

     "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

          Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

     REPURCHASE AGREEMENTS
     The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

          The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

     SHORT SALES
     The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

          The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

          Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

          The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

     SHORT TERM INSTRUMENTS
     The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

     SWAPS AND RELATED DERIVATIVE INSTRUMENTS
     The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

          Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

          For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

          The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

          The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

          The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

          If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

          The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

     TEMPORARY BORROWINGS
     The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

     TEMPORARY DEFENSIVE POSITIONS
     During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

     "WHEN-ISSUED" SECURITIES
     The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

     SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

     RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
     PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

          If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

          The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

          The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

          Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

          In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

          The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

          Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

     RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

          With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

     RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

          The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

          The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

     POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

     POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

     RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

     RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
     Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

          Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

          Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

          Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

          In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

          Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

          Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

  --------------------
  PART II - APPENDIX D
  --------------------

                           DESCRIPTION OF BOND RATINGS

     The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                        STANDARD & POOR'S RATINGS SERVICES

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: Subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A "C" rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-) The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                            FITCH IBCA, DUFF & PHELPS

     AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

     DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. DD indicates expected recoveries in the range of 50% - 90% and D the lowest recovery potential, i.e. below 50%.

     NOTES

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, or to categorize below "CCC".

     "NR" indicates that Fitch does not rate the issuer or issue in question.

     "WITHDRAWN": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

  --------------------
  PART II - APPENDIX E
  --------------------

     TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
     The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

     TRUSTEES

     JEFFREY L. SHAMES*, Chairman and President (born 6/2/55) Massachusetts Financial Services Company, Chairman and Chief Executive Officer

     JOHN W. BALLEN* (born 9/12/59)
     Massachusetts Financial Services Company, President and Director

     KEVIN R. PARKE* (BORN 12/14/59)
     Massachusetts Financial Services Company, Executive Vice President and Chief Investment Officer

     LAWRENCE H. COHN, M.D. (born 3/11/37)
     Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School, Professor of Surgery
     Address: Boston, Massachusetts

     THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
     Edmund Gibbons Limited (diversified holding company), Chief Executive Officer; Colonial Insurance Company Ltd., Director and Chairman; Bank of Butterfield, Chairman (until 1997)
     Address: Hamilton, Bermuda

     WILLIAM R. GUTOW (born 9/27/41)
     Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman
     Address: Dallas, Texas

     J. ATWOOD IVES (born 5/1/36)
     Private investor; Eastern Enterprises (diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000); KeySpan Corporation (energy related services), Director
     Address: Boston, Massachusetts

     ABBY M. O'NEILL (born 4/27/28)
     Private investor; Rockefeller Financial Services, Inc. (investment advisers), Chairman and Chief Executive Officer
     Address: New York, New York

     LAWRENCE T. PERERA (born 6/23/35)
     Hemenway & Barnes (attorneys), Partner
     Address: Boston, Massachusetts

     WILLIAM J. POORVU (born 4/10/35)
     Harvard University Graduate School of Business Administration, Adjunct Professor; CBL & Associates Properties, Inc. (a real estate investment trust), Director; The Baupost Fund (a mutual fund), Vice Chairman and Trustee
     Address: Cambridge, Massachusetts

     J. DALE SHERRATT (born 9/23/38)
     Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001); Paragon Trade Brands, Inc. (disposable consumer products), Director
     Address: Boston, Massachusetts

     ELAINE R. SMITH (born 4/25/46)
     Independent consultant
     Address: Weston, Massachusetts

     WARD SMITH (born 9/13/30)
     Private investor
     Address: Hunting Valley, Ohio

     OFFICERS

     JAMES R. BORDEWICK, JR.,* Assistant Secretary and Assistant Clerk (born 3/6/59)
     Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

     MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
     Massachusetts Financial Services Company, Vice President (since March
     1997); Putnam Investments, Vice President (prior to March 1997)

     STEPHEN E CAVAN,* Secretary and Clerk (born 11/6/53)
     Massachusetts Financial Services Company, Senior Vice President General Counsel and Secretary

     ROBERT R. FLAHERTY,* Assistant Treasurer (born 9/18/63)
     Massachusetts Financial Services Company, Vice President (since August
     2000); UAM Fund Services, Senior Vice President (prior to August 2000)

     ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)
     Massachusetts Financial Services Company, Vice President

     JAMES O. YOST,* Treasurer (born 6/12/60)
     Massachusetts Financial Services Company, Senior Vice President

     ----------------
     *"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

     Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Shames, a Director of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates.

  --------------------
  PART II - APPENDIX F
  --------------------

     INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

     As fundamental investment restrictions, the Fund may not:

               (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

               (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

               (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

               (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

               (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

     The following fundamental investment restriction (6) is also included in each Fund's investment restrictions as noted by Fund below:

     FOR THE MFS GLOBAL HEALTH SCIENCES FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest 25% or more of its assets in companies engaged in the health sciences industries.

     FOR THE MFS GLOBAL TELECOMMUNICATIONS FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in a group of related telecommunications industries.

     FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

     FOR THE MFS HIGH INCOME FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

     FOR THE MFS UTILITIES FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

     FOR ALL OTHER FUNDS:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

     IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     FOR THE MFS GOVERNMENT MORTGAGE FUND:

     The Fund will not:

               (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation; and

               (2) invest in any security other than (i) Government securities and related options, futures, options on futures and repurchase agreements, and (ii) securities of other investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, all of whose assets will be invested in Government securities and related options, futures, options on futures and repurchase agreements.

     FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

     The Fund will not:

               (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

     FOR ALL OTHER FUNDS:

     The Fund will not:

               (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

     FOR ALL FUNDS:

     Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081

DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
2 Avenue de Lafayette, Boston, MA 02111-1738
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

[MFS LOGO]
INVESTMENT MANAGEMENT

500 Boylston Street, Boston, MA 02116

                                                                MFS-13P2 01/02

                                                                    PROSPECTUS


                                                                AUGUST 1, 2002

MFS(R) MASSACHUSETTS MUNICIPAL HIGH INCOME FUND
MFS(R) NEW YORK MUNICIPAL HIGH INCOME FUND

                                                                CLASS A SHARES
                                                                CLASS B SHARES
--------------------------------------------------------------------------------

This Prospectus describes two funds:

    o MFS Massachusetts Municipal High Income Fund, which seeks high current income exempt from federal income tax and Massachusetts personal income tax.
    o MFS New York Municipal High Income Fund, which seeks high current income exempt from federal and New York State and City income taxes.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUNDS' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

     TABLE OF CONTENTS

                                                                         Page
  I     Risk Return Summary ............................................   1

  II    Expense Summary ................................................  10
  III   Certain Investment Strategies and Risks ........................  14
  IV    Management of the Funds ........................................  15
  V     Description of Share Classes ...................................  16
  VI    How to Purchase, Exchange and Redeem Shares ....................  19
  VII   Investor Services and Programs .................................  23
  VIII  Other Information ..............................................  25
  IX    Financial Highlights ...........................................  29

        Appendix A -- Investment Techniques and Practices .............. A-1

        Appendix B -- Tax Equivalent Yield Tables ...................... B-1

  ---------------------
  I RISK RETURN SUMMARY
  ---------------------

o   INVESTMENT OBJECTIVES


    o MFS MASSACHUSETTS MUNICIPAL HIGH INCOME FUND - The investment objective of the MFS Massachusetts Municipal High Income Fund (referred to as the Massachusetts fund) is to provide high current income exempt from federal income tax and Massachusetts personal income tax.

    o MFS NEW YORK MUNICIPAL HIGH INCOME FUND - The investment objective of the MFS New York Municipal High Income Fund (referred to as the New York fund) is to provide high current income exempt from federal income tax and New York State and City income taxes.


      Each fund's objective may be changed without shareholder approval.


o   PRINCIPAL INVESTMENT POLICIES

    o MASSACHUSETTS FUND - The Massachusetts fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and Massachusetts personal income tax. This policy may not be changed without shareholder approval.

    o NEW YORK FUND - The New York fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and New York State and City income taxes. This policy may not be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES COMMON TO BOTH FUNDS

    Each of the funds invests in municipal securities and participation interests in municipal securities issued by banks. Municipal securities are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. Participation interests in municipal securities are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank.


      While each of the funds may invest in securities with any credit rating, municipal securities offering the high current income sought by each of the funds generally are speculative and lower rated bonds. Speculative securities are securities rated in the lowest investment grade category by credit rating agencies or which are unrated and considered by the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), to be comparable to speculative securities. Lower rated bonds (i.e. bonds rated below investment grade), commonly known as junk bonds, are bonds assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds.


      Although each fund seeks to invest in municipal securities that provide income exempt from federal income tax and state (and, in the case of the New York fund, New York City) personal income tax, the interest income on certain of these municipal securities may be subject to an alternative minimum tax. In pursuing its investment policies, each fund may invest in securities of issuers located outside of the fund's named state. For a comparison of yields on municipal bonds and taxable securities, see the Tax Equivalent Yield Tables attached as Appendix B to this Prospectus.

      While each fund seeks to invest all of its assets in the types of securities described above, market conditions may from time to time limit the availability of such obligations. During periods when a fund is unable to invest as described above, the fund will seek to invest its assets in municipal securities that are exempt from federal income taxes but are subject to its state (and city, if applicable) personal income taxes.


      In selecting fixed income investments for each fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including each of the funds) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

      Each fund is a non-diversified mutual fund. This means that each fund may invest a relatively high percentage of its assets in a small number of issuers.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in each fund and the circumstances reasonably likely to cause the value of your investment in a fund to decline are described below. The share price of a fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in a fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

      The principal risks of investing in each of the funds are:

    o  Municipal Securities Risk

       > Interest Rate Risk: As with any fixed income security, the prices of municipal securities in each fund's portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in a fund's portfolio will generally rise.

       > Maturity Risk: Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of each fund's municipal security investments will affect the volatility of the fund's share price.

       > Credit Risk: Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank.

       > General Obligations and Revenue Obligations Risk: Each fund may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. Each fund may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects (such as building a hospital or toll roads, water and sewer projects, etc.), and are not backed by the full faith and credit of the municipal issuer. Each fund may invest in excess of 25% of its assets in revenue bonds relating to any one specific industry (i.e., housing, healthcare, water and sewer, etc.). Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income.

       > Municipal Lease Obligations Risk: Each fund's investments in municipal securities may include municipal lease obligations. Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase which generally relates to equipment or facilities. When a fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases, payments under municipal leases do not have to be made unless the appropriate legislative body specifically approves money for that purpose.

    o  Concentration Risk

       > Massachusetts Concentration Risk: Because the Massachusetts fund concentrates in securities of municipal issuers in Massachusetts, certain factors with respect to this state will disproportionately affect the value of the fund's investments, including local economic factors or policy changes, erosion of the state's tax base, or changes in the credit ratings assigned to the state's municipal issuers. Thus, the fund's performance will be closely tied to the economic and political conditions in Massachusetts and will be more volatile than the performance of a more geographically diversified fund. The Massachusetts economy tends to be particularly susceptible to downturns in the U.S. economy, experiencing financial difficulty and high unemployment levels during these downturns. The Massachusetts economy is particularly susceptible to trends in the high-technology, financial services, biotechnology and health care industries.

       > New York Concentration Risk: Because the New York fund invests primarily in the securities of New York issuers, its performance may be disproportionately affected by local, state and regional factors. These may include state or local legislation or policy changes, economics, erosion of the city's or state's tax base, natural disasters, and the possibility of credit problems. New York City and certain localities outside New York City have experienced financial problems. These problems may affect the fiscal health of New York State. Thus, the fund's performance will be closely tied to the economic and political conditions in the City and State of New York and will be more volatile than the performance of a more geographically diversified fund.

    o Speculative Municipal Securities Risk: Speculative bonds are subject to a higher risk that the issuer will default on payments of principal and interest than higher rated investment grade bonds. Although the issuer's ability to make interest and principal payments appears adequate, an adverse change in economic conditions or other circumstances is more likely to cause a default by the issuer of a speculative bond than the issuer of a higher rated investment grade bond.

    o Liquidity Risk: The fixed income securities purchased by each fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on a fund's performance.

    o  Lower Rated Municipal Securities Risk

       > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

       > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Non-Diversified Status Risk: Because a fund may invest its assets in a small number of issuers, the fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o As with any mutual fund, you could lose money on your investment in a fund.

      An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE
    The bar chart and performance table below are intended to indicate some of the risks of investing in a fund by showing changes in that fund's performance over time. The performance table also shows:


    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. A fund's past performance (before and after taxes) does not necessarily indicate how that fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in a fund's shareholder reports is based upon that fund's fiscal year. Therefore, these performance results differ.

    1. MFS MASSACHUSETTS MUNICIPAL HIGH INCOME FUND


    BAR CHART
    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                    2000                12.46%
                    2001                 5.40%

    During the period shown in the bar chart, the highest quarterly return was 5.13% (for the calendar quarter ended December 31, 2000) and the lowest quarterly return was (0.93)% (for the calendar quarter ended December 31, 2001).

    The return for the six-months ended June 30, 2002 was 5.38%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and various other market indicators and assumes the deduction of applicable sales loads and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions''), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares'').

    AVERAGE ANNUAL TOTAL RETURNS -- MASSACHUSETTS FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2001)
    ...........................................................................
    RETURNS BEFORE TAXES                                   1 Year         Life*
    Class B shares                                             N/A          N/A
    Class A shares                                           0.39%        4.43%
    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
    Distributions                                            0.39%        4.34%
    Class A Shares' Return After Taxes on
    Distributions and Sale of Class A Shares                 2.27%        4.54%
    INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)
    Lehman Brothers Municipal Bond Index+**                  5.13%        6.19%
    Lipper Massachusetts Municipal Debt Fund Average++       4.11%        4.91%
    ------
    * Fund performance figures are for the period from the commencement of the fund's investment operations on August 2, 1999, through December 31, 2001. Class B shares were not available for sale during the period. Index and Lipper average returns are from August 1, 1999.


    ** The Lehman Brothers Municipal Bond Index is a broad based, unmanaged index of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).
    +  Source: Standard & Poor's Micropal, Inc.

    ++ The Lipper Massachusetts Municipal Debt Fund Average, as calculated by
       Lipper Inc., is the average investment performance of funds in the Lipper Massachusetts Municipal Debt Fund Category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    Class A share performance takes into account the deduction of the 4.75% maximum sales charge.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

    2. MFS NEW YORK MUNICIPAL HIGH INCOME FUND


    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                         2000                     13.81%
                         2001                      4.81%

    During the period shown in the bar chart, the highest quarterly return was 5.10% (for the calendar quarter ended December 31, 2000) and the lowest quarterly return was (1.10)% (for the calendar quarter ended December 31, 2001).

    The return for the six-months ended June 30, 2002 was 5.70%.


    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and various other market indicators and assumes the deduction of applicable sales loads and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").

    AVERAGE ANNUAL TOTAL RETURNS -- NEW YORK FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2001)

    ..........................................................................
    RETURNS BEFORE TAXES                                  1 Year       Life*

    Class B shares                                            N/A        N/A

    Class A shares                                        (0.17)%      4.98%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
    Distributions                                         (0.17)%      4.98%

    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares              1.83%      5.00%

    INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

    Lehman Brothers Municipal Bond Index+**                 5.13%      6.19%

    Lipper New York Municipal Debt Fund Average++           3.64%      4.74%
    ------
    * Fund performance figures are for the period from the commencement of the fund's investment operations on August 2, 1999, through December 31, 2001. Class B shares were not available for sale during the period. Index and Lipper average returns are from August 1, 1999.
    ** The Lehman Brothers Municipal Bond Index is a broad based, unmanaged index of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).
    +  Source: Standard & Poor's Micropal, Inc.
    ++ The Lipper New York Municipal Debt Fund Average, as calculated by
       Lipper Inc., is the average investment performance of funds in the New York Municipal Debt Fund Category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    Class A share performance takes into account the deduction of the 4.75% maximum sales charge.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

  ------------------
  II EXPENSE SUMMARY
  ------------------

o   EXPENSE TABLES

    These tables describe the fees and expenses that you may pay when you buy, redeem and hold shares of one of the funds.


o   MFS MASSACHUSETTS MUNICIPAL HIGH INCOME FUND


    SHAREHOLDER FEES (fees paid directly from your investment):
    ..........................................................................
                                                           CLASS A    CLASS B
    Maximum Sales Charge (Load) Imposed on Purchases
    (as a percentage of offering price) .............       4.75%      0.00%

    Maximum Deferred Sales Charge (Load) (as a
    percentage of original purchase price or redemption
    proceeds, whichever is less) ....................   See Below(1)   4.00%

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
    ..........................................................................
    Management Fees .................................       0.40%      0.40%
    Distribution and Service (12b-1) Fees(2) ........       0.00%      1.00%

    Other Expenses(3) ...............................       0.77%      0.77%
                                                            -----      -----
    Total Annual Fund Operating Expenses ............       1.17%      2.17%
        Fee Waiver and Expense Reimbursement(4) .....     (1.13)%    (1.13)%
                                                            -----      -----
        Net Expenses ................................       0.04%      1.04%

    ------
    (1) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.
    (2) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A and B shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The class A distribution and service fees have not been implemented, but may equal up to 0.35% annually and may be implemented on such date as the board of trustees which oversees the fund may determine.

    (3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other similar arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be 0.00% and 1.00% for class A and class B, respectively.
    (4) MFS has contractually agreed to waive its management fee and to bear the fund's expenses such that "Other Expenses" do not exceed 0.00% annually after taking into account the expense offset arrangement described above. These contractual arrangements will continue until at least August 1, 2003, unless modified with the consent of the board of trustees which oversees the fund.

o   EXAMPLE OF EXPENSES

    This example is intended to help you compare the cost of investing in the Massachusetts fund with the cost of investing in other mutual funds.

    The example assumes that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

    o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see the table above).

    Although your actual costs may be higher or lower, under these assumptions your costs would be:

    SHARE CLASS                             YEAR 1  YEAR 3  YEAR 5    YEAR 10
    --------------------------------------------------------------------------

    MFS MASSACHUSETTS MUNICIPAL HIGH INCOME FUND
    Class A shares                            $479   $722   $  984    $1,732
    Class B shares(1)
      Assuming redemption at end of period    $506   $870   $1,261    $2,157
      Assuming no redemption                  $106   $570   $1,061    $2,157

    ------
    (1) Class B shares convert to class A shares approximately eight years after purchase; therefore, years nine and ten reflect class A expenses.


o   MFS NEW YORK MUNICIPAL HIGH INCOME FUND


    SHAREHOLDER FEES (fees paid directly from your investment):
    ..........................................................................
                                                           CLASS A    CLASS B
    Maximum Sales Charge (Load) Imposed on Purchases
    (as a percentage of offering price) .............       4.75%      0.00%

    Maximum Deferred Sales Charge (Load) (as a
    percentage of original purchase price or
    redemption proceeds, whichever is less) .........   See Below(1)   4.00%

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
    ..........................................................................
    Management Fees .................................      0.40%      0.40%
    Distribution and Service (12b-1) Fees(2) ........      0.00%      1.00%

    Other Expenses(3) ...............................      5.99%      5.99%
                                                           -----      -----
    Total Annual Fund Operating Expenses ............      6.39%      7.39%
        Fee Waiver and Expense Reimbursement(4) .....    (6.35)%    (6.35)%
                                                           -----      -----
        Net Expenses ................................      0.04%      1.04%

    ------
    (1) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.
    (2) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A and B shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The class A distribution and service fees have not been implemented, but may equal up to 0.35% annually and may be implemented on such date as the board of trustees which oversees the fund may determine.

    (3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other similar arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be 0.00% and 1.00% for class A and class B, respectively.
    (4) MFS has contractually agreed to waive its management fee and to bear the fund's expenses such that "Other Expenses" do not exceed 0.00% annually after taking into account the expense offset arrangement described above. These contractual arrangements will continue until at least August 1, 2003, unless modified with the consent of the board of trustees which oversees the fund.

o   EXAMPLE OF EXPENSES

    This example is intended to help you compare the cost of investing in the New York fund with the cost of investing in other mutual funds.

    The example assumes that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

    o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see the table above).

    Although your actual costs may be higher or lower, under these assumptions your costs would be:

    SHARE CLASS                             YEAR 1   YEAR 3    YEAR 5   YEAR 10
    --------------------------------------------------------------------------

    MFS NEW YORK MUNICIPAL HIGH INCOME FUND
    Class A shares                           $479    $1,739    $2,964    $5,881
    Class B shares(1)
      Assuming redemption at end of period   $506    $1,906    $3,235    $6,160
      Assuming no redemption                 $106    $1,606    $3,035    $6,160

    ------
    (1) Class B shares convert to class A shares approximately eight years after purchase; therefore, years nine and ten reflect class A expenses.

  -------------------------------------------
  III CERTAIN INVESTMENT STRATEGIES AND RISKS
  -------------------------------------------

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISK

    Each fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which a fund may engage, including the principal investment techniques and practices discussed above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the funds' Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

o   TEMPORARY DEFENSIVE POLICIES

    In addition, each fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a fund invests defensively, it may not be able to pursue its investment objective. When such conditions exist each fund may invest up to 50% of its total assets in the following short-term investments:

       o  U.S. government securities; and

       o commercial paper, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with $1 billion of assets and cash.

   Interest income from these short-term investments will be taxable to shareholders as ordinary income. A fund's defensive investment position may not be effective in protecting its value.

o   ACTIVE OR FREQUENT TRADING


    Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from a fund's performance.

  --------------------------
  IV MANAGEMENT OF THE FUNDS
  --------------------------

o   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is each fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $122.4 billion as of June 30, 2002. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.


       MFS provides investment management and related administrative services and facilities to each fund, including portfolio management and trade execution. For these services, each fund pays MFS an annual management fee at the rate of 0.40% of such fund's average daily net assets on an annualized basis for the fund's then-current fiscal year end. MFS has agreed to waive its right to receive this fee as described under "Expense Summary."

o   PORTFOLIO MANAGER

    The portfolio manager for each fund, since its inception, is Michael Roberge, a Senior Vice President of the Adviser. Mr. Roberge has been employed in the investment management area of MFS since 1996. Prior to 1996, Mr. Roberge worked as a municipal credit analyst and portfolio manager with Colonial Investment Management.

o   ADMINISTRATOR

    MFS provides each fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each fund for a portion of the costs it incurs in providing these services.

o   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of each fund.

o   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each fund, for which it receives compensation from each fund.

  ------------------------------
  V DESCRIPTION OF SHARE CLASSES
  ------------------------------

    Each fund offers class A and class B shares through this prospectus. Currently, only class A shares of each fund are available for sale.

o   SALES CHARGES

    You may be subject to an initial sales charge when you purchase, or a CDSC when you redeem, class A or B shares. These sales charges are described below. In certain circumstances, these sales charges are waived. These circumstances are described in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (such as a broker or bank), the adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees, or from MFS or MFD. These commissions and concessions are described in the SAI.

o   CLASS A SHARES

    You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within one year. Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:
                                                SALES CHARGE* AS PERCENTAGE OF:
                                                -------------------------------
                                                  Offering        Net Amount
    Amount of Purchase                              Price          Invested

    Less than $100,000                               4.75%           4.99%
    $100,000 but less than $250,000                  4.00            4.17

    $250,000 but less than $500,000                  2.95            3.04

    $500,000 but less than $1,000,000                2.20            2.25
    $1,000,000 or more                              None**          None**
    ------
    * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    ** A 1% CDSC will apply to such purchases, as discussed below.

    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

o   CLASS B SHARES


    You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.


    The CDSC is imposed according to the following schedule:

                                               CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE             SALES CHARGE
    --------------------------------------------------------------------
    First                                              4%
    Second                                             4%
    Third                                              3%
    Fourth                                             3%
    Fifth                                              2%
    Sixth                                              1%
    Seventh and following                              0%

    If you hold class B shares for approximately eight years, they will convert to class A shares of that fund. All class B shares you purchased through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares.

o   CALCULATION OF CDSC

    As discussed above, certain investments in class A and B shares will be subject to a CDSC. Two different aging schedules apply to the calculation of the CDSC:

    o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

    o Purchases of class B shares made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

    No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

       The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

o   DISTRIBUTION AND SERVICE FEES


    Each fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A and B shares, and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee) and 1.00% for class B shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. The 0.35% class A distribution and service fees have not been implemented for either fund and may be implemented on such date as the board of trustees which oversees the funds may determine.

  ----------------------------------------------
  VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
  ----------------------------------------------

    You may purchase, exchange and redeem class A and B shares of a fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption "Investor Services and Programs."

o   HOW TO PURCHASE SHARES


    INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is $1,000. However, in the following circumstances, the minimum initial investment is only $50 per account:


    o  if you establish an automatic investment plan;

    o  if you establish an automatic exchange plan; or

    o  if you establish an account under either:

       > tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

       >  employer sponsored investment programs.

    The minimum initial investment for IRAs is $250 per account.

    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

    o  send a check with the returnable portion of your statement;

    o  ask your financial adviser to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.

o   HOW TO EXCHANGE SHARES

    You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges.

      Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. These limitations and market timing policies are described below under the captions "Right to Reject or Restrict Purchase and Exchange Orders" and "Excessive Trading Practices." You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

o   HOW TO REDEEM SHARES


    You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, and letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).

      Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.


    REDEEMING DIRECTLY THROUGH MFSC.


    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. MFSC will be responsible for losses that result from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify your identity. You must elect this privilege on your account application if you wish to use it.


    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.


    o ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account by contacting MFSC via the Internet (MFS Access). You must elect this privilege on your account application and establish a personal identification number (PIN) on MFS Access to use this service.


    REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.


    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, each fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.


o   OTHER CONSIDERATIONS

    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The MFS funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the MFS funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the MFS funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund.


    EXCESSIVE TRADING PRACTICES. The MFS funds do not permit market-timing or other excessive trading practices that may disrupt portfolio management strategies and harm fund performance. As noted above, the MFS funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. The MFS funds will exercise these rights, including rejecting or canceling purchase and exchange orders and restricting the availability of purchases and exchanges through telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer service, if an investor's trading, in the judgment of the MFS funds, has been or may be disruptive to a fund. In making this judgment, the MFS funds may consider trading done in multiple accounts under common ownership or control.


    REINSTATEMENT PRIVILEGE. After you have redeemed shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption at the current net asset value (without an initial sales charge).


      For shareholders who exercise this privilege after redeeming class A shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC paid; however, your new class A shares will still be subject to a CDSC for up to one year from the date you originally purchased the shares you redeemed.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares, you may reinvest your redemption proceeds only into class A shares. The class A shares you purchase will not be subject to a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

    IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that a fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. None of the funds expects to make in-kind distributions. However, if a fund does, it will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the fund's net assets, whichever is less.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

  ----------------------------------
  VII INVESTOR SERVICES AND PROGRAMS
  ----------------------------------

    As a shareholder of a fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in a fund is made through a retirement plan.

o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

    o  Dividend and capital gain distributions in cash.

    Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of that fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

o   PURCHASE AND REDEMPTION PROGRAMS

    For your convenience, the following purchase and redemption programs are made available to you with respect to class A and B shares, without extra charge:

    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.


    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of shares of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund, into class A shares of any other MFS fund, you will pay the initial sales charge if you have not already paid this charge on these shares.


    REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any MFS fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same class of another MFS fund.


    LETTER OF INTENT (LOI). When you commit to invest a specific dollar amount in the MFS funds (including the MFS Fixed Fund) within a 13 month period, you will pay the same sales charge as if all shares had been purchased at one time. If you commit to invest $1 million or more under this program, the time period is extended to 36 months. If you do not purchase the committed amount within the time period, your account will be adjusted to reflect deduction of the higher initial sales charge level for the amount actually purchased.


    RIGHT OF ACCUMULATION. You will qualify for a lower sales charge on your purchases of class A shares when your new investment in class A shares, together with the current (offering price) value of all your holdings in the MFS funds (including the MFS Fixed Fund), reaches a reduced sales charge level.

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments of at least $100. Each payment under this systematic withdrawal is funded through the redemption of your fund shares. For class B shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

    FREE CHECKWRITING. You may redeem your class A shares by writing checks against your account. Checks must be for a least $500 and investments made by check must have been in your account for at least 15 days before you can write checks against them. There is no charge for this service. To authorize your account for checkwriting, contact MFSC (see back cover page for address and phone number).

      Shares in your account equal in value to the amount of the check plus the applicable CDSC (if any) and any income tax required to be withheld (if any) are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will be dishonored.

  ----------------------
  VIII OTHER INFORMATION
  ----------------------

o   PRICING OF FUND SHARES


    The price of each class of each fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, each fund values its assets at current market values, or at fair value as determined by the Adviser under the direction of the Board of Trustees that oversees a fund if the Trustees determine that the current market price does not constitute fair value.

      The securities held by a fund that trade in foreign markets are usually valued on the basis of the most recent closing market prices in those markets. Most foreign markets close before the funds' valuation time, generally at 4:00 p.m., Eastern time. For example, for securities primarily traded in the Far East, the most recent closing prices may be as much as 15 hours old at 4:00 p.m., Eastern time. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and the funds' valuation time will not be reflected in the funds' net asset value. However, if a determination is made that such developments are so significant that they will clearly and materially affect the value of a fund's securities, the fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the fund's valuation time. A fund may fair value securities in other situations; for example, when a particular foreign market is closed but the fund is open.


      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and MFSC receives your order by:

    o the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to MFSC; or

    o MFSC's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time.

o   DISTRIBUTIONS

    Each fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and to pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.

o   FEDERAL TAX CONSIDERATIONS

    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation.

    TAXABILITY OF DISTRIBUTIONS. As long as a fund qualifies for treatment as a regulated investment company (which each fund has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.

    You may receive three different types of distributions from a fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax. Ordinary dividends are normally subject to federal income tax at ordinary income tax rates. Distributions designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. Some dividends paid in January may be taxable as if they had been paid the previous December.

    The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

    Each fund's distributions of net capital gains or net short-term capital gains will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of such a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


    If you are neither a citizen nor a resident of the United States, each fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. Each fund is also required in certain circumstances to apply backup withholding at the rate then in effect on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to that fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is being reduced from the current 30% rate to 28% in a series of steps ending on January 1, 2006. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S. Prospective investors in a Fund should read that fund's Account Application for additional information regarding backup withholding of federal income tax.


    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange fund shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

    OTHER TAX ISSUES. Exempt-interest dividends that you receive may affect your alternative minimum tax calculation. Also, if you are receiving social security or railroad retirement benefits, your exempt-interest dividends may increase the tax on your benefits. If you borrow money to purchase or carry shares of a fund, your deduction for interest paid on those borrowings will be limited.

o   STATE TAX CONSIDERATIONS

    As long as a fund qualifies for treatment as a regulated investment company, it will not need to pay Massachusetts income or corporate excise tax.

    Your distributions from a fund, including exempt-interest dividends, will generally be subject to state income tax if you live in a state other than the state to which the fund is targeted.

    If you redeem, sell or exchange shares of a fund, you will normally need to take your resulting gain or loss into account in computing your state income tax.

    The following discussion for each fund is very general. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation.

    MASSACHUSETTS FUND: Most of your distributions from the Massachusetts fund will be exempt from Massachusetts personal income tax. A portion of your exempt-interest dividends will be subject to Massachusetts tax if the fund invests in municipal securities of other states. Ordinary dividends will generally be subject to Massachusetts tax, but any portion that is attributable to interest on U.S. government securities will be exempt from Massachusetts personal income tax. Capital gain dividends also will generally be taxable, but a portion may be exempt depending on the municipal securities in which the fund invests. You will receive a statement each January or February showing which distributions are subject to Massachusetts income tax and which are exempt.

    Companies that pay Massachusetts corporate excise tax will generally need to include all distributions from the fund in calculating the income measure of the tax. Companies generally will not include distributions in calculating their sales factors.

    If you borrow money to purchase or carry shares of the fund, any deduction you would normally take for interest paid on those borrowings will be limited. This is true even for companies that have to pay corporate excise tax on distributions from the fund.

    NEW YORK FUND: Under existing New York laws, you will not be subject to New York State or New York City personal income taxes on the fund's dividends to the extent that such dividends qualify as exempt-interest dividends for federal income tax purposes and represent interest income attributable to obligations of the State of New York and its political subdivisions, or certain other obligations the interest on which is exempt from New York State and New York City personal income taxes, such as, for example, certain obligations of The Commonwealth of Puerto Rico. To the extent you receive distributions from the fund that are derived from other income, including long-term or short-term capital gains, such distributions will not be exempt from New York State or New York City personal income tax.


    Fund dividends are not excluded from net income in determining New York State or New York City franchise taxes on corporations or financial institutions, except to the extent such dividends are eligible for the New York State or New York City dividends received deduction.


    Any capital gains or losses you realize upon a redemption, sale or exchange of your shares in the fund will be required to be taken into account for New York State personal income tax purposes, if you are a New York State resident, and for New York City personal income tax purposes, if you are a resident of New York City.

    You should also note that interest you incur to purchase or retain shares of the fund will not be deductible for New York State or New York City personal income tax purposes.

o   UNIQUE NATURE OF FUND

    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of a fund, and which may be managed by the fund's portfolio manager(s). While each fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS

    Each fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of a fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

  -----------------------
  IX FINANCIAL HIGHLIGHTS
  -----------------------

    The financial highlights table is intended to help you understand a fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions). This information has been audited by each fund's independent auditors, whose report, together with the fund's financial statements, are included in the funds' Annual Report to shareholders. The funds' Annual Report is available upon request by contacting MFS Service Center, Inc. (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The funds' independent auditors are Deloitte & Touche LLP.

                                                                    YEAR ENDED MARCH 31,
                                                             -----------------------------------              PERIOD ENDED
MFS MASSACHUSETTS MUNICIPAL HIGH INCOME FUND                        2002                    2001           MARCH 31, 2000*
--------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $10.30                  $ 9.81                    $10.00
                                                                  ------                  ------                    ------
Income from investment operations#(S)(S)-
  Net investment income(S)                                        $ 0.53                  $ 0.53                    $ 0.33
  Net realized and unrealized gain (loss) on investments           (0.10)                   0.55                     (0.20)
                                                                  ------                  ------                    ------
      Total from investment operations                            $ 0.43                  $ 1.08                    $ 0.13
                                                                  ------                  ------                    ------
Less distributions declared to shareholders -
  From net investment income                                      $(0.54)                 $(0.54)                   $(0.32)
  From net realized gain on investments                             --                     (0.04)                     --
  In excess of net realized gain on investments                     --                     (0.01)                     --
                                                                  ------                  ------                    ------
      Total distributions declared to shareholders                $(0.54)                 $(0.59)                   $(0.32)
                                                                  ------                  ------                    ------
Net asset value - end of period                                   $10.19                  $10.30                    $ 9.81
                                                                  ------                  ------                    ------
Total return(+)                                                     4.22%                  11.36%                     1.42%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                        0.04%                   0.03%                     0.03%+
  Net investment income(S)(S)                                       5.19%                   5.45%                     5.27%+
Portfolio turnover                                                    22%                     55%                       65%
Net assets at end of period (000 Omitted)                        $10,432                  $8,246                    $6,672
(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
     Net investment income(S)(S)                                  $ 0.42                  $ 0.42                    $ 0.16
     Ratios (to average net assets):
       Expenses##                                                   1.17%                   1.16%                     2.60%+
       Net investment income(S)(S)                                  4.06%                   4.32%                     2.70%+

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     * For the period from the commencement of the fund's investment operations, August 2, 1999, through March 31, 2000.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

                                                                    YEAR ENDED MARCH 31,
                                                             -----------------------------------              PERIOD ENDED
MFS NEW YORK MUNICIPAL HIGH INCOME FUND                             2002                    2001           MARCH 31, 2000*
--------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $10.61                  $ 9.90                    $10.00
                                                                  ------                  ------                    ------
Income from investment operations#(S)(S) -
  Net investment income(S)                                        $ 0.54                  $ 0.52                    $ 0.33
  Net realized and unrealized gain (loss) on investments           (0.15)                   0.71                     (0.10)
                                                                  ------                  ------                    ------
      Total from investment operations                            $ 0.39                  $ 1.23                    $ 0.23
                                                                  ------                  ------                    ------
Less distributions declared to shareholders -
  From net investment income                                      $(0.53)                 $(0.52)                   $(0.33)
  In excess of net investment income                                 --                       --                     (0.00)+++
                                                                  ------                  ------                    ------
      Total distributions declared to shareholders                $(0.53)                 $(0.52)                   $(0.33)
                                                                  ------                  ------                    ------
Net asset value - end of period                                   $10.47                  $10.61                    $ 9.90
                                                                  ------                  ------                    ------
Total return(+)                                                     3.75%                  12.81%                     2.35%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                        0.04%                   0.03%                     0.04%+
  Net investment income(S)(S)                                       5.06%                   5.13%                     5.01%+
Portfolio turnover                                                     2%                     19%                       19%
Net assets at end of period (000 Omitted)                           $597                    $577                      $512
(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fees for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:
     Net investment loss(S)(S)                                    $(0.14)                 $(0.07)                   $(0.10)
     Ratios (to average net assets):
       Expenses##                                                   6.39%                   5.83%                     6.55%+
       Net investment loss(S)(S)                                   (1.29)%                 (0.67)%                   (1.50)%+

(S)(S) As required, effective April 1, 2001 the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     * For the period from the commencement of the fund's investment operations, August 2, 1999, to March 31, 2000.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

  APPENDIX A

o   INVESTMENT TECHNIQUES AND PRACTICES


    In pursuing its investment objective, each fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objective. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check (x) mark. However, the fund may not use all of these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the funds are described, together with their risks, in the Risk Return Summary of the prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................
                  x fund uses, or currently  -- permitted, but fund does
    SYMBOLS         anticipates using           not currently anticipate using
    --------------------------------------------------------------------------
    Debt Securities

      Asset-Backed Securities
        Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                                   x
        Corporate Asset-Backed Securities                           x
        Mortgage Pass-Through Securities                            x
        Stripped Mortgage-Backed Securities                         x
      Corporate Securities                                          x
      Loans and Other Direct Indebtedness                           x
      Lower Rated Bonds                                             x

      Municipal Bonds                                               x
      U.S. Government Securities                                    x
      Variable and Floating Rate Obligations                        x
      Zero Coupon Bonds                                             x
    Equity Securities                                               x
    Foreign Securities Exposure
      Brady Bonds                                                   --
      Depositary Receipts                                           --
      Dollar-Denominated Foreign Debt Securities                    --
      Emerging Markets                                              --
      Foreign Securities                                            --
    Forward Contracts                                               --
    Futures Contracts                                               x
    Indexed Securities/Structured Products                          x
    Inverse Floating Rate Obligations                               x
    Investment in Other Investment Companies
      Open-End Funds                                                x
      Closed-End Funds                                              x
    Lending of Portfolio Securities                                 x
    Leveraging Transactions
      Bank Borrowings                                               --
      Mortgage "Dollar-Roll" Transactions                           --
      Reverse Repurchase Agreements                                 --
    Options
      Options on Foreign Currencies                                 --
      Options on Futures Contracts                                  x
      Options on Securities                                         x
      Options on Stock Indices                                      --
      Reset Options                                                 --
      "Yield Curve" Options                                         --
    Repurchase Agreements                                           x
    Short Sales                                                     x
    Short Term Instruments                                          x
    Swaps and Related Derivative Instruments                        x
    Temporary Borrowings                                            x
    Temporary Defensive Positions                                   x
    "When-Issued" Securities                                        x

  APPENDIX B

                                                   TAX EQUIVALENT YIELD TABLES

                                     (RATES FOR 2002 UNDER FEDERAL AND STATE INCOME TAX LAWS)

The tables below show the approximate taxable bond yields which are equivalent to tax-exempt bond yields, for the ranges indicated, under federal and, respectively, Massachusetts and New York personal income tax laws that apply to 2002. Such yields will differ under the laws applicable to subsequent years. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for those investors who file individual returns. In each table, the effective marginal income tax rate will be increased if personal exemptions are phased out (for the phase out period only) and if a portion of itemized deductions are disallowed. This increase in the marginal rates, if applicable, will cause a corresponding increase in the equivalent taxable yields.

While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax.

MASSACHUSETTS -- 2002 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                 MASSACHUSETTS TAX-EXEMPT YIELD
----------------------------------------  INCOME     ----------------------------------------------             AVERAGE    COMBINED
      SINGLE               JOINT           TAX                                                        FEDERAL    STATE    FED. & ST.
       2002                 2002         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
             NOT                 NOT
  OVER       OVER      OVER      OVER

$      0-  6,000     $      0- 12,000     14.77%    3.52%   4.69%   5.87%    7.04%    8.21%    9.39%   0.10     0.053000    0.1477
$  6,000- 27,950     $ 12,000- 46,700     19.51     3.73    4.97    6.21     7.45     8.70     9.94    0.15     0.053000    0.1951
$ 27,950- 67,700     $ 46,700-112,850     30.87     4.34    5.79    7.23     8.68    10.13    11.57    0.27     0.053000    0.3087
$ 67,700-141,250     $112,850-171,950     33.71     4.53    6.03    7.54     9.05    10.56    12.07    0.30     0.053000    0.3371
$141,250-307,050     $171,950-307,050     38.45     4.87    6.50    8.12     9.75    11.37    13.00    0.35     0.053000    0.3845
$307,050 & Over      $307,050 & Over      41.85     5.16    6.88    8.60    10.32    12.04    13.76    0.386    0.053000    0.4185

  * Net amount subject to Federal and Massachusetts personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Massachusetts rate assumes itemization of state tax deduction.


NEW YORK STATE RESIDENTS (EXCEPT NEW YORK CITY RESIDENTS) -- 2002 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                        TAX-EXEMPT YIELD
----------------------------------------  INCOME     ----------------------------------------------             AVERAGE    COMBINED
      SINGLE               JOINT           TAX                                                        FEDERAL    STATE    FED. & ST.
       2002                 2002         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
             NOT                 NOT
  OVER       OVER      OVER      OVER
$      0-  6,000                          13.60%    3.47%   4.63%   5.79%    6.94%    8.10%    9.26%   0.10     0.039993    0.1360
                     $      0- 12,000     13.60     3.47    4.63    5.79     6.94     8.10     9.26    0.10     0.039997    0.1360
$  6,000- 27,590                          19.95     3.75    5.00    6.25     7.50     8.74     9.99    0.15     0.058204    0.1995
                     $ 12,000- 46,700     19.72     3.74    4.98    6.23     7.47     8.72     9.97    0.15     0.055474    0.1972
$ 27,590- 67,700     $ 46,700-112,850     32.00     4.41    5.88    7.35     8.82    10.29    11.76    0.27     0.068500    0.3200
$ 67,700-141,250     $112,850-171,950     34.80     4.60    6.13    7.67     9.20    10.74    12.27    0.30     0.068500    0.3480
$141,250-307,050     $171,950-307,050     39.45     4.95    6.61    8.26     9.91    11.56    13.21    0.35     0.068500    0.3945
$307,050 & Over      $307,050 & Over      42.81     5.25    6.99    8.74    10.49    12.24    13.99    0.39     0.068500    0.4281

  * Net amount subject to Federal and New York personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and New York rate assumes itemization of state tax deduction.


NEW YORK -- NEW YORK CITY RESIDENTS ONLY -- 2002 TAX YEAR
--------------------------------------------------------------------------------------------------------------

          TAXABLE INCOME*                                    TAX-EXEMPT YIELD
------------------------------------   INCOME   -------------------------------------------          AVERAGE
     SINGLE              JOINT          TAX                                                  FEDERAL  STATE
      2002               2002        BRACKET**  3.0%   4.0%   5.0%    6.0%    7.0%    8.0%    RATE     RATE
--------------------------------------------------------------------------------------------------------------
           NOT                NOT
  OVER     OVER      OVER     OVER
$      0-  6,000                       16.01%   3.57%  4.76%  5.95%   7.14%   8.33%   9.52%  0.10    0.039993
                   $      0- 12,000    16.01    3.57   4.76   5.95    7.14    8.33    9.52   0.10    0.039997
$  6,000- 27,590                       22.59    3.88   5.17   6.46    7.75    9.04   10.33   0.15    0.058204
$ 27,950- 50,000                       33.34    4.50   6.00   7.50    9.00   10.50   12.00   0.27    0.068500
$ 50,000- 67,700                       33.17    4.49   5.99   7.48    8.98   10.47   11.97   0.27    0.068500
                   $ 12,000- 46,700    22.35    3.86   5.15   6.44    7.73    9.01   10.30   0.15    0.055474
                   $ 46,700- 90,000    33.58    4.52   6.02   7.53    9.03   10.54   12.04   0.27    0.068500
                   $ 90,000-112,850    32.91    4.47   5.96   7.45    8.94   10.43   11.92   0.27    0.068500
$ 67,700-141,250                       37.31    4.79   6.38   7.98    9.57   11.17   12.76   0.30    0.068500
                   $112,850-171,950    37.31    4.79   6.38   7.98    9.57   11.17   12.76   0.30    0.068500
$141,250-307,050   $171,950-307,050    41.79    5.15   6.87   8.59   10.31   12.03   13.74   0.35    0.068500
$307,500 & Over    $307,050 & Over     45.01    5.46   7.27   9.09   10.91   12.73   14.55   0.39    0.068500

                                                            5.25%/
          TAXABLE INCOME*                                   12.25%
------------------------------------  AVERAGE    AVERAGE   AVERAGE  COMBINED
     SINGLE              JOINT          CITY       NYC      ADD'L   FED.& ST.
      2002               2002           RATE    SURCHARGE SURCHARGE  RATE***
----------------------------------------------------------------------------
           NOT                NOT
  OVER     OVER      OVER     OVER
$      0-  6,000                      0.025496     --    0.001339    0.1601
                   $      0- 12,000   0.025498     --    0.001339    0.1601
$  6,000- 27,590                      0.029564     --    0.001552    0.2259
$ 27,950- 50,000                      0.017474     --    0.000917    0.3334
$ 50,000- 67,700                      0.014249     --    0.001746    0.3317
                   $ 12,000- 46,700   0.029503     --    0.001549    0.2235
                   $ 46,700- 90,000   0.020619     --    0.001083    0.3358
                   $ 90,000-112,850   0.011054     --    0.001354    0.3291
$ 67,700-141,250                      0.032000     --    0.003920    0.3731
                   $112,850-171,950   0.032000     --    0.003920    0.3731
$141,250-307,050   $171,950-307,050   0.032000     --    0.003920    0.4179
$307,500 & Over    $307,050 & Over    0.032000     --    0.003920    0.4501

  * Net  amount  subject  to  Federal  and  New  York personal income tax after deductions and exemptions.
 ** Effective  combined  Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined  Federal  and  New  York  rate  assumes  itemization  of state tax deduction.


MFS(R) MASSACHUSETTS MUNICIPAL HIGH INCOME FUND
MFS(R) NEW YORK MUNICIPAL HIGH INCOME FUND


If you want more information about the funds, the following documents are available free upon request:


ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the funds' actual investments. Annual reports discuss the effect of recent market conditions on the funds' investment strategy and on the funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated August 1, 2002, provides more detailed information about the funds and is incorporated into this prospectus by reference.


  YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUNDS, AND MAKE INQUIRIES ABOUT THE FUNDS, BY CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-225-2606
    Internet: http://www.mfs.com

Information about the funds (including their prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-0102


Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e- mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.


     The funds' Investment Company Act file number is 811-4096.


                                                                 INC-1-MST 08/02

[Logo] M F S(R)                                         STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                               INFORMATION


                                                                 AUGUST 1, 2002

MFS MASSACHUSETTS MUNICIPAL HIGH INCOME FUND
MFS NEW YORK MUNICIPAL HIGH INCOME FUND


EACH A SERIES OF MFS(R) MUNICIPAL SERIES TRUST
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors, but which is not necessarily included in the Funds' Prospectus dated August 1, 2002. This SAI should be read in conjunction with the Prospectus. The Funds' financial statements are incorporated into this SAI by reference to the Funds' most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Funds' Prospectus and Annual Report, when available, without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).

This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the Funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.


                                                              INC-13-MST  08/02

STATEMENT OF ADDITIONAL INFORMATION
PART I
Part I of this SAI contains information that is particular to the Funds.

-----------------
TABLE OF CONTENTS
-----------------

                                                                          Page
I     Definitions ....................................................       3

II    Management of the Funds ........................................       3

      The Funds ......................................................       3

      Trustees and Officers -- Identification and Background .........       3


      Trustee Compensation and Committees ............................       3


      Affiliated Service Provider Compensation .......................       3

III   Sales Charges and Distribution Plan Payments ...................       3

      Sales Charges ..................................................       3

      Distribution Plan  Payments ....................................       3

IV    Portfolio Transactions and Brokerage Commissions ...............       3


V     Share Ownership ................................................       4

VI    Performance Information ........................................       4

VII   Investment Techniques, Practices, Risks and Restrictions .......       4

      Investment Techniques, Practices and Risks .....................       4


      Investment Restrictions ........................................       4

VIII  Tax Considerations .............................................       4

IX    Independent Auditors and Financial Statements ..................       4

X     Additional Information Concerning the States ...................       4


      Appendix A -- Trustee Compensation and Committees ..............     A-1

      Appendix B -- Affiliated Service Provider Compensation .........     B-1

      Appendix C -- Sales Charges and Distribution Plan Payments .....     C-1

      Appendix D -- Portfolio Transactions and Brokerage Commissions .     D-1

      Appendix E -- Share Ownership ..................................     E-1

      Appendix F -- Performance Information ..........................     F-1

      Appendix G -- Additional Information Concerning the States .....     G-1

II    DEFINITIONS


      "Funds" - MFS(R) New York Municipal High Income Fund and MFS(R) Massachusetts Municipal High Income Fund, each a series of the Trust. Prior to August 1, 2002, the Funds were known as MFS New York High Income Tax Free Fund and MFS Massachusetts High Income Tax Free Fund, respectively.


      "Trust" - MFS Municipal Series Trust, a Massachusetts business trust, organized in 1984. On August 27, 1993, the Trust changed its name from "MFS Multi-State Municipal Bond Trust." On August 3, 1992 the Trust changed its name from "MFS Managed Multi-State Municipal Bond Trust." The Trust was known as "MFS Managed Multi-State Tax-Exempt Trust" until its name was changed effective August 12, 1988.

      "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

      "MFD" or the "Distributor" - MFS Fund Distributors, Inc., a Delaware corporation.

      "MFSC" - MFS Service Center, Inc., a Delaware corporation.


      "Prospectus" - The Prospectus of the Funds, dated August 1, 2002, as amended or supplemented from time to time.


II    MANAGEMENT OF THE FUNDS

      THE FUNDS
      The Funds are non-diversified series of the Trust. The Trust is an open-end management investment company.


      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
      The identification and background of the Trustees and officers of the Trust are set forth in Appendix E of Part II.

      TRUSTEE COMPENSATION AND COMMITTEES
      Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the Committees of the Board of Trustees, is set forth in Appendix A of this Part I.

      AFFILIATED SERVICE PROVIDER COMPENSATION
      Compensation paid by each Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods, is set forth in Appendix B to this Part I.

        In connection with their deliberations with regard to approval of each Fund's current investment advisory agreement with MFS, the Trustees considered such information and factors as they believe, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Funds. Such factors include the nature, quality and extent of the services furnished by MFS to the Funds; the investment record of the Funds; comparative data as to investment performance, advisory fees and expense ratios; possible economies of scale; the necessity of MFS maintaining its ability to continue to retain and attract capable personnel to serve the Funds; the risks assumed by MFS; possible benefits to MFS from serving as adviser of the Funds and from providing certain administrative services to the Funds and from affiliates of MFS serving as principal underwriter and shareholder servicing agent of the Funds; current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the existence of appropriate incentives to assure that MFS will continue to furnish high quality services to the Funds; and various other factors. The non-interested Trustees were assisted in this process by their own legal counsel from whom they received separate legal advice. Based upon their review, the Trustees determined that the investment advisory agreement was reasonable, fair and in the best interests of each Fund and its shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.


III   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS


      SALES CHARGES
      Sales charges paid in connection with the purchase and sale of Fund shares, for certain specified periods, are set forth in Appendix C to this Part I, together with the Funds' schedule of dealer reallowances.

      DISTRIBUTION PLAN PAYMENTS
      Payments made by each Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix C to this Part I.


IV    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


      Brokerage commissions paid by each Fund for certain specified periods, and information concerning purchases by the Funds of securities issued by their regular broker-dealers for the Funds' most recent fiscal year, are set forth in Appendix D to this Part I.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Funds. The Trustees (together with the Trustees of certain other MFS funds) have directed the Adviser to allocate a total of $43,800 of commission business from certain MFS funds (including the Funds) to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Inc. (which provide information useful to the Trustees in reviewing the relationship between the Funds and the Adviser).


V     SHARE OWNERSHIP


      Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in the Funds, and, on an aggregate basis, in all MFS funds overseen by the Trustee, by investors who control the Funds, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix E to this Part I.


VI    PERFORMANCE INFORMATION


      Performance information, as quoted by the Funds in sales literature and marketing materials, is set forth in Appendix F to this Part I.


VII   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS


      INVESTMENT TECHNIQUES, PRACTICES AND RISKS
      The investment objective and principal investment policies of each Fund are described in the Prospectus. In pursuing its investment objective and investment policies, a Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply to certain of these investment techniques and practices for each Fund:


        o Speculative Securities and Lower Rated Securities may not exceed 75% of a Fund's net assets; and

        o Revenue Bonds may not exceed 100% of a Fund's net assets.


      INVESTMENT RESTRICTIONS
      Each Fund has adopted certain investment restrictions which are described in Appendix F to Part II.

VIII  TAX CONSIDERATIONS


      For a discussion of tax considerations, see Part II of this SAI.

IX    INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

      Deloitte & Touche LLP are the Funds' independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


        The Portfolio of Investments and the Statement of Assets and Liabilities at March 31, 2002, the Statement of Operations for the year ended March 31, 2002, and the Statement of Changes in Net Assets for the two years ended March 31, 2002, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in each Fund's Annual Report to Shareholders, are incorporated by reference into this SAI in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of each Fund's Annual Report accompanies this SAI.


X     ADDITIONAL INFORMATION CONCERNING THE STATES


      Additional information concerning the state in which each Fund concentrates its investments is set forth in Appendix G to this Part I.

-------------------
PART I - APPENDIX A
-------------------

    TRUSTEE COMPENSATION AND COMMITTEES

    Each Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual fee plus a fee for each meeting attended together with such Trustee's out-of-pocket expenses. Further information on the committees of the Fund's Board of Trustees is set out below.

    TRUSTEE COMPENSATION TABLE
    ....................................................................................................................

    INTERESTED                      TRUSTEE FEES FROM           TRUSTEE FEES FROM          TOTAL TRUSTEE FEES FROM FUNDS
    TRUSTEES                      MASSACHUSETTS FUND(1)         NEW YORK FUND(1)                AND FUND COMPLEX(2)
    --------------------------------------------------------------------------------------------------------------------
    John W. Ballen(3)                      N/A                         N/A                           $      0
    Kevin R. Parke(3)                      N/A                         N/A                           $      0
    Arnold D. Scott(4)                     N/A                         N/A                           $      0
    Jeffrey L. Shames                      N/A                         N/A                           $      0

    NON-INTERESTED TRUSTEES
    --------------------------------------------------------------------------------------------------------------------
    Marshall N. Cohan(5)                  $    0                     $    0                          $187,650
    Lawrence H. Cohn, M.D.                $    0                     $    0                          $175,140
    The Hon. Sir J. David Gibbons, KBE    $    0                     $    0                          $172,650
    William R. Gutow(3)                   $    0                     $    0                          $194,094
    J. Atwood Ives(3)                     $    0                     $    0                          $163,254
    Abby M. O'Neill                       $    0                     $    0                          $172,150
    Lawrence T. Perera(3)                 $    0                     $    0                          $170,440
    William J. Poorvu(3)                  $    0                     $    0                          $174,008
    Walter E. Robb, III(4)                $    0                     $    0                          $196,640
    J. Dale Sherratt                      $    0                     $    0                          $183,640
    Elaine R. Smith(3)                    $    0                     $    0                          $162,729
    Ward Smith                            $    0                     $    0                          $198,640

    ----------------
    (1) For the fiscal year ended March 31, 2002.

    (2) Information is provided for calendar year 2001. Messrs. Ives, Perera and Poorvu and Ms. Smith served as
        Trustee of 45 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $57.1 billion). Dr. Cohn, Messrs. Cohan, Gibbons, Robb, Sherratt and Smith, and Ms. O'Neill
        served as Trustee of 43 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $29.6 billion). Mr. Gutow served as Trustee of 108 Funds within the MFS Fund complex
        (having aggregate net assets at December 31, 2001 of approximately $76.9 billion).

    (3) These Trustees took office on January 1, 2002.

    (4) Effective December 31, 2001, Mr. Scott retired as a Trustee.

    (5) Effective December 31, 2001, these individuals retired as Trustees of the Funds. These Trustees are entitled to receive benefits under the Funds' retirement plan.

    Prior to December 31, 2001, each had a retirement plan for non-interested Trustees and Trustees who were not officers of the Fund. Effective December 31, 2001, the Funds' retirement plan terminated, except with respect to those Trustees who retired on or before that date. The remaining Trustees who were previously covered under the retirement plan will have their accrued benefits under the plan "rolled-over" into a deferred compensation plan along with other compensation to account for future benefits they would have received under the retirement plan if it had continued for such Trustees. More information on the termination of the Funds' retirement plan and on the Funds' deferred compensation plan is provided under "Management of the Fund -- Trustees Retirement Plan" in
    Part II of the SAI.


    COMMITTEES
    ...............................................................................................................................
                             NUMBER OF
                           MEETINGS IN
                               LAST
    NAME OF COMMITTEE      FISCAL YEAR(1)                     FUNCTIONS                                       MEMBERS(2)
    -------------------------------------------------------------------------------------------------------------------------------
    AUDIT COMMITTEE             7          Provides oversight with respect to the accounting and       Gutow*, Poorvu*, Sherratt*,
                                           auditing procedures of the Funds and, among other           E. Smith* and W. Smith*
                                           things, considers the selection of the independent
                                           accountants for the Funds and the scope of the audit,
                                           and considers the effect on the independence of those
                                           accountants of any non-audit services such accountants
                                           provide to the Funds and any audit or non-audit services
                                           such accountants provide to other MFS Funds, MFS and/or
                                           certain affiliates.

    NOMINATING COMMITTEE        1          Recommends qualified candidates to the Board in the         All non-interested Trustees
                                           event that a position is vacated or created. The            of the Board (Cohn, Gibbons,
                                           Nominating Committee would consider recommendations by      Gutow, Ives, O'Neill,
                                           shareholders if a vacancy were to exist. Shareholders       Perera, Poorvu, Sherratt, E.
                                           wishing to recommend Trustee candidates for                 Smith and W. Smith)
                                           consideration by the Nominating Committee may do so by
                                           writing the Funds' Secretary. Such suggestions must be
                                           accompanied by complete biographical and occupational
                                           data on the prospective nominee, along with a written
                                           consent of the prospective nominee to consideration of
                                           his or her name by the Committee.

    COMPENSATION                0          Administers and approves all elements of compensation       All non-interested Trustees
    COMMITTEE                              for the Trustees who are not "interested persons" of the    of the Board (Cohn, Gibbons,
                                           Funds as defined in the 1940 Act or affiliated with the     Gutow, Ives, O'Neill,
                                           Funds' investment adviser.                                  Perera, Poorvu, Sherratt, E.
                                                                                                       Smith and W. Smith)
    BLUE BOOK COMMITTEE         0          Requests, reviews and considers the information deemed      All non-interested Trustees
                                           reasonably necessary to evaluate the terms of the           of the Board (Cohn, Gibbons,
                                           investment advisory and principal underwriting              Gutow, Ives, O'Neill,
                                           agreements and the Plan of Distribution under rule 12b-1    Perera, Poorvu, Sherratt, E.
                                           that each Fund proposes to renew or continue, and to        Smith and W. Smith)
                                           make its recommendations to the full Board of Trustees
                                           on these matters.

    GOVERNANCE COMMITTEE        0          Reviews and articulates the governance structure of the     Cohn*, Ives*, Poorvu*,
                                           Board of Trustees. The Committee advises and makes          Shames, Sherratt* and
                                           recommendations to the Board on matters concerning          W. Smith*
                                           directorship practices and recommendations concerning
                                           the functions and duties of the committees of the Board.

    PORTFOLIO TRADING AND       4          Reviews MFS' process and procedures, internal controls      Cohn*, Gibbons*, Ives*,
    MARKETING REVIEW                       and compliance monitoring relating to (i) portfolio         Perera* and O'Neill*
    COMMITTEE                              trading, best execution and brokerage costs and trade
                                           allocations, (ii) MFD's role as each Fund's principal
                                           underwriter in distributing and marketing Fund shares
                                           and the production and use of sales and marketing
                                           materials in various forms of media and (iii) the Funds'
                                           investment policies and practices.

    PRICING COMMITTEE           0          Reviews procedures for the valuation of securities and      Parke, Poorvu*, Shames, E.
                                           periodically reviews information from MFS regarding fair    Smith* and W. Smith*
                                           value and liquidity determinations made pursuant to the
                                           board-approved procedures, and makes related
                                           recommendations to the full Board and, if requested by
                                           MFS, assists MFS's internal valuation committee and/or
                                           the full Board in resolving particular valuation
                                           matters.

--------------------------------------------------------------------------------------------------------------------------------
(1) The Compensation Committee, Blue Book Committee and Governance Committee were established on January 1, 2002.
(2) The Trustees' Identification and Background are set forth in Appendix E to Part II.
  * Non-interested or independent Trustees.


-------------------
PART I - APPENDIX B
-------------------


    AFFILIATED SERVICE PROVIDER COMPENSATION
    ..............................................................................................................................

    Each Fund paid compensation to its affiliated service providers over the specified periods as follows:

                                     PAID TO MFS    AMOUNT   PAID TO MFS FOR   AMOUNT     PAID TO MFSC     AMOUNT      AGGREGATE
                                     FOR ADVISORY   WAIVED    ADMINISTRATIVE   WAIVED     FOR TRANSFER     WAIVED   AMOUNT PAID TO
FISCAL YEAR ENDED     FUND             SERVICES     BY MFS       SERVICES      BY MFS   AGENCY SERVICES   BY MFSC    MFS AND MFSC
----------------------------------------------------------------------------------------------------------------------------------


March 31, 2002        Massachusetts
                        Fund              $0       $35,772          $0          $970           $0          $8,943         $0
                      New York Fund       $0       $ 2,367          $0          $ 65           $0          $  592         $0
March 31, 2001        Massachusetts
                        Fund              $0       $23,277          $0          $889           $0          $5,819         $0
                      New York Fund       $0       $ 2,154          $0          $ 80           $0          $  539         $0
March 31, 2000        Massachusetts
                        Fund              $0       $ 8,406          $0          $260           $0          $2,102         $0
                      New York Fund       $0       $ 1,308          $0          $ 39           $0          $  327         $0



-------------------
PART I - APPENDIX C
-------------------


    SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

    SALES CHARGES
    ............................................................................................................
    The following sales charges were paid during the specified periods:

                                                  CLASS A INITIAL SALES CHARGES:            CDSC PAID TO MFD ON:

                                                          RETAINED      REALLOWED           CLASS A      CLASS B
    FISCAL YEAR END   FUND                       TOTAL     BY MFD      TO DEALERS            SHARES       SHARES
    ------------------------------------------------------------------------------------------------------------


    March 31, 2002    Massachusetts Fund          $0         $0           $0                   $0          $0
                      New York Fund               $0         $0           $0                   $0          $0
    March 31, 2001    Massachusetts Fund          $0         $0           $0                   $0          $0
                      New York Fund               $0         $0           $0                   $0          $0
    March 31, 2000    Massachusetts Fund          $0         $0           $0                   $0          $0
                      New York Fund               $0         $0           $0                   $0          $0


    DEALER REALLOWANCES
    ............................................................................................................

    As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:

                                                             DEALER REALLOWANCE AS A
    AMOUNT OF PURCHASE                                      PERCENT OF OFFERING PRICE
    ------------------------------------------------------------------------------------------------------------
    Less than $100,000                                                4.00%
    $100,000 but less than $250,000                                   3.20%
    $250,000 but less than $500,000                                   2.25%
    $500,000 but less than $1,000,000                                 1.70%
    $1,000,000 or more                                                None*
    ----------------
    *A CDSC will apply to such purchase.

    DISTRIBUTION PLAN PAYMENTS
    ............................................................................................................


    During the fiscal year ended March 31, 2002, the Funds made the following Distribution Plan payments:


                                 AMOUNT OF DISTRIBUTION AND SERVICE FEES:

    CLASS OF SHARES        PAID BY FUND      RETAINED BY MFD     PAID TO DEALERS
    ------------------------------------------------------------------------------------------------------------

    Massachusetts Fund
        Class A                 $0                  $0                 $0
        Class B                 $0                  $0                 $0
    New York Fund
        Class A                 $0                  $0                 $0
        Class B                 $0                  $0                 $0


    Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of fund shares.

-------------------
PART I - APPENDIX D
-------------------


    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    ..........................................................................

    The following brokerage commissions were paid by each Fund during the specified time period:

                                                           BROKERAGE COMMISSION
    FISCAL YEAR END                 FUND                       PAID BY FUND
    ---------------------------------------------------------------------------

    March 31, 2002                   N/A                           None
    March 31, 2001                   N/A                           None
    March 31, 2000                   N/A                           None


    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ..........................................................................


    During the fiscal year ended March 31, 2002, the Funds purchased securities issued by the following regular broker-dealers of the Funds, which had the following values as of March 31, 2002:

                                                                 VALUE AS OF
BROKER-DEALER                           FUND                    MARCH 31, 2002

------------------------------------------------------------------------------
None                                     N/A                         N/A


-------------------
PART I - APPENDIX E
-------------------


    SHARE OWNERSHIP


    OWNERSHIP BY TRUSTEES AND OFFICERS
    As of June 30, 2002, the Trustees and officers of the Trust as a group owned 2.9% of Massachusetts Fund -- Class A shares and less than 1% of any class of the New York Fund.

      The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Funds and, on an aggregate basis, in all MFS funds overseen by the Trustee, as of December 31, 2001.

      The following dollar ranges apply:

        N.  None
        A.  $1 - $10,000
        B.  $10,001 - $50,000
        C.  $50,001 - $100,000
        D.  Over $100,000

                                            DOLLAR RANGE OF               DOLLAR RANGE OF               AGGREGATE DOLLAR RANGE
                                         EQUITY SECURITIES IN           EQUITY SECURITIES IN        OF EQUITY SECURITIES IN ALL MFS
    NAME OF TRUSTEE                       MASSACHUSETTS FUND               NEW YORK FUND               FUNDS OVERSEEN BY TRUSTEE
    -------------------------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Jeffrey L. Shames                              N                             N                                 D
    John W. Ballen                                 B                             N                                 D
    Kevin R. Parke                                 N                             N                                 D

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                         N                             N                                 D
    The Hon. Sir J. David Gibbons, KBE             N                             N                                 N
    William R. Gutow                               N                             N                                 D
    J. Atwood Ives                                 N                             N                                 D
    Abby M. O'Neill                                N                             N                                 D
    Lawrence T. Perera                             N                             N                                 D
    William J. Poorvu                              N                             N                                 D
    J. Dale Sherratt                               N                             N                                 D
    Elaine R. Smith                                N                             N                                 D
    Ward Smith                                     N                             N                                 D


    25% OR GREATER OWNERSHIP
    The following table identifies those investors who own 25% or more of a Fund's shares (all share classes taken together) and are therefore presumed to control the Fund:

                                                       JURISDICTION OF ORGANIZATION
    NAME AND ADDRESS OF INVESTOR                              (IF A COMPANY)                      PERCENTAGE OWNERSHIP
    ------------------------------------------------------------------------------------------------------------------------

    MFS Fund Distributors, Inc.                            Delaware Corporation             99.97% of Class A Shares of New
    c/o Thomas Hastings                                                                     York Fund
    500 Boylston Street
    Boston, MA 02116

    5% OR GREATER OWNERSHIP OF SHARE CLASS


    The following table identifies those investors who own 5% or more of any class of a Fund's shares:

    NAME AND ADDRESS OF INVESTOR OWNERSHIP                                     FUND                     PERCENTAGE
    ..............................................................................................................


    Robert & Donna Manning*                                      Massachusetts Fund -- Class A          21.58%

    Joan Batchelder*                                             Massachusetts Fund -- Class A          10.10%

    Donald P. and Shirley H. Pitcher*                            Massachusetts Fund -- Class A           8.32%

    Geoffrey Kurinsky*                                           Massachusetts Fund -- Class A          12.88%

    ------------
    * Address: c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116



-------------------
PART I - APPENDIX F
-------------------


    PERFORMANCE INFORMATION
    ..............................................................................................................................


    All  performance quotations are as of March 31, 2002, and are shown before the deduction of taxes.


                                                                                        ACTUAL
                                                           ACTUAL                   TAX EQUIVALENT     TAX EQUIVALENT
                        AVERAGE ANNUAL TOTAL RETURNS       30-DAY       30-DAY       30-DAY YIELD       30-DAY YIELD
                      --------------------------------     YIELD        YIELD         (INCLUDING          (WITHOUT
                                                         (INCLUDING    (WITHOUT      ANY WAIVERS)       ANY WAIVERS)      CURRENT
                                               LIFE         ANY          ANY        -------------      -------------    DISTRIBUTION
                        1 YEAR     5 YEAR     OF FUND     WAIVERS)     WAIVERS)     TAX BRACKETS:      TAX BRACKETS:       RATE+
                      ---------   --------   --------   ------------  ----------    -------------      -------------    ------------
                                                                                   27.5%     30.5%    27.5%     30.5%
                                                                                   -----     -----    -----     -----


    Massachusetts
    Fund:
      Class A shares,
      with initial
      sales charge
      (4.75%)           (0.73)%      N/A       4.39%        4.83%        3.83%      6.66%     6.95%     5.28%     5.51%       4.94%
      Class A shares,
      at net asset
      value               4.22%      N/A       6.32%         N/A          N/A        N/A       N/A       N/A       N/A        N/A

    New York Fund:
      Class A shares,
      with initial
      sales charge
      (4.75%)           (1.18)%      N/A       5.08%        4.69%       (0.91)%     6.47%     6.75%    (1.26)%   (1.31)%     5.16%
      Class A shares,
      at net asset
      value              3.75%       N/A       7.02%         N/A          N/A        N/A       N/A       N/A       N/A        N/A


   ----------------------
   * From the commencement of each fund's investment operations on August 2, 1999.
   + Annualized, based upon the last distribution.

-------------------
PART I - APPENDIX G
-------------------


    ADDITIONAL INFORMATION CONCERNING THE STATES
    ..........................................................................

    The following discussion regarding certain economic, financial and legal matters pertaining to the relevant States and their governments is drawn primarily from official statements relating to securities offerings of those States and other publicly available documents, dated as of various dates prior to the date of this Prospectus, and do not purport to be complete descriptions. Discussions regarding the financial condition of a particular State government may not be relevant to Municipal Obligations issued by political subdivisions of that State. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these States. None of the information is relevant to any tax-exempt securities issued by territories and possessions of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities.


    MASSACHUSETTS FUND
    Investments in Massachusetts Municipal Obligations may be affected by a variety of factors, including the general economic health of the Commonwealth and local governments and the availability of federal funding.

    The Commonwealth has experienced a softening economy in recent months, and the Commonwealth's economy has lagged behind the overall U.S. economy. Economists' attribute this gap to the Commonwealth's highly trained work force and dependence on the demand for technology and information products. Economists are predicting that the gross state product for the Commonwealth will remain flat in 2002 and will grow 3.9% in 2003. This is well below the average rate of 6.3% for 1998-2000. In 1999 the Commonwealth had an unemployment rate of 3.2%, in 2000, 2.6% and in 2001, 3.7%. The seasonally adjusted, year-to-date unemployment rate through April 2002 is 4.4%.

    In fiscal 1999, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 1.8% over the prior fiscal year to $20.165 billion. Budgeted expenditures increased by 6.5% over the prior fiscal year to $20.245 billion. As a result, the Commonwealth ended fiscal year 1999 with a positive closing fund balance of $2.112 billion.

    In fiscal 2000, which ended on June 30, 2000, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 12.01% over the prior fiscal year to $22.587 billion. Budgeted expenditures increased by 10.71% over the prior fiscal year to $22.414 billion. As a result, the Commonwealth ended fiscal year 2000 with a positive closing fund balance of $2.285 billion.

    In fiscal 2001, which ended June 30, 2001, the total revenues of the budgeted operating funds of the Commonwealth increased by 1.24% over the prior fiscal year to $22.866 billion. However, budgeted expenditures decreased by 1.22% from the prior fiscal year to $22.141 billion. As a result, the Commonwealth ended fiscal year 2001, with a positive closing fund balance of $3.011 billion.

    Budgeted revenues and other sources in fiscal 2002, which ended on June 30, 2002, were estimated, as of March 21, 2002, by the Executive Office for Administration and Finance to be approximately $21.610 billion, including tax revenues of $14.556 billion. It is estimated that fiscal 2002 budgeted expenditures and other uses will be $22.831 billion and that fiscal 2002 will end with closing fund balances of $1.790 billion.

    Beginning in fiscal 2001, the finances of the Massachusetts Bay Transportation Authority (MBTA) were restructured and its financial relationship to the Commonwealth changed materially. The MBTA finances and operates mass transit facilities in eastern Massachusetts. The Commonwealth is obligated to provide the MBTA with a portion of the revenues raised by the Commonwealth's sales tax, generally the amount raised by a 1% sales tax with an inflation-adjusted floor. This amount is dedicated to the MBTA under a trust fund mechanism that does not permit future Legislatures to divert the funds. The dedicated revenue stream is disbursed to the MBTA without state appropriation to be used to meet the Commonwealth's debt service contract assistance obligations relating to outstanding MBTA debt and to meet the MBTA's other operating and debt service needs. The MBTA is authorized to assess a portion of its costs on 175 cities and towns in eastern Massachusetts. Prior to July 1, 2000, the Commonwealth provided financial support of the MBTA through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of its net costs of service. The MBTA's net cost of service was financed by the issuance of short-term notes by the MBTA and by cash advances from the Commonwealth. This practice resulted in the disbursement of substantial cash subsidies paid out by the Commonwealth up to 18 months before the appropriation to defray such expenses.

    The General Appropriation Act for fiscal 2002 was enacted on December 1, 2001. On November 20, 2001 the legislative conference committee charged with reconciling the differences between the House and Senate versions of the fiscal 2002 budget released its report, and both houses of the Legislature enacted the compromise budget on November 21, 2001. Governor Jane Swift approved the budget after vetoing approximately $233 million of appropriations approved by the legislature. On December 4, 2001, the legislature restored approximately $175 million of appropriations. Taking into account the vetoes and the overrides, the original fiscal 2002 budget provided for total spending of approximately $22.213 billion. Total spending for fiscal 2002, represented by the General Appropriation Act, as supplemented, and other projected expenditures not yet approved by the legislature is approximately $22.831 billion. Recent events, including revenue collections in January and February of 2002 and the federal economic stimulus legislation enacted on March 9, 2002, indicate that the final fiscal tax revenues may be approximately $300 to $400 million less than the previously estimated $15.2 billion. On February 5, 2002, Governor Swift filed a bill that would direct the Comptroller to transfer from the Stabilization Fund to the general fund the amount necessary to end fiscal 2002 in balance. If an additional $400 million from the Stabilization Fund is used, $1.15 billion will remain in the Stabilization Fund. In addition, the Commonwealth has approximately $700-800 million in other reserve funds, most of which are amounts reserved from tobacco litigation settlement payments.

    On January 23, 2002, Acting Governor Swift filed her fiscal 2003 budget recommendation. The Acting Governor's budget recommendation called for budgeted expenditures of approximately $23.548 billion, a 3.1% increase over the fiscal 2002 spending projection of $22.831 billion. Total budgeted revenues for fiscal 2003 are estimated to be $22.6 billion. The Acting Governor's proposal projected a fiscal 2003 ending balance in the budgeted funds of $843.6 million, including a Stabilization Fund balance of $838.4 million.

    On March 14, 2002, in response to continuing revenue declines, the Acting Governor proposed $700 million in spending reductions from her fiscal 2003 budget recommendation. The proposal included $200 million in spending reductions for Local Aid, and $500 million in spending reductions in other programs, which amounted to decreases of generally 3-5% across all discretionary programs. The proposal also recommended spending 100% of the 2003 annual tobacco settlement payment in fiscal 2003. Fiscal 2003 ending balances will change depending on how fiscal 2002 ending balances finish. Additionally, the legislature typically passes a budget that is materially different from that proposed by the executive, and for fiscal 2003 the differences are likely to be magnified by changes in tax revenue expectations for fiscal 2002 and fiscal 2003 and other factors.

    S&P and Moody's have rated general obligation bonds issued by the Commonwealth as AA- and Aa2, respectively. In response to budgetary matters or other economic indicators, the rating agencies may change their ratings from time to time.

    In December 2001, the Commonwealth issued $200 million of commercial paper as bond anticipation notes to fund capital projects and $600 million in commercial paper as revenue anticipation notes to help meet its $1.05 billion quarterly aid payment. Net proceeds of long-term debt issuance during fiscal 2002 are projected to total $1.556 billion, of which $856 million was issued through and including January 2002. The Commonwealth was preparing a bond sale of $500 million in March 2002 and anticipated an additional bond sale of $200 million in June 2002. Net proceeds from bond anticipation notes during fiscal 2002 are projected to total $528 million. An additional $170 million of bond anticipation notes, related to certain Central Artery/Ted Williams Tunnel Project expenditures, were expected to be issued in March or April 2002.

    In Massachusetts the tax on personal property and real estate is virtually the only source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2," an initiative petition adopted by the voters of the Commonwealth in November 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. Proposition 2 1/2 required many cities and towns to reduce the property tax levies to a stated percentage of the full and fair cash value of their taxable real estate and personal property, and it limits the amount by which the total property taxes assessed by all cities and towns might increase from year to year.

    The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in state-funded local aid, which increased significantly from the fiscal 1981 level of $1.632 billion. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth, but this did not require an increase in Massachusetts state taxes. Direct local aid increased to $4.310 billion in fiscal 1999. Fiscal 2000 expenditures for direct local aid were $4.675 billion, an increase of 8.5% above the fiscal 1999 level. Fiscal 2001 expenditures for direct local aid were $4.969 billion, an increase of approximately 6.3% above the fiscal 2000 level. It is estimated that fiscal 2002 expenditures for direct and local aid will be $5.191 billion, an increase of 4.5%.

    However, communities have responded to the limitations imposed by Proposition 2 1/2 through statutorily permitted overrides and exclusions. In fiscal 2001, the impact of successful override referenda going back as far as 1993, was to raise the levy limit of 134 communities by approximately $97.4 million.

    Limits on Commonwealth tax revenues were established by initiative petition in November 1986, and added to the Commonwealth's General Laws as Chapter 62F. Chapter 62F contains no exclusion for debt service on Municipal Obligations of the Commonwealth. Tax revenues in fiscal 1997 through fiscal 2001 were lower than the limit set by Chapter 62F. For fiscal 2001, as calculated by the State Auditor pursuant to Chapter 62F, net state tax revenues were approximately $ 16.8 billion and allowable state tax revenues were $18.3 billion.

    Certain of the Commonwealth's cities, counties and towns have at times experienced serious financial difficulties that have adversely affected their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability of outstanding obligations issued by the Commonwealth or its public authorities or municipalities.

    The largest single component of the Commonwealth's capital program is the Central Artery/Ted Williams Tunnel project, a major construction project that is part of the completion of the federal interstate highway system. On April 11, 2000, the U.S. Secretary of Transportation released a report dated March 31, 2000, that had been prepared by a task force of federal officials. The task force report stated that senior management of the Central Artery/Ted Williams Tunnel project had deliberately withheld information about cost overruns from the Federal Highway Administration and recommended a change in project leadership, as well as an evaluation of whether the Massachusetts Turnpike Authority (the "Turnpike Authority") should continue to be responsible for the management of the project. The Federal Highway Administration informed the Massachusetts Turnpike Authority, by letter dated June 15, 2000, that it had been designated a "high-risk grantee," meaning that more detailed financial reports and additional monitoring will be required on the project. Such designation would remain in effect until the project's completion with respect to activities related to the project.

    On October 23, 2000 the President of the United States approved legislation providing that the U.S. Secretary of Transportation is to withhold obligation of federal funds and all project approvals for the Central Artery/Ted Williams Tunnel project in each federal fiscal year unless the Secretary has approved the annual update of the project finance plan for that year and has determined that the Commonwealth is in full compliance with a June 22, 2000 project partnership agreement setting out certain federal reporting and monitoring requirements for the project, and is maintaining a balanced statewide transportation program. In addition, the legislation limits total federal funding to $8.549 billion and ties future federal funding for the project to an annual finding by the Inspector General of the U.S. Department of Transportation that the annual update of the project finance plan is consistent with Federal Highway Administration financial plan guidance. Finally, the legislation provides that federal funds will not be withheld if the Secretary of Administration and Finance certifies that such funds are required to pay all or any portion of the principal of federal grant anticipation notes issued for the project.

    The Central Artery and Statewide Road and Bridge Infrastructure Fund ("Infrastructure Fund") was created by legislation in May, 2000 to fund additional costs of the Central Artery/Ted Williams Tunnel project that had been announced in February, 2000 and to fund the statewide road and bridge program to the extent of at least $100 million per year for each of fiscal years 2001 through 2005. Including the $2.168 billion expected to be available for the Central Artery/Ted Williams Tunnel project, expenditures from the Infrastructure Fund are expected to total $2.668 billion through fiscal 2005. These amounts are expected to be provided by the issuance of Commonwealth bonds in the amount of $1.350 billion, the debt service on which is to be paid by motor vehicle license and registration fees dedicated to the fund, $231 million from license and registration fees not needed for debt service, $664 million from avoided debt service related to debt defeasance transactions, $200 million from the Turnpike Authority, $65 million from the Port Authority and $159 million from interest earnings through fiscal 2005 on balances in the fund itself. Of these amounts, $1 billion in Commonwealth bonds have already been issued and the payments from the Turnpike Authority and Port Authority have been made.

    On August 31, 2001, the Turnpike Authority filed a revised finance plan, dated October 1, 2001, for the Central Artery/Ted Williams Tunnel Project with the Federal Highway Administration. The October 2001 Finance Plan reflects the results of the Turnpike's annual comprehensive budget review of the project. In the October 2001 Finance Plan, the Turnpike Authority's total budget cost and contingent estimate for the project is increased from the $14.075 billion estimated in the prior October 2000 Finance Plan to $14.475 billion, principally to reflect additional anticipated construction costs and additional contingency. The October 2001 Finance Plan proposes that the $400 million of additional funding needed to meet the new cost estimate be provided by $175 million of interest earnings and available borrowings in the Infrastructure Fund that exceed prior estimates, $157 million of Commonwealth general obligation bond proceeds made available principally by providing alternative sources for capital spending on non-project roads and bridges, and $68 million from the sale of real estate owned by the Turnpike Authority. The October 2001 Finance Plan also included in the funding sources $365 million from the Port Authority, of which approximately $160 million has already been paid, and $1.706 billion to be paid by the Turnpike Authority.

    The October 2001 Finance Plan is subject to review and approval by the U.S. Secretary of Transportation. This approval has not yet been obtained. Unless and until it is obtained, the Department of Transportation is withholding future obligation of federal funds for the Central Artery/Ted Williams Tunnel Project. The pendency of federal approval of the October 2001 Finance Plan currently is not expected to have a substantial impact on project cash flow, given the availability of proceeds of prior obligations and other sources; however, if federal approval is not received prior to the Commonwealth's fiscal year end, June 30, 2002, reallocation of certain expenditures to sources differing from those identified in the finance plan may be required.

    On March 20, 2001, the Inspector General of the Commonwealth issued a report to the State Treasurer containing the initial results of a yearlong review of the financial history of the Central Artery/Ted Williams Tunnel project from 1994 to 2001. The report asserts that the private joint venture serving as the project's management consultant had provided then- Governor Weld and project officials with project cost estimates of $13.790 billion in November and December 1994, more than five years before comparable estimates were made public by project officials on February 1, 2001. On April 2, 2001, the Attorney General of the Commonwealth confirmed that he had commenced a criminal investigation into the Inspector General's allegations.

    On May 8, 2000, the State Treasurer's office was advised that the staff of the Securities and Exchange Commission was conducting a formal investigation in the matter of "Certain Municipal Securities/ Massachusetts Central Artery (B-1610)," pursuant to a formal order of private investigation issued by the Commission.

    Tax receipts flowing in the federal highway trust fund, which are the source of federal funding for highway projects throughout the nation are expected to drop in fiscal 2003, thereby reducing available funding for transportation projects. It is uncertain what the magnitude of this anticipated decrease in the level of federal highway aid to states will have on funding for projects in Massachusetts, including the Central Artery/Ted Williams Tunnel Project.

    The federal Health Care Financing Administration asserted in June, 2000 that the portion of the Medicaid program funded by the Commonwealth's uncompensated care pool might violate federal regulations regarding impermissible taxes on health care providers. Since 1993, the Division of Medical Assistance has been seeking a federal waiver for the Commonwealth's assessment on acute care hospitals to fund the uncompensated care pool and believes that the assessment is within the federal law pertaining to provider taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible provider tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. From 1993, when the first waiver request was submitted, through fiscal 2000, the Commonwealth received an estimated $1.068 billion in federal Medicaid reimbursements related to expenditures associated with the uncompensated care pool, and the Commonwealth has continued to collect approximately $37 million per fiscal quarter for each quarter following fiscal 2000. Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states, and resolution could take several years. No further action has been taken by federal authorities since June 2000 in regard to this matter.

    The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the state. The systems were originally established as "pay-as-you-go" systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. Comprehensive pension funding legislation approved in January 1988 required the Commonwealth to fund future pension liabilities currently and to amortize the Commonwealth's accumulated unfunded liability to zero by June 30, 2028. The legislation was revised in July 1997 to require the amortization of such liabilities by June 30, 2018.

    The Public Employees Retirement Administration Commission (PERAC) prepared a new actuarial valuation of the total pension obligation dated January 1, 2001, which was released September 19, 2001. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $6.374 billion. The valuation study estimated the total actuarial accrued liability as of January 1, 2001 to be approximately $35.605 billion. The Governor's fiscal 2003 budget proposal filed on January 23, 2002, recommended funding the Commonwealth's pension obligations in accordance with a schedule that incorporates the January 1, 2001 actuarial valuation and would extend amortization of the unfunded pension liability from June 30, 2018 to June 30, 2028.

    NEW YORK FUND
    The fiscal stability of New York State (the "State") is related, in part, to the fiscal stability of its public localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease- purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. If any State agency, authority or locality were to default on any of their financial obligations, or were to require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing, as well as market price of the State's outstanding debt, could be materially adversely affected.

    New York is one of the most populous states in the nation and has a relatively high level of average personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, a declining proportion of the State's workforce is engaged in manufacturing, and an increasing proportion is engaged in service industries. The State is likely to be less affected than the nation as a whole by an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the service-producing sector.

    The most significant risks to the State's economic condition revolve around the impact of the World Trade Center disaster, which occurred during the State's first economic slowdown since the recession of the early 1990s. The Division of the Budget (DOB) estimates that tens of thousands of jobs may have been lost or displaced from New York, at least temporarily, due to the events of September 11. The sector hardest hit by the disaster was the finance industry, which is estimated to have lost 30,000 jobs, many of whom have been either laid off or relocated out-of- state. Other industries expected to experience severe losses are business and media services, hotel and motel services, retail trade, arts and entertainment services, and transportation. In contrast, as part of the reconstruction process, the construction sector is expected to experience a net gain in employment. On an annual average basis, State employment is expected to grow a modest 0.4 percent for 2001 and decline 1.2 percent for 2002.

    DOB estimates that the events of September 11 will also have a significantly negative impact on securities industry profits. The fall in profit growth is expected to result in a severe decline in finance and insurance industry cash bonuses. This decline will likely be exacerbated by firms weighting their bonus payouts more heavily than usual in favor of stock options as well as by the transfer of dislocated workers out-of- state. Lower growth in both employment and bonus income is expected to result in personal income growth of 2.8 percent for 2001, followed by growth of 1.3 percent for 2002.

    The most significant risks to the New York economic forecast pertain to the pace of layoffs related to the events of September 11, and the impact of both the disaster itself and deteriorating economic conditions on wages. The possibility of yet another terrorist attack on the New York City area poses a substantial negative risk to the DOB forecast. Fewer layoffs, stronger financial markets, and higher bonuses than projected would result in a stronger State economy than reflected in the current forecast. Similarly, greater job losses, weaker financial markets, and smaller bonus payments than expected would result in a weaker State economy.

    The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

    The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

    New York City. The fiscal health of the State may be affected by the fiscal health of New York City (the "City") which continues to receive significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

    The City, which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area accounts for a large portion of both the State's population and personal income. It is headquarters for the nation's securities business, and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of the three major radio and television broadcasting networks, most of the national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel.

    Continuing recovery, cleanup and repair efforts following the September 11, 2001 attack on the World Trade Center will result in substantial expenditures for the City. The U.S. Congress passed emergency supplemental legislation which authorized $40 billion for increased disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities, at least $20 billion of which was for disaster recovery activities and assistance in New York, Pennsylvania and Virginia. Congress has already appropriated over $10 billion toward this $20 billion commitment to recovery, and funding is currently available to reimburse localities for clean up costs, to reimburse hospitals for lost revenue, and to provide funding for job training activities and economic redevelopment. On March 9, 2002, the President signed nation-wide economic stimulus legislation, which includes $5 billion toward the $20 billion commitment in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the areas surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, authorized the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City and increase the small business expensing limit.

    Prior to September 11, 2001 the national and local economies had been weakening, reflecting lower business investment, increased unemployment, and declining consumer confidence. The destruction of the World Trade Center had a substantial impact on the City and its economy. Reduced economic activity lowered corporate profits, increased the rate of job loss, and reduced consumer spending, which reduced collection for several of the City's major economically sensitive tax revenues and negatively impacted tentative fiscal year 2003 property tax values for some parcels, especially in the downtown area. With the national economy beginning to recover from the recession, the prospects for the financial firms in the City are improving and a lift in the financial markets is expected.


    Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2001-2002 fiscal year.


    The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2001-2002 totaled $211.2 million.

    To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation in 2000 that created the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority has issued $436 million in bonds and $690 million in bond anticipation notes. The Authority may also impose financial plan requirements on Nassau County. The State paid $25 million in transitional assistance to the County in State fiscal year 2000-01 and $25 million in State fiscal year 2001-02. The Governor has proposed providing up to $50 million in State assistance to the County over the next two State fiscal years, which is subject to appropriation by the State Legislature. Allocation of any such assistance is contingent upon the Authority's approval of Nassau County's financial plan.

    Authorities. The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt materially and adversely affected if any of its public authorities default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2000, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State Public Authorities was almost $98 billion, only a portion of which constitutes State-supported or State-related debt.

STATEMENT OF ADDITIONAL INFORMATION
PART II

Part II of this SAI describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" means each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.

  -----------------
  TABLE OF CONTENTS
  -----------------
                                                                          PAGE
I     Management of the Fund ...............................................  1
      Trustees/Officers ....................................................  1
      Investment Adviser ...................................................  1
      Administrator ........................................................  2
      Custodian ............................................................  2
      Shareholder Servicing Agent ..........................................  2
      Distributor ..........................................................  2
      Code of Ethics .......................................................  3
II    Principal Share Characteristics ......................................  3
      Class A Shares .......................................................  3
      Class B Shares, Class C Shares and Class I Shares ....................  4
      Waiver of Sales Charges ..............................................  4
      Dealer Commissions and Concessions ...................................  4
      General ..............................................................  4
III   Distribution Plan ....................................................  4
      Features Common to Each Class of Shares ..............................  4
      Features Unique to Each Class of Shares ..............................  5
IV    Investment Techniques, Practices, Risks and Restrictions..............  6
V     Net Income and Distributions .........................................  6
      Money Market Funds ...................................................  6
      Other Funds ..........................................................  7
VI    Tax Considerations ...................................................  7
      Taxation of the Fund .................................................  7
      Taxation of Shareholders .............................................  7
      Special Rules for Municipal Fund Distributions .......................  9
VII   Portfolio Transactions and Brokerage Commissions ..................... 10
VIII  Determination of Net Asset Value ..................................... 11
      Money Market Funds ................................................... 11
      Other Funds .......................................................... 11
IX    Performance Information .............................................. 12
      Money Market Funds ................................................... 12
      Other Funds .......................................................... 12
      General .............................................................. 13
      MFS Firsts ........................................................... 14
X     Shareholder Services ................................................. 15
      Investment and Withdrawal Programs ................................... 15
      Exchange Privilege ................................................... 17
      Tax-Deferred Retirement Plans ........................................ 18
XI    Description of Shares, Voting Rights and Liabilities ................. 19
      Appendix A -- Waivers of Sales Charges ............................... A-1
      Appendix B -- Dealer Commissions and Concessions ..................... B-1
      Appendix C -- Investment Techniques, Practices and Risks ............. C-1
      Appendix D -- Description of Bond Ratings ............................ D-1
      Appendix E -- Trustees and Officers -- Identification and Background . E-1
      Appendix F -- Investment Restrictions ................................ F-1

I    MANAGEMENT OF THE FUND

     TRUSTEES/OFFICERS
     BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations.

     TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.

     TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred compensation plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred compensation will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

          Trustees who retired on or prior to December 31, 2001 and who had served as Trustee for at least 5 years at the time of retirement are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

     INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

     INVESTMENT ADVISER
     The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds, except that MFS Series Trust XI has retained Vertex Investment Management, Inc. ("VIM" or with "MFS" collectively the "Adviser") as the investment adviser for the Vertex Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company). VIM is a wholly-owned subsidiary of MFS.

          The Adviser has retained, on behalf of one Fund, a sub-investment adviser to assist MFS in the management of the Fund's assets. A description of this sub-adviser, the services it provides and its compensation is provided under the caption "Management of the Fund -- Sub- Adviser" in Part I of this SAI for the Fund which uses this sub-adviser.

     INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

          The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

          The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

          The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

          The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

          The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.

          The Adviser is free to render investment and/or other services to others, but the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner. Whenever the Fund and one or more other funds or accounts advised by the Adviser have money available for investment, investments or opportunities to sell investments will be allocated in a manner believed by the Adviser to be fair and equitable to each client. The Adviser may cause the Fund to pay a broker or dealer a higher commission than another broker or dealer might have charged for effecting that transaction, if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the broker or dealer. For more information about the Fund's investment allocation and brokerage practices, see "Portfolio Transactions and Brokerage Commissions" below.

     ADMINISTRATOR
     MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement. Under this Agreement, the Fund pays MFS an administrative fee of up to 0.0175% on the first $2.0 billion; 0.0130% on the next $2.5 billion; 0.0005% on the next $2.5 billion; and 0.0% on amounts in excess of $7.0 billion, per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

     CUSTODIAN
     State Street Bank and Trust Company and Chase Manhattan Bank (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries and with respect to State Street Bank and Trust Company calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. State Street Bank and Trust Company also acts as the dividend disbursing agent of the Fund.

     SHAREHOLDER SERVICING AGENT
     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.1000%. In addition, MFSC will be reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. The Custodian has contracted with MFSC to perform certain dividend disbursing agent functions for the Fund.

     DISTRIBUTOR
     MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

     CODE OF ETHICS
     The Fund and its Adviser and Distributor have adopted a code of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the Securities and Exchange Commission (the "SEC"). See the back cover of the prospectus for information on obtaining a copy.

II   PRINCIPAL SHARE CHARACTERISTICS
     Set forth below is a description of Class A, B, C and I shares offered by the MFS Family of Funds. Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.

     CLASS A SHARES
     MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below). Certain purchases of Class A shares may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

          In addition, purchases made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:

     o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

          >    the plan had established an account with MFSC; and

          > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

               +    The employer had at least 25 employees; or

               + The total purchases by the retirement plan of Class A shares of the MFS Family of Funds (the MFS Funds) would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

     o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The retirement plan and/or sponsoring organization participates in the MFS Corporate Plan Services 401(k) Plan or any similar recordkeeping system made available by MFSC (referred to as the MFS participant recordkeeping system);

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

          > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

     o Investments in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

          > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class of classes of the MFS Funds.

          > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY.

     o Investment in class A shares by certain retirement plans subject to ERISA, if

     > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

     >    The plan records are maintained on a pooled basis by MFSC; and

     > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

     CLASS B SHARES, CLASS C SHARES AND CLASS I SHARES
     MFD acts as agent in selling Class B, and, if applicable, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale. Class B and C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

     WAIVER OF SALES CHARGES
     In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A, B and C shares are waived. These circumstances are described in Appendix A of this
     Part II. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, because the sales effort, if any, involved in making such sales is negligible, or in the case of certain CDSC waivers, because the circumstances surrounding the redemption of Fund shares were not foreseeable or voluntary.

     DEALER COMMISSIONS AND CONCESSIONS
     MFD pays commissions and provides concessions to dealers that sell Fund shares. These dealer commissions and concessions are described in Appendix B of this Part II.

     GENERAL
     Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.

III  DISTRIBUTION PLAN
     The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

          In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the caption "Expense Summary" in the Prospectus.

     FEATURES COMMON TO EACH CLASS OF SHARES
     There are features of the Distribution Plan that are common to each Class of shares, as described below.

     SERVICE FEES -- The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

     DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

     OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

          The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

     FEATURES UNIQUE TO EACH CLASS OF SHARES
     There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

     CLASS A SHARES -- Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

          No service fees will be paid: (i) to any dealer who is the holder or dealer or record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts.

          In the case of a retirement plan (or multiple plans maintained by the same plan sponsor) which has established accounts with MFSC, on or after April 1, 2000 and is, at that time, a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates pursuant to which such services are provided with respect to at least $10 million in plan assets, MFD may retain the service fee paid by the fund with respect to shares purchased by such plan for the first year after purchase. Dealers will become eligible to receive the ongoing applicable service fee with respect to such shares commencing in the 13th month following purchase.

          The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares (0.25% per annum for certain Funds). As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares (0.50% per annum for certain Funds), the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

     CLASS B SHARES -- Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

          Except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time.

          Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares).

     CLASS C SHARES -- Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

          This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

IV   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS
     Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V    NET INCOME AND DISTRIBUTIONS

     MONEY MARKET FUNDS
     The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

          For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses and net unrealized appreciation or depreciation on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

          Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) remains at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

          It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

     OTHER FUNDS
     Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders dividends equal to all of its net investment income with such frequency as is disclosed in the Fund's prospectus. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI   TAX CONSIDERATIONS
     The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

     TAXATION OF THE FUND
     FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

     MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

     TAXATION OF SHAREHOLDERS
     TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Any distributions from ordinary income and from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month, and paid during the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

          Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

     DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

     DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.

     U.S. TAXATION OF NON-U.S. PERSONS -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

     BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate then in effect on taxable dividends, including capital gain dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Under the Economic Growth and Tax Relief Reconciliation Act of 2001, the backup withholding rate is being reduced from the rate of 30%, in effect on January 1, 2002, to the rate of 28%, in a series of steps ending on January 1, 2006. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

     FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

     STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

     CERTAIN SPECIFIC INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income (as well as non-cash income described in the next paragraph) and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Any investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

     OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

     FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

     FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

          If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

     SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
     The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

     TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt- interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

     TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, the Fund does not expect that the non-tax-exempt portion of its net investment income, if any, will be substantial. Because the Fund expects to earn primarily tax-exempt interest income, it is expected that no Fund dividends will qualify for the dividends-received deduction for corporations.

     CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED TAX-EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion will be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that month.

     CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

     CONSEQUENCES OF REDEMPTION OF SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

     STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

VII  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
     Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

          In connection with the selection of broker dealers and the placing of Fund portfolio transactions, the Adviser seeks for the Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.

          The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks to execute the Fund's portfolio transactions. In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

          Consistent with the Advisory Agreement and applicable rules and regulations, the Adviser may consider sales of shares of the Fund and of other funds or accounts of the Adviser as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

          Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or its overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

          The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

          Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

          Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund.

          The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

          The investment advisory fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

          The Fund has entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of the Custodian, under which, with respect to any brokerage transactions directed to SSB, the Fund receives, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Fund, including the Fund's custodian fee. The Adviser receives no direct or indirect benefit from this arrangement.

          In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

VIII DETERMINATION OF NET ASSET VALUE
     The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding.

     MONEY MARKET FUNDS
     Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees which oversees the money market fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments which the Adviser under the supervision of the Fund's Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Fund's Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees which oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, it will take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

     OTHER FUNDS
     The following valuation techniques apply to each MFS Fund that is not a money market fund.

          Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq stock market system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq stock market system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees.

          All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

          The securities held by the fund that trade in foreign markets are usually valued on the basis of the most recent closing market prices at 4 p.m. Eastern time. Most foreign markets close before that time. For example, for securities primarily traded in the Far East, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. Eastern time will not be reflected in the fund's net asset value. However, if the fund determines that such developments are so significant that they will, in its judgment, clearly and materially affect the value of the fund's securities, the fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. Eastern time. A fund may fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open.

          All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

IX   PERFORMANCE INFORMATION

     MONEY MARKET FUNDS
     Each MFS Fund that is a money market fund will provide current annualized and effective annualized yield quotations based on the daily dividends of shares of the money market fund. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders.

          Any current yield quotation of a money market fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one share of that class at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of a money market fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. These yield quotations should not be considered as representative of the yield of a money market fund in the future since the yield will vary based on the type, quality and maturities of the securities held in its portfolio, fluctuations in short-term interest rates and changes in the money market fund's expenses.

     OTHER FUNDS
     Each MFS Fund that is not a money market fund may quote the following performance results.

     TOTAL RATE OF RETURN -- The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by any applicable CDSC and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return because the value of the initial account will not be reduced by any applicable sales charge and/or (iii) total rates of return which represent aggregate performance over a period or year- by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

          The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.

          As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

          Any total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

     YIELD -- Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class for the 30-day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of the period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expense of that class for the period by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations assume a maximum applicable sales charge in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares.

     TAX-EQUIVALENT YIELD -- The tax-equivalent yield for a class of shares of a Fund is calculated by determining the rate of return that would have to be achieved on a fully taxable investment in such shares to produce the after-tax equivalent of the yield of that class. In calculating tax-equivalent yield, a Fund assumes certain federal tax brackets for shareholders and does not take into account state taxes.

     CURRENT DISTRIBUTION RATE -- Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by (i) annualizing the distributions (excluding short-term capital gains) of the class for a stated period; (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and (iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and may be calculated over a different period of time. The Fund's current distribution rate calculation for Class B shares and Class C shares assumes no CDSC is paid.

     GENERAL
     From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

          From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

          The Fund may also use charts, graphs or other presentation formats to illustrate the historical correlation of its performance to fund categories established by Morningstar (or other nationally recognized statistical ratings organizations) and to other MFS Funds.

          From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning, including issues concerning social security; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(SM) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; the history of the mutual fund industry; investor behavior; and other similar or related matters.

          From time to time, the Fund may also advertise annual returns showing the cumulative value of an initial investment in the Fund in various amounts over specified periods, with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.

     MFS FIRSTS
     MFS has a long history of innovations.

     o 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

     o 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

     o 1932 -- One of the first internal research departments is established to provide in- house analytical capability for an investment management firm.

     o 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

     o 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

     o 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

     o 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

     o 1981 -- MFS(R) Global Governments Fund is established as America's first globally diversified fixed-income mutual fund.

     o 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

     o 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

     o 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

     o 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

     o 1989 -- MFS(R) Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

     o 1990 -- MFS(R) Global Total Return Fund is the first global balanced fund.

     o 1993 -- MFS(R) Global Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

     o 1993 -- MFS(R) becomes money manager of MFS(R) Union Standard(R) Equity Fund, the first fund to invest principally in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

X    SHAREHOLDER SERVICES

     INVESTMENT AND WITHDRAWAL PROGRAMS
     The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

     LETTER OF INTENT -- If a shareholder (other than a group purchaser described below) commits to invest a specific dollar amount of Class A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his or her dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, the shareholder will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

          Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36- month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

          If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

     RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when the shareholder's new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. A shareholder must provide MFSC (or the shareholder's investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

     SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. MFSC will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

     DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

     SYSTEMATIC WITHDRAWAL PLAN -- A shareholder may direct MFSC to send the shareholder (or anyone the shareholder designates) regular periodic payments based upon the value of the shareholder's account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

     INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to MFSC. The shareholder's account number and the name of the shareholder's investment dealer must be included with each investment.

     GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker- dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

     AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

          No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

          A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

     REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge). For shareholders who exercise this privilege after redeeming class A or class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A or class C shares (as applicable) will still be subject to a CDSC for up to one year from the date you originally purchased the shares redeemed.

          Until December 31, 2001, shareholders who redeem class B shares and then exercise their 90-day reinstatement privilege may reinvest their redemption proceeds either in

     o class B shares, in which case any applicable CDSC you paid on the redemption will be credited to your account, and your new shares will be subject to a CDSC which will be determined from the date you originally purchased the shares redeemed, or

     o class A shares, in which case the class A shares purchased will not be subject to a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

          After December 31, 2001, shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares may reinvest their redemption proceeds only in class A shares as described as the second option above.

          In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

     EXCHANGE PRIVILEGE
     Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC.

     EXCHANGES AMONG MFS FUNDS (excluding exchanges from MFS money market funds) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

     EXCHANGES FROM AN MFS MONEY MARKET FUND -- Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

     EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

     GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by MFSC) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

          Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

          Any state income tax advantages for investment in shares of each state- specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

     TAX-DEFERRED RETIREMENT PLANS
     Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements, the following:

     o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

     o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

     o    Simplified Employee Pension (SEP-IRA) Plans;

     o Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

     o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

     o    Certain other qualified pension and profit-sharing plans.

          The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

          An investor should consult with his or her tax adviser before establishing any of the tax-deferred retirement plans described above.

          Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar Section 401(a) or 403(b) recordkeeping program made available by MFSC.

     INFORMATION AVAILABLE TO SHAREHOLDERS
     The Fund will make available to shareholders, upon reasonable request, information on its portfolio holdings and capital gain and loss positions in accordance with its operating policies concerning the release of such information, which may be changed at any time at the discretion of the Fund without notice to shareholders.

XI   DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
     The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

          Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

          Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

          The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

          The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has granted enforcement no-action relief for involuntary redemptions in limited circumstances.

          Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

          The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

          The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

          The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

          The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

  --------------------
  PART II - APPENDIX A
  --------------------

     WAIVERS OF SALES CHARGES
     This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). Some of the following information will not apply to certain funds in the MFS Family of Funds, depending on which classes of shares are offered by such fund. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

I    WAIVERS OF ALL APPLICABLE SALES CHARGES
     In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

     DIVIDEND REINVESTMENT
          o    Shares acquired through dividend or capital gain reinvestment;
               and

          o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.

     CERTAIN ACQUISITIONS/LIQUIDATIONS
          o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

     AFFILIATES OF AN MFS FUND/CERTAIN DEALERS
     Shares acquired by:

          o Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

          o Trustees and retired trustees of any investment company for which MFD serves as distributor;

          o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

          o    Employees or registered representatives of dealers;

          o Certain family members of any such individual and their spouses or domestic partners identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

          o    Institutional Clients of MFS or MFS Institutional Advisors, Inc.

     INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)
          o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

     RETIREMENT PLANS (CDSC WAIVER ONLY)
     Shares redeemed on account of distributions made under the following circumstances:

          o    Individual Retirement Accounts ("IRAs")

               >    Death or disability of the IRA owner.

          o Section 401(a) Plans ("401(a) Plans") and Section 403(b) Employer Sponsored Plans ("ESP Plans")

               > Death, disability or retirement of 401(a) or ESP Plan participant;

               >    Loan from 401(a) or ESP Plan;

               >    Financial hardship (as defined in Treasury Regulation
                    Section 1.401(k)-1(d)(2), as amended from time to time);

               > Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

               >    Tax-free return of excess 401(a) or ESP Plan contributions;

               > To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS Corporate Plan Services 401(k) Plan or another similar recordkeeping system made available by MFSC (the "MFS Participant Recordkeeping System");

               > Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or
                    (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived; and

               > Shares purchased by certain retirement plans or trust accounts if: (i) the plan is currently a party to a retirement plan recordkeeping or administration services agreement with MFD or one of its affiliates and (ii) the shares purchased or redeemed represent transfers from or transfers to plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.

          o    Section 403(b) Salary Reduction Only Plans ("SRO Plans")

               >    Death or disability of SRO Plan participant.

          o Nonqualified deferred compensation plans (currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates)

               > Eligible participant distributions, such as distributions due to death, disability, financial hardship, retirement and termination of employment.

     CERTAIN TRANSFERS OF REGISTRATION
     (CDSC WAIVER ONLY)
     Shares transferred:
          o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

          o From a single account maintained for a 401(a) Plan to multiple accounts maintained by MFSC on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS Corporate Plan Services 401(k) Plan or another similar recordkeeping system made available by MFSC.

     LOAN REPAYMENTS
          o Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS Corporate Plan Services 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

II   WAIVERS OF CLASS A SALES CHARGES

     In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

     WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
          o Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.

     INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS
          o    Shares acquired by insurance company separate accounts.

     SECTION 529 PLANS
     Shares acquired by college savings plans qualified under Section 529 of the Internal Revenue Code whose sponsors or administrators have entered into an administrative services agreement with MFS Fund Distributors, Inc. ("MFD") or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

     RETIREMENT PLANS

          o    Administrative Services Arrangements

               > Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

               > Shares acquired by retirement plans whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and whose third party administrator or dealer has entered into an administrative services agreement with MFD or one of its affiliates under which MFD or one of its affiliates performs certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one of its affiliates.

          o    Reinvestment of Distributions from Qualified Retirement Plans

               > Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

          o    Reinvestment of Redemption Proceeds from Class B Shares

               > Shares acquired by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and whose account application was received by MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

               > Shares acquired by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and whose account application is received by MFD on or after April 2, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with the current market value of the plan's existing Class A shares.

          o    Retirement Plan Recordkeeping Services Agreements

               > Where the retirement plan is, at that time, a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates pursuant to which certain of those services are provided by Benefit Services Corporation or any successor service provider designated by MFD.

               > Where the retirement plan has established an account with MFSC on or after January 1, 2000 and is, at that time, a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates pursuant to which such services are provided with respect to at least $10 million in plan assets.

          o    MFS Prototype IRAs

               > Shares acquired by the IRA owner if: (i) the purchase represents the timely rollover of distribution proceeds from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds or liquidation of plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.

     SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
     CIRCUMSTANCES:
          o    IRAs

               > Distributions made on or after the IRA owner has attained the age of 5912 years old; and

               >    Tax-free returns of excess IRA contributions.

          o    401(a) Plans

               > Distributions made on or after the 401(a) Plan participant has attained the age of 5912 years old; and

               > Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

          o    ESP Plans and SRO Plans

               > Distributions made on or after the ESP or SRO Plan participant has attained the age of 5912 years old.

          o    401(a) Plans and ESP Plans

               > where the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

               > where the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, MFSC that the retirement plan (or multiple plans maintained by the same plan sponsor) has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more (applies only when the certification was received by MFSC on or prior to March 30, 2001) or $1,000,000 or more (applies only when the certification is received by MFSC on or after April 2,
                    2001), invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

     provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or (b) with respect to plans which establish an account with MFSC prior to November 1, 1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

     BANK TRUST DEPARTMENTS AND LAW FIRMS
          o Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

     INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES.
          o The initial sales charge imposed on purchases of Class A shares, and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.

III  WAIVERS OF CLASS B AND CLASS C SALES CHARGES
     In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

     SYSTEMATIC WITHDRAWAL PLAN
          o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

     DEATH OF OWNER
          o Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit, of the deceased individual.

     DISABILITY OF OWNER
          o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC).

     RETIREMENT PLANS.
     Shares redeemed on account of distributions made under the following circumstances:

          o    IRAs, 401(a) Plans, ESP Plans and SRO Plans

               > Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules;

               > Salary Reduction Simplified Employee Pension Plans ("SAR-SEP Plans");

               > Distributions made on or after the SAR- SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

               >    Death or disability of a SAR-SEP Plan participant.

          o    401(a) and ESP Plans Only (Class B CDSC Waiver Only)

               > By a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established an account with MFSC between July 1, 1996 and December 31, 1998; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or
                    (iii) is acquired by, merged into, or consolidated with any other entity.

               > By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15,
                    1998). A plan with a pre-existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.

  --------------------
  PART II - APPENDIX B
  --------------------

     DEALER COMMISSIONS AND CONCESSIONS
     This Appendix describes the various commissions paid and concessions made to dealers by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

     CLASS A SHARES
     Purchases Subject to an Initial Sales Charge. For purchases of Class A shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to dealers (which are alike for all dealers), as shown in Appendix D to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix D to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

          THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS WHOSE SPONSORING ORGANIZATIONS SUBSCRIBE TO THE MFS PARTICIPANT RECORDKEEPING SYSTEM, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

          Purchases Subject to a CDSC (but not an Initial Sales Charge). For purchases of Class A shares subject to a CDSC, MFD pays commissions to dealers on new investments made through such dealers as follows:

     COMMISSION
     PAID BY MFD
     TO DEALERS               CUMULATIVE PURCHASE AMOUNT
     ---------------------------------------------------------------------------
     1.00%                    On the first $2,000,000, plus
     0.80%                    Over $2,000,000 to $3,000,000, plus
     0.50%                    Over $3,000,000 to $50,000,000, plus
     0.25%                    Over $50,000,000

          Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

          In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

          THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS WHOSE SPONSORING ORGANIZATIONS SUBSCRIBE TO THE MFS PARTICIPANT RECORDKEEPING SYSTEM, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

          PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). For purchases of Class A shares subject to a CDSC, MFD pays commissions to dealers on new investments made through such dealers as follows:

     COMMISSION
     PAID BY MFD
     TO DEALERS                 CUMULATIVE PURCHASE AMOUNT
     --------------------------------------------------------------------------
     1.00%                      On the first $1,000,000 to $4,000,000, plus
     0.50%                      Over $4,000,000 to $25,000,000, plus
     0.25%                      Over $25,000,000

          Dealers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

     CLASS B SHARES
     For purchases of Class B shares, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

          For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

          For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which has established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998), MFD pays no up front commissions to dealers, but instead pays an amount to dealers equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

     CLASS C SHARES
     For purchases of Class C shares, MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase.

     ADDITIONAL DEALER COMMISSIONS/CONCESSIONS
     Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/ or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

          For most of the MFS Funds:

          o In lieu of the sales commission and service fees normally paid by MFD to broker-dealers of record as described in the Prospectus, MFD has agreed to pay Bear, Stearns & Co. Inc. the following amounts with respect to Class A shares of the Fund purchased through a special retirement plan program offered by a third party administrator: (i) an amount equal to 0.05% per annum of the average daily net assets invested in shares of the Fund pursuant to such program, and (ii) an amount equal to 0.20% of the net asset value of all net purchases of shares of the Fund made through such program, subject to a refund in the event that such shares are redeemed within 36 months.

          o Until terminated by MFD, the Funds' distributor, MFD will incur, on behalf of H. D. Vest Investment Securities, Inc., the initial ticket charge of $15 with respect to purchases of shares of any MFS fund made through VESTADVISOR accounts. MFD will not incur such charge with respect to redemption or repurchases of fund shares, exchanges of fund shares, or shares purchased or redeemed through systematic investment or withdrawal plans.

          o The following provisions shall apply to any retirement plan (each a "Merrill Lynch Business Market Plan", formerly known as the Merrill Lynch Daily K Plan) whose records are maintained on a daily valuation basis by either Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), or by an independent recordkeeper (an "Independent Recordkeeper") whose services are provided through a contract or alliance arrangement with Merrill Lynch, and with respect to which the sponsor of such plan has entered into a recordkeeping service agreement with Merrill Lynch (a "Merrill Lynch Recordkeeping Agreement").

                    The initial sales charge imposed on purchases of Class A
               shares of the Funds, and the contingent deferred sales charge ("CDSC") imposed on certain redemptions of Class A shares of the Funds, is waived in the following circumstances with respect to a Merrill Lynch Business Market Plan:

               (i) if, at conversion, such Plan has $3 million or more in total record-kept assets invested in broker-dealer sold funds not advised or managed by Merrill Lynch Asset Management LP ("MLAM") that are made available pursuant to agreements between Merrill Lynch and such funds' principal underwriters or distributors, and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

               (ii) if such Plan's records are maintained by an Independent Recordkeeper and, at conversion, such Plan has $3 million or more in record-kept assets; or

               (iii) if such Plan has 500 or more eligible employees, as
                     determined by the Merrill Lynch plan conversion manager on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement.

          The CDSC imposed on redemptions of Class B shares of the Fund is waived in the following circumstances with respect to a Merrill Lynch Business Market Plan:

               (i) if, at conversion, such Plan has less than $3 million in assets invested in Applicable Investments;

               (ii) if such Plan's records are maintained by an independent recordkeeper and at conversion, such Plan has less than $3 million dollars in assets; or

               (iii) if such Plan has fewer than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement.

          No front-end commissions are paid with respect to any Class A or Class B shares of the Fund purchased by any Merrill Lynch Business Market Plan.

     FOR MFS(R) UNION STANDARD(R) EQUITY FUND, ONLY:

     o The initial sales charge on Class A shares will be waived on shares purchased using redemption proceeds from a separate institutional account of Connecticut General Life Insurance Company with respect to which MFS Institutional Advisors, Inc. acts as investment adviser. No commissions will be payable to any dealer, bank or other financial intermediary with respect to shares purchased in this manner.

     FOR MFS(R) EMERGING GROWTH FUND, MFS(R) RESEARCH FUND, MFS(R) CAPITAL OPPORTUNITIES FUND AND MFS(R) MONEY MARKET FUND, ONLY:

     o Class A shares of the Fund may be purchased at net asset value by one or more Chilean retirement plans, known as Administradores de Fondos de Pensiones, which are clients of the 1850 K Street N.W., Washington D.C. office of Dean Witter Reynolds, Inc. ("Dean Witter").

          MFD will waive any applicable contingent deferred sales charges upon redemption by such retirement plans on purchases of Class A shares over $1 million, provided that (i) in lieu of the commissions otherwise payable as specified in the prospectus, MFD will pay Dean Witter a commission on such purchases equal to 1.00% (including amounts in excess of $5 million) and (ii) if one or more such clients redeem all or a portion of these shares within three years after the purchase thereof, Dean Witter will reimburse MFD for the commission paid with respect to such shares on a pro rata basis based on the remaining portion of such three-year period.

     FOR FUNDS (EXCEPT MONEY MARKET)

     Until terminated by MFD, the following provisions shall apply to the initial purchase of Class A shares of any Fund which is held in an MFS sponsored IRA account, the broker-dealer of record of which may be specified from time-to- time by MFD pursuant to certain requirements (the "Dealer"), and the assets of which are transferred from an IRA account sponsored by certain other mutual fund complexes designated by MFS:

     o The initial sales charge imposed on the purchase of Class A shares of the Funds, and the contingent deferred sales charge ("CDSC") imposed on certain redemptions of Class A shares of the Funds, is waived, and

     o In lieu of the sales commission and service fees normally paid by MFD to broker-dealers of record as described in the prospectus, MFD has agreed to pay the Dealer (i) a 1% commission at the time of each initial purchase; and (ii) commencing on a date thirteen months from the date of the purchase, an amount equal to 0.25% per annum of the average daily net asses invested in shares of the Fund.

  --------------------
  PART II - APPENDIX C
  --------------------

     INVESTMENT TECHNIQUES, PRACTICES AND RISKS
     Set forth below is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices.

     INVESTMENT TECHNIQUES AND PRACTICES DEBT SECURITIES
     To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

     ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

          COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
     SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

          Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

          The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

          CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

          Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

          MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass- through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

          Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

          Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

          The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

          Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

          FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

          STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

          SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

          CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

          The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

          LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

          These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

          Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

          The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

          LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

          While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

          MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

          If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

          Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

          Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

          Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

          The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

          The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

          U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the GNMA; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the FNMA.

          U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

          VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

          ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

     EQUITY SECURITIES
     The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

          A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

     FOREIGN SECURITIES EXPOSURE
     The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

     BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

     DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non- U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

          ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

     DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

     EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

     o Company Debt -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

     o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

     o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

          Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

     o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

     o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

          The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

          The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

     o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

          Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

          The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

          To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

          Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

     o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

     FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

          Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

     FORWARD CONTRACTS
     The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

          A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

          If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

          The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

          The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

          The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

     FUTURES CONTRACTS
     The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

          A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

          The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

          Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

          Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

          Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

          The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

          Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

     INDEXED SECURITIES
     The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

          The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

     INVERSE FLOATING RATE OBLIGATIONS
     The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

     INVESTMENT IN OTHER INVESTMENT COMPANIES
     The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

          OPEN-END FUNDS. The Fund may invest in open-end investment companies.

          CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

     LENDING OF PORTFOLIO SECURITIES
     The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

     LEVERAGING TRANSACTIONS
     The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

     BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

     MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

          If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

     REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

     OPTIONS
     The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this
     Appendix:

     OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

     OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

          An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

          A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

          Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
     (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

          The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

          The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

     OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

          A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
     (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

          Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

          The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

          The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

          The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

          The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

     OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

          The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

          The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

          The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

          The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

     RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

     "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

          Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

     REPURCHASE AGREEMENTS
     The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

          The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

     SHORT SALES
     The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

          The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

          Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

          The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

     SHORT TERM INSTRUMENTS
     The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

     SWAPS AND RELATED DERIVATIVE INSTRUMENTS
     The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

          Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

          For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

          The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

          The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

          The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

          If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

          The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

     TEMPORARY BORROWINGS
     The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

     TEMPORARY DEFENSIVE POSITIONS
     During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

     "WHEN-ISSUED" SECURITIES
     The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

     SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

     RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
     PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

          If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

          The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

          The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

          Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

          In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

          The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

          Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

     RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

          With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

     RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

          The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

          The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

     POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

     POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

     RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

     RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
     Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

          Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

          Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

          Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

          In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

          Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

          Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

  --------------------
  PART II - APPENDIX D
  --------------------

                           DESCRIPTION OF BOND RATINGS

     The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                        STANDARD & POOR'S RATINGS SERVICES

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: Subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A "C" rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-) The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                            FITCH IBCA, DUFF & PHELPS

     AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

     DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. DD indicates expected recoveries in the range of 50% - 90% and D the lowest recovery potential, i.e. below 50%.

     NOTES

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, or to categorize below "CCC".

     "NR" indicates that Fitch does not rate the issuer or issue in question.

     "WITHDRAWN": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

  --------------------
  PART II - APPENDIX E
  --------------------

     TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
     The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

     TRUSTEES

     JEFFREY L. SHAMES*, Chairman and President (born 6/2/55) Massachusetts Financial Services Company, Chairman and Chief Executive Officer

     JOHN W. BALLEN* (born 9/12/59)
     Massachusetts Financial Services Company, President and Director

     KEVIN R. PARKE* (BORN 12/14/59)
     Massachusetts Financial Services Company, Executive Vice President and Chief Investment Officer

     LAWRENCE H. COHN, M.D. (born 3/11/37)
     Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School, Professor of Surgery
     Address: Boston, Massachusetts

     THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
     Edmund Gibbons Limited (diversified holding company), Chief Executive Officer; Colonial Insurance Company Ltd., Director and Chairman; Bank of Butterfield, Chairman (until 1997)
     Address: Hamilton, Bermuda

     WILLIAM R. GUTOW (born 9/27/41)
     Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman
     Address: Dallas, Texas

     J. ATWOOD IVES (born 5/1/36)
     Private investor; Eastern Enterprises (diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000); KeySpan Corporation (energy related services), Director
     Address: Boston, Massachusetts

     ABBY M. O'NEILL (born 4/27/28)
     Private investor; Rockefeller Financial Services, Inc. (investment advisers), Chairman and Chief Executive Officer
     Address: New York, New York

     LAWRENCE T. PERERA (born 6/23/35)
     Hemenway & Barnes (attorneys), Partner
     Address: Boston, Massachusetts

     WILLIAM J. POORVU (born 4/10/35)
     Harvard University Graduate School of Business Administration, Adjunct Professor; CBL & Associates Properties, Inc. (a real estate investment trust), Director; The Baupost Fund (a mutual fund), Vice Chairman and Trustee
     Address: Cambridge, Massachusetts

     J. DALE SHERRATT (born 9/23/38)
     Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001); Paragon Trade Brands, Inc. (disposable consumer products), Director
     Address: Boston, Massachusetts

     ELAINE R. SMITH (born 4/25/46)
     Independent consultant
     Address: Weston, Massachusetts

     WARD SMITH (born 9/13/30)
     Private investor
     Address: Hunting Valley, Ohio

     OFFICERS

     JAMES R. BORDEWICK, JR.,* Assistant Secretary and Assistant Clerk (born 3/6/59)
     Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

     MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
     Massachusetts Financial Services Company, Vice President (since March
     1997); Putnam Investments, Vice President (prior to March 1997)

     STEPHEN E CAVAN,* Secretary and Clerk (born 11/6/53)
     Massachusetts Financial Services Company, Senior Vice President General Counsel and Secretary

     ROBERT R. FLAHERTY,* Assistant Treasurer (born 9/18/63)
     Massachusetts Financial Services Company, Vice President (since August
     2000); UAM Fund Services, Senior Vice President (prior to August 2000)

     ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)
     Massachusetts Financial Services Company, Vice President

     JAMES O. YOST,* Treasurer (born 6/12/60)
     Massachusetts Financial Services Company, Senior Vice President

     ----------------
     *"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

     Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Shames, a Director of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates.

  --------------------
  PART II - APPENDIX F
  --------------------

     INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

     As fundamental investment restrictions, the Fund may not:

               (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

               (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

               (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

               (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

               (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

     The following fundamental investment restriction (6) is also included in each Fund's investment restrictions as noted by Fund below:

     FOR THE MFS GLOBAL HEALTH SCIENCES FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest 25% or more of its assets in companies engaged in the health sciences industries.

     FOR THE MFS GLOBAL TELECOMMUNICATIONS FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in a group of related telecommunications industries.

     FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

     FOR THE MFS HIGH INCOME FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

     FOR THE MFS UTILITIES FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

     FOR ALL OTHER FUNDS:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

     IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     FOR THE MFS GOVERNMENT MORTGAGE FUND:

     The Fund will not:

               (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation; and

               (2) invest in any security other than (i) Government securities and related options, futures, options on futures and repurchase agreements, and (ii) securities of other investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, all of whose assets will be invested in Government securities and related options, futures, options on futures and repurchase agreements.

     FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

     The Fund will not:

               (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

     FOR ALL OTHER FUNDS:

     The Fund will not:

               (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

     FOR ALL FUNDS:

     Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081

DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
2 Avenue de Lafayette, Boston, MA 02111-1738
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

[MFS LOGO]
INVESTMENT MANAGEMENT

500 Boylston Street, Boston, MA 02116

                                                                MFS-13P2 01/02

                           MFS MUNICIPAL SERIES TRUST


                       MFS(R) ALABAMA MUNICIPAL BOND FUND
                       MFS(R) ARKANSAS MUNICIPAL BOND FUND
                      MFS(R) CALIFORNIA MUNICIPAL BOND FUND
                       MFS(R) FLORIDA MUNICIPAL BOND FUND
                       MFS(R) GEORGIA MUNICIPAL BOND FUND
                       MFS(R) MARYLAND MUNICIPAL BOND FUND
                    MFS(R) MASSACHUSETTS MUNICIPAL BOND FUND
                     MFS(R) MISSISSIPPI MUNICIPAL BOND FUND
                       MFS(R) NEW YORK MUNICIPAL BOND FUND
                    MFS(R) NORTH CAROLINA MUNICIPAL BOND FUND
                     MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND
                    MFS(R) SOUTH CAROLINA MUNICIPAL BOND FUND
                      MFS(R) TENNESSEE MUNICIPAL BOND FUND
                       MFS(R) VIRGINIA MUNICIPAL BOND FUND
                    MFS(R) WEST VIRGINIA MUNICIPAL BOND FUND
                          MFS(R) MUNICIPAL INCOME FUND
                   MFS(R) NEW YORK MUNICIPAL HIGH INCOME FUND
                 MFS(R) MASSACHUSETTS MUNICIPAL HIGH INCOME FUND


                                     PART C

ITEM 23. EXHIBITS


          1 (a) Amended and Restated Declaration of Trust, dated January 1,
                2002; filed herewith.

            (b) Form of Amendment, dated July 29, 2002, to the Amended and
                Restated Declaration of Trust Redesignation of Funds; filed herewith.

          2 (a) Amended and Restated ByLaws, dated January 1, 2002. (10)

            (b) Appendix A, dated May 1, 2002, to the Amended and Restated
                ByLaws. (11)

          3     Form of Share Certificate for Class A, B and C Shares. (2)

          4 Investment Advisory Agreement, dated January 1, 2002; filed herewith.


          5 (a) Amended and Restated Distribution Agreement for the MFS
                Municipal Series Trust, dated January 1, 1995. (1)


            (b) Dealer Agreement between MFS Fund Distributors, Inc. ("MFD") and a dealer and the Mutual Fund Agreement between MFD and a bank effective April 6, 2001. (8)

          6 (a) Retirement Plan for NonInterested Person Trustees, as amended and restated February 10, 1999. (4)

            (b) Amendment to the Retirement Plan for NonInterested Person
                Trustees, dated December 11, 2001; filed herewith.

            (c) Retirement Benefit Deferral Plan, dated December 11, 2001. (10)

          7 Master Custodian Agreement with State Street Bank and Trust Company, dated July 2, 2001. (9)

          8 (a) Shareholder Servicing Agent Agreement, dated August 1, 1985. (2)

            (b) Amendment to Shareholder Servicing Agent Agreement, dated April
                1, 1999. (7)


            (c) Exchange Privilege Agreement, dated July 30, 1997. (3)


            (d) Master Administrative Services Agreement dated March 1, 1997, as amended and restated April 1, 1999. (5)

            (e) Exhibit A, as revised April 17, 2002, to the Amended and
                Restated Master Administrative Services Agreement. (11)

            (f) Dividend Disbursing Agency Agreement, dated February 1, 1986.
                (2)

          9 (a) Opinion and Consent of Counsel, dated June 30, 1998. (6)

            (b) Legal Opinion Consent, dated July 24, 2002; filed herewith.


         10     Consent of Deloitte & Touche LLP; filed herewith.

         11     Not Applicable.

         12     Not Applicable.


         13 (a) Amended and Restated Master Distribution Plan pursuant to Rule
                12b1 under the Investment Company Act of 1940, dated January 1, 2002. (10)

            (b) Exhibits as revised April 17, 2002, to Master Distribution Plan pursuant to Rule 12b1 under the Investment Company Act of 1940.
                (11)


         14     Not Applicable.


         15 Amended and Restated Plan pursuant to Rule 18f3(d) under the Investment Company Act of 1940, amended and restated April 17, 2002. (11)
         16 Code of Ethics for the fund pursuant to Rule 17j1 under the Investment Company Act of 1940. (3)

           Power of Attorney, dated January 1, 2002; filed herewith.


 (1) Incorporated by reference to PostEffective Amendment No. 26 to the Registration Statement on Form N1A filed with the SEC via EDGAR on February 22, 1995.

 (2) Incorporated by reference to PostEffective Amendment No. 28 to the Registration Statement on Form N1A filed with the SEC via EDGAR on July 28, 1995.

 (3) Incorporated by reference to MFS Series Trust IX (File Nos. 250409 and 8112464) PostEffective Amendment No. 40 filed with the SEC via EDGAR on August 28, 2000.
 (4) Incorporated by reference to MFS Government Limited Maturity Fund (File Nos. 296738 and 8114253) PostEffective Amendment No. 20 filed with the SEC via EDGAR on February 26, 1999.
 (5) Incorporated by reference to MFS Series Trust III (File Nos. 260491 and 8112794) PostEffective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.
 (6) Incorporated by reference to Registrant's PostEffective Amendment No. 32 filed with the SEC via EDGAR on July 20, 1998.
 (7) Incorporated by reference to Registrant's PostEffective Amendment No. 33 filed with the SEC via EDGAR on May 14, 1999.
 (8) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 236431 and 8112032) PostEffective Amendment No. 41 filed with the SEC via EDGAR on April 30, 2001.
 (9) Incorporated by reference to MFS Series Trust X (File Nos. 331657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.
(10) Incorporated by reference to MFS Series Trust V (File Nos. 2-38613 and 811-2031) Post-Effective Amendment No. 51 filed with the SEC via EDGAR on January 28, 2002.
(11) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 31 filed with the SEC via EDGAR on May 31, 2002.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

ITEM 25. INDEMNIFICATION


         Reference is hereby made to (a) Article V of Registrant's Declaration of Trust, filed as an Exhibit to Post-Effective Amendment No. 37 to its Registration Statement filed with the Securities and Exchange Commission on July 29, 2002; (b) Section 4 of the Distribution Agreement between Registrant and MFS Fund Distributors, Inc., filed as an Exhibit to Post-Effective Amendment No. 26; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement as initially filed.


         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and distributor will be insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940 as amended.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


         MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below):
MASSACHUSETTS INVESTORS TRUST; MASSACHUSETTS INVESTORS GROWTH STOCK FUND; MFS GROWTH OPPORTUNITIES FUND; MFS GOVERNMENT SECURITIES FUND; MFS GOVERNMENT LIMITED MATURITY FUND; MFS SERIES TRUST I (which has 12 series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS Global Asset Allocation Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Value Fund, MFS New Discovery Fund, MFS Technology Fund, MFS Research International Fund, MFS Global Telecommunications Fund and MFS Japan Equity
Fund); MFS SERIES TRUST II (which has two series: MFS Emerging Growth Fund and MFS Large Cap Growth Fund); MFS SERIES TRUST III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities Fund); MFS SERIES TRUST IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund); MFS SERIES TRUST V (which has five series: MFS Total Return Fund, MFS Research Fund, MFS International New Discovery Fund, MFS International Strategic Growth Fund and MFS International Value Fund); MFS SERIES TRUST VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity Fund); MFS SERIES TRUST VII (which has one series: MFS Capital Opportunities Fund); MFS SERIES TRUST VIII (which has three series: MFS Strategic Income Fund, MFS Global Growth Fund and MFS Tax Managed Equity Fund); MFS SERIES TRUST IX (which has seven series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Emerging Opportunities Fund and MFS Large Cap Value Fund; MFS SERIES TRUST X (which has 17 series: MFS Government Mortgage Fund, MFS Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Investors Trust, MFS Strategic Value Fund, MFS Emerging Markets Debt Fund, MFS European Equity Fund, MFS New Endeavor Fund, MFS Fundamental Growth Fund, MFS Gemini Large Cap U.S. Fund, MFS Gemini U.K. Fund, MFS International ADR Fund, MFS Global Conservative Equity Fund, MFS International Core Equity Fund, MFS Income Fund, MFS High Income Advantage Fund and MFS Global Health Sciences Fund); MFS SERIES TRUST XI (which has four series: MFS Union Standard Equity Fund, Vertex Contrarian Fund, Vertex International Fund and MFS Mid Cap Value Fund); and MFS MUNICIPAL SERIES TRUST (which has 18 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund, MFS Municipal Income Fund, MFS New York High Income Tax Free Fund and MFS Massachusetts High Income Tax Free Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

         MFS also serves as investment adviser of the following open-end Funds:
MFS Institutional Trust ("MFSIT") (which has 10 series) and MFS Variable Insurance Trust ("MVI") (which has 15 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

         In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

         Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 31 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

         The Directors of MFS are John W. Ballen, Kevin R. Parke, Joseph W. Dello Russo, William W. Scott, Martin E. Beaulieu, Robert J. Manning, Richard D. Schmalensee, Donald A. Stewart, C. James Prieur, William W. Stinson and James C. Baillie. Jeffrey L. Shames is the Chairman and Chief Executive Officer, Mr. Ballen is President, Mr. William Scott is Vice Chairman, Mr. Dello Russo and Mr. Parke are Executive Vice Presidents (Mr. Dello Russo is also Chief Administrative Officer and Mr. Parke is also Chief Investment Officer), Stephen
E. Cavan is a Senior Vice President, General Counsel and Secretary of MFS, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, Thomas B. Hastings is a Senior Vice President and Treasurer of MFS, Joseph Lynch is the Assistant Treasurer of MFS and Robert Whelan is a Senior Vice President, Chief Financial Officer and Corporate Controller of MFS.

                  Massachusetts Investors Trust
                  Massachusetts Investors Growth Stock Fund
                  MFS Growth Opportunities Fund
                  MFS Government Securities Fund
                  MFS Government Limited Maturity Fund
                  MFS Series Trust I
                  MFS Series Trust II
                  MFS Series Trust III
                  MFS Series Trust IV
                  MFS Series Trust V
                  MFS Series Trust VI
                  MFS Series Trust VII
                  MFS Series Trust VIII
                  MFS Series Trust IX
                  MFS Series Trust X
                  MFS Series Trust XI
                  MFS Municipal Series Trust
                  MFS Variable Insurance Trust
                  MFS Institutional Trust
                  MFS Municipal Income Trust
                  MFS Multimarket Income Trust
                  MFS Government Markets Income Trust
                  MFS Intermediate Income Trust
                  MFS Charter Income Trust
                  MFS Special Value Trust

         Jeffrey L. Shames is Chairman and President, Stephen E. Cavan is the Secretary and Clerk, James O. Yost, Ellen M. Moynihan and Robert R. Flaherty, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary and Assistant Clerk.

         MFS/SUN LIFE SERIES TRUST

         C. James Prieur, President and Director of Sun Life Assurance Company of Canada, is the President, Stephen E. Cavan is the Secretary and Clerk, James
O. Yost, Ellen M. Moynihan and Robert R. Flaherty are the Assistant Treasurers, James R. Bordewick, Jr., is the Assistant Secretary and Assistant Clerk.

                  MONEY MARKET VARIABLE ACCOUNT
                  HIGH YIELD VARIABLE ACCOUNT
                  CAPITAL APPRECIATION VARIABLE ACCOUNT
                  GOVERNMENT SECURITIES VARIABLE ACCOUNT
                  TOTAL RETURN VARIABLE ACCOUNT
                  GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                  MANAGED SECTORS VARIABLE ACCOUNT


         C. James Prieur is the Chairman, President and Member of the Board of Managers, Stephen E. Cavan is the Secretary, Jim Yost, Ellen M. Moynihan and Robert R. Flaherty are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MIL FUNDS
                  MFS MERIDIAN FUNDS

         Jeffrey L. Shames is Chairman, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, James O. Yost, Ellen M. Moynihan and Robert R. Flaherty are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

         VERTEX INVESTMENT MANAGEMENT, INC., a Delaware corporation and a wholly owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 ("Vertex"), serves as investment adviser to Vertex Contrarian Fund and Vertex International Fund, each a series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

         Jeffrey L. Shames and Kevin R. Parke are Directors. Mr. Shames is also the President. John W. Ballen is Executive Vice President and Chief Investment Officer, John D. Laupheimer is a Senior Vice President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

         MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds, known as the MFS Funds, SICAV after January 1999 (which has 12 portfolios): U.S. Equity Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Dollar Reserve Fund, U.S. Research Fund, U.S. Strategic Growth Fund, Global Equity Fund, European Equity Fund, European Bond Fund, European High Yield Bond Fund, Value Fund and European Smaller Companies Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg. MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Governments Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Global Growth Fund, MFS Meridian Money Market Fund, MFS Meridian Global Balanced Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian Strategic Growth Fund and MFS Meridian Global Asset Allocation Fund, MFS Meridian Value Fund and the MFS Meridian Research International Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

         Jeffrey L. Shames is a Director, Peter Laird is a Director and President, Steven E. Cavan is a Director, Senior Vice President and Secretary, Peter Bubenzner is a Director, Judith Collis is a Director, Robert Whelan is the Treasurer, Robert T. Burns is the Assistant Secretary and Thomas B. Hastings is the Assistant Treasurer.

         MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

         Jeffrey L. Shames, John W. Ballen, Peter D. Laird and Stephen E Cavan are the Directors. Mr. Laird is the President, Mr. Cavan is the Secretary, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

         MFS INTERNATIONAL S.C. LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Meridian Funds.

         Jeffrey L. Shames, Stephen E. Cavan and Peter D. Laird are Advisory Board Members. Mr. Shames is also the President.

         MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

         Graham E. Lenzner is the Chairman, Loretta Lenzner, Joe Trainer and Sheldon Rivers are Directors, Stephen E. Cavan is the Secretary, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

         MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

         Jeffrey L. Shames is the Chairman, Martin E. Beaulieu is the President and Director, Robert Leo is the Vice Chairman and Executive Vice President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Michael J. Londergan is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

         MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

         Jeffrey L. Shames is the Chairman. Joseph W. Dello Russo and Janet A. Clifford are Directors. Ms. Clifford is also the President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

         MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

         Joseph J. Trainor, Jeffrey L. Shames and John W. Ballen are Directors. Mr. Trainor is also the President, Kevin R. Parke is an Executive Vice President and Managing Director, Lisa M. Jones is an Executive Vice President and Managing Director of Institutional Sales, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

         MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

         Jeffrey L. Shames is the Chairman, Martin E. Beaulieu is the Director, Carol W. Geremia is the President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

         MFS INVESTMENT MANAGEMENT K.K. ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

         Jeffrey L. Shames is a Director, Ira S. Krolick is a Director and Chief Operating Officer, Peter Laird is a Director and Takafumi Ishii is a Director and Representative Director.

         MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

         Stephen E. Cavan, Joseph W. Dello Russo, Janet A. Clifford, Martin E. Beaulieu, Carol W. Geremia, Joseph A. Kosciuszek are Directors. Mr. Cavan is the President, Robert Whelan is the Treasurer and Robert T. Burns is the Clerk.

         MFS ORIGINAL RESEARCH PARTNERS, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to domestic pooled private investment vehicles.

         Jeffrey L. Shames, John W. Ballen, Kevin R. Parke and Joseph J. Trainor are Directors. Mr. Trainor is the President, Robert Whelan is the Treasurer, Stephen E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

         MFS ORIGINAL RESEARCH ADVISORS, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to offshore pooled private investment vehicles.

         Jeffrey L. Shames, John W. Ballen, Kevin R. Parke and Joseph J. Trainor are Directors. Mr. Trainor is the President, Robert Whelan is the Treasurer, Stephen E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

         MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

         Jeffrey L. Shames, Douglas C. Henck, Peter D. Laird and Donald A. Stewart are Directors.

         SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

         John W. Ballen, Kevin R. Parke, Joseph W. Dello Russo, Jeffrey L. Shames, Eric G. Burns, Donald A. Stewart and C. James Prieur are Directors. Mr. Ballen is the Chairman and Mr. Parke is the Chief Executive Officer & President, Robert Whelan is the Treasurer, Joseph Lynch is the Assistant Treasurer, Robert
T. Burns is Secretary and Mitchell C. Freestone is the Assistant Secretary.

         MFS INVESTMENT MANAGEMENT (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 2 portfolios: MFS Funds-Global Equity Ex-Japan Fund and MFS Funds-Bond Fund.

         Jeffrey L. Shames, John W. Ballen and Kevin R. Parke are Directors.

         NEW ENGLAND STREAMING MEDIA, LLC, a limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is primarily involved in internet technology.

         Jeffrey L. Shames, John W. Ballen, Joseph W. Dello Russo, Robert Whelan, Jeremiah Potts are Directors. Mr. Potts is the Chief Executive Officer.

         In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

         Donald A. Stewart   Chairman, Sun Life Assurance Company of Canada, Sun
                               Life Centre, 150 King Street West, Toronto,
                               Ontario, Canada (Mr. Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

         C. James Prieur     President and a Director, Sun Life Assurance
                               Company of Canada, Sun Life Centre, 150 King
                               Street West, Toronto, Ontario, Canada (Mr. Prieur is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

         William W. Stinson  Director, Sun Life Assurance Company of Canada, Sun
                               Life Centre, 150 King Street West, Toronto,
                               Ontario, Canada; Director, United Dominion
                               Industries Limited, Charlotte, N.C.; Director, PanCanadian Petroleum Limited, Calgary, Alberta; Director, LWT Services, Inc., Calgary Alberta; Director, Western Star Trucks, Inc., Kelowna, British Columbia; Director, Westshore Terminals Income Fund, Vancouver, British Columbia; Director (until 4/99), Canadian Pacific Ltd., Calgary, Alberta

         James C. Baillie    Counsel, Torys, Ontario, Canada; Chair, Independent
                               Electricity Market Operator, Ontario, Canada; Chair, Corel Corporation, Ontario, Canada; Director, Sun Life Financial, Ontario Canada; Director, FPI Ltd., Newfoundland, Canada


ITEM 27. DISTRIBUTORS

         (a) Reference is hereby made to Item 26 above.

         (b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

         (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                     NAME                                     ADDRESS
                     ----                                     -------

         Massachusetts Financial Services                500 Boylston Street
           Company (investment adviser)                  Boston, MA  02116

         MFS Fund Distributors, Inc.                     500 Boylston Street
           (principal underwriter)                       Boston, MA  02116

         State Street Bank and                           State Street South
           Trust Company (custodian)                     5 - West
                                                         North Quincy, MA  02171

         MFS Service Center, Inc.                        2 Avenue de Lafayette
           (transfer agent)                              Boston, MA  02111-1738

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 24th day of July, 2002.

                                            MFS MUNICIPAL SERIES TRUST

                                            By:   JAMES R. BORDEWICK, JR.
                                                  -----------------------------
                                            Name: James R. Bordewick, Jr.
                                                  Title: Assistant Secretary
                                                  and Assistant Clerk

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on July 24, 2002.

        SIGNATURE                                 TITLE
        ---------                                 -----

                                     Chairman, President (Principal
JEFFREY L. SHAMES*                     Executive Officer) and Trustee
-------------------------------
Jeffrey L. Shames


JAMES O. YOST*                       Principal Financial and Accounting Officer
-------------------------------
James O. Yost


JOHN W. BALLEN*                      Trustee
-------------------------------
John W. Ballen


LAWRENCE H. COHN*                    Trustee
-------------------------------
Lawrence H. Cohn


SIR J. DAVID GIBBONS*                Trustee
-------------------------------
Sir J. David Gibbons


WILLIAM R. GUTOW*                    Trustee
-------------------------------
William R. Gutow


J. ATWOOD IVES*                      Trustee
-------------------------------
J. Atwood Ives


ABBY M. O'NEILL*                     Trustee
-------------------------------
Abby M. O'Neill


KEVIN R. PARKE*                      Trustee
-------------------------------
Kevin R. Parke


LAWRENCE T. PERERA*                  Trustee
-------------------------------
Lawrence T. Perera


WILLIAM R. POORVU*                   Trustee
-------------------------------
William R. Poorvu


J. DALE SHERRATT*                    Trustee
-------------------------------
J. Dale Sherratt


ELAINE R. SMITH*                     Trustee
-------------------------------
Elaine R. Smith


WARD SMITH*                          Trustee
-------------------------------
Ward Smith


                                            *By:       JAMES R. BORDEWICK, JR.
                                                       ------------------------
                                            Name:      James R. Bordewick, Jr.,
                                                        as Attorney-in-fact

                                            Executed by James R. Bordewick, Jr.
                                            on behalf of those indicated
                                            pursuant to a Power of Attorney
                                            dated January 1, 2002; filed
                                            herewith.

                                POWER OF ATTORNEY
                           MFS Municipal Series Trust

         The undersigned, Trustees and officers of MFS Municipal Series Trust (the "Registrant"), hereby severally constitute and appoint Jeffrey L. Shames, Stephen E. Cavan, John W. Ballen, Kevin R. Parke, James O. Yost and James R. Bordewick, Jr., and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 1st day of January, 2002.

                                     Chairman of the Board; Trustee;
JEFFREY L. SHAMES                      and Principal Executive Officer
-------------------------------
Jeffrey L. Shames


JAMES O. YOST                        Principal Financial and Accounting Officer
-------------------------------
James O. Yost


JOHN W. BALLEN                       Trustee
-------------------------------
John W. Ballen


LAWRENCE H. COHN                     Trustee
-------------------------------
Lawrence H. Cohn

SIR J. DAVID GIBBONS                 Trustee
-------------------------------
Sir J. David Gibbons


WILLIAM R. GUTOW                     Trustee
-------------------------------
William R. Gutow


J. ATWOOD IVES                       Trustee
-------------------------------
J. Atwood Ives


ABBY M. O'NEILL                      Trustee
-------------------------------
Abby M. O'Neill


KEVIN R. PARKE                       Trustee
-------------------------------
Kevin R. Parke


LAWRENCE T. PERERA                   Trustee
-------------------------------
Lawrence T. Perera


WILLIAM J. POORVU                    Trustee
-------------------------------
William J. Poorvu


J. DALE SHERRATT                     Trustee
-------------------------------
J. Dale Sherratt


ELAINE R. SMITH                      Trustee
-------------------------------
Elaine R. Smith


WARD SMITH                           Trustee
-------------------------------
Ward Smith

                                INDEX TO EXHIBITS

EXHIBIT NO.                 DESCRIPTION OF EXHIBIT                     PAGE NO.

    1 (a)   Amended and Restated Declaration of Trust, dated
              January 1, 2002.

      (b) Form of Amendment, dated July 29, 2002, to the Amended and Restated Declaration of Trust - Redesignation of Funds.

    4       Investment Advisory Agreement, dated January 1, 2002.

    6 (b)   Amendment to the Retirement Plan for Non-Interested
              Person Trustees, dated December 11, 2001.

    9 (b)   Legal Opinion Consent, dated July 24, 2002.

   10       Consent of Deloitte & Touche LLP.